As filed with the Securities and Exchange Commission on April 29, 2024

Registration No.   333- 249120

811- 05672

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933

Pre-Effective Amendment No. ___

Post-Effective Amendment No. 4

and

REGISTRATION STATEMENT UNDER THE

INVESTMENT COMPANY ACT OF 1940

Amendment No.  360

WRL SERIES ANNUITY ACCOUNT

(Exact Name of Registrant)

TRANSAMERICA LIFE INSURANCE COMPANY

(Name of Depositor)

6400 C Street SW

Cedar Rapids, IA 52499-0001

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number: (319) 355-8511

Brian Stallworth, Esquire

Transamerica Life Insurance Company

c/o Office of the General Counsel

6400 C Street SW

Cedar Rapids, IA 52499-4240

(Name and Address of Agent for Service)

It is proposed that this filing become effective:

immediately upon filing pursuant to paragraph (b) of Rule 485
__X__	on May 1, 2024 pursuant to paragraph (b) of Rule 485
60 days after filing pursuant to paragraph (a)(1) of Rule 485 on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:
_____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

WRL FREEDOM PREMIER®

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

WRL Series Annuity Account

Supplement Dated May 1, 2024

to the

Prospectus dated May 1, 2024

We will not accept any premium payment that is allocated to the fixed account or the dollar cost averaging fixed account in excess of $500,000. We also will not accept any premium payment or transfer which would result in the aggregate policy value in the fixed account and the dollar cost averaging fixed account exceeding $500,000.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

WRL Freedom Premier® dated May 1, 2024

WRL FREEDOM PREMIER®
Issued Through
WRL SERIES ANNUITY ACCOUNT
By
TRANSAMERICA LIFE INSURANCE COMPANY
Sales of this Policy were discontinued for new purchasers effective May 1, 2009.
This prospectus describes information You should know before You purchase a WRL Freedom Premier Policy, formerly known as WRL Freedom Premier II variable annuity. The prospectus describes a contract between each Owner and joint Owner (“You”) and Transamerica Life Insurance Company (“us,” “we,” “our” or “Company” ). This is an individual, deferred, flexible premium variable annuity. This variable annuity allows You to allocate Your premium payments among the Fixed Account (if available) and the Underlying Fund Portfolios.
This prospectus and the underlying fund prospectuses give You important information about the policies and the Underlying Fund Portfolios. Please read them carefully before You invest and keep them for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities, or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
This variable annuity may not be suitable for everyone. This variable annuity may not be appropriate for people who do not have a long-term investment time horizon and is not appropriate for people who intend to engage in market timing or other frequent (disruptive) trading. You will get no additional tax advantage from this variable annuity if You are investing in a variable annuity through a tax-advantaged retirement plan (such as a 401(k) plan or Individual Retirement Account (“IRA”)). This prospectus is not intended to provide tax, accounting or legal advice.
We are not an investment adviser nor are we registered as such with the SEC or any state securities regulatory authority. We are not acting in any fiduciary capacity with respect to Your Policy nor are we acting in any capacity on behalf of any tax-advantaged retirement plan. This information does not constitute personalized investment advice or financial planning advice.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
Prospectus Date: May 1, 2024

ii

TABLE OF CONTENTS continued
Distribution of the Policies________________	60
APPENDIX
PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY______________	63
Appendix A_______________________	70
APPENDIX B
ADDITIONAL EARNINGS RIDER - Hypothetical examples_________	73
APPENDIX C__________________________	74
Policy form number WL18_________	74
Effect of Adjusted Partial Surrender on Certain Death Benefits__________________________	77
iii

GLOSSARY OF TERMS
Accumulation Period- The period between the Policy Date and the Maturity Date while the Policy is In Force.
Accumulation Unit Value- An accounting unit of measure we use to calculate Subaccount values during the Accumulation Period.
Administrative Office- Transamerica Life Insurance Company, Attention: Customer Care Group, 6400 C Street SW, Cedar Rapids, IA 52499, (800)851-9777. Please send all Premium Payments, loan repayments, correspondence and notices to the Administrative Office.
Age - The issue Age, which is Annuitant’s Age on his/her birthday immediately preceding the Policy Date. Attained Age is the issue Age plus the number of completed Policy years. When we use the term “Age” in this document, it has the same meaning as “attained Age” in the Policy.
Annuitant- The person on whose life any annuity payments involving life contingencies will be based.
Annuitize (Annuitization)- When You switch from the Accumulation Period to the income phase and we begin to make annuity payments to You (or Your designee).
Annuity Unit Value- An accounting unit of measure we use to calculate annuity payments from the Subaccounts after the Maturity Date.
Annuity Value- The sum of the Separate Account Value and the Fixed Account Value at the end of any Valuation Period.
Beneficiary(ies)- The person(s) who has the right to the death benefit as set forth in the Policy.
Cash Value- The Annuity Value less any applicable  less any premium taxes, any Surrender charge, any loans and unpaid accrued interest, the annual Policy charge and any rider charges.
Code- The Internal Revenue Code of 1986, as amended.
Death Report Day- The Valuation Date on which we have received due proof of death.
Fixed Account- One or more Investment Options under the Policy that are part of our general assets and are not in the Separate Account.
Fixed Account Value- During the Accumulation Period, Your Policy’s value in the Fixed Account.
In Force- Condition under which the Policy is active and an Owner is entitled to exercise all rights under the Policy.
Investment Option(s) - The Subaccounts and the Fixed Account.
Maturity Date- The date on which the Accumulation Period ends and annuity payments begin.
Monthiversary- The same day in the month as the Policy Date. When there is no date in a calendar month that coincides with the Policy Date, the Monthiversary is the first day of the next month.
NYSE - New York Stock Exchange.
Owner (You, Your)- The person(s) entitled to exercise all rights and privileges under the Policy. The Annuitant is an Owner unless the application states otherwise, or unless a change of ownership is made at a later time. Joint Owners may be named, provided the joint Owners are husband and wife. Joint ownership is not available in all states.
Policy- The WRL Freedom Premier Policy, formerly known as WRL Freedom Premier II, an individual deferred, flexible premium variable annuity. Also referred to as the contract.
Policy Anniversary- The same day in each succeeding year as the Policy Date. If there is no day in a calendar year which coincides with the Policy Date, the Policy Anniversary will be the first day of the next month.
Policy Date- The date shown on the contract schedule attached to the Policy and the date on which the Policy becomes effective.
Premium Payments- Amounts paid by an Owner or on an Owner’s behalf to Transamerica Life Insurance Company as consideration for the benefits provided by the Policy. When we use the term “Premium Payment” or “premium” in this prospectus, it has the same meaning as “net payment” in the Policy, which means the Premium Payment less any applicable premium taxes.
Portfolio Company(ies)- The investment company(ies) made available as Investment Options under the Policy. Also referred to as underlying fund portfolios.

Separate Account- WRL Series Annuity Account, a Separate Account established and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), to which Premium Payments under the policies may be allocated.
Separate Account Value- The portion of the Policy value that is invested in the Separate Account.
Subaccount- A subdivision within the Separate Account, the assets of which are invested in a specified Underlying Fund Portfolio.
Surrender- The termination of a Policy at the option of an Owner.
Underlying Fund Portfolio- Investment companies which are registered with the U.S. Securities and Exchange Commission. The Policy allows You to invest in the Underlying Fund Portfolios through our Subaccounts. We reserve the right to add other Underlying Fund Portfolios as investment choices under the Policy in the future.
Valuation Date- Each day on which the NYSE is open for trading, except when a Subaccount's corresponding portfolio does not value its shares. Transamerica Life Insurance Company is open for business on each day that the NYSE is open. When we use the term “business day,” it has the same meaning as Valuation Date.
Valuation Period- The period of time from one determination of Accumulation Unit Values and Annuity Unit Values to the next subsequent determination of those values. Such determination shall be made generally at the close of business on each business day.
2

important INFORMATION you should consider about the policy
	FEES AND EXPENSES	Location in Prospectus
Charges for Early Withdrawal
If You withdraw money during a specified number of years following each
Premium Payment being withdrawn, You may be assessed a surrender charge. The surrender charge is assessed for 7 years with a maximum of
7%.
For example, if You make an early withdrawal, You could pay a surrender charge on a $100,000 investment of up to $7,000.
Annuity Policy Fee Tables and Expense Examples Transaction Expenses – Surrender Charge Access to Your Money Surrenders
Transaction Charges
In addition to surrender charges, You also may be assessed a transfer fee and special services fee.
Transfer Fee. We reserve the right to charge for transfers among Investment
Options after the first 12 transfers per Policy year. For each such additional transfer, we may impose a transfer fee of $10. Currently, we do not charge a transfer fee, but reserve the right to do so.
Special Service Fee. We reserve the right to deduct a $50 charge for special services, including overnight delivery, duplicate policies, handling insufficient checks on new business, duplicate Form 1099 and Form 5498 tax forms, check copies, printing and mailing previously submitted forms, and asset verification requests from mortgage companies.
Annuity Policy Fee Tables and Expense Examples Expenses – Transaction Expenses
3

	FEES AND EXPENSES			Location in Prospectus
Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that You may pay each year, depending on the options You choose. Please refer to Your Policy specifications page for information about the specific fees You will pay each year based on the options You have elected.
Annuity Policy Fee Tables and Expense Examples Base Contract Expenses Appendix – Portfolio Companies Available Under the Policy
	Annual Fee	Minimum	Maximum
	Base Policy[1]	1.25%	1.65%
	Annual Policy Charge[3]	$0	$30
	Portfolio Company (fund fees and expenses)[2]	0.54%	2.97%
	Optional Benefit Expenses (if elected)	0.35%[3]	0.50%[3]
1 As a percentage of average Separate Account Value.
2 As a percentage of Portfolio Company assets.
3 As a percentage of the Annuity Value.
Because Your Policy is customizable, the choices You make affect how much You will pay. To help You understand the cost of owning Your
Policy, the following table shows the lowest and highest cost You could pay each year based on current charges. This estimate assumes that You do not take withdrawals from the Policy, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost $2,008	Highest Annual Cost $5,456
	Assumes:	Assumes:
•Investment of $100,000 •5% annual appreciation •Least expensive Portfolio Company fees and expenses •No optional benefits •No sales charges •No additional Premium Payments, transfers, or withdrawals
•Investment of $100,000
•5% annual appreciation
•Most expensive combination
of optional benefits and
Portfolio Company fees and
expenses
•No sales charges
•No additional Premium
Payments, transfers, or
withdrawals

	RISKS			Location in Prospectus
Risk of Loss	You can lose money by investing in this Policy.			Principal Risks of Investing in the Policy
Not a Short-Term Investment
This Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
Surrender charges may apply for several years under the Policy. Surrender charges will reduce the value of Your Policy if You withdraw money during that time.
The benefits of tax deferral and living benefit protection also means the
Policy is more beneficial to investors with a long-term time horizon.
Principal Risks of Investing in the Policy Transaction Expenses - Surrender Charges Tax Information
4

	RISKS	Location in Prospectus
Risks Associated with Investment Options
•An investment in this Policy is subject to the risk of poor investment performance and can vary depending on the performance of the
Investment Options available under the Policy.
•Each Investment Option, including the Fixed Account, has its own unique risks.
•You should review the prospectuses for the available funds before making an investment decision.
Principal Risks of Investing in the Policy Investment Risk Appendix: Portfolio Companies Available Under the Policy
Insurance Company Risks
Any obligations (including under the Fixed Account), guarantees, and benefits under the Policy are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to You. More information about Transamerica Life Insurance Company, including our financial strength ratings, is available by visiting
transamerica.com or by calling toll-free (800)851-9777.
Principal Risks of Investing in the Policy Transamerica Life Insurance Company Financial Condition
	RESTRICTIONS	Location in Prospectus
Investments
•We reserve the right to impose a charge for transfers in excess of 12 transfers per Policy year.
•We reserve the right to limit transfers in circumstances of large or frequent transfers.
•The Fixed Account option may not be available for investment depending on when You applied for Your Policy and when it was issued.
•We reserve the right to remove or substitute the Portfolio Companies that are available as Investment Options under the Policy.
Transaction Expenses Investment Option – Transfers Market Timing and Disruptive Trading
Optional Benefits
•Certain optional benefits limit or restrict the Investment Options that
You may select under the Policy. We reserve the right to change these restrictions in the future.
•Withdrawals that exceed limits specified by the terms of an optional benefit may reduce the value of an optional benefit by an amount greater than the value withdrawn, which could significantly reduce the value or even terminate the benefit.
•We reserve the right to stop offering an optional benefit at any time for new sales, which includes sales to the Owners who may want to purchase the benefit after they purchase the Policy.
Investment Restrictions Benefits Available Under the Policy Optional Benefit Riders
	TAXES	Location in Prospectus
Tax Implications
•Consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy.
•If You purchase the Policy as an individual retirement account or through a tax qualified plan, You do not get any additional tax benefit.
•You will generally not be taxed on increases in the value of Your Policy until they are withdrawn. Earnings on Your Policy are taxed at ordinary income tax rates when withdrawn, and You may have to pay a penalty if
You take a withdrawal before Age 59 ½.
Tax Information
5

	CONFLICT OF INTEREST	Location in Prospectus
Investment Professional Compensation
Your investment professional may receive compensation for selling this
Policy to You, in the form of commissions, additional cash benefits (e.g., bonuses), and non-cash compensation. Our affiliate, Transamerica
Capital, Inc. (“TCI”) is the principal underwriter and may share the revenue we earn on this Policy with Your investment professional’s firm. In addition, we may pay all or a portion of the cost of affiliates’ operating and other expenses. This conflict of interest may influence Your investment professional to recommend this Policy over another investment for which the investment professional is not compensated or compensated less.
Distribution of the Policies
Exchanges
If You already own an insurance Policy, some investment professionals may have a financial incentive to offer You a new Policy in place of the one You own. You should only exchange a Policy You already own if You determine, after comparing the features, fees, and risks of both policies, that it is better for You to purchase the new Policy rather than continue to own Your existing Policy.
Exchanges and/or Reinstatements
6

Overview of the policy
Purpose
The WRL Freedom Premier Policy, formerly known as WRL Freedom Premier II is a variable annuity Policy. You can use the Policy to accumulate assets for retirement or other long-term financial planning purposes. The amount of money You are able to accumulate in Your Policy depends upon the performance of Your Investment Options. The Policy also offers a death benefit to protect Your designated Beneficiaries.
This Policy may not be appropriate for people who do not have a long-term investment time horizon and is not appropriate for people who intend to engage in market timing or other frequent (disruptive) trading.
Who the Policy is Appropriate For
The Policy is designed for investors who intend to accumulate assets for retirement or other long-term financial planning best suited for those with a long-term investment horizon. Although You have the ability to make partial withdrawals and/or Surrender the Policy at any time during the accumulation phase, the Policy should not be viewed as a highly liquid investment. In that regard, withdrawals taken in the near term can result in Your being assessed a surrender charge, which can be a significant amount. In addition, if You participate in certain optional benefits, withdrawals can markedly reduce the benefit’s value. Finally, failure to hold the Policy for the long-term would mean that You lose the opportunity for the performance of Your chosen Investment Options to grow on a tax-deferred basis. Thus, the Policy’s features are appropriate for an investor who does not have significant liquidity needs with respect to money dedicated to the Policy, has a long-term investment horizon, and has purchased the Policy for retirement purposes or other long-term financial planning purposes.
Phases of the Policy
The Policy has two phases: (1) an accumulation (or savings) phase and (2) and annuity (or income) phase.
Accumulation Phase. To help You accumulate assets during the accumulation phase, You can invest Your Premium Payments and Policy Value in:
•
Underlying Fund Portfolios available under the Policy, each of which has its own investment strategies and risks; investment adviser(s); expense ratio; and performance history; and
•
The Fixed Account option, which offers a guaranteed interest rate during a selected period.
A list of Portfolio Companies in which You can invest is provided in an Appendix to this Prospectus. See Appendix - Portfolio Companies Available Under the Policy.
Annuity Phase. You can elect to Annuitize Your Policy and turn Your Policy value into a stream of income payments called annuity payments. When You Annuitize Your Policy, the accumulation phase ends, and You will no longer be able to withdraw money from Your Policy. Any guaranteed benefits You elected will terminate without value. You may elect to purchase the Initial Payment Guarantee for an additional fee that provides annually stabilized payments that are guaranteed to never be less than a percentage of the initial variable annuity payment at the time You Annuitize Your Policy.
You can choose from among several Annuity Payment Options, including those guaranteeing payments for life and/or for a fixed time period. If You choose income for a specified period, life income with 10 years certain, life income with guaranteed return of Policy proceeds, or income of a specified amount, and the person receiving annuity payments dies prior to the end of the guaranteed period, then the remaining guaranteed annuity payments will be continued to a new payee, or their present value may be paid in a single sum.
Primary Features and Options of the Policy
Type of Policy. WRL Freedom Premier Policy, formerly known as WRL Freedom Premier II Policy is a flexible premium deferred variable annuity Policy. It is a “deferred” annuity because You defer taking annuity payments during the accumulation phase. It is a “flexible premium” annuity because You are generally not required to make any Premium Payments in addition to the initial minimum Premium Payment. The Policy is “variable” because its value can go up or down based on the performance of the Investment Options You choose. The Policy is available as a non-qualified or qualified Policy. The tax treatment of Your Policy may impact the benefits, as well as fees and charges under Your Policy.
Accessing Your Money. Before You Annuitize, You can withdraw money from Your Policy at any time. If You take a withdrawal, You have to pay a surrender charge and/or income taxes, including a tax penalty if You are younger than Age 59½.
7

Tax Treatment. You can transfer money between Investment Options without tax implications, and earnings (if any) on Your investments are generally tax-deferred. You are taxed only upon: (1) making a withdrawal; (2) receiving a payment from us; or (3) payment of a death benefit.
Death Benefits. The Policy includes, at no additional cost, a default death benefit that will pay Your designated Beneficiaries at least the Annuity Value. You can purchase a guaranteed minimum death benefit for an additional fee, which may increase the amount of money payable to Your designated Beneficiaries upon Your death.
Optional Additional Earnings Rider. For an additional fee, You may have elected this rider that may provide You with a supplemental death benefit to help offset the taxes typically due on annuity death benefits.
Additional Services. At no additional charge, You may select the following additional services:
•
Dollar-Cost Averaging. This service allows You to automatically transfer amounts between certain Investment Options on a monthly basis.
•
Asset Rebalancing. This service automatically reallocates Your Policy value among Your Investment Options on a periodic basis to maintain Your standing allocation instructions.
•
Systematic Payout Options. This service allows You to receive regular automatic withdrawals from Your Policy either on a monthly, quarterly, semi-annual and annual basis.
•
Telephone and Electronic Transactions. This service allows You to make certain transactions by telephone or other electronic means with the appropriate authorization from You.
8

ANNUITY POLICY FEE TABLE AND EXPENSE EXAMPLES
The following table describes the fees and expenses that You will pay when buying, owning, and surrendering or making withdrawals from the Policy. Please refer to Your Policy specification page for information about the specific fees You will pay each year based on the options You have elected.
The first table describes the fees and expenses that You will pay at the time that You buy the Policy, surrender or make withdrawals from the Policy, or transfer Cash Value between Investment Options. State premium taxes may also apply.
Transaction Expenses:
Sales Load Imposed On Premium Payments	None
Maximum Withdrawal Charge (as a % of Premium Payments)(1)(2)(3)	7%
Transfer Charge(4)	$10 after 12 per year
Loan Processing Fee(5)	$30 per loan
Special Service Fee	$25
(1)We may deduct a charge for special services, including overnight delivery, duplicate policies, non-sufficient checks on new business, duplicate 1099 and 5498 tax forms, duplicate disclosure documents and semi-annual reports, check copies, printing and mailing previously submitted forms and asset verification requests from mortgage companies. In addition, we may consider as special services customer initiated changes, modifications and transactions which are submitted in such a manner as to require the Company to incur additional processing costs.
(2)The surrender charge decreases based on the number of years since each Premium Payment was made, from 7% in the first two years after the Premium Payment was made grading down to 0% in the eighth year after the Premium Payment was made. To calculate surrender charges, the first Premium Payment made is considered to come out first. This charge is waived under certain circumstances.
(3)We may reduce or waive the surrender charge and the annual Policy charge for policies sold to groups of employees with the same employer, including our directors, officers and full-time employees, or other groups where sales to the group reduce our administrative expenses.
(4)There is no charge for transfers from the Fixed Account. We do not currently charge for Internet transfers, although we reserve the right to do so in the future.
(5)Loans are available only for certain qualified policies. The loan processing fee is not applicable in all states.
Annual Contract Expenses:
The next table describes the fees and expenses that You will pay each year during the time that You own the Policy, not including portfolio fees and expenses. This table also includes the charges You would pay if You added optional riders to Your Policy.
Annual Policy Charge(1)(2)	$30 per Policy yearly
Base Contract Expenses (as a % of average Separate Account Value during the Accumulation Period)(3)	1.25%
With Compounding Minimum Death Benefit Rider Added (optional):	1.65%
With Annual Step-Up Death Benefit Rider Added (optional):	1.65%
Optional Benefit Riders (No Longer Available):
Additional Earnings Rider Charge(4)	0.35%
Guaranteed Minimum Income Benefit Rider(5)
Current	0.45%
Maximum	0.50%
(1)The surrender charge decreases based on the number of years since each Premium Payment was made, from 7% in the first two years after the Premium Payment was made grading down to 0% in the eighth year after the Premium Payment was made. To calculate surrender charges, the first Premium Payment made is considered to come out first. This charge is waived under certain circumstances.
(2)We currently waive this charge if either the Annuity Value, or the total Premium Payments, minus all partial Surrenders, including any surrender charges, equals or exceeds $50,000 on the Policy Anniversary for which the charge is payable. However, we will deduct this charge from Your Annuity Value if You Surrender Your Policy completely.
9

(3)These charges are assessed on Your assets in each Subaccount. They do not apply to the Fixed Account. The mortality and expense risk charge of 0.85% applies when You have selected the standard death benefit. If You select the compounding minimum death benefit rider or the annual step-up death benefit rider, then the mortality and expense risk charge will increase to 1.25%. These charges apply only during the Accumulation Period. After the Maturity Date, if You elect a variable annuity payment option, we will deduct a daily Separate Account Annuitization charge from Your Subaccount assets equal to an annual rate of 1.40% in place of the mortality and expense risk and administrative charges.
(4) This rider is no longer available. You may not add this rider if You have already purchased one of the optional death benefit riders. If You add the rider, we will impose during the Accumulation Period an annual rider charge equal to 0.35% of Your Policy's Annuity Value on each rider anniversary and pro rata on the termination date of the rider, including Policy Surrender. The charge will not increase once the rider has been issued. We deduct the rider charge from the Fixed Account and from each Subaccount in proportion to the amount of the Annuity Value in each account. We do not assess this charge during the income phase. This rider is not available in all states.
(5)This rider is no longer available. The annual rider charge is a percentage of the minimum Annuitization value. If You choose to upgrade the rider, the charge for the rider after the upgrade is currently 0.45%, but, we reserve the right to increase the rider charge after upgrade to 0.50%. Once the rider is issued, the rider charge will not change. Keep in mind that the current rider charge (0.45%) may be higher if You upgrade the rider at a later date because we may increase the rider charge after upgrade up to the maximum (0.50%). We deduct the rider charge from the Fixed Account and from each Subaccount in proportion to the amount of the Annuity Value in each account. If the Annuity Value on any rider anniversary exceeds the rider charge threshold (guaranteed 2.0) times the minimum Annuitization value, we will waive the rider charge otherwise payable on that rider anniversary. If You later choose to Annuitize under a variable annuity payment option of this rider, we will impose a guaranteed minimum payment fee equal to an annual rate of 1.10% of the daily net asset values in the Subaccounts. This charge is assessed in addition to the mortality and expense risk charge of 1.40% annually that is set on the date You Annuitize under the rider. We may change the guaranteed minimum payment fee in the future if You choose to upgrade the minimum Annuitization value, or for future issues of the rider, but it will never be greater than 2.10%. See Optional Benefits.
Annual Portfolio Company Expenses:
The next section shows the minimum and maximum total operating expenses charged by the Portfolio Companies that You may pay periodically during the time You own the Policy. A complete list of the Portfolios available under the Policy, including their annual expenses may be found under Appendix - Portfolio Companies Available Under the Policy.
Annual Portfolio Company Expenses	Minimum	Maximum
Expenses that are deducted from Portfolio Company assets, including management fees, distribution and/or service 12b-1 fees, and other expenses	0.54%	2.97%
Expenses that are deducted from Portfolio Company assets, including management fees, 12b-1 fees, and other expenses, after any waivers or expense reimbursement	0.54%	1.68%
Example(1)
The following Examples are intended to help You compare the cost of investing in the Policy with the cost of investing in other variable annuity policies. These costs include Owner transaction expenses, annual Policy expenses, and annual Portfolio Company operating expenses.
The Examples assume that You invest $100,000 in the Policy for the time periods indicated. The Examples also assume that Your Policy has a 5% return each year and assumes the most expensive combination of annual Portfolio Company expenses and optional benefits available for an additional charge. This includes the maximum annual Portfolio Company expenses, highest death benefit option and Guaranteed Minimum Benefit rider. Although Your actual costs may be higher or lower, based on these assumptions, Your costs would be:
Example(13)	1 Year	3 Years	5 Years	10 Years
If You Surrender the Policy at the end of the applicable time period.	$12,504	$22,524	$31,561	$55,244
If You Annuitize* or remain invested in the Policy at the end of the applicable time period.	$5,504	$16,524	$27,561	$55,244
10

*You cannot Annuitize Your Policy before Your Policy’s fifth anniversary.
(1)Please remember that these Examples are illustrations and do not represent past or future expenses. Your actual expenses may be lower or higher than those reflected in the Examples. Similarly, Your rate of return may be more or less than the 5% assumed in the Examples. Expense Examples: The Example does not reflect premium tax charges, special service fees, or transfer fees. Different fees and expenses not reflected in the Example may be assessed during the income phase of the Policy.
11

Principal Risks of Investing in the Policy
There are risks associated with investing in the Policy. You can lose money in a variable annuity, including potential loss of Your original investment. The value of Your investment and any returns will depend primarily on the performance of the Underlying Fund Portfolios You select. Each Underlying Fund Portfolio may have its own unique risks.
Variable annuities are not a short-term investment vehicle. The surrender charge applies for a number of years, so that the Policy should only be purchased for the long-term. Under some circumstances, You may receive less than the sum of Your Premium Payments. In addition, full or partial withdrawals will be subject to income tax and may be subject to a 10% Internal Revenue Service (“IRS ”) penalty if taken before Age 59½. Accordingly, You should carefully consider Your income and liquidity needs before purchasing a Policy. Additional information about these risks appears in the Tax Information section of this prospectus.
Risks Of An Increase In Current Fees And Expenses. Certain fees and expenses are currently assessed at less than their guaranteed maximum levels. In the future, these charges may be increased up to the guaranteed (maximum) levels.
Investment Risk. You bear the risk of any decline in the Policy value caused by the performance of the Underlying Fund Portfolios held by the Subaccounts. Those funds could decline in value very significantly, and there is a risk of loss of Your entire amount invested. The risk of loss varies with each underlying fund. This risk could have a significant negative impact on the value of certain optional benefits offered under the Policy. The investment risks are described in the prospectuses for the underlying funds.
Risk Associated With Election of Optional Benefits. Several of the optional benefits include a host of requirements that must be adhered to in order to preserve and maximize the guarantees we offer under the benefit. If You fail to adhere to these requirements, that may diminish the value of the benefit and even possibly cause termination of the benefit. In addition, it is possible that You will pay fees for the optional benefit without fully realizing the guarantees available under the optional benefit. For example, such would be the case if You were to hold a Guaranteed Lifetime Withdrawal Benefit for many years yet die sooner than anticipated, without having taken a significant number of lifetime withdrawals.
Risks of Managing General Account Assets. The general account assets of The Company are used to support the payment of guaranteed benefits under the Policy. To the extent that the Company is required to pay amounts in addition to the Policy value, such amounts will come from our general account assets. You should be aware that the general account assets are exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk, and are also subject to the claims of the Company’s general creditors. The Company’s financial statements contained in the Statement of Additional Information include a further discussion of risks inherent in the general account investments.
Insurance Company Insolvency. It is possible that we could experience financial difficulty in the future and even become insolvent, and therefore unable to provide all of the guarantees and benefits that exceed the assets in the Separate Account that we promise.
Tax Consequences. Withdrawals are generally taxable to the extent of any earnings in the Policy, and prior to Age 59½ a tax penalty may apply. In addition, even if the Policy is held for years before any withdrawal is made, withdrawals are taxable as ordinary income rather than capital gains.
Cybersecurity and Certain Business Continuity Risks
Our operations support complex transactions and are highly dependent on the proper functioning of information technology and communication systems. Any failure of or gap in the systems and processes necessary to support complex transactions and avoid systems failure, fraud, information security failures, processing errors, cyber intrusion, loss of data and breaches of regulation may lead to a materially adverse effect on our results of operations and corporate reputation. In addition, we must commit significant resources to maintain and enhance its existing systems in order to keep pace with applicable regulatory requirements, industry standards and customer preferences. If we fail to maintain secure and well-functioning information systems, we may not be able to rely on information for product pricing, compliance obligations, risk management and underwriting decisions. In addition, we cannot assure investors or consumers that interruptions, failures or breaches in security of these processes and systems will not occur, or if they do occur, that they can be timely detected and remediated. The occurrence of any of these events may have a materially adverse effect on our businesses, results of operations and financial condition.
For additional detail regarding cybersecurity and related risks, please reference the Cyber Security section in the Statement of Additional Information.
Business Continuity
Our business operations may be adversely affected by volatile natural and man-made disasters, including (but not limited to) hurricanes, earthquakes, terrorism, civil unrest, geopolitical disputes, military action, fires and explosions, pandemic diseases, and other catastrophes (“Catastrophic Events”). Over the past several years, changing weather patterns and climatic conditions have added
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to the unpredictability and frequency of natural disasters in certain parts of the world. To date, the COVID-19 pandemic has caused significant uncertainty and disruption to governments, business operations, and consumer behavior on a global scale. Such uncertainty as to future trends and exposure may lead to financial losses to our businesses. Furthermore, Catastrophic Events may disrupt our operations and result in the loss of, or restricted access to, property and information about Transamerica and its clients. Such events may also impact the availability and capacity of our key personnel. If our business continuity plans do not include effective contingencies for Catastrophic Events, we may experience business disruption, damage to corporate reputation, and damage to financial condition for a prolonged period of time.
Transamerica life insurance company, The separate account, and portfolio companies
Transamerica Life Insurance Company
Transamerica Life Insurance Company, located at 6400 C Street SW, Cedar Rapids, Iowa 52499, is the insurance company issuing the Policy.
We are engaged in the sale of life insurance and annuity policies. Transamerica Life Insurance Company was incorporated under the laws of the State of Iowa on April 19, 1961 as NN Investors Life Insurance Company, Inc. and is licensed in the District of Columbia, Guam, Puerto Rico, the Virgin Islands and all states except New York. We are a wholly-owned indirect subsidiary of Transamerica corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by Aegon Ltd., the securities of which are publicly traded. Aegon Ltd., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business. All obligations arising under the policies, including the promise to make annuity payments, are general corporate obligations of ours and subject to our claims paying ability. Accordingly, no financial institution, brokerage firm or insurance agency is responsible for our financial obligations arising under the policies.
Financial Condition of the Company
We pay benefits under Your Policy from our general account assets and/or from Your Policy value held in the Separate Account. It is important that You understand that benefit payments are not assured and depend upon certain factors discussed below.
Assets in the Separate Account. You assume all of the investment risk for Your Policy value that is allocated to the Subaccounts of the Separate Account. Your Policy value in those Subaccounts constitutes a portion of the assets of the Separate Account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct. For more information see The Separate Account below.
Assets in the General Account. You also may be permitted to make allocations to Guaranteed Period Options of the Fixed Account, which are supported by the assets in our general account. Any guarantees under a Policy that exceed Policy value, such as those associated with any lifetime withdrawal benefit riders and any optional death benefits, are paid from our general account (and not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Policy in excess of Policy value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our general account, but only to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the policies supported by it. For more information see The Fixed Account.
We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account.
As an insurance company, we are required by state insurance regulation to hold a specified amount of general account reserves in order to meet all the contractual obligations to our Owners. We monitor our reserves so that we hold sufficient amounts to cover actual or expected Policy and claims payments. In addition, we monitor our reserves to that we hold sufficient amounts to cover actual or expected Policy and claims payments. In addition, we hedge our investments in our general account, and may require purchasers of certain benefits of the variable insurance products that we offer to allocate Premium Payments and Policy value in accordance with specified investment requirements. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.
State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets,
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which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments. We may also experience liquidity risk if our general account assets cannot be readily converted into cash to meet obligations to our Policy Owners or to provide the collateral necessary to finance our business operations.
How to Obtain More Information. We encourage Policy Owners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Iowa Department of Insurance as well as the financial statements of the Separate Account are located in the Statement of Additional Information (SAI). For a free copy of the SAI, simply call or write us at the phone number or address of our Administrative Office referenced in this prospectus. In addition, the SAI is available on the SEC's website at sec.gov. Our financial strength ratings which reflect the opinions of leading independent rating agencies of our ability to meet our obligations to our Policy Owners are available on our website https://www.transamerica.com/why-transamerica/financial-strength, and the websites of these nationally recognized statistical ratings organizations – https://www.ambest.com/home/default.aspx, https://www.moodys.com/ and https://www.spglobal.com/ratings/en/.
The Separate Account
The Company established a Separate Account, called WRL Series Annuity Account, under the laws of the State of Ohio on August 4, 2003. The Separate Account receives and invests the Premium Payments that are allocated to it for investment in shares of the Underlying Fund Portfolios.
The Separate Account is registered with the SEC as a unit investment trust under the 1940 Act. However, the SEC does not supervise the management, the investment practices, or the policies of the Separate Account or the Company. Income, gains and losses (whether or not realized), from assets allocated to the Separate Account are, in accordance with the policies, credited to or charged against the Separate Account without regard to the Company's other income, gains or losses.
The assets of the Separate Account are held in the Company's name on behalf of the Separate Account and belong to the Company. However, those assets that underlie the policies are not chargeable with liabilities arising out of any other business the Company may conduct. The Separate Account may include other Subaccounts that are not available under these policies.
The Underlying Funds
At the time You purchase Your Policy, You may allocate Your premium to Subaccounts. These are subdivisions of our Separate Account, an account that keeps Your Policy assets separate from our company assets. The Subaccounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that You buy through Your investment professional even though they may have similar investment strategies and the same portfolio managers. Each Underlying Fund Portfolio has varying degrees of investment risk. Underlying Fund Portfolios are also subject to separate fees and expenses such as management fees and operating expenses. “Master-feeder” or “fund of funds” invest substantially all of their assets in other funds and will therefore bear a pro-rata share of fees and expenses incurred by both funds. This will reduce Your investment return. Read the Underlying Fund Portfolio prospectuses carefully before investing. We do not guarantee the investment results of any Underlying Fund Portfolio. Certain Underlying Fund Portfolios may not be available in all states and in all share classes. Please see Appendix - Portfolio Companies Available Under the Policy for additional information.
Other Transamerica Policies
We offer a variety of fixed and variable annuity policies. They may offer features, including Investment Options, and have fees and charges, that are different from those in the Policy offered by this prospectus. Not every Policy we issue is offered through every financial intermediary. Some financial intermediaries may not offer and/or limit the offering of certain features or options, as well as limit the availability of the policies, based on issue Age, or other criteria established by the financial intermediary. Upon request, Your financial professional can show You information regarding other Transamerica annuity policies that he or she distributes. You can also contact us to find out more about the availability of any of the Transamerica annuity policies.
You should work with Your financial professional to decide whether this Policy is appropriate for You based on a thorough analysis of Your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.
VOTING RIGHTS
To the extent required by law, we will vote the Underlying Fund Portfolios' shares in accordance with instructions we receive from You and other Owners that have voting interest in the portfolios. We will send You and other Owners’ requests for instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares in accordance with those instructions. We will vote shares for which no timely instructions were received in the same proportion as the voting instructions we received.
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Accordingly, it is possible for a small number of Policy Owners (assuming there is a quorum) to determine the outcome of a vote, especially if they have large Policy values. However, if we determine that we are permitted to vote the shares in our own right, we may do so. Each person having a voting interest will receive proxy material, reports and other materials relating to the appropriate portfolio.
THE ANNUITY POLICY
This prospectus describes information You should know before You purchase the WRL Freedom Premier Policy, formerly known as WRL Freedom Premier II.
An annuity is a Policy between You (the Owner), and an insurance company (in this case the Company), where the insurance company promises to pay You an income in the form of annuity payments. These payments begin on a designated date, referred to as the Maturity Date. See ANNUITY PAYMENTS (THE INCOME PHASE). Until the Maturity Date, Your annuity is in the Accumulation Period and the earnings (if any) are tax deferred. Tax deferral means You generally are not taxed until You take money out of Your annuity. After the Maturity Date, Your annuity switches to the income phase.
The Policy is a flexible premium deferred variable annuity. You can use the Policy to accumulate assets for retirement or other long-term financial planning purposes.
The Policy is a “flexible premium” annuity because after You purchase it, You can generally make additional Premium Payments of $50 or more until the Maturity Date. You are not required to make any additional Premium Payments.
The Policy is a “variable” annuity because the value of Your Policy can go up or down based on the performance of Your Subaccounts. If You invest in the Separate Account, the amount of money You are able to accumulate in Your Policy during the Accumulation Period depends upon the performance of Your Subaccounts. If You elect to receive variable annuity payments during the income phase of Your Policy, the amount of Your annuity payments will also depend upon the performance of Your Subaccounts for the income phase.
The Policy also contains a Fixed Account. Unless otherwise required by state law, we reserve the right to limit the amount You may allocate or transfer to the Fixed Account. The Fixed Account offers an interest rate that is guaranteed by the Company to equal at least 2% per year. There may be different interest rates for each payment or transfer You direct to the Fixed Account which are equal to or greater than the guaranteed rate. The interest rates we set will be credited for periods of at least one year measured from each payment or transfer date.
Do not purchase this Policy if You plan to use it, or any of its riders, for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme. Your Policy is not intended or designed to be traded on any stock exchange or secondary market. By purchasing this Policy, You represent and warrant that You are not using the Policy, or any of its riders for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme.
PURCHASE
Policy Issue Requirements
We will not issue a Policy unless:
•
we receive the information we need to issue the Policy at our Administrative Office in good order;
•
we receive a minimum initial Premium Payment (except for the 403(b) policies); and
•
the Annuitant is Age 85 or younger.
In order to purchase the optional compounding minimum death benefit rider, annual step-up death benefit rider or Additional Earnings Rider, You, a joint Owner and the Annuitant must be Age 75 or younger. If You purchase the compounding minimum death benefit rider or the annual step-up death benefit rider, You cannot drop it after we issue Your Policy. You may purchase the Additional Earnings Rider at issue or on any Monthiversary during the Accumulation Period if You have not already purchased an optional death benefit rider. You may not purchase the Additional Earnings Rider if You have purchased an optional death benefit rider.
Premium Payments
You should make checks or drafts for Premium Payments payable only to Transamerica Life Insurance Company and send them to our Administrative Office. Your check or draft must be honored in order for us to pay any associated annuity payments and benefits due under the Policy.
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We do not accept cash or money orders. We reserve the right to not accept third party checks. A third party check is a check that is made payable to one person who endorses it and offers it as payment to a second person. Checks should normally be payable to Transamerica Life Insurance Company, however, in some circumstances, at our discretion we may accept third party checks that are from a rollover or transfer from other financial institutions. Any third party checks not accepted by us will be returned.
We reserve the right to reject or accept any form of payment. Any unacceptable forms of payment will be returned.
Initial Premium Requirements
The initial Premium Payment for nonqualified policies must be at least $5,000. However, You may make a minimum initial Premium Payment of $1,000, rather than $5,000, if You indicate on Your application that You anticipate making minimum monthly payments of at least $100 by electronic funds transfer. For traditional or Roth IRAs, the minimum initial Premium Payment is $1,000 and for qualified policies other than traditional or Roth IRAs, the minimum initial Premium Payment is $50.
We will credit Your initial Premium Payment to Your Policy within two business days after the day we receive it and Your complete Policy information in good order. If we are unable to credit Your initial Premium Payment, we (or Your agent) will contact You within five business days and explain why. We will also return Your initial Premium Payment at that time unless You tell us (or Your agent) to keep it and to credit it as soon as we receive all necessary application information.
The date on which we credit Your initial Premium Payment to Your Policy is generally the Policy Date. The Policy Date is used to determine Policy years, Policy months and Policy Anniversaries.
Although we do not anticipate delays in processing Your application, we may experience delays if agents fail to forward applications and Premium Payments to our Administrative Office in a timely manner. Any delays will affect when Your Policy can be issued and when Your Premium Payment is allocated among the investment choices.
If You wish to make Premium Payments by bank wire, please contact our Administrative Office at (800)851-9777 (Monday–Friday 8:30 a.m.–7:00 p.m. Eastern Time).
We may reject any application or Premium Payment for any reason permitted by law.
Additional Premium Payments
You are not required to make any additional Premium Payments. However, You can generally make additional Premium Payments as often as You like during the lifetime of the Annuitant and prior to the Maturity Date. We will accept Premium Payments by bank wire or by check. Additional Premium Payments must be at least $50 ($100 monthly in the case of nonqualified policies with a $1,000 initial Premium Payment and $1,000 if by wire). We reserve the right to refuse any additional Premium Payments in excess of these limits, and if You do not obtain prior approval for Premium Payments in excess of the dollar amounts listed above, the business will be deemed not in good order. We will credit any additional Premium Payments You make to Your Policy at the Accumulation Unit Value computed at the end of the business day on which we receive them in good order at our Administrative Office. Our business day closes when the NYSE closes, usually at 4:00 p.m. Eastern Time. If we receive Your Premium Payments after the close of our business day, we will calculate and credit them as of the close of the next business day. Additional Premium Payments received in good order on non-business days or after our close of business on business days will receive next-day pricing. See Sending Forms and Transaction Requests in Good Order.
Maximum Total Premium Payments
We reserve the right to require prior approval of any cumulative Premium Payments over $1,000,000 (this includes subsequent Premium Payments) for all policies with the same Owner or same Annuitant issued by us or an affiliate. If You do not obtain prior approval for Premium Payments in excess of the dollar amounts listed above, the business will be deemed not in good order.
Allocation of Premium Payments
On the Policy Date, we will allocate Your Premium Payment to the investment choices You selected on Your application. Your allocation must be in whole percentages and must total 100%. We will allocate additional Premium Payments as selected on Your application, unless You request a different allocation.
Unless otherwise required by state law, we reserve the right to limit the amount You may allocate or transfer to the Fixed Account.
If You allocate Premium Payments to the Dollar Cost Averaging program, then You must give us instructions regarding the Subaccount(s) to which transfers are to be made or we cannot accept Your Premium Payment.
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You may change allocations for future additional Premium Payments by writing or by telephoning the Administrative Office or by visiting our website, tlic.transamerica.com, subject to the limitations described under ADDITIONAL FEATURES - Telephone, Fax and Internet Transactions. The allocation change will apply to Premium Payments received on or after the date we receive the change request at our Administrative Office in good order.
You should review periodically how Your Premium Payments are divided among the Subaccounts because market conditions and Your overall financial objectives may change.
Annuity Value
You should expect Your Annuity Value to change from Valuation Period to Valuation Period to reflect the investment performance of the portfolios, the interest credited to Your value in the Fixed Account, and the fees and charges we deduct. A Valuation Period begins at the close of regular trading on each business day and ends at the close of regular trading on the next Valuation Date. A Valuation Date is any day the NYSE is open. Our business day closes when the NYSE closes, usually 4:00 p.m. Eastern Time. We observe the same holidays as the NYSE.
Accumulation Units
We measure the value of Your Policy during the Accumulation Period by using a measurement called an accumulation unit. During the income phase, we use a measurement called an annuity unit. When You direct money into a Subaccount, we credit Your Policy with accumulation units for that Subaccount. We determine how many accumulation units to credit by dividing the dollar amount You direct to the Subaccount by the Subaccount's Accumulation Unit Value as of the end of that Valuation Date. If You withdraw or transfer out of a Subaccount, or if we assess a transfer charge, annual Policy charge, or any surrender charge, or any Additional Earnings Rider charge, we subtract accumulation units from the Subaccounts using the same method.
Each Subaccount's Accumulation Unit Value was set at $10 when the Subaccount started. We recalculate the Accumulation Unit Value for each Subaccount at the close of each Valuation Date. The new Accumulation Unit Value reflects the investment performance and the fees and expenses of the Underlying Fund Portfolio, and the daily deduction of the mortality and expense risk charge and administrative charge. For a detailed discussion of how we determine Accumulation Unit Values, see the SAI.
INVESTMENT CHoices
The WRL Freedom Premier Policy, formerly known as WRL Freedom Premier II variable annuity offers You a means of investing in various Underlying Fund Portfolios offered by different investment companies (by investing in the corresponding Subaccounts). The companies that provide investment advice and administrative services for the Underlying Fund Portfolios offered through this Policy are listed in the Appendix – Portfolio Companies Available Under the Policy.
The general public may not purchase shares of any of these Underlying Fund Portfolios. Their investment objectives and policies may be similar to other Underlying Fund Portfolios and mutual funds managed by the same investment adviser or sub-adviser that are sold directly to the public. You should not expect that the investment results of the other portfolios and mutual funds will be comparable to those portfolios offered by this prospectus.
There is no assurance that an Underlying Fund Portfolio will achieve its stated objective(s). For example, during extended periods of low interest rates, the yield of a money market Subaccount may become extremely low and possibly negative. More detailed information may be found in the underlying fund prospectuses. You should read the underlying fund prospectuses carefully before You invest.
Please contact our Administrative Office at (800)851-9777 (Monday - Friday 8:30 a.m. - 7:00 p.m. Eastern Time) or visit our website http://dfinview.com/Transamerica/TAHD/89358R580?site=VAVUL to obtain an additional copy of the Underlying Fund Portfolio prospectuses containing more complete information concerning the funds and portfolios.
Note: If You received a summary prospectus for any of the Underlying Fund Portfolios listed in Appendix - Portfolio Companies Available Under the Policy, please follow the instructions on the first page of the summary prospectus to obtain a copy of the full underlying fund prospectus or its Statement of Additional Information.
Selection of Underlying Fund Portfolios
The Underlying Fund Portfolios offered through this variable annuity are selected by us, and we may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the Underlying Fund Portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make
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payments to us or our affiliates. For additional information about these arrangements, see Revenue We Receive. We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of Cash Value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from Owners. We have included the Transamerica Series Trust (“TST”) Underlying Fund Portfolios at least in part because they are managed by one of our affiliates, Transamerica Asset Management, Inc. (“TAM”), our directly owned subsidiary.
You are responsible for choosing the Underlying Fund Portfolios, and the amounts allocated to each, that are appropriate for Your own individual circumstances and our investment goals, financial situation, and risk tolerance. Because investment risk is borne by You, decisions regarding investment allocations should be carefully considered.
In making Your investment selections, we encourage You to thoroughly investigate all of the information regarding the Underlying Fund Portfolios that are available to You, including each Underlying Fund Portfolio's prospectus, statement of additional information and annual and semi-annual reports. Other sources such as newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund or Underlying Fund Portfolio. After You select Underlying Fund Portfolios for Your initial Premium Payment, You should monitor and periodically re-evaluate Your allocations to determine if they are still appropriate.
You bear the risk of any decline in the Cash Value of Your Policy resulting from the performance of the Underlying Fund Portfolios You have chosen.
We do not recommend or endorse any particular Underlying Fund Portfolio and we do not provide investment advice.
We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable laws, to add new portfolios or portfolio classes, close existing portfolios or portfolio classes to allocations of new premiums by existing Owners or new Policy Owners at any time, or substitute portfolio shares that are held by any Subaccount for shares of a different portfolio. New or substitute portfolios or portfolio classes may have different fees and expenses and their availability may be limited to certain classes of purchasers. We reserve the right to limit the number of Subaccounts You are invested in at any one time.
Addition, Deletion, or Substitution of Investment Options
We cannot and do not guarantee that any of the Subaccounts will always be available for Premium Payments, allocations, or transfers. We reserve the right, subject to compliance with applicable law, to add, remove or combine Subaccounts, and substitute the shares that are held by the Separate Account for shares of another portfolio, at our discretion. We reserve the right to eliminate the shares of any portfolios of a fund and to substitute shares of other Underlying Fund Portfolios (or of other open-end registered investment companies). We will not, however, substitute shares attributable to an Owner’s interest in a Subaccount without notice to, and prior regulatory approval of to the extent required by applicable law.
We also reserve the right to establish additional Subaccounts, each of which would invest in a new portfolio of a fund, or in shares of another investment company, with a specified investment objective.
New Subaccounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant. Any new Subaccounts may be made available to existing Owners on a basis to be determined by us. Each additional Subaccount will purchase shares in an Underlying Fund Portfolio or other investment vehicle. We may also close one or more Subaccounts if, in our sole discretion, marketing, tax, investment or other conditions warrant such change. In the event any Subaccount is closed, we will notify You and request a reallocation of the amounts invested in the closed Subaccount. If we do not receive new instructions, the requested transaction (including dollar cost averaging transactions or asset rebalance programs transactions) will be cancelled. Any Premium] Payment will be considered not in good order. The value of the closed Subaccount will continue to fluctuate due to portfolio performance and may exceed the original rebalance percentages You requested. As You consider Your overall investment strategy within Your annuity, You should also consider whether or not to re-allocate the value remaining in the closed Subaccount to another investment choice. If You decide to re-allocate the value of the closed Subaccount, You will need to provide us with instructions to achieve Your goal. Under certain situations involving Annuitizations (e.g., Policy reached maximum Maturity Date) if an investment choice is closed to new investment, the amount that would have been allocated thereto will instead be used to purchase annuity units pro-rata in the other investment choices You have purchased accumulation units in and which are open to new investment. Moreover, in certain situations involving death benefit adjustments for continued policies, if an investment choice is closed to new investment, the amount that would have been allocated thereto will instead be allocated pro-rata to the other current investment choices You have allocated to and which are open to new investments.
In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in the policies as may be necessary or appropriate to reflect such substitution or change. Furthermore, if deemed to be in the best interests of persons having voting rights under the policies, the Separate Account may be (1) operated as a management company under the 1940 Act, or any
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other form permitted by law, (2) deregistered under the 1940 Act in the event such registration is no longer required or (3) combined with one or more other Separate Accounts. To the extent permitted by applicable law, we also may (1) transfer the assets of the Separate Account associated with the policies to another account or accounts, (2) restrict or eliminate any voting rights of Owners or other persons who have voting rights as to the Separate Account, (3) create new Separate Accounts, (4) add new Subaccounts to or remove existing Subaccounts from the Separate Account, or combine Subaccounts or (5) add new Underlying Fund Portfolios, or substitute a new Underlying Fund Portfolio for an existing Underlying Fund Portfolio.
In addition, a Subaccount could become no longer available due to the liquidation of its corresponding Underlying Fund Portfolio. To the extent permitted by applicable law, upon advance notice to You and unless You otherwise instruct us, we will:
1)
Re-allocate any Policy value in the liquidated fund to the money market Subaccount or a Subaccount investing in another Underlying Fund Portfolio designated by us; and
2)
Allocate any subsequent Premium Payments and/or transfers (including Dollar Cost Averaging transactions or asset rebalance programs transactions) to the other Subaccounts You have selected
We reserve the right, subject to compliance with applicable law, to make certain changes to the Separate Account and its investments. We reserve the right to add new portfolios (or portfolio classes), close existing portfolios (or portfolio classes), or substitute portfolio shares that are held by any Subaccount for shares of a different portfolio. We will not add, delete or substitute any Underlying Fund Portfolio shares attributable to Your interest in a Subaccount without notice to You and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.
The Fixed Account
Premium Payments allocated and amounts transferred to the Fixed Account become part of our general account. Interests in the general account have not been registered under the Securities Act of 1933 (the “1933 Act”), nor is the general account registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. We have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus which relates to the Fixed Account.
While we do not guarantee that the Fixed Account will always be available for investment, we do guarantee that the interest credited to the Fixed Account will not be less than 2% (in most states) per year. We have no formula for determining Fixed Account current interest rates. We establish the interest rate, at our sole discretion, for each premium payment or transfer into the Fixed Account. Rates are guaranteed for at least one year, but will never be less than 2% per year.
The minimum Fixed Account Cash Value upon full Surrender is 90% of the Fixed Account Premium Payments less partial Surrenders and transfers from the Fixed Account accumulated at 3% per year. Any money you allocate or transfer to the Fixed Account will be placed with our other general assets. All assets in our general account are subject to the general liabilities of our business operations. The amount of money You are able to accumulate in the Fixed Account during the Accumulation Period depends upon the total interest credited. The amount of annuity payments You receive during the income phase under a fixed annuity option will remain level for the entire income phase.
When You request a transfer, or if we consent to a partial Surrender from the Fixed Account, we will account for it on a first-in, first-out (“FIFO”) basis, for purposes of crediting your interest. This means that we will take the deduction from the oldest money You have put in the Fixed Account. You may transfer money from the Fixed Account to the Subaccounts once during each policy year, subject to certain restrictions. You may not transfer money between the Fixed Account and the Subaccounts during the income phase. You may not make partial Surrenders from the Fixed Account unless we consent.
Unless otherwise required by state law, we reserve the right to limit the amount You may allocate or transfer to the Fixed Account.
Transfers
During the Accumulation Period, You or Your agent/registered representative of record may make transfers from any Subaccount. However, if You elect the asset rebalancing program, You may not make any transfers if You want to continue in the program. A transfer would automatically cancel Your participation in the asset rebalancing program.
Currently, we allow You to transfer up to 100% of the amount in the Fixed Account. However, we reserve the right to require that You comply with one or more of the following:
•
That You only make one transfer per Policy year. This restriction does not apply if You have selected dollar cost averaging.
•
That You request transfers from the Fixed Account in writing;
•
That You only make transfers from the Fixed Account during the 30 days following each Policy Anniversary; and
•
That You limit the maximum amount You transfer from the Fixed Account to the greater of:
(1) 25% of the amount in the Fixed Account; or
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(2) the amount You transferred from the Fixed Account in the immediately prior Policy year.
(Note: This restriction may prolong the period of time it takes to transfer the total Annuity Value allocated to the Fixed Account to other investment choices. You should carefully consider whether investment in the Fixed Account meets Your needs and investment criteria.)
Before affecting any of these requirements, we will notify You in writing, and they will apply uniformly to all Owners.
Except when used to pay premiums, we may also defer payment of any amounts from the Fixed Account for no longer than six months after we receive written notice of Your request for the transfer. Transfers from the Fixed Account are not available through our website.
During the income phase of Your Policy, You may transfer values from one Subaccount to another. No transfers may be made to or from the Fixed Account during the income phase. The minimum amount that can be transferred during this phase is the lesser of $10 of monthly income, or the entire monthly income of the variable annuity units in the Subaccount from which the transfer is being made. We may limit Subaccount transfers to one per Policy year.
Transfers may be made by telephone, fax or Internet, subject to limitations described under ADDITIONAL FEATURES – Telephone, Fax and Internet Transactions. We consider all transfers made in any one day to be a single transfer.
If You make more than 12 transfers from the Subaccounts in any Policy year, we may charge You $10 for each additional transfer You make during that year. There is no charge for transfers from the Fixed Account, however, they will be counted toward the 12 free transfers allowed per Policy year. We do not currently charge for transfers, although we reserve the right to do so in the future.
Transfers to and from the Subaccounts will be processed based on the Accumulation Unit Values determined at the end of the business day on which we receive Your written, telephoned, or faxed request, provided we receive Your request in good order before the close of regular trading (usually 4:00 p.m. Eastern Time). If we receive Your request after the close of our business on market day we will process the transfer request using next day pricing.
Market Timing and Disruptive Trading
The market timing Policy and the related procedures (discussed below) do not apply to the ProFunds Subaccounts because the corresponding portfolios are specifically designed to accommodate frequent transfer activity. If You invest in the ProFunds Subaccounts, You should be aware that You may bear the costs and increased risks of frequent transfers discussed below.
Statement of Policy. This variable annuity was not designed to accommodate market timing or facilitate frequent or large transfers among the Subaccounts or between the Subaccounts and the Fixed Account. (Both frequent and large transfers may be considered disruptive.)
Market timing and disruptive trading can adversely affect You, other Owners, Beneficiaries and Underlying Fund Portfolios. The adverse effects may include: (1) dilution of the interests of long-term investors in a Subaccount if purchases or transfers into or out of an Underlying Fund Portfolio are made at prices that do not reflect an accurate value for the Underlying Fund Portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”); (2) an adverse effect on portfolio management, such as (a) impeding a portfolio manager’s ability to seek or sustain an investment objective; (b) causing the Underlying Fund Portfolio to maintain a higher level of cash than would otherwise be the case; or (c) causing an Underlying Fund Portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay Surrenders or transfers out of the Underlying Fund Portfolio; and (3) increased brokerage and administrative expenses. These risks and costs are borne by all Owners invested in those Subaccounts, not just those making the transfers.
We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain Subaccounts at the request of the corresponding Underlying Fund Portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or potentially disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if You intend to conduct market timing or potentially disruptive trading or have concerns about our inability to detect or prevent such trading.
Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the Underlying Fund Portfolios, we cannot guarantee that all harmful trading will be detected or that an Underlying Fund Portfolio will not suffer harm from market timing and disruptive trading among Subaccounts of variable products issued by these other insurance companies or retirement plans.
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Deterrence. If we determine You or anyone acting on Your behalf is engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that Your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other Owners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature sent to us only by U.S. mail. We may also restrict the transfer privileges of others acting on Your behalf, including Your registered representative or an asset allocation or investment advisory service.
We reserve the right to reject any Premium Payment or transfer request from any person without prior notice, if, in our judgment, (1) the Premium Payment or transfer, or series of Premium Payments or transfers, would have a negative impact on an Underlying Fund Portfolio's operations, or (2) if an Underlying Fund Portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any Owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. We also reserve the right to reverse a potentially harmful transfer if an Underlying Fund Portfolio refuses or reverses our order; in such instances some Owners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more trades or variable insurance products that we believe are connected by Owner or persons engaged in trading on behalf of Owners.
In addition, transfers for multiple policies invested in the Transamerica Series Trust Underlying Fund Portfolios which are submitted together may be disruptive at certain levels. At the present time, such aggregated transactions likely will not cause disruption if less than one million dollars total is being transferred with respect to any one Underlying Fund Portfolio (a smaller amount may apply to smaller portfolios). Please note that transfers of less than one million dollars may be disruptive in some circumstances; we may change the maximum dollar amount of permitted transfers quickly and without notice.
Please note: If You engage a third party investment adviser for asset allocation services, then You may be subject to these transfer restrictions because of the actions of Your investment adviser in providing these services.
In addition to our internal policies and procedures, we will administer Your variable annuity Policy to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge You for any fee or restriction, including redemption fees, imposed by any Underlying Fund Portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Underlying Fund Portfolios.
Under our current policies and procedures, we do not:
•
impose redemption fees on transfers; or
•
expressly limit the number or size of transfers in a given period except for certain Subaccounts where an Underlying Fund Portfolio has advised us to prohibit certain transfers that exceed a certain size; or
•
provide a certain number of allowable transfers in a given period.
Redemption fees, transfer limits, and other procedures or restrictions imposed by the underlying funds or our competitors may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.
In the absence of preventative transfer restriction (e.g., expressly limiting the number of trades within a given period or limiting trades by their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it.
Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment choices available under this variable insurance product, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such Owners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that we cannot predict.
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Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter harmful trading that may adversely affect other Owners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on Owners engaging in market timing or disruptive trading among the investment choices under the variable insurance product. In addition, we may not honor transfer requests if any variable investment choices that would be affected by the transfer is unable to purchase or redeem shares of its corresponding Underlying Fund Portfolio.
Underlying Fund Portfolio Frequent Trading Policies. The Underlying Fund Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying Fund Portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for less than a certain period of time. The prospectuses for the Underlying Fund Portfolios describe any such policies and procedures. The frequent trading policies and procedures of an Underlying Fund Portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other Underlying Fund Portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. We do not monitor transfer requests for compliance with the frequent trading policies and procedures of the respective Underlying Fund Portfolios.
We are required to provide to an Underlying Fund Portfolio or its payee certain information about the trading activity of individual Owners. We may be required to restrict or prohibit further purchases or transfers by specific Owners or persons acting on their behalf, identified by an Underlying Fund Portfolio as violating frequent trading policies.
Please read the underlying fund portfolio prospectus for information about restrictions on transfers.
Omnibus Orders. Owners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the Underlying Fund Portfolios generally are “omnibus” orders from intermediaries such as retirement plans and Separate Accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual Owners of variable insurance products. The omnibus nature of these orders may limit the Underlying Fund Portfolio companies' ability to apply their respective frequent trading policies and procedures.
We cannot guarantee that the Underlying Fund Portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the Underlying Fund Portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it may affect other Owners of Underlying Fund Portfolio shares, as well as the Owners of all of the variable annuity or life insurance policies, including ours, whose variable Investment Options correspond to the affected Underlying Fund Portfolios. In addition, if an Underlying Fund Portfolio believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in market timing and disruptive trading, the Underlying Fund Portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing Your request.
Third Party Investment Services
The Company or an affiliate may provide administrative or other support services to independent third parties You authorize to conduct transfers on Your behalf, or who provide recommendations as to how Your Subaccount values should be allocated. This includes, but is not limited to, transferring Subaccount values among Subaccounts in accordance with various investment allocation strategies that these third parties employ.
The Company does not engage any third parties to offer investment allocation services of any type, so that persons or firms offering such services do so independent from any agency relationship they may have with us for the sale of policies. We, therefore, takes no responsibility for the investment allocations and transfers transacted on Your behalf by such third parties or any investment allocation recommendations made by such parties.
The Company does not currently charge You any additional fees for providing these support services. We reserve the right to discontinue providing administrative and support services to Owners utilizing independent third parties who provide investment allocation and transfer recommendations.
Note carefully:
•
We do not offer, and do not engage any third parties to offer, investment allocation services of any type for use with the Policy.
•
We are not party to any agreement that You may have with any third parties that offer investment allocation services for use with Your Policy. We are not responsible for any recommendations such investment advisers make, any investment strategies they choose to follow, or any specific transfers they make on Your behalf.
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•
Any fee that is charged by third parties offering investment allocation services for use with Your Policy is in addition to the fees and expenses that apply under Your Policy.
•
If You make withdrawals from Your Policy value to pay advisory fees, then taxes may apply to any such Surrenders and tax penalties may be assessed on Surrenders made before You attain Age 59½.
EXPENSES
There are charges and expenses associated with Your Policy that reduce the return on Your investment in the Policy. Unless we indicate otherwise, the expenses described below apply only during the Accumulation Period. The charges we deduct are used to pay aggregate Policy costs and expenses that we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy and riders. The charges may result in a profit to us.
Transaction Expenses
Surrender Charge
During the Accumulation Period, except under certain qualified policies, You may Surrender part or all of the Policy's Annuity Value. We impose a surrender charge to help us recover sales expenses, including broker/dealer compensation and printing, sales literature and advertising costs. We expect to profit from this charge. We deduct this charge from Your Annuity Value at the time You request a partial withdrawal or complete Surrender.
Unless we otherwise consent, the minimum amount available each time You request a partial withdrawal is $500.
If You take a partial withdrawal or if You Surrender Your Policy completely, we will deduct a surrender charge of up to 7% of Premium Payments surrendered within seven years after we receive a Premium Payment. We calculate the surrender charge on the full amount we must withdraw from Your Annuity Value in order to pay the Surrender amount, including the surrender charge. To calculate surrender charges, we treat Surrenders as coming first from the oldest Premium Payment, then the next oldest and so forth.
The following schedule shows the surrender charges that apply during the seven years following each premium payment:
Number of Months Since Premium Payment Date	Surrender Charge
12 or less	7%
13 through 24	7%
25 through 36	6%
37 through 48	5%
49 through 60	4%
61 through 72	3%
73 through 84	2%
85 or more	0%
For example, assume Your premium is $100,000, You have taken no partial withdrawals, Your Annuity Value is $106,000 in the 15th Policy month and You request a full Surrender. You would pay a surrender charge of $7,000 on the $100,000 premium, (7% of $100,000). Likewise, if there was a market loss and You requested a full Surrender (Annuity Value is $80,000), You would pay a surrender charge of $7,000 (7% of $100,000).
Keep in mind that partial withdrawals and complete Surrenders may be taxable, and if made before Age 59½, may be subject to a 10% federal penalty tax. For tax purposes, partial withdrawals and complete Surrenders are considered to come from earnings first.
There are several ways that You may make a partial withdrawal and we will not deduct the full surrender charge. See Partial Withdrawals Up to the Free Amount below, Systematic Partial Withdrawals, Nursing Care Facility Waiver and Terminal Condition Waiver sections.
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Partial Withdrawals Up to the Free Amount
During any Policy year, You may request a partial withdrawal and we will not impose a surrender charge on any amount up to the maximum free amount. However, if You later completely Surrender Your Policy while surrender charges still apply, we will deduct from Your Annuity Value the charge we would have deducted if there had been no free amount (does not apply to New Jersey residents).
For partial withdrawals under the Policy, the maximum free amount You can partially withdraw without a surrender charge is equal to (a) plus (b) where:
(a) is equal to:
(i)
the Annuity Value on the date of the partial withdrawal: plus;
(ii)
any amounts previously Surrendered from the Policy under (b) below: plus.
(iii)
any amounts previously Surrendered from the Policy that were subject to surrender charges; minus
(iv)
the total of all premiums paid for the Policy.
AND
(b) is equal to:
(i)
10% of the remaining Annuity Value following the determination of (a) above on the date of the partial withdrawal: minus;
(ii)
any amounts partially Surrendered under (b)(i) above during the Policy year in which the partial withdrawal is requested.
For example, assume that You make a $100,000 Premium Payment to Your Policy at issue and make no more Premium Payments. Also assume at the end of the 13th Policy month there is an Annuity Value of $108,000 before a partial withdrawal of $11,000 is taken out surrender charge free ($8,000 is surrender charge free under (a) ($108,000 - $100,000 = $8,000)), and $3,000 is surrender charge free under (b) ($100,000 x 10% = $10,000 maximum amount under (b)). If, at the end of the 19th Policy month, there is an Annuity Value of $106,000 before a partial withdrawal of $20,000 is taken out, the surrender charge on this partial withdrawal will be calculated as follows:
(a)(i)
$106,000 is the Annuity Value on the date of the partial withdrawal; and is added to
(a)(ii)
$3,000 is the amount of the Surrender that occurred in the 13th month surrendered under (b) of the formula (see paragraph above); plus
(a)(iii)
$0 are amounts previously Surrendered that were subject to surrender charges; minus
(a)(iv)
$100,000 is the total of all premiums paid.
The total for (a) is: $106,000 + $3,000 + $0 - $100,000 = $9,000
AND
(b)(i)
$9,700 is 10% of the remaining Annuity Value following the determination of (a) above on the date of partial withdrawal [$106,000 - $9,000 = $97,000 (remaining Annuity Value) x 10% = $9,700]; minus
(b)(ii)
$3,000 is the amount partially Surrendered under (b)(i) above during the Policy year in which the current partial withdrawal is requested.
The total for (b) is: $9,700 - $3,000 = $6,700
The maximum amount of this partial withdrawal available without a surrender charge is $9,000 (a) = $6,700 (b) = $15,700.
The portion of this partial withdrawal which is subject to a surrender charge is $20,000 - $15,700 = $4,300.
The surrender charge is calculated to be $323.66 (7% of $4,624).
The total amount we will deduct from Your Annuity Value for the Surrender will be $20,323.66 which includes the surrender charge. You will receive $20,000.
Premium Taxes
Some states assess premium taxes on the premium payments You make. A premium tax is a regulatory tax that some states assess on the premium payments made into a Policy. If we should have to pay any premium tax, we may deduct the tax from each premium payment or from the Accumulation Unit Value as we incur the tax. We may deduct the total amount of premium taxes, if any, from the Annuity Value when:
•
You elect to begin receiving annuity payments;
•
You Surrender the Policy;
24

•
You request a Surrender; or
•
a death benefit is paid.
Generally, premium taxes range from 0% to 3.50%, depending on the state.
Federal, State and Local Taxes
We may in the future deduct charges from the Policy for any taxes we incur because of the Policy. However, no deductions are being made at the present time.
Special Service Fees
We currently deduct a charge for overnight delivery and duplicate policies. We reserve the right to deduct a charge for special services in the future, including non-sufficient checks on new business; duplicate Form 1099 and Form 5498 tax forms; check copies; printing and mailing previously submitted forms; and asset verification requests from mortgage companies. We may charge a fee for each service performed and fees may vary based on the type of service but will not exceed the maximum Special Service Fee shown above.
Transfer Charge
You are generally allowed to make 12 free transfers among the Subaccounts per Policy year. If You make more than 12 transfers per Policy year, we reserve the right to charge $10 for each additional transfer. We deduct the charge from the amount transferred. Dollar cost averaging transfers and asset rebalancing transfers are considered transfers for this purpose. All transfer requests made on the same day are treated as a single request. There is no charge for transfers from the Fixed Account, however, they will be counted towards the 12 free allowed per Policy year. We do not currently charge for transfers among Subaccounts, although we reserve the right to do so in the future. We deduct the charge to compensate us for the cost of processing the transfer.
Loan Processing Fee
If You take a Policy loan, we will impose a $30 loan processing fee. We deduct this fee from the loan amount. This fee is not applicable in all states. This fee covers loan processing and other expenses associated with establishing and administering the loan reserve. Policy loans are available only under certain types of qualified policies.
Base Contract Expenses
Mortality and Expense Risk Fees
We charge a fee as compensation for bearing certain mortality and expense risks under the Policy. Examples include a guarantee of annuity rates, the death benefits, certain Policy expenses, and assuming the risk that the current charges will be insufficient in the future to cover costs of administering the Policy. The mortality and expense risk charge is equal, on an annual basis, to 0.85% of the average daily net assets that You have invested in each Subaccount. If You add the compounding minimum death benefit or annual step-up death benefit, the mortality and expense risk charge increases to 1.25%. This charge is deducted daily from the Subaccounts during the Accumulation Period. During the income phase, if You elect a variable annuity option, we deduct a daily Separate Account Annuitization charge from Your Subaccount assets equal to an annual rate of 1.40% in place of the mortality and expense risk and administrative charges.
If these charges do not cover our actual mortality and expense risk costs, we absorb the loss. Conversely, if these charges more than cover actual costs, the excess is added to our surplus. We expect to profit from these charges. We may use any profits to cover distribution costs.
Administrative Charges
We deduct an annual administrative charge to cover the costs of supporting and administering the policies. This charge is assessed daily and is equal to 0.40% per year of the average daily net assets that You have invested in each Subaccount.
Annual Policy Charge
We deduct an annual Policy charge of $30 from your Annuity Value on each Policy Anniversary during the Accumulation Period and at Surrender. We deduct this charge from the Fixed Account and each Subaccount in proportion to the amount of Annuity Value in each account. We deduct the charge to cover our costs of administering the Policy. We currently waive this charge if either Your
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Annuity Value, or the total premiums You have paid us, minus all partial Surrenders (including surrender charges), equals or exceeds $50,000 on the Policy Anniversary when this charge is payable. However, we will deduct this charge from Your Annuity Value if You surrender Your Policy completely.
Additional Earnings Rider Charge
If You select the Additional Earnings Rider, there is an annual charge during the Accumulation Period of 0.35% of Your Policy's Annuity Value. The charge will not be increased once the rider has been issued. We deduct the rider charge from Your Annuity Value on each rider anniversary and pro rata on the termination date of the rider, including Policy Surrender. We do not assess this charge during the income phase.
Portfolio Management Fees
The value of the assets in each Subaccount is reduced by the management fees and expenses paid by the portfolios. Some portfolios also deduct 12b-1 fees from portfolio assets. These fees and expenses reduce the value of Your portfolio shares. A description of these fees and expenses is found in the underlying fund prospectuses.
Revenue We Receive
This prospectus describes generally the payments that we (and/or our affiliates) may directly or indirectly receive from the Underlying Fund Portfolios, their advisers, sub-advisers, distributors or affiliates thereof, in connection with certain administrative, marketing and other support services we (and/or our affiliates) provide and expenses we incur in offering and selling our variable insurance products. These arrangements are described further below. While only certain of the types of payments described below may be made in connection with Your particular Policy, all such payments may nonetheless influence or impact actions we (and/or our affiliates) take, and recommendations we (and our affiliates) make, regarding each of the variable insurance products that we (and our affiliates) offer, including Your Policy.
We (and/or our affiliates) may receive some or all of the following types of payments:
• Rule 12b-1 Fees. We and/or our affiliate, Transamerica Capital, Inc. (“TCI”) who is the principal underwriter for the policies, indirectly receive 12b-1 fees from certain Underlying Fund Portfolios available as investment choices under our variable insurance products. Any 12b-1 fees received by TCI that are attributable to our variable insurance products are then credited to us as an administrative expense. These fees range from 0.00% to 0.50% of the average daily assets of those Underlying Fund Portfolios that are attributable to the policies and to certain other variable insurance products that we and our affiliates issue. These fees are paid from the Underlying Fund Portfolios assets. Policy Owners through their indirect investment in the Underlying Fund Portfolios, bear the cost of 12b-1 fees (see the prospectuses for the underlying funds for more information).
• Administrative, Marketing and Support Service Fees (“Support Fees”). As noted above, an investment adviser, sub-adviser, administrator and/or distributor (or affiliates thereof) of the Underlying Fund Portfolios may make payments to us and/or our affiliates, including TCI. These payments may be derived, in whole or in part, from the profits the investment adviser or sub-adviser realized on the advisory fee deducted from Underlying Fund Portfolio assets. Policy Owners, through their indirect investment in the Underlying Fund Portfolios, bear the costs of these advisory fees (see the prospectuses for the underlying funds for more information). However, amounts paid from an investment adviser’s or sub-adviser’s (or other service provider’s) revenues are not paid from the underlying portfolio’s assets. The amount of the payments we (or our affiliates) receive is generally based on a percentage of the assets of the particular Underlying Fund Portfolios attributable to the Policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and the amounts may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.
The following chart provides the maximum combined percentages of Support Fees and Underlying Fund Portfolio fees (i.e. sub-transfer agent, Rule 12b-1, and Shareholder Services) that we anticipate will be paid to us on an annual basis.
Please Note: Some of the underlying funds listed in the chart below may not currently be available under Your Policy:
Incoming Payments to the Company and/or TCI
Underlying Fund Portfolio	Maximum Fee % of assets
TRANSAMERICA SERIES TRUST (“TST”)	0.25%
PROFUNDS	0.50%
FIDELITY® VARIABLE INSURANCE PRODUCTS FUND	0.395%
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NOTES TO INCOMING PAYMENTS TABLE:
Maximum Fee % of Assets: Payments are based on a percentage of the average assets of each Underlying Fund Portfolio owned by the Subaccounts available under this Policy and under certain other variable insurance products offered by our affiliates and us. We and/or TCI may continue to receive 12b-1 fees and administrative fees on assets that invest in Subaccounts that are closed to new Premium Payments, depending on the terms of the agreements supporting those payments and on the services provided.
TST: Because TST is managed by TAM, an affiliate of ours, there are additional benefits to us and our affiliates for amounts You allocate to the TST Underlying Fund Portfolios, in terms of our and our affiliates’ overall profitability. These additional benefits may be significant. Payments or other benefits may be received from TAM. Such payments or benefits may be entered into for a variety of purposes, such as to allocate resources to us and to provide administrative services to the policyholders who invest in Subaccounts that invest in the TST Underlying Fund Portfolios. These payments or benefits may take the form of internal credits, recognition, or cash payments. A variety of financial and accounting methods may be used to allocate resources and profits to us. Additionally, if a TST portfolio is sub-advised by an entity that is affiliated with us, we may retain more revenue than on those TST portfolios that are sub-advised by non-affiliated entities. During 2023 we and TCI received approximately approximately $174.1 million in benefits from TAM pursuant to these arrangements. This includes the 0.25% amount in the above chart. We anticipate that the amounts will decline in 2023.
Fidelity® Variable Insurance Products Fund: We receive this percentage once $100 million in shares are held by the Subaccounts of the Company and its affiliates.
Other Payments. We and our affiliates, including TCI and Transamerica Financial Advisors, Inc. (“TFA”), also directly or indirectly receives additional amounts or different percentages of assets under management from certain advisers and sub-advisers to the Underlying Fund Portfolios (or their affiliates) with regard to variable insurance products and/or mutual funds that are issued by us and our affiliates. These amounts may be derived, in whole or in part, from the profits the investment adviser or sub-adviser receives from the advisory fee deducted from Underlying Fund Portfolio assets. Owners, through their indirect investment in the Underlying Fund Portfolios, bear the costs of these advisory fees. Certain advisers and sub-advisers of the Underlying Fund Portfolios (or their affiliates):
•
may each directly or indirectly pay TCI conference sponsorship or marketing allowance payments that provides such advisers and sub-advisers with access to TCI's wholesalers at TCI's national and regional sales conferences as well as internal and external meetings and events that are attended by TCI's wholesalers and/or other TCI employees.
•
may pay TFA varying amounts to obtain access to TFA’s wholesaling and selling representatives;
•
may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation as an incentive to market the Underlying Fund Portfolios and to assist with their promotional effort; and
•
may reimburse our affiliated selling firms for exhibit booths and other items at national conferences of selling representatives. The amounts may be significant and provide the adviser or sub-adviser (or other affiliates) with increased access to us and to our affiliates involved in the distribution of the Policy.
For the calendar year ended December 31, 2023, TCI and its affiliates did not receive any payments to participate in TCI sponsored events.
Please note some of the aforementioned managers and/or sub-advisers may not be associated with Underlying Fund Portfolios currently available in this product.
Proceeds from certain of these payments by the Underlying Fund Portfolios, the advisers, the sub-advisers and/or their affiliates may be used for any corporate purpose, including payment of expenses (1) that we and our affiliates incur in promoting, marketing, and administering the Policy, and (2) that we incur, in our role as intermediary, in promoting, marketing, and administering the Underlying Fund Portfolios. We and our affiliates may profit from these payments.
For further details about the compensation payments we make in connection with the sale of the policies, see OTHER INFORMATION - Distribution of the Policies in this prospectus.
general description of the policy
Ownership
You, as Owner of the Policy, exercise all rights under the Policy, including the right to transfer ownership (subject to any assignee or irrevocable Beneficiary’s consent). You can generally change the Owner at any time by notifying us in writing at our Administrative Office in good order. If we do not have an originating signature or guaranteed signature on file or if the Company suspects fraud, we may require a notarized signature. There may be limitations on Your ability to change the ownership of a qualified Policy. An ownership change may be a taxable event.
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Annuitant
The Annuitant is the person named in the application to receive annuity payments. If no person is named, the Owner will be the Annuitant. As of the Maturity Date, and upon our agreement, the Owner may change the Annuitant or, if either annuity payment Option C or Option E has been selected, add a joint Annuitant. On the Maturity Date, the Annuitant(s) will become the payee(s) and receive the annuity payments.
Beneficiary
A Beneficiary is the person who receives the death benefit when an Owner who is also the Annuitant dies. You may change Beneficiary(ies) during the lifetime of the Annuitant, subject to the rights of any irrevocable Beneficiary. Any change must be made in writing and received by us at our Administrative Office in good order. Before the Maturity Date, if an Owner who is the Annuitant dies, and no Beneficiary is alive on the Death Report Day, benefits payable at death will be paid to the Owner’s estate. In the case of certain qualified policies, the Treasury Regulations prescribe certain limitations on the designation of a Beneficiary.
Assignment
You can also generally assign the Policy any time during Your lifetime. We reserve the right, except to the extent prohibited by applicable laws, regulations, or actions of the state insurance commissioner, to require that an assignment will be effective only upon acceptance by us, and to refuse assignments or transfers at any time on a non-discriminatory basis. We will not be liable for any payment or other action we take in accordance with the Policy before we approve the assignment. There may be limitations on Your ability to assign a qualified Policy and such assignments may be subject to tax penalties and taxed as distributions under the Code. An assignment may have tax consequences.
Termination for Low Value
If a withdrawal or fee (including an optional rider fee, administrative fee, or Owner transaction fee) reduces Your Cash Value below the minimum specified in Your Policy, we reserve the right to terminate Your Policy and send You a full distribution of Your remaining Cash Value. All benefits associated with Your annuity Policy will be terminated. Federal law may impose restrictions on our right to terminate certain qualified policies. We do not currently anticipate exercising this right if You have certain optional benefits, however, we reserve the right to do so. For all other policies, including policies with certain other optional benefits, we intend to exercise this termination provision.
Certain Offers
From time to time, we have (and we may again) offered You some form of payment or incentive in return for terminating or modifying certain guaranteed benefits.
When we make an offer, we may vary the offer amount, up or down, among the same group of Policy Owners based on certain criteria such as account value, the difference between account value and any applicable benefit base, investment allocations and the amount and type of withdrawals taken. For example, for guaranteed benefits that have benefit bases that can be reduced on either a pro rata or dollar-for-dollar basis depending on the amount of withdrawals taken, we may consider whether You have taken any withdrawal that has caused a pro rata reduction in Your benefit base, as opposed to a dollar-for-dollar reduction. Also, we may increase or decrease offer amounts from offer to offer. In other words, we may make an offer to a group of Policy Owners based on an offer amount, and, in the future, make another offer based on a higher or lower offer amount to the remaining Policy Owners in the same group.
If You accept an offer that requires You to terminate a guaranteed benefit and You retain Your Policy, we will no longer charge You for the benefit, and You will not be eligible for any future offers related to that type of guaranteed benefit, even if such future offer would have included a greater offer amount or different payment or incentive.
We may also make an offer to You to exchange an existing rider for a different rider.
Exchanges and/or Reinstatements
You can generally exchange a nonqualified annuity Policy for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code or transfer qualified policies directly to another life insurance company as a “trustee-to-trustee transfer”. Before making an exchange or transfer, You should compare both annuities carefully. Remember that if You exchange or transfer another annuity for the one described in this prospectus, then You may pay a surrender charge on the other annuity, and there may be a new surrender charge period under this annuity and other charges may be higher (or lower) and the benefits under this annuity may be different.
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You should not exchange or transfer another annuity for this one unless You determine, after knowing all the facts, that the exchange or transfer is in Your best interest and not just better for the person trying to sell You this Policy (that person will generally earn a commission if You buy this Policy through an exchange, transfer or otherwise).
You may ask us to reinstate Your Policy after such an exchange, transfer, withdrawal or Surrender and in certain limited circumstances we will allow You to do so by returning the same total dollar amount of funds distributed to the applicable Investment Options. The dollar amount will be used to purchase new accumulation units at the then current price. In the event any Subaccount previously invested in is closed and we don’t receive additional instructions, funds will be reallocated to the remaining available Investment Options according to the investment allocation instructions You previously provided. Because of changes in market value, Your new accumulation units may be worth more or less than the units You previously owned. Generally for non-qualified annuity reinstatements, unless You return the original company check, if a portion of the prior withdrawal was taxable, we are required to report the taxable amount from the distribution even though the funds have been reinstated. The cost basis will be adjusted accordingly. The taxable amount will be reported on Form 1099-R which You will receive in January of the year following the distribution. Qualified annuity reinstatements may be subject to the same tax reporting requirements. We recommend that You consult a tax professional to explain the possible tax consequences of reinstatements.
ACCESS TO YOUR MONEY
Surrenders
During the Accumulation Period, You can have access to the money in Your Policy by making either a partial Surrender or complete Surrender. If You want to Surrender Your Policy completely, You will receive Your Cash Value, which equals the Annuity Value of Your Policy minus:
•
any Surrender charges;
•
any premium taxes;
•
any loans;
•
any unpaid accrued interest;
•
the annual Policy charge;
•
the pro rata Additional Earnings Rider charge, if applicable; and
•
the GMIB fee, if applicable see Optional Benefit Riders.
The minimum Fixed Account Cash Value upon full Surrender is 90% of the Fixed Account Premium Payments less partial Surrenders and transfers from the Fixed Account accumulated at 3% per year.
The Cash Value will be determined at the Accumulation Unit Value next determined as of the end of the business day (usually 4:00 p.m. Eastern Time) on which we receive Your request for Surrender at our Administrative Office in good order, unless You specify a later date in Your request. Please note: All Surrender requests must be submitted in good order to avoid a delay in processing Your request.
No partial Surrender is permitted if it would reduce the Cash Value below $5,000. You may not make partial Surrenders from the Fixed Account unless we consent. Unless You tell us otherwise, we will take the partial Surrender from each of the investment choices in proportion to the Annuity Value.
Unless we otherwise consent, the minimum amount available each time You request a partial Surrender is $500.
Remember that any partial Surrender You make will reduce the Annuity Value and also may have a negative impact on certain benefits and guarantees of Your Policy. Under some circumstances, a partial Surrender will reduce the death benefit by more than the dollar amount of the Surrender. See DEATH BENEFIT, and the SAI for more details.
Income taxes, federal tax penalties and certain restrictions may apply to any partial Surrender or complete Surrender You make. If Your Policy was issued pursuant to a 403(b) plan, we generally are required to confirm, with Your 403(b) plan sponsor or otherwise, that withdrawals or transfers You request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments You request until all information required under the tax law has been received. By requesting a withdrawal or transfer, You consent to the sharing of confidential information about You, the Policy, and transactions under the Policy and any other 403(b) policies or accounts You have under the 403(b) plan among us, Your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.
We must receive at our Administrative Office in good order a properly completed Surrender (partial or full) request by mail or fax. We will accept telephone requests for partial withdrawals as long as the Surrender proceeds are being sent to the address of record. The maximum Surrender amount You may request by telephone is under $50,000.
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When we incur extraordinary expenses, such as wire transfers or overnight mail expenses, for expediting delivery of Your partial Surrender or complete Surrender payment, we will deduct that charge from the payment. We charge $25 for a wire transfer and $20 for an overnight delivery.
If the Policy's Owner is not an individual, additional information may be required. If You own a qualified Policy, the Code may require Your spouse to consent to any Surrender. Other restrictions will apply to Section 403(b) qualified policies and Texas Optional Retirement Program policies. For more information, call us at (800)851-9777 (Monday-Friday 8:30 a.m.-7:00 p.m. Eastern Time).
Delay of Payment and Transfer
Payment of any amount due from the Separate Account for a Surrender, a complete Surrender, a death benefit, loans or on the death of an Owner of a nonqualified Policy, will generally occur within seven days from the date we receive in good order all required information at our Administrative Office. We may be permitted to defer such payment from the Separate Account if:
•
the New York Stock Exchange is closed other than for usual weekends or holidays or trading on the NYSE is otherwise restricted; or
•
an emergency exists as defined by the SEC or the SEC requires that trading be restricted; or
•
the SEC permits a delay for the protection of Owners.
Transfers of amounts from the Subaccounts also may be deferred under these circumstances. In addition, if, pursuant to SEC rules, the Transamerica BlackRock Government Money Market VP portfolio (or any money market portfolio offered under this Policy) suspends payment of redemption proceeds in connection with a liquidation of the portfolio, then we may delay payment of any transfer, Surrender, Surrender, loan, or death benefit from the TA BlackRock Government Money Market Subaccount until the portfolio is liquidated.
Pursuant to the requirements of certain state laws, we reserve the right to defer payment of transfers, Surrenders, death benefits and loan amounts from the Fixed Account for up to six months.
If mandated under applicable law or by regulation, we may be required to reject a Premium Payment. We may be required to provide additional information about You or Your account to governmental regulators. In addition, we may be required to block a Policy Owner's account and thereby refuse to pay any request for transfers, Surrenders, loans, annuity payments or death benefits until instructions are received from the appropriate regulators.
Signature Guarantee
As a protection against fraud, we require a signature guarantee (i.e., Medallion Signature Guarantee as required by us) for the following transaction requests:
•
Any Surrender over $250,000 unless it is a custodial owned annuity;
•
Any non-electronic disbursement request made on or within 15 days of a change to the address of record for a Policy Owner’s account;
•
Any electronic fund transfer instruction changes on or within 15 days of an address change;
•
Any Surrender when we have been directed to send proceeds to a different personal address from the address of record for that contract Owner's account. PLEASE NOTE: This requirement will not apply to requests made in connection with exchanges of one annuity for another with the same Owner in a “tax-free exchange”;
•
Any Surrender when we do not have an originating or guaranteed signature on file unless it is a custodial owned annuity;
•
Any other transaction we require.
We may change the specific requirements listed above, or add signature guarantees in other circumstances, at our discretion if we deem it necessary or appropriate to help protect against fraud. For current requirements, please refer to the requirements listed on the appropriate form or call us at (800)851-9777.
You can obtain a Medallion signature guarantee from more than 7,000 financial institutions across the United States and Canada that participate in a Medallion signature guarantee program. The best source of a Medallion signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which You do business. A notary public cannot provide a Medallion signature guarantee. Notarization will not substitute for a Medallion signature guarantee when required.
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ANNUITY PAYMENTS (THE INCOME PHASE)
You can generally change the Maturity Date by giving us 30 days notice with the new date or Age. Unless required by state law, the Maturity Date cannot be earlier than the end of the fifth Policy year. The latest Maturity Date generally cannot be after the date specified in Your Policy unless a later date is agreed to by us.
Election of Annuity Payment Option. Before the Maturity Date, if the Annuitant is alive, You may choose an annuity payment option or change Your option. If You do not choose an annuity option by the Maturity Date, we will make payments under Option D (see below) as a Variable Life Income with 10 years of guaranteed payments subject to certain exceptions for qualified policies. You cannot change the annuity payment option after the Maturity Date.
If You choose a variable payment option, You must specify how You want the annuity proceeds divided among the Subaccounts as of the Maturity Date. If You do not specify, we will allocate the annuity proceeds in the same proportion as the Annuity Value is allocated among the Investment Option available on the Maturity Date. Any portion of the annuity proceeds in the Fixed Account will not be used to purchase variable annuity units and will be allocated to a fixed payout. After the Maturity Date, You may make transfers among the Subaccounts, but You may not make transfers from or to the Fixed Account; we may limit Subaccount transfers to one per Policy year.
As of the Maturity Date and so long as we agree, You may elect a different Annuitant or add a joint Annuitant who will be a joint payee under a joint and survivor life income payment option. If You do not choose an Annuitant, we will consider You to be the Annuitant.
Supplemental Policy. Once You Annuitize and if You have selected a fixed annuity payment option, the Policy will end and we will issue a supplemental Policy to describe the terms of the option You selected. The supplemental Policy will name who will receive the annuity payments and describe when the annuity payments will be made.
Your Policy may not be “partially” Annuitized, i.e., You may not apply a portion of Your Policy value to an annuity option while keeping the remainder of Your Policy In Force.
Annuity Payment Options Under the Policy
The Policy provides several annuity payment options that are described below. You may choose any annuity payment option available under Your Policy. You can choose to receive payments monthly, quarterly, semi-annually or annually.
We will use Your “annuity proceeds” to provide these payments. The “annuity proceeds” is Your Annuity Value on the Maturity Date, less any premium tax that may apply. If Your annuity payment would be less than $20, then we will pay You the annuity proceeds in one lump sum.
Fixed Annuity Income Payments. If You choose annuity payment Option A, B or C, the dollar amount of each annuity payment will be fixed on the Maturity Date and guaranteed by us. The payment amount will generally depend on the following:
•
the amount of the annuity proceeds on the Maturity Date;
•
the interest rate we credit on those amounts; and
•
the specific payment option You choose.
Variable Annuity Income Payments. If You choose variable annuity payment Option D or E, the dollar amount of the first variable payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the Policy. The dollar amount of each additional variable payment will vary based on the investment performance of the Subaccount(s) You invest in and the Policy's assumed investment return of 5%. The dollar amount of each variable payment after the first may increase, decrease or remain constant. If, after all charges are deducted, the actual investment performance exactly matches the Policy's assumed investment return of 5% at all times, then the dollar amount of the next variable annuity payment would remain the same. If actual investment performance, after all charges are deducted, exceeds the assumed investment return, then the dollar amount of the variable annuity payments would increase. But, if actual investment performance, less charges, is lower than the 5% assumed investment return, then the dollar amount of the variable annuity payments would decrease. The portfolio in which You are invested must grow at a rate at least equal to the 5% assumed investment return (plus the daily Separate Account Annuitization charge equal to an annual rate of 1.40%  of Subaccount assets) in order to avoid a decrease in the dollar amount of variable annuity payments. For more information on how variable annuity income payments are determined, see the SAI. If You elect a variable annuity payment option, we deduct a daily Separate Account Annuitization charge from Your Subaccount assets equal to an annual rate of 1.40%.
The annuity payment options are explained below. Some of the annuity payment options may not be available for all policies, all Ages, or in all states. Options A, B, and C are fixed only. Options D and E are variable only.
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Fixed Annuity Payment Options
Payment Option A – Fixed Installments. We will pay the annuity in equal payments over a fixed period of 5, 10, 15 or 20 years or any other fixed period acceptable to us.
If Your Policy is a qualified Policy, payment option A may not satisfy minimum required distribution rules. Consult a financial professional before electing that payment option.
Payment Option B – Life Income Fixed Payments.
•
No Period Certain: We will make level payments only during the Annuitant's lifetime; or
•
10 Years Certain: We will make level payments for the longer of the Annuitant's lifetime or 10 years; or
•
Guaranteed Return of Annuity Proceeds: We will make level payments for the longer of the Annuitant's lifetime or until the total dollar amount of payments we made to You equals the annuity proceeds.
Payment Option C – Joint and Survivor Life Income: Fixed Payments. We will make level payments during the joint lifetime of the Annuitant and a joint Annuitant of Your choice. Payments will be made as long as either person is living.
For more information on how the fixed annuity payments are determined, see the SAI.
Variable Annuity Payment Options
Payment Option D – Variable Life Income. The annuity proceeds are used to purchase variable annuity units in the Subaccounts You select. You may choose between:
•
No Period Certain: We will make variable payments only during the Annuitant's lifetime; or
•
10 Years Certain: We will make variable payments for the longer of the Annuitant's lifetime or 10 years.
Payment Option E – Variable Joint and Survivor Life Income. We will make variable payments during the joint lifetime of the Annuitant and a joint Annuitant of Your choice. Payments will be made as long as either person is living.
Other annuity payment options may be arranged by agreement with us. The death benefit payable after the Maturity Date will be affected by the annuity option You choose.
NOTE CAREFULLY
IF:
•
You choose Life Income with No Period Certain or a Joint and Survivor Life Income (fixed or variable); and
•
the Annuitant(s) dies for example, before the due date of the second annuity payment;
THEN:
•
we may make only one annuity payment and there will be no death benefit payable.
IF:
•
You choose Fixed Installments, Life Income with 10 Years Certain, Life Income with Guaranteed Return of Annuity Proceeds, or Variable Life Income with 10 Years Certain; and
•
the person receiving payments dies prior to the end of the guaranteed period;
THEN:
•
the remaining guaranteed payments will be continued to that person’s Beneficiary, or their value (determined at the date of death) may be paid in a single sum.
We will not pay interest on amounts represented by uncashed annuity payment checks if the postal or other delivery service is unable to deliver checks to the Annuitant’s address of record. The Annuitant is responsible for keeping us informed of the Annuitant’s current address of record.
Benefits Available Under the Policy
The following table summarizes information about the benefits available under the Policy.
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Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Brief Description of Restrictions/Limitations
Standard Death Benefit	Pays base death benefit generally equal to the greater of the Annuity Value of Your Policy or the total Premium Payments reduced by adjusted partial Surrenders.	Standard	1.25% annually of average Separate Account Value during the Accumulation Period
•Death benefit may be paid as
a lump sum or as equal
payments while the Policy
continues in the
Accumulation Period.
•If Owner who is the
Annuitant dies before the
Maturity Date when death
benefit proceeds are payable:
(1) You will receive the
greater of the Annuity Value
on the Death Report Day; or
(2) the total Premium
Payments reduced by adjusted
partial Surrenders.

Compounding Minimum Death Benefit	Provides a death benefit equal to the highest Annuity Value on any Policy Anniversary up to Age 81.	Optional	1.65% annually of average Separate Account Value
•The Compounding
Minimum Death Benefit is
available through Age 80.
•Accumulated at an effective
annual rate of 5% from each
Premium Payment date and
any adjusted partial
Surrenders to the earlier of
the Annuitant’s death or their
81st birthday.
•Withdrawals can significantly
reduce benefit value or
terminate benefit.
•Cannot change death benefit
once elected.
•The death benefit will not
exceed 200% of total
Premium Payments less
withdrawals.
•Terminates upon
Annuitization.

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Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Brief Description of Restrictions/Limitations
Annual Step-Up Death Benefit	Pays death benefit equal to highest Annuity Value on any Policy Anniversary prior to Annuitant’s 81st birthday (adjusted for Premium Payments and withdrawals).	Optional	1.65% annually of average Separate Account Value
•Not available if You or
Annuitant is 81 or older on
Policy Date.
•Withdrawals can significantly
reduce benefit value or
terminate benefit.
•Cannot change death benefit
once elected.
•The death benefit will not
exceed 200% of total
Premium Payments less
withdrawals.
•Terminates upon
Annuitization.

Additional Earnings Rider	Pays a supplemental death benefit to help offset the taxes typically due on annuity death benefits.	Optional	0.35% annually of the Annuity Value
•This rider is no longer
available.
•Was available only for issue
Ages 75 and younger at Policy
issue or on any Monthiversary
during the Accumulation
Period.
•Rider may continue if the
surviving spouse is eligible
and elects to continue the
Policy.
•If Policy has multiple
Beneficiaries, each Beneficiary
may choose individually
whether to receive any benefit
under this rider thereby
terminating the rider.
•If the multiple Beneficiaries
continue the rider, the rider
benefit will be paid upon the
Beneficiary’s death.
•May not be available in all
states.

Nursing Care Facility Waiver	Waives Surrender Charges if You are confined to a nursing care facility.	Standard	No charge
•Must be confined to nursing
care facility for 30
consecutive days or longer.
•The confinement began after
the Policy Date; and
•You provide us with
satisfactory written evidence
of Your confinement.
•May not be available in all
states.

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Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Brief Description of Restrictions/Limitations
Terminal Condition Wavier	Waives Surrender Charges if certain medically related circumstances occur.	Standard	No charge
•Must be diagnosed with
terminal condition after the
Policy Date.
•Must provide written
statement acceptable to us
and signed by a physician that
includes diagnosis and
prognosis of non-correctable
medical condition that will
result in death within 12
months of written statement.
•May not be available in all
states.

Dollar Cost Averaging Program	Allows You to automatically make transfers into one or more Subaccounts.	Standard	No charge
•Traditional – A minimum of
$500 per transfer is required.
•Minimum and maximum
number of transfers.
•Special – Limited to six
month or twelve-month
transfer program and only
available for new Premium
Payments.
•May not be available in all
states.

Asset Rebalancing	Automatically rebalances the amounts in Your Subaccounts to maintain Your desired asset allocation percentages.	Standard	No charge	•Does not include any amounts allocated to the Fixed Account.
Systematic Partial Surrenders	Provides monthly, quarterly, semi-annual or annual withdrawals.	Optional	No charge
•Subject to $40 minimum
withdrawals.
•Systematic surrenders may
not exceed 10% of the
Annuity Value at the time of
surrender divided by the
number of surrenders made
per calendar year.
•We reserve the right to
discontinue surrenders if that
surrender would reduce Your
Annuity Value below $5,000.

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Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Brief Description of Restrictions/Limitations
Guaranteed Minimum Income Benefit	Assures You of a minimum level of income in the future by guaranteeing a minimum Annuitization value.	Optional (No longer offered)	Current = 0.45% Maximum = 0.50%
•This rider is no longer
available.
•Was available for Annuitant
issue Ages 0-90.
•You can Annuitize if rider is
held for 10 years without any
restrictions.
•Provides an annual growth
rate of 6% per year which we
can change at our discretion.
Will never be less than 3%
per year.
•Offers fixed and variable
annuity payment options.
•May not be available in all
states.

DEATH BENEFIT
We will pay a death benefit to Your Beneficiary(ies), under certain circumstances, if, if You are both an Owner and Annuitant, and You die during the Accumulation Period (that is before the Maturity Date). The Beneficiary may choose to receive payment of his or her portion of the death benefit proceeds under a life annuity payment option, to continue the Policy in the Accumulation Period for a specified number of years, or to receive a lump sum payment. Death benefit provisions may differ from state to state. The guarantees of these death benefits are based on our claims-paying ability.
We will determine the amount of and process the death benefit proceeds, if any are payable on a Policy, upon receipt at our Administrative Office of satisfactory proof of the Annuitant's death, directions regarding how to process the death benefit, and any other documents, forms and information that we need (collectively referred to as “due proof of death”). For policies with multiple Beneficiaries, we will process the death benefit when the first Beneficiary provides us with due proof of their share of the death proceeds. We will not pay any remaining Beneficiary their share until we receive due proof of death from that Beneficiary. Such Beneficiaries continue to bear the investment risk until they submit due proof of death. Please note, we may be required to remit the death benefit proceeds to a state prior to receiving “due proof of death.” See Abandoned or Unclaimed Property.
Please Note: Such due proof of death must be received in good order to avoid a delay in processing the death benefit claim. See Sending Forms and Transaction Requests in Good Order.
Payments upon death are subject to certain distribution requirements under the Code. See the SAI for more details.
An additional death benefit may be payable if the Additional Earnings Rider was purchased and is in effect at the time of death benefit proceeds become payable. See Additional Earnings Rider for details.
The death benefit proceeds remain invested in the Separate Account in accordance with the allocations made by the Policy Owner until the Beneficiary has provided us with due proof of death. Once we receive due proof of death, investments in the Separate Account may be reallocated in accordance with the Beneficiary's instructions.
We may permit the Beneficiary to give a “one-time” written instruction to reallocate the investments in the Separate Account to the money market fund after the death of the Annuitant. If there is more than one Beneficiary, all Beneficiaries must agree to the reallocation instructions. This one-time reallocation will be permitted if the Beneficiary provides satisfactory evidence of the Annuitant's death.
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Before the Maturity Date. Payment of the death benefit proceeds depends on the status of the person who dies, as shown below:
IF:
•
an Owner and the Annuitant ARE the same person and that person dies;
THEN:
•
we pay the death benefit proceeds to the Beneficiaries, if alive,(1)(2)(3)(4)(5) and in some cases, reset the death benefit.(4) If the surviving spouse is the joint Owner and the Policy continues (or if the surviving spouse is sole Beneficiary and elects to continue the Policy) then the Annuity Value is adjusted to equal the death benefit proceeds and the death benefit is reset.(3)
IF:
•
the surviving spouse who continued the Policy dies;
THEN:
•
we pay the death benefit proceeds to the Beneficiaries, if alive,(1)(2)(3)(4(5)(6)(7) otherwise to the estate of the surviving spouse.
IF:
•
an Owner and an Annuitant ARE NOT the same person, and an Annuitant dies first;
THEN:
•
An Owner becomes the Annuitant and the Policy continues. In the event of joint Owners, the younger joint Owner will automatically become the new Annuitant and the Policy will continue.
IF:
•
an Owner and an Annuitant ARE NOT the same person, and an Owner dies first;
THEN:
•
We pay the Cash Value to the Beneficiary(1)(5)(8)(9), or if the sole Beneficiary is the surviving spouse, the Policy continues.(10) In the event of joint Owners, the surviving joint Owner becomes the sole Owner and the Policy will continue. If the Policy continues, we will not adjust the Annuity Value to equal the death benefit proceeds.(10)
(1)The Code requires that payment to the Beneficiaries be made in a certain manner and within certain strict timeframes. We discuss these timeframes in Alternate Payment Elections Before the Maturity Date below.
(2)If no Beneficiary is alive on the Death Report Day, then the death benefit proceeds are paid to the Owner's estate. If the sole Beneficiary was living on the Owner's date of death, but died before the Death Report Day, the death benefit is paid to the Owner's estate, not to the Beneficiary's estate.
(3)If the sole Beneficiary is the deceased Owner/Annuitant's surviving spouse, the surviving spouse, if eligible, may elect to continue the Policy In Force as the new Owner and Annuitant. Likewise, if the joint Owner is the deceased Owner’s surviving spouse, the Policy will continue In Force with the surviving spouse, if eligible, as the new Owner and Annuitant. We will adjust the Annuity Value as of the Death Report Day to equal the death benefit proceeds as of the Death Report Day. We will reset the Age used in the death benefit provisions under the continuing Policy as of the Death Report Day so that the death benefit is based on the Age of the surviving spouse. Consequently, if You purchase the optional compounding minimum death benefit or annual step-up death benefit, the phrase “the Annuitant's 81st birthday” will refer to the Age of the surviving spouse. If the surviving spouse is over Age 81 on the Death Report Day of the first deceased Owner, then we will calculate the death benefit paid on the death of the surviving spouse by taking the highest Annuity Value (i.e., the Annuity Value as of the Death Report Day) and adding any subsequent Premium Payments and subtracting the total partial surrenders following the Death Report Day of the first deceased Owner.
(4)If a Beneficiary elects to receive his or her portion of the death benefit proceeds within five years of the date of death of the Annuitant or over a period that does not exceed such Beneficiary's life expectancy (the “distribution period”), then the Policy will continue with some modifications until the end of the elected distribution period. We will adjust the Annuity Value as of the Death Report Day to equal the death benefit proceeds as of the Death Report Day. We will pay a death benefit if such Beneficiary dies during the distribution period, and we will revise the way we calculate the death benefit so that it is based on the Age of such Beneficiary. The Policy will terminate at the end of the distribution period.
(5)If there are multiple Beneficiaries, each Beneficiary may elect, individually, how he or she wishes to receive his or her proportionate share of the death benefit proceeds.
(6)If the sole primary Beneficiary of the Policy is a revocable grantor trust and the spouse of the Owner/Annuitant is the sole grantor, trustee, and Beneficiary of the trust and the trust is using the spouse of the Owner/Annuitant’s social security number at the time of
37

claim, she or he shall be treated as the Owner/Annuitant’s spouse. In those circumstances, the Owner/Annuitant’s spouse will be treated as the Beneficiary of the Policy for purposes of applying the spousal continuation provisions of the Policy.
(7)If the Owner is an individual retirement account within the meaning of IRC sections 408 or 408A, if the Annuitant’s spouse is the sole primary Beneficiary of the Annuitant’s interest in such account. In those circumstances, the Policy will continue after the Annuitant’s death and the Annuitant’s spouse will be treated as the Beneficiary of the Policy for purposes of applying the spousal continuation provision of the Policy.
(8)If any Beneficiary is alive, but is not the deceased Owner’s spouse at the time of the deceased Owner’s death, then the Beneficiary must receive the Cash Value in the manner and within the timeframes discussed below in Alternate Payment Elections Before the Maturity Date.
(9)If no Beneficiary is alive, the Owner’s estate will become the new Owner and the cash value must be distributed within 5 years of the deceased Owner’s death.
(10)If the sole Beneficiary is alive and is the deceased Owner’s surviving spouse at the time of the deceased Owner’s death, then the Policy will continue with the spouse as the new Owner.
The death benefit proceeds are reduced by any outstanding Policy loans plus accrued interest and premium taxes due.
Different rules apply if an Owner or Beneficiary is not a natural person. Please consult the SAI, Your Policy or Your agent for more details.
After the Maturity Date. The death benefit paid after the start of annuity payments depends upon the annuity option You selected. See Fixed Annuity Payment Options and Variable Annuity Payment Options. Not all payment options provide for a death benefit.
If any Owner dies on or after the start of annuity payments, the remaining portion of any interest in the Policy will be distributed at least as rapidly as under the method of distribution being used as of the date of the Annuitant's death.
Standard Death Benefit
Death benefit provisions may differ from state to state. The death benefit proceeds may be paid as a lump sum, as substantially equal payments while the Policy continues in the Accumulation Period for a specified number of years, as annuity payments, or as otherwise permitted by the Company in accordance with applicable law.
If an Owner who is the Annuitant dies before the Maturity Date and if the death benefit proceeds are payable, the standard death benefit proceeds will be the greater of:
•
The Annuity Value of Your Policy on the Death Report Day; or
•
The total Premium Payments You make to the Policy as of the Death Report Day, reduced by adjusted partial Surrenders.
The standard death benefit proceeds are not payable after the Maturity Date.
Optional Death Benefit Riders
On the Policy application, You may add either the compounding minimum death benefit rider or the annual step-up death benefit rider. These riders are not available if You, a joint Owner or the Annuitant is Age 76 or older on the Policy Date. These riders are only payable during the Accumulation Period and are not payable after the Maturity Date. You may not select an optional death benefit rider after the Policy has been issued. If You purchase one of these riders, You cannot drop it after we issue Your Policy. You may not add the Additional Earnings Rider if You have purchased an optional death benefit rider.
Compounding Minimum Death Benefit Rider. If an Owner who is the Annuitant dies during the Accumulation Period and if the death benefit proceeds are payable, then the compounding minimum death benefit proceeds are the greater of:
•
the standard death benefit; or
•
the compounding minimum death benefit: This benefit equals total Premium Payments, plus interest at an effective annual rate of 5% (in most states) from the date of the Premium Payment to the date of death, less any adjusted partial Surrender(s), including interest on any adjusted partial Surrender at the 5% rate from the date of partial Surrender to the date of death. Interest is not credited after the Annuitant’s 81st birthday. This death benefit will not exceed 200% of total Premium Payments less partial Surrenders.
Annual Step-Up Death Benefit Rider. If an Owner who is the Annuitant dies during the Accumulation Period and if the death benefit proceeds are payable, then the annual step-up death benefit proceeds are the greater of:
•
the standard death benefit; or
•
the annual step-up death benefit: This benefit equals the highest Annuity Value on any Policy Anniversary prior to the
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Annuitant’s 81st birthday. The highest Annuity Value will be increased for Premium Payments You have made and decreased for any adjusted partial Surrenders we have paid to You following the Policy Anniversary on which the highest Annuity Value occurs. This death benefit will not exceed 200% of total Premium Payments less partial Surrenders.
If You select either of these options, then the mortality and expense risk charge will increase to 1.25%
Effect of Adjusted Partial Withdrawal on Death Benefits
When You request a partial withdrawal, we will reduce the death benefit under the Policy by an “adjusted partial withdrawal.” An adjusted partial withdrawal will reduce the death benefit proceeds by the amount of the partial withdrawal times the ratio of:
•
the amount of the death benefit proceeds on the same date as, but immediately before, the processing of the partial withdrawal, to
•
the Annuity Value immediately before the partial withdrawal.
We have included a more detailed explanation of this adjustment in the SAI.
If the death benefit proceeds are greater than the Annuity Value prior to the partial withdrawal, the adjusted partial withdrawal may be more than the amount of Your request. For this reason, if a death benefit is paid after You have made a partial withdrawal, then the total of that partial withdrawal and the death benefit could be less than the death benefit immediately before You have made a partial withdrawal. If the death benefit proceeds are less than the Annuity Value prior to the partial withdrawal, the adjusted partial withdrawal will reduce the death benefit dollar for dollar.
Additional Benefits with Spousal Continuation
If an Owner who is the Annuitant dies before the Maturity Date, and if the surviving spouse of the deceased Owner continues (if a joint Owner) or elects to continue (if a sole Beneficiary) the Policy, the surviving spouse becomes the sole Owner and Annuitant. We will increase the Annuity Value of the Policy as of the Death Report Day to equal the death benefit proceeds as of the Death Report Day. We will pay a death benefit on the death of the surviving spouse and revise the way we calculate the death benefit so that it is based on the Age of the surviving spouse.
Additional Death Benefit on Beneficiary's Death
If an Owner who is the Annuitant dies before the Maturity Date, and if the deceased Owner's spouse is not named as the joint Owner or as the sole Beneficiary who elects to continue the Policy, then each Beneficiary can elect to keep the Policy in the Accumulation Period (with some restrictions) and to receive his or her portion of the death benefit proceeds over a period not to exceed the Beneficiary's life expectancy (the “distribution period”). We will pay a death benefit if the Beneficiary dies during the distribution period and permit such Beneficiary to name a new Beneficiary. We will revise the way we calculate that death benefit so that it is based on the Age of such Beneficiary.
Alternate Payment Elections Before the Maturity Date
If a Beneficiary is entitled to receive the death benefit proceeds, a Beneficiary may elect to receive the death benefit in a lump sum payment or to receive payment under one of the following options that provides for complete distribution and termination of this Policy at the end of the distribution period:
1. within 5 years of the date of an Owner's death;
2. over the Beneficiary's lifetime, with payments beginning within one year of the deceased Owner's death; or
3. over a specified number of years, not to exceed the Beneficiary's life expectancy, with payments beginning within one year of an Owner's death.
To determine payments, we may use the “account-based” method under which we recalculate the amount of the payment each year by dividing the remaining unpaid proceeds by the Beneficiary's current life expectancy, with payments beginning within one year of the deceased Owner's death.
Different rules may apply if the Policy is a qualified Policy.
Multiple Beneficiaries may choose individually among any of these options.
If the deceased Annuitant was an Owner, and one or more Beneficiaries chooses one of the above options instead of a lump sum payment, we will “reset” the Age used in the death benefit provisions under the new option as of the Death Report Day, so that the death benefit is based on the Age of the particular new Annuitant (i.e., the Beneficiary). As a result, if You purchased an optional death benefit rider, the phrase “the Annuitant's 81st birthday” will refer to the Age of the particular Beneficiary. If the Beneficiary is over Age 81 on the Death Report Day of the first deceased Owner, then we will calculate the death benefit paid on the death of the
39

particular Beneficiary by taking the highest Annuity Value (i.e., the Annuity Value as of the Death Report Day) and adding any subsequent Premium Payments and subtracting the total Surrenders following the Death Report Day of the first deceased Owner. This option applies to both spousal and non-spousal Beneficiaries.
If a Beneficiary chooses 1 or 3 above, this Policy remains in effect and remains in the Accumulation Period until it terminates at the end of the elected period. The Beneficiary's proportionate share of the death benefit proceeds becomes the new Annuity Value. Any payments made to a Beneficiary under the option 3 will be treated as adjusted partial Surrenders. See Effect of Adjusted Partial Surrender on Certain Death Benefits. If a Beneficiary chooses 2 above, the Policy remains in effect, but moves into the income phase with the Beneficiary receiving payments under a life annuity payout option. Special restrictions apply to options 1 and 3 above. See the SAI for more details.
These Alternate Payment Elections do not apply if the sole Beneficiary is the surviving spouse of the deceased Owner and the surviving spouse is eligible to and elected to continue the Policy. These Alternate Payment Elections do apply when we pay the Cash Value to the Beneficiary on the death of an Owner who is not the Annuitant. When an Owner who is not the Annuitant dies, we do not increase the Annuity Value to equal the death benefit proceeds.
Optional Benefit Riders
You may have elected one of the following optional riders previously available for purchase which are no longer available. The following rider sections describes the material features of each of those riders. Please refer to Your personal rider pages and any supplemental mailings for Your specific coverage and features regarding these riders.
Additional Earnings Rider (No Longer Available)
The optional Additional Earnings Rider may pay an Additional Earnings Rider Amount when the Owner who is the Annuitant dies and death benefit proceeds are paid under Your Policy. You may elect the rider when we issue the Policy or on any Monthiversary during the Accumulation Period before You, a joint Owner or the Annuitant reach Age 76 and if You have not already purchased an optional death benefit rider.
The Additional Earnings Rider may vary for certain policies and may not be available for all policies, in all states, at all times or through all financial intermediaries. We may discontinue offering this benefit at any time. In some cases, a benefit not available through a financial intermediary may be obtained by contacting us directly: For more information on the options available for electing a benefit, please contact Your financial intermediary or our Administrative Office.
In order to buy this rider:
•
You must purchase it when we issue the Policy;
•
You must both be the Owner and Annuitant (except in the case of a trust or employer sponsored plan); and
•
You and the Annuitant must be Age 75 or younger.
Unless we otherwise consent, we limit the number of Additional Earnings Riders to one per Annuitant. This rider may not be issued or added to Inherited IRAs (sometimes also referred to as Beneficiary IRAs) or a non-qualified annuity under which death benefits are being distributed under a stretch withdrawal option. The Additional Earnings Rider is based on our claims-paying ability.
The date You add the rider to the Policy is the rider date.
We will pay the Additional Earnings Rider Amount under this rider only if:
•
the rider is In Force at the time of death;
•
death benefit proceeds are payable under the Policy; and
•
there are rider earnings when the death benefit proceeds are calculated.
Additional Earnings Rider Amount. The Additional Earnings Rider Amount is equal to the additional earnings factor (see below), multiplied by the lesser of:
•
the rider earnings on the date we calculate the death benefit proceeds (the Death Report Day); or
•
the rider earnings limit (shown on Your rider) multiplied by the rider base on the Death Report Day.
The maximum we will pay under this rider is $1 million.
Rider earnings equal:
•
the death benefit proceeds payable under the Policy; minus
•
the rider base, which is:
•
the greater of the death benefit proceeds on the rider date or the Annuity Value on the rider date (this rider is no longer available after issue); plus
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•
the Premium Payments made after the rider date; less
•
the amount of each Surrender made after the rider date, multiplied by the ratio of the rider base to the Annuity Value immediately before the Surrender.
Example: A person aged 60 purchases a Policy with the Additional Earnings Rider. On the date of the purchase (rider date) the Annuity Value and death benefit value were equal to the Premium Payment of $40,000 (the rider base). The rider has an additional earnings factor of 40% and rider earnings limit of 250%. The maximum benefit we will pay under the rider is $1,000,000.
At the time of the Owner's death, the death benefit proceeds are valued at $75,000. To calculate the benefit we will pay under the Additional Earnings Rider (that is, the Additional Earnings Rider Amount), first we subtract the rider base ($40,000), assuming no Surrenders or additional Premium Payment have been made since the rider date, from the death benefit proceeds to get the rider earnings ($75,000—$40,000=$35,000).
Then we perform several additional calculations. The benefit we pay under the Additional Earnings Rider is the lesser of a), b), or c):
a) The rider earnings ($35,000) multiplied by the additional earnings factor (40%) = $14,000;
b) The rider earnings limit (250%) multiplied by the rider base ($40,000) multiplied by the additional earnings factor (40%) = $40,000; or
c) The maximum benefit under the rider=$1,000,000.
The Additional Earnings Rider Amount (that is, the benefit we will pay under the Additional Earnings Rider) is $14,000. The total death benefit under these circumstances (that is, the death benefit proceeds plus the Additional Earnings Rider Amount) is $89,000 ($75,000 + $14,000).
For additional examples, see Appendix B.
We will not pay a benefit under the Additional Earnings Rider if there are no rider earnings on the date we calculated the death benefit proceeds. If You purchased Your Policy as part of a 1035 exchange, rider earnings do not include any gains before the rider is added to Your Policy. As with all insurance, You may not realize a benefit from the purchase of this rider.
The additional earnings factors are as follows:
Owner/Annuitant’s Age on the Rider Date	Percent
0-65	40%
66-67	35%
68-69	30%
70-75	25%
For purposes of computing taxable gains payable on the death benefit proceeds, both the death benefit proceeds payable under the Policy and the Additional Earnings Rider Amount will be considered.
See Appendix B for an example which illustrates the Additional Earnings Rider Amount payable as well as the effect of a Surrender on the Additional Earnings Rider Amount.
Continuation. If an Owner who is the Annuitant dies during the Accumulation Period and the deceased Owner's spouse is the sole Beneficiary and is eligible to and elects to continue the Policy, the Annuity Value is adjusted to equal the death benefit proceeds, the deceased Owner's spouse will have the following options:
•
terminate the Additional Earnings Rider and receive a one-time Annuity Value increase equal to the Additional Earnings Rider Amount. All future Surrender charges on this amount, if any, will be waived; or
•
continue the Additional Earnings Rider (with fees) without the one-time Annuity Value increase. An Additional Earnings Rider Amount would then be paid upon the death of the spouse who continued the Policy. Because we have not issued a new rider, but simply continued the rider purchased by the deceased Owner, we will calculate the Additional Earnings Rider Amount using the additional earnings factor and other calculation factors applicable to the original rider.
Alternate Election. If an Owner who is the Annuitant dies during the Accumulation Period and one or more of the Beneficiaries elect to receive the complete distribution of the death proceeds under alternate payment option (1) or (3), then that Beneficiary will have the following options:
•
terminate the Additional Earnings Rider and receive a one-time increase in death benefit proceeds equal to a proportionate share of the Additional Earnings Rider Amount. All Surrender charges on this amount, if any, will be waived; or
•
continue the Additional Earnings Rider (with fees) without the one-time Annuity Value increase. An Additional Earnings Rider Amount would then be paid in a lump sum upon the death of the Beneficiary and the Policy will terminate. This amount will be
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calculated using the additional earnings factor and other calculation factors determined under the original rider. The required annual distributions under the alternate payment elections are likely to reduce significantly the value of this rider during this period. See Alternate Payment Elections Before the Maturity Date.
Rider Fee. There is an annual charge during the Accumulation Period of 0.35% of Your Policy's Annuity Value. The charge will not be increased once the rider has been issued. We deduct the rider charge from Your Annuity Value on each rider anniversary and pro rata on the termination date of the rider. We will deduct this fee from each Subaccount and the Fixed Account in proportion to the amount of the Annuity Value in each account. We do not assess this charge during the income phase. The rider fee is deducted even during periods when the rider would not pay any benefit because there are no rider earnings.
Termination. The rider will remain in effect until:
•
we receive Your written notice at our Administrative Office to cancel the rider;
•
You Annuitize or Surrender the Policy; or
•
the Additional Earnings Rider Amount is paid or added to the Annuity Value under a continuation, as described above.
Once You terminate the rider, You may re-select it during the Accumulation Period, if we are still offering the rider; however, a new rider will be issued and the Additional Earnings Rider Amount will be redetermined. Please note that if You terminate the rider and re-select it, the rider will only cover gains, if any, since it was re-selected, and the terms and charges of the new rider may differ from those of the terminated rider.
It is possible that the Internal Revenue Service may take a position that charges for the Additional Earnings Rider should be treated as taxable distributions to You. Although we do not believe that a rider charge under the Policy should be treated as a taxable distribution, You should consult Your tax adviser before selecting this rider under the Policy.
guaranteed minimum income benefit rider (No longer available)
The following discussion is related to the Guaranteed Minimum Income Benefit Rider being issued on or after May 1, 2002. If You purchased a Guaranteed Minimum Income Benefit Rider before May 1, 2002, please consult the prospectus You received when You purchased that rider for details on the terms of Your rider. If You have questions, please contact us at (800)851-9777, Ext. 6538 (Monday-Friday 8:00 a.m. – 8:00 p.m.). If You upgrade Your rider, You will receive the rider discussed below. See Minimum Annuitization Value Upgrade below for more information about the rider upgrade.
The Guaranteed Minimum Income Benefit Rider assures You of a minimum level of income in the future by guaranteeing a “minimum Annuitization value.'' By selecting this rider, You are guaranteed a future minimum level of income under the rider's fixed or variable payment options based on the minimum Annuitization value, regardless of the performance of the underlying investment portfolios. (If You select the Guaranteed Minimum Income Benefit Rider, we may restrict the Subaccounts to which You may allocate Premium Payments or transfer Annuity Value. Any such restriction will not affect the allocations You made before we put the restriction in place.)
You may purchase the rider when we issue Your Policy or any time before the Annuitant's 90th birthday.
You can Annuitize under the rider (subject to the conditions described below) using the greater of the Annuity Value or the minimum Annuitization value. If You Annuitize under the rider before the 10th rider anniversary, the following restrictions will apply:
•
You may not Annuitize under the Term Certain fixed annuity payment option;
•
we will adjust the Age(s) we use to determine the applicable annuity factors by adjusting them down by one year for each complete year that the rider is short of being In Force for 10 years at the time You Annuitize. This will reduce the amount of Your annuity payments.
See Annuity Payment Options Under the Rider below, and Annuity Factor Age Adjustment in the SAI for more information.
Minimum Annuitization Value. If You purchase the rider at issue, the minimum Annuitization value is the Annuity Value on that date. If You purchase the rider at a future date, the minimum Annuitization value would be:
•
the Annuity Value on the date the rider is issued, plus
•
any additional premiums paid after the rider date, minus
•
an adjustment for any partial Surrenders made after the rider date
•
accumulated at the annual growth rate, plus
•
any premium taxes.
The annual growth rate is currently 6% per year. For policies issued in a few states, this rate will be less than 6%. We may, at our discretion, change the rate in the future for new riders, including upgrades, but the rate will never be less than 3% per year. Once the rider is added to Your Policy, the annual growth rate, the rider charge, the rider charge waiver threshold, the guaranteed minimum
42

payment fee and the waiting period before You can Annuitize under the rider, without the annuity factor Age adjustment, will not change unless You upgrade the rider. Partial surrenders may reduce the minimum Annuitization value on a basis greater than dollar-for-dollar.
The minimum Annuitization value is used solely to calculate the annuity payments and charges under the rider and adjustments to partial withdrawals. This value does not establish or guarantee an Annuity Value or guarantee performance of any Subaccount. If You choose to Annuitize under the rider, we will use the greater of Your Annuity Value or Your minimum Annuitization value (less any outstanding loan amount and any loan interest You owe) to determine the amount of Your fixed or variable annuity payments under the rider. The minimum Annuitization value may not be used to Annuitize with any of the annuity payment options under the Policy.
Annuity Payment Options Under the Rider. The only payment options available under the rider are the following fixed and variable annuity options:
Fixed Annuity Payment Options:
•
Term Certain – Level payments will be made for 15 years based on a guaranteed interest rate of 3%. This interest rate will not increase even if current interest rates are higher when You Annuitize. This annuity payment option is not available if You Annuitize under the rider before the 10th anniversary of rider purchase or later upgrade.
Variable Annuity Payment Options:
•
Life Income - An election may be made for “No Period Certain,'' “10 Years Certain,'' or ”Installment Refund.'' Installment Refund is an annuity payment option that guarantees the return of the minimum Annuitization value. The period certain for an installment refund is the shortest period, in months, that guarantees the return of the minimum Annuitization value. Payments will be made as long as the Annuitant is living. In the event of the death of the Annuitant prior to the end of the chosen period certain, the remaining period certain payments will be continued to the Beneficiary.
•
Joint and Full Survivor - An election may be made for “No Period Certain,'' ”10 Years Certain,'' or “Installment Refund.'' Payments will be made as long as either the Annuitant or joint Annuitant is living. In the event of the death of both the Annuitant and joint Annuitant prior to the end of the chosen period certain, the remaining period certain payments will be continued to the Beneficiary.
Before You Annuitize under the rider’s variable annuity options, You may transfer values from one Subaccount to another. In the future, we may restrict the Subaccounts to which You may transfer Annuity Value. After the Maturity Date, no transfers may be made to or from the Fixed Account, and we reserve the right to limit transfers among the Subaccounts to once per year.
Note Carefully: The death benefit payable after You Annuitize under the rider will be affected by the annuity option You choose.
If:
•
You choose Life Income with No Period Certain or Joint and Full Survivor with No Period Certain; and
•
the Annuitant dies, for examples, before the due date of the second annuity payment,
Then:
•
we will make only one annuity payment and there will be no death benefit payable.
Annuity Factor Age Adjustment. If You Annuitize under one of the rider's variable options before the 10th rider anniversary, the first payment will be calculated with an annuity factor Age adjustment which subtracts up to 9 years from the Annuitant's Age (Age 85 if the Annuitant's Age is at least 85). This results in all payments being lower than if an annuity factor Age adjustment was not used. See the SAI for information concerning the calculation of the initial payment. The Age adjustment is as follows:
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Number of Complete Years Since the Rider Date	Age Adjustment: Number of Years Subtracted From Your Age
1	9
2	8
3	7
4	6
5	5
6	4
7	3
8	2
9	1
10 or more	0
Minimum Annuitization Value Upgrade. You can elect, in writing, to upgrade the minimum Annuitization value to the current Annuity Value at any time after the first rider anniversary and before the Annuitant's 85th birthday (earlier if required by Your state). For Your convenience, we will put the last date to upgrade on page one of the rider.
If You elect to upgrade, the current rider will terminate, we will assess the rider charge, and a new rider will be issued. The new rider will have a new rider date, a new waiting period before You can Annuitize under the rider, a new annual growth rate, a new rider charge waiver threshold and new guaranteed benefits and charges. The rider anniversary will be measured from the new rider's issue date, so that Annuitizing prior to the new rider's 10th anniversary will result in an annuity factor Age adjustment, and the term certain fixed annuity payment option may not be selected. The benefits and charges under the new rider may not be as advantageous as the previous rider's benefits and charges prior to upgrading.
It generally will not be to Your advantage to upgrade unless Your Annuity Value exceeds Your minimum Annuitization value on the applicable rider anniversary.
Conditions to Annuitize Under the Rider. You can only Annuitize under the rider within 30 days after a rider anniversary. In the case of an upgrade of the minimum Annuitization value, You cannot Annuitize before the new rider's first rider anniversary. You cannot Annuitize under the rider after the 30-day period following the rider anniversary after the Annuitant's 89th birthday (earlier if required by Your state). For Your convenience, we will put the last date to Annuitize under the rider on page one of the rider.
Note Carefully:
•
You may only Annuitize under the rider at the times indicated above. If You Annuitize at any other time, You lose the benefit of the rider.
•
If You Annuitize under the rider before the 10th rider anniversary, there will be an annuity factor Age adjustment. See Annuity Factor Age Adjustment above.
Payments under the Rider. If You elect a variable annuity payment option under the rider, we guarantee that future annuity payments under the rider will never be less than the initial annuity payment. See the SAI for information concerning the calculation of the initial payment. We will also “stabilize'' the payments (hold them constant) during each rider year.
During the first rider year after You Annuitize under the rider, each payment will equal the initial payment. On each rider anniversary thereafter, the variable annuity payment will increase or decrease (but never below the initial payment) depending on the performance of the Subaccounts You selected, and then be held constant at that amount for that rider year. The payments starting on each rider anniversary will equal the greater of the initial variable annuity payment or the payment that can be supported by the number of annuity units in the Subaccounts on the rider anniversary. We will calculate each subsequent payment using a 5% assumed investment return. The portfolio in which You are invested must grow at a rate greater than the 5% assumed investment return, plus the separate guaranteed minimum payment fee of 1.10% and mortality and expense risk and administrative charges of 1.40% annually, in order to increase the dollar amount of variable annuity payments. Annuity payments may decline in value if investment returns do not grow at this rate, but Your payment will never be less than the initial payment. See the SAI for additional information concerning how payments are determined under the rider.
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Rider Charge Before Annuitization. Prior to Annuitization, a rider charge, currently 0.45% annually of the minimum Annuitization value, is deducted from the Annuity Value on each rider anniversary and pro rata on the termination date of the rider (including Policy Surrender and upgrades of the minimum Annuitization value). The annual rider charge after an upgrade is currently 0.45%, but we reserve the right to increase the rider charge after upgrade to 0.50%. Once the rider is issued, the rider charge will not change. Keep in mind that the current rider charge (0.45%) may be higher if You upgrade the rider at a later date because we may increase the rider charge after an upgrade up to the maximum (0.50%). We deduct the rider charge from the Fixed Account and from each Subaccount in proportion to the amount of Annuity Value in each account. This charge is deducted even if the Annuity Value exceeds the minimum Annuitization value.
We will waive the rider charge on any rider anniversary if the Annuity Value exceeds the rider charge waiver threshold (guaranteed 2.0) times the minimum Annuitization value. For instance, if Your Annuity Value on the seventh rider anniversary is $100,000, Your minimum Annuitization value is $45,000 and the rider charge waiver threshold is 2.0, we will waive the rider charge on that anniversary because $100,000 is greater than $90,000 ($45,000 X 2.0). We may, at our discretion, change the rider charge waiver threshold in the future if You choose to upgrade the minimum Annuitization value, or for future issues of the rider, but it will never be greater than 2.5.
Rider Charge After Annuitization. If You Annuitize under a variable annuity payment option of the rider, a daily guaranteed minimum payment fee, equal to an annual rate of 1.10% of the daily net asset values in the Subaccounts, plus the mortality and expense risk and administrative charges of 1.40%, are reflected in the amount of the variable payments You receive. We may change the guaranteed minimum payment fee in the future, if You choose to upgrade the minimum Annuitization value or for future issues of the rider, but it will never be greater than 2.10%.
Termination. You have the option to terminate the rider at any time after the first rider anniversary by sending us written notification to our Administrative Office. You have the option not to Annuitize under the rider but we will not refund any charges You have paid and You will not be able to use the minimum Annuitization value. The rider will terminate upon the earliest of the following:
•
Annuitization that is not under the rider;
•
the date You elect to upgrade (although a new rider will be issued);
•
the date we receive Your complete written request to terminate the rider;
•
the date Your Policy terminates or is Surrendered;
•
30 days following the rider anniversary after the Annuitant's 94th birthday (earlier if required by Your state); or
•
the date of death of Annuitant when the death benefit proceeds are payable to the Beneficiary.
However, if the change in Annuitant is due to the death of an Annuitant who is not an Owner, then You may name a new Annuitant and the then-current rider will remain in effect.
The rider does not establish or guarantee Annuity Value or guarantee performance of any Subaccount. Because the rider guarantees a minimum level of income, the level of income that it guarantees may be less than the level that might be provided by application of the Annuity Value at the Policy's applicable annuity factors. Therefore, the rider should be regarded as a safety net. The costs of Annuitizing under the rider include the guaranteed minimum payment fee, the mortality and expense risk and administrative charges and also the lower levels inherent in the annuity tables used for the minimum payouts. These costs should be balanced against the benefits of a minimum payout level.
The rider may vary by state and is not available in all states. We recommend that You consult Your tax adviser before You purchase this rider.
ADDITIONAL FEATURES
Systematic Surrenders
During the Accumulation Period, You can elect to receive regular payments from Your Policy, up to the amount permitted under the terms of Your Policy, without paying Surrender charges by using systematic Surrenders. Unless You specify otherwise, we will deduct systematic Surrender amounts from each Subaccount (and, if we consent, the Fixed Account) in proportion to the value each Subaccount bears to the Annuity Value at the time of the Surrender. You can partially surrender up to 10% of Your Annuity Value annually (or up to 10% of Your initial Premium Payment if a new Policy) in equal monthly, quarterly, semi-annual or annual payments of at least $40. Your initial Premium Payment, if a new Policy, or Your Annuity Value, if an existing Policy, must equal at least $25,000. We will not process a systematic Surrender if the Annuity Value for the entire Policy would be reduced below $5,000. No systematic partial Surrenders are permitted from the Fixed Account without our prior consent.
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There is no charge for taking systematic Surrenders. You may stop systematic Surrenders at any time. We reserve the right to discontinue offering systematic Surrenders 30 days after we send You written notice.
You can take systematic Surrenders during the Accumulation Period only. On the Maturity Date, You must Annuitize the Policy and systematic Surrender payments must stop.
Income taxes, federal tax penalties and other restrictions may apply to any systematic Surrender You receive.
Nursing Care Facility Waiver
If Your Policy contains a nursing care facility waiver, we will waive the surrender charge, provided:
•
You (or any joint Owner) have been confined to a nursing care facility for 30 consecutive days or longer;
•
Your confinement began after the Policy Date; and
•
You provide us with satisfactory written evidence of Your confinement, including dates, at the time You make each request for partial Surrender or complete Surrender.
We will waive the surrender charge under this waiver only for partial surrender and complete surrenders made during Your confinement or within two months after Your confinement ends.
There is no restriction on the maximum amount You may withdraw under this benefit.
The Nursing Care Facility Waiver may vary for certain policies and may not be available for all policies, in all states or at all times.
Terminal Condition Waiver
If Your Policy contains a terminal condition waiver, we will waive the surrender charge upon a complete Surrender or partial Surrender, provided:
•
You (or any joint Owner) is diagnosed with a terminal condition after the Policy Date;
•
You (or any joint Owner) provide a written statement acceptable to us and signed by a physician;
•
the written statement provides the physician’s diagnosis and prognosis of Your (or any joint Owner’s) non-correctable medical condition; and
•
the written statement says with reasonable medical certainty that the non-correctable medical condition will result in death within 12 months from the date of the written statement, taking into consideration ordinary and reasonable medical care, advice and treatment available in the same or similar communities.
We will waive all surrender charges upon receipt of a complete Surrender or partial Surrender request if You include such a written statement from a physician with Your request. The minimum amount that You may partially Surrender under this waiver is $1,000. If You request a complete Surrender, or a partial Surrender for an amount that reduces the Annuity Value below the minimum balance required under Your Policy, we will pay You the Policy’s complete Annuity Value and Your Policy will terminate.
There is no restriction on the maximum amount You may withdraw under this benefit.
The Terminal Condition Waiver may vary for certain policies and may not be available for all policies, in all states or at all times.
Dollar Cost Averaging Program
During the Accumulation Period, You may instruct us to automatically make transfers into one or more Subaccounts in accordance with Your allocation instructions. This is known as Dollar Cost Averaging. While Dollar Cost Averaging buys more accumulation units when prices are low and fewer accumulation units when prices are high, it does not guarantee profits or assure that You will not experience a loss.
Dollar Cost Averaging programs that may be available under Your Policy:
•
Traditional—You may specify the dollar amount to be transferred or the number of transfers. Transfers will begin as soon as the program is started. A minimum of $500 per transfer is required. The minimum number of transfers is 6 monthly or 4 quarterly, and the maximum is 24 monthly or 8 quarterly. You can elect to transfer from the Fixed Account, money market or other specified Subaccount.
•
Special—You may only elect either a six or twelve month program. Transfers will begin as soon as the program is started. You cannot transfer from another Investment Option into a Special Dollar Cost Averaging program. This program is only available for new Purchase Payments, requires transfers from a fixed source, and may credit a higher or lower interest rate than a traditional program. A minimum of $500 per transfer is required ($3,000 or $6,000 to start a 6-month or 12-month program, respectively).
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A Dollar Cost Averaging program will begin the next business day after we have received in good order all necessary information and the minimum required amount. See Sending Forms and Transaction Requests in Good Order. Please note, Dollar Cost Averaging programs will not begin on the 29th, 30th, or 31st. If a program would have started on one of those dates, it will start on the 1st business day of the following month. If we receive additional Premium Payments while a Dollar Cost Averaging program is running, absent new instructions to the contrary, the amount of the Dollar Cost Averaging transfers will increase, but the length of the Dollar Cost Averaging program will not.
NOTE CAREFULLY:
New Dollar Cost Averaging instructions are required to start a new Dollar Cost Averaging program once the previous Dollar Cost Averaging program has completed. Additional Premium Payments, absent new allocation instructions, received after a Dollar Cost Averaging program has completed, will be allocated according to the current Premium Payment allocations at that time but will not reactivate a completed Dollar Cost Averaging program.
IF:
•
we do not receive all necessary information to begin or restart a Dollar Cost Averaging program;
THEN:
•
any amount allocated to a fixed source will be invested in that fixed source but will be transferred to the money market Investment Option within 30 days of allocation to fixed source if new Dollar Cost Averaging instructions are not received;
•
any amount in a variable source will be invested in that variable source and will remain in that variable Investment Option; and
•
new Dollar Cost Averaging instructions will be required to begin a Dollar Cost Averaging program.
You should consider Your ability to continue a Dollar Cost Averaging program during all economic conditions. Transfers from a Dollar Cost Averaging fixed source are not subject to an Excess Interest Adjustment. A Dollar Cost Averaging program can be used in conjunction with Asset Rebalancing and a guaranteed lifetime withdrawal benefit (subject to any Investment Restrictions involving the source). There is no charge for this benefit.
The Dollar Cost Averaging Program may vary for certain policies and may not be available for all policies, in all states or at all times. See Your Policy for availability of the Fixed Account options. We reserve the right to terminate the availability of any Dollar Cost Averaging program at any time.
Asset Rebalancing
During the Accumulation Period You can instruct us to automatically rebalance the amounts in Your Subaccounts to maintain Your desired asset allocation. This feature is called asset rebalancing. To enter into asset rebalancing, You must submit a completed request form, signed by the Owner to our Administrative Office. To end participation in asset rebalancing, You or Your authorized registered representative may call or write to our Administrative Office. Entrance to the asset rebalancing program is limited to once per Policy year. However, we will not rebalance if You are in the dollar cost averaging program or systematic Surrender program, if You elect to participate in any asset allocation service provided by a third party or if You request any other transfer, or if we receive Your request to discontinue participation at our Administrative Office. Asset rebalancing ignores amounts in the Fixed Account. You can choose to rebalance monthly, quarterly, semi-annually, or annually.
If You request the Asset Rebalancing program, we will change Your future payment allocation to match the Subaccounts in Your Asset Rebalancing program.
To qualify for asset rebalancing, a minimum Annuity Value of $5,000 for an existing Policy, or a minimum initial Premium Payment of $5,000 for a new Policy is required. Any Annuity Value in the Fixed Account Value may not be included in the asset rebalancing program. Asset rebalancing does not guarantee gains, nor does it assure that any Subaccount will not have losses.
There is no charge for this program. However, each reallocation which occurs under asset rebalancing will be counted towards the 12 free transfers allowed during each Policy year.
We reserve the right to discontinue, modify or suspend the asset rebalancing program at any time.
Telephone, Fax and Internet Transactions
Currently, certain transactions may be made by telephone or other electronic means acceptable to us upon our receipt of the appropriate authorization. We may discontinue this option at any time.
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Upon instructions from You, the registered representative/agent of record for Your Policy may also make telephonic transfers for You. If You do not want the ability to make transfers by telephone, You should notify us in writing.
Except for the restrictions regarding the Fixed Account noted above, You may make telephonic transfers, allocation changes or request withdrawals by calling our toll-free number: (800)851-9777 (Monday-Friday 8:30 a.m.- 7:00 p.m. Eastern Time). You will be required to provide certain information for identification purposes when You request a transaction by telephone. We may also require written confirmation of Your request. We will not be liable for losses resulting from telephone requests that we believe are genuine. Telephone transfers for policies owned by trust will only be allowed if a current trust certification form with a signature guarantee is on file at our Administrative Office. If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent transactions.
Telephone, fax and Internet orders must be received in good order at our Administrative Office while the New York Stock Exchange is open for regular trading to receive same-day pricing. Orders received in good order at our office on non-business days or after the close of business on business days will get next – day pricing. See Sending Forms and Transactions in Good Order.
We may deny the telephone transaction privileges to market timers and frequent or disruptive traders.
To request a transfer or Surrender, please fax Your request to us at (877)355-4385. We will not be responsible for same-day processing of transfers or Surrenders if You fax Your request to a number other than this fax number.
You may make transfers and change premium allocations through our website - tlic.transamerica.com.
We will not be responsible for transmittal problems which are not reported to us by the following business day. Any reports must be accompanied by proof of the faxed transmittal.
We cannot guarantee that telephone, fax or Internet transactions will always be available. For example, our Administrative Office may be closed during severe weather emergencies or there may be interruptions in telephone service or problems with computer systems that are beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive Your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. Outages or slowdowns may prevent or delay our receipt of Your order or request.
We may discontinue the availability of telephone, fax or Internet transactions at any time.
Loans
Policy Loans for Certain Qualified Policies
You can take Policy loans during the Accumulation Period after the right to cancel period has expired when the Policy is used in connection with a tax-sheltered annuity plan under Section 403(b) of the Code (limit of one Policy loan per Policy year). If Your Policy was issued pursuant to a 403(b) plan, starting January 1, 2009, we generally are required to confirm, with Your 403(b) plan sponsor or otherwise, that loans You request comply with applicable tax requirements and to decline requests that are not in compliance. No additional loans will be allowed if there is a defaulted loan. There can be no more than two outstanding loans at any given time.
The maximum amount You may borrow against the Policy is the lesser of:
•
50% of the Annuity Value; or
•
$50,000 reduced by the highest outstanding loan balance during the one-year period immediately prior to the loan date. However, if the Annuity Value is less than $20,000, the maximum You may borrow against the Policy is the lesser of 80% of the Annuity Value or $10,000.
The minimum loan amount is $1,000 (unless otherwise required by state law). You are responsible for requesting and repaying loans that comply with applicable tax requirements, and other laws, such as the Employee Retirement Income Security Act of 1974 (“ERISA”). In addition, the Department of Labor has issued regulations governing loans taken by plan participants under retirement plans subject to ERISA. These regulations require, in part, that a loan from an ERISA-governed plan be made under an enforceable agreement, charge a reasonable rate of interest, be adequately secured, provide a reasonable repayment schedule, and be made available on a basis that does not discriminate in favor of employees who are officers or shareholders or who are highly compensated.
Failure to comply with these requirements may result in penalties under the Code and ERISA. You and Your employer are responsible for determining whether Your plan is subject to, and complies with, ERISA and the Department of Labor's regulations governing plan loans and the tax rules applicable to loans. Accordingly, You should consult a competent financial professional before requesting a Policy loan.
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The loan amount will be withdrawn from Your investment choices and transferred to the loan reserve. The loan reserve is part of the Fixed Account and is used as collateral for all Policy loans. We reserve the right to postpone distributing the loan amount from the Fixed Account for up to six months, if required.
On each Policy Anniversary we will compare the amount of the Policy loan to the amount in the loan reserve. If all Policy loans and unpaid accrued interest due on the loan exceed the amount in the loan reserve, we will withdraw the difference and transfer it to the loan reserve. If the amount of the loan reserve exceeds the amount of the outstanding Policy loan, we will withdraw the difference from the loan reserve and transfer it in accordance with Your current Premium Payment allocation. We reserve the right to transfer the excess to the Fixed Account if the amount used to establish the loan reserve was transferred from the Fixed Account. If all Policy loans and unpaid interest due on the loan exceeds the Cash Value, we will mail to your last known address and to any assignee of record a notice stating the amount due in order to reduce the loan amount to that the loan no longer exceeds the Cash Value. If the excess amount is not paid within 31 days after we mail the notice, the Policy will terminate without value.
If all Policy loans and unpaid interest due on the loan exceed the Cash Value, we will mail to Your last known address and to any assignee of record a notice stating the amount due in order to reduce the loan amount so that the loan amount no longer exceeds the Cash Value. If the excess amount is not paid within 31 days after we mail the notice, the Policy will terminate without value.
You can repay any Policy loan in full (prior to loan default):
•
while the Policy is In Force; and
•
during the Accumulation Period.
Note Carefully: If You do not repay Your Policy loan, we will deduct an amount equal to the unpaid loan balance plus any unpaid accrued interest from:
•
the amount of any death benefit proceeds; or
•
the amount we pay upon a Surrender or complete Surrender; or
•
the amount we apply on the Maturity Date to provide annuity payments.
You must pay interest on the loan at the rate of 6% per year. You are responsible for determining whether this interest rate is reasonable under ERISA. We deduct interest in arrears. Amounts in the loan reserve will earn interest at a minimum guaranteed effective annual interest rate of 4%. Principal and interest must be repaid:
•
in substantially level quarterly payments over a 5-year period; or
•
over a 10, 15 or 20-year period, if the loan is used to buy Your principal residence.
Please Note: Once established, You cannot change the due date or payment method. An extended repayment period cannot go beyond the year You turn 72(or Age 70 ½ if the Annuitant attained 70 ½ before 1/1/2020).
IF:
•
a repayment is not received within 31 days from the original due date;
THEN:
•
under federal tax law You will be treated as having a deemed distribution of all Policy loans and unpaid accrued interest, and any applicable charges, including any Surrender charge
This distribution will be reported as taxable to the Internal Revenue Service, may be subject to income and penalty tax, and may cause the Policy to not qualify under Section 403(b) of the Code.
You may fax Your loan request to us at (866)-671-9215.
The loan date is the date we process the loan request. We impose a $30 fee to cover loan processing and expenses associated with establishing and administering the loan reserve (not applicable in all states). For Your protection, we will require a signature guarantee for any loan request within 30 days of an address change. We reserve the right to limit the number of Policy loans to one per Policy year.
Policy loans may not be available in all states.
TAX INFORMATION
NOTE: We have prepared the following information on federal taxes as a general discussion of the subject. It is not intended as tax advice to any taxpayer. The federal tax consequences discussed herein reflects our understanding of current law, and the law may change. No representation is made regarding the likelihood of continuation of the present federal tax law or of the current interpretations by the Internal Revenue Service. The discussion briefly references federal estate, gift and generation-skipping transfer taxes, but principally discusses federal income taxes. No attempt is made to consider any
49

applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under the Policy. You should consult Your own financial professional about Your own circumstances.
Introduction
Deferred annuity policies are a way of setting aside money for future needs like retirement. Congress recognized how important saving for retirement is and provided special rules in the Internal Revenue Code (the “Code”) for annuities. Simply stated, these rules generally provide that individuals will not be taxed on the earnings, if any, on the money held in an annuity Policy until withdrawn. This is referred to as tax deferral. When a non-natural person (e.g., corporation or certain trusts) owns a nonqualified Policy, the Policy will generally not be treated as an annuity for tax purposes. Thus, the Owner must generally include in income any increase in the Policy value over the investment in the Policy during each taxable year.
There are different rules as to how You will be taxed depending on how You take the money out and the type of Policy-qualified or nonqualified.
If You purchase the Policy as an individual retirement annuity or as a part of a 403(b) plan, 457 plan, a pension plan, a profit sharing plan (including a 401(k) plan), or certain other employer sponsored retirement programs, Your Policy is referred to as a qualified Policy. There is no additional tax deferral benefit derived from placing qualified funds into a variable annuity. Features other than tax deferral should be considered in the purchase of a qualified Policy. There are limits on the amount of contributions You can make to a qualified Policy. Other restrictions may apply including terms of the plan in which You participate. To the extent there is a conflict between a plan's provisions and a Policy's provisions, the plan's provisions will control.
If You purchase the Policy other than as part of any arrangement described in the preceding paragraph, the Policy is referred to as a nonqualified Policy.
You will generally not be taxed on increases in the value of Your Policy, whether qualified or nonqualified, until a distribution occurs (e.g., as a Surrender, withdrawal, or as annuity payments). However, You may be subject to current taxation if You assign or pledge or enter into an agreement to assign or pledge any portion of the Policy. You may also be subject to current taxation if You make a gift of a nonqualified Policy without valuable consideration. All amounts received from the Policy that are includible in income are taxed at ordinary income rates; no amounts received from the Policy are taxable at the lower rates applicable to capital gains.
The Internal Revenue Service (“IRS”) has not reviewed the Policy for qualification as an IRA annuity, and has not addressed in a ruling of general applicability whether the death benefit options and riders available, with the Policy, if any, comport with IRA qualification requirements.
The value of living and death benefit options and riders elected may need to be taken into account in calculating minimum required distributions from a qualified plan/or Policy.
We may occasionally enter into settlements with Owners and Beneficiaries to resolve issues relating to the Policy. Such settlements will be reported on the applicable tax form (e.g., Form 1099) provided to the taxpayer and the taxing authorities.
Taxation of Us
We are at present taxed as a life insurance company under part I of Subchapter L of the Code. The Separate Account is treated as a part of us and, accordingly, will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. We do not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the Separate Account retained as part of the reserves under the Policy. Based on this expectation, it is anticipated that no charges will be made against the Separate Account for federal income taxes. If in future years, any federal income taxes are incurred by us with respect to the Separate Account, we may make a charge to that account. We may benefit from any deductions for dividends received by the Separate Account or foreign tax credits attributable to taxes paid by certain Underlying Fund Portfolios to foreign jurisdictions to the extent permitted under federal tax law.
Tax Status of a Nonqualified Policy
Diversification Requirements. In order for a nonqualified variable Policy which is based on a segregated asset account to qualify as an annuity Policy under Section 817(h) of the Code, the investments made by such account must be “adequately diversified” in accordance with Treasury Regulations. The Regulations apply a diversification requirement to each of the Subaccounts. Each Separate Account, through its Underlying Fund Portfolios and their portfolios, intends to comply with the diversification requirements of the Regulations. We have entered into agreements with each Underlying Fund Portfolio company that require the portfolios to be
50

operated in compliance with the Regulations but we do not have control over the Underlying Fund Portfolio companies. The Owners bear the risk that the entire Policy could be disqualified as an annuity Policy under the Code due to the failure of a Subaccount to be deemed to be “adequately diversified.”
Owner Control. In some circumstances, Owners of variable policies who retain excessive control over the investment of the underlying Separate Account assets may be treated as the Owners of those assets and may be subject to tax on income produced by those assets. In Revenue Ruling 2003-91, the IRS stated that whether the Owner of a variable Policy is to be treated as the Owner of the assets held by the insurance company under the Policy will depend on all of the facts and circumstances.
Revenue Ruling 2003-91 also gave an example of circumstances under which the Owner of a variable Policy would not possess sufficient control over the assets underlying the Policy to be treated as the Owner of those assets for federal income tax purposes. To the extent the circumstances relating to the issuance and ownership of a Policy vary from those described in Revenue Ruling 2003-91, Owners bear the risk that they will be treated as the Owner of Separate Account assets and taxed accordingly.
We believe that the Owner of a Policy should not be treated as the Owner of the underlying assets. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the policies from being treated as the Owners of the underlying Separate Account assets. Concerned Owners should consult their own financial professional regarding the tax matter discussed above.
Distribution Requirements. The Code requires that nonqualified policies contain specific provisions for distribution of Policy proceeds upon the death of any Owner. In order to be treated as an annuity Policy for federal income tax purposes, the Code requires that such policies provide that if any Owner dies on or after the annuity starting date and before the entire interest in the Policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such Owner's death. If any Owner dies before the annuity starting date, the entire interest in the Policy must generally be distributed (1) within 5 years after such Owner's date of death or (2) be used to provide payments to a designated Beneficiary for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. The designated Beneficiary must be an individual and payments must begin within one year of such Owner’s death. However, if upon such Owner's death the Owner's surviving spouse is the sole Beneficiary of the Policy, then the Policy may be continued with the surviving spouse as the new Owner. If any Owner is a non-natural person (except in the case of certain grantor trusts), then for purposes of these distribution requirements, the primary Annuitant shall be treated as an Owner and any death or change of such primary Annuitant shall be treated as the death of an Owner.
In certain instances a designated Beneficiary may be permitted to elect a “stretch” payment option as a means of disbursing death proceeds from a nonqualified annuity. The only method we use for making distribution payments from a nonqualified “stretch” payment option is the required minimum distribution method as set forth in Revenue Ruling 2022-6. The applicable payments are calculated using the Single Life Expectancy Table set forth in Treasury Regulation 1.401(a)(9)-9(b).
The nonqualified policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the policies satisfy all such Code requirements. The provisions contained in the policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.
Taxation of Nonqualified Annuities
The following discussion assumes the Policy qualifies as an annuity Policy for federal income tax purposes.
In General. Code Section 72 governs taxation of annuities in general. We believe that an Owner who is an individual will not be taxed on increases in the value of a Policy until such amounts are Surrendered or distributed. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Policy value as collateral for a loan generally will be treated as a distribution of such portion. You may also be subject to current taxation if You make a gift of a nonqualified Policy without valuable consideration. The taxable portion of a distribution is taxable as ordinary income.
Non-Natural Persons. Pursuant to Section 72(u) of the Code, a nonqualified Policy held by a taxpayer other than a natural person generally will not be treated as an annuity Policy under the Code; accordingly, an Owner who is not a natural person will recognize as ordinary income for a taxable year the excess, if any, of the Policy value over the “investment in the Policy.” There are some exceptions to this rule and a prospective purchaser of the Policy that is not a natural person should discuss these rules with a competent financial professional. A Policy owned by a trust using the grantor's social security number as its taxpayer identification number will be treated as owned by the grantor (natural person) for the purposes of our application of Section 72 of the Code. Consult a financial professional for more information on how this may impact Your Policy.
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Different Individual Owner and Annuitant
If the Owner and Annuitant on the Policy are different individuals, there may be negative tax consequences to the Owner and/or Beneficiaries under the Policy if the Annuitant predeceases the Owner including, but not limited, to the assessment of penalty tax and the loss of certain death benefit distribution options. You may wish to consult Your legal counsel or financial professional if You are considering designating a different individual as the Annuitant on Your Policy to determine the potential tax ramifications of such a designation.
Annuity Starting Date
This section makes reference to the annuity starting date as defined in Section 72 of the Code and the applicable regulations. Generally, the definition of annuity starting date will correspond with the definition of Maturity Date used in Your Policy and the dates will be the same. However, in certain circumstances, Your annuity starting date and Maturity Date will not be the same date. If there is a conflict between the definitions, we will interpret and apply the definitions in order to ensure Your Policy maintains its status as an annuity Policy for federal income tax purposes. You may wish to consult a financial professional for more information on when this issue may arise.
It is possible that at certain advanced Ages a Policy might no longer be treated as an annuity Policy if the Policy has not been Annuitized before that Age or have other tax consequences. You should consult with a financial professional about the tax consequences in such circumstances.
Taxation of Annuity Payments
Although the tax consequences may vary depending on the annuity payment option You select, in general, for nonqualified and certain qualified policies, only a portion of the annuity payments You receive will be includable in Your gross income.
In general, the excludable portion of each annuity payment You receive will be determined as follows:
•
Fixed payments-by dividing the “investment in the Policy” on the annuity starting date by the total expected return under the Policy (determined under Treasury regulations) for the term of the payments. This is the percentage of each annuity payment that is excludable.
•
Variable payments-by dividing the “investment in the Policy” on the annuity starting date by the total number of expected periodic payments. This is the amount of each annuity payment that is excludable.
The remainder of each annuity payment is includable in gross income. Once the “investment in the Policy” has been fully recovered, the full amount of any additional annuity payments is includable in gross income and taxed as ordinary income. The “investment in the Policy” is generally equal to the premiums You pay for the Policy, reduced by any amounts You have previously received from the Policy that are excludible from gross income.
If You select more than one annuity payment option, special rules govern the allocation of the Policy's entire “investment in the Policy” to each such option, for purposes of determining the excludable amount of each payment received under that option. We advise You to consult a competent financial professional as to the potential tax effects of allocating amounts to any particular annuity payment option.
If, after the annuity starting date, annuity payments stop because an Annuitant died, the excess (if any) of the “investment in the Policy” as of the annuity starting date over the aggregate amount of annuity payments received that was excluded from gross income may possibly be allowable as a deduction on Your tax return.
Taxation of Surrenders and Withdrawals - Nonqualified Policies
When You Surrender Your Policy, You are generally taxed on the amount that Your Surrender proceeds exceeds the “investment in the Policy.” The “investment in the Policy” is generally equal to the premiums You pay for the Policy, reduced by any amounts You have previously received from the Policy that are excludible from gross income. Withdrawals are generally treated first as taxable income to the extent of the excess in the Policy value over the “investment in the Policy.” Distributions made under the systematic payout option are treated for tax purposes as withdrawals, not annuity payments. In general, loans, pledges and collateral assignments as security of a loan are taxed in the same manner as withdrawals and Surrenders. You may also be subject to current taxation if You make a gift of a nonqualified Policy without valuable consideration. All taxable amounts received under a Policy are subject to tax at ordinary rather than capital gain tax rates.
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If Your Policy contains an excess interest adjustment feature (also known as a market value adjustment), then Your Policy value immediately before a Policy withdrawal (or transaction taxed like a withdrawal) may have to be increased by any positive excess interest adjustments that result from the transaction. There is, however, no definitive guidance on the proper tax treatment of excess interest adjustments, and You may want to discuss the potential tax consequences of an excess interest adjustment with Your financial professional.
The Code also provides that amounts received from the Policy that are includible in gross income (including the taxable portion of some annuity payments) may be subject to a penalty tax. The amount of the penalty tax is equal to 10% of the amount that is includable in income. Some Surrender withdrawals and other amounts will be exempt from the penalty tax. Amounts received that are not subject to the penalty tax include, among others, any amounts: (1) paid on or after the taxpayer reaches Age 59½; (2) paid after an Owner (or where the Owner is a non-natural person, an Annuitant) dies; (3) paid if the taxpayer becomes disabled (as that term is defined in the Code); (4) paid in a series of substantially equal payments made annually (or more frequently) over the life of the taxpayer or the joint life of the taxpayer and the taxpayer's designated Beneficiary; (5) paid under an immediate annuity; or (6) which come from Premium Payments made prior to August 14, 1982. Regarding the disability exception, because we cannot verify that the Owner is disabled, we will report such withdrawals to the IRS as early withdrawals with no known exception from the penalty tax.
Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. You may wish to consult a financial professional for more information regarding the imposition of penalty tax.
Aggregation
All nonqualified deferred annuity policies that are issued by us (or our affiliates) to the same Owner (policyholder) during the same calendar year are treated as one annuity for purposes of determining the amount includable in the Owner's income when a taxable distribution (other than annuity payments) occurs. If You are considering purchasing multiple policies from us (or our affiliates) during the same calendar year, You may wish to consult with Your financial professional regarding how aggregation will apply to Your policies.
Tax-Free Exchanges of Nonqualified Policies
We may issue the nonqualified Policy in exchange for all or part of another annuity Policy that You own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, Your investment in the Policy immediately after the exchange will generally be the same as that of the annuity Policy exchanged, increased by any additional Premium Payment made as part of the exchange. Your Policy value immediately after the exchange may exceed Your investment in the Policy. That excess may be includable in income should amounts subsequently be withdrawn or distributed from the Policy (e.g., as a withdrawal, Surrender, annuity income payment or death benefit).
If You exchange part of an existing Policy for the Policy, and within 180 days of the exchange You received a payment other than certain annuity payments (e.g., You make a withdrawal) from either Policy, the exchange may not be treated as a tax free exchange. Rather, some or all of the amount exchanged into the Policy could be includible in Your income and subject to a 10% penalty tax.
You should consult Your financial professional in connection with an exchange of all or part of an annuity Policy for the Policy, especially if You may make a withdrawal from either Policy within 180 days after the exchange.
Medicare Tax
Distributions from nonqualified annuity policies are considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals, trusts, and estates whose income exceeds certain threshold amounts. We are required to report distributions made from nonqualified annuity policies as being potentially subject to this tax. While distributions from qualified policies are not subject to the tax, such distributions may be includable in income for purposes of determining whether certain Medicare Tax thresholds have been met. As such, distributions from Your qualified Policy could cause Your other investment income to be subject to the tax. Please consult a financial professional for more information.
Same Sex Relationships
Same sex couples have the right to marry in all states. The parties to each marriage that is valid under the law of any state will each be treated as a spouse as defined in this Policy. Individuals in other arrangements, such as civil unions, registered domestic partnerships, or other similar arrangements, that are treated as spouses under the applicable state law, will each be treated as spouse as defined in this Policy for state law purposes. However, individuals in other arrangements, such as civil unions, registered domestic partnerships,
53

or other similar arrangements, that are not recognized as marriage under the relevant state law, will not be treated as married or as spouses as defined in this Policy for federal tax purposes. Therefore, exercise of the spousal continuation provisions of this Policy or any riders by individuals who do not meet the definition of “spouse” may have adverse tax consequences and/or may not be permissible. Please consult a financial professional for more information on this subject.
Taxation of Death Benefit Proceeds
Amounts may be distributed from the Policy because of Your death or the death of the Annuitant. Generally, such amounts should be includable in the income of the recipient: (1) if distributed in a lump sum, these amounts are taxed in the same manner as a Surrender; (2) if distributed via withdrawals, these amounts are taxed in the same manner as a Surrender; or (3) if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.
Transfers, Assignments or Exchanges of Policies
A transfer of ownership or assignment of a Policy, the designation of an Annuitant or payee or other Beneficiary who is not also the Owner, the exchange of a Policy and certain other transactions, or a change of Annuitant other than the Owner, may result in certain income or gift tax consequences to the Owner that are beyond the scope of this discussion. An Owner contemplating any such transaction or designation should contact a competent financial professional with respect to the potential tax effects.
Charges
It is possible that the IRS may take a position that fees for certain optional benefits (e.g., death benefits other than the Return of Premium death benefit) are deemed to be taxable distributions to You. In particular, the IRS may treat fees associated with certain optional benefits as a taxable withdrawal, which might also be subject to a tax penalty if the withdrawal occurs prior to Age 59½. Although we do not believe that the fees associated with any optional benefit provided under the Policy should be treated as taxable withdrawals, the tax rules associated with these benefits are unclear, and we advise that You consult Your financial professional prior to selecting any optional benefit under the Policy.
Federal Estate, Gift and Generation-Skipping Transfer Taxes
The estate and gift tax unified credit basic exclusion amount is $13.61 million for 2024 and will be indexed for inflation (using the C-CPI-U), for each taxable year through January 1, 2026. The maximum rate is 40%.
There is no guarantee that the transfer tax exemptions and maximum rates will remain the same in the future. The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a competent legal adviser to help ensure that Your estate plan adequately addresses Your needs and that of Your Beneficiaries under all possible scenarios.
Federal Estate Taxes. While no attempt is being made to discuss the Federal estate tax implications of the Policy in detail, a purchaser should keep in mind that the value of an annuity Policy owned by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity Policy, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary. Consult an estate planning adviser for more information.
Generation-Skipping Transfer Tax. Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from Your Policy, or from any applicable payment, and pay it directly to the IRS.
Qualified Policies
The qualified Policy is designed for use with several types of tax-qualified retirement plans which are briefly described below. The tax rules applicable to participants and Beneficiaries in tax-qualified retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to Age 59½ (subject to certain exceptions), distributions that do not conform to specified commencement and minimum distribution rules, and in other specified circumstances. The distribution rules under Section 72(s) of the Code do not apply to annuities provided under a plan described in Sections 401(a), 403(a), 403(b), 408 or 408A of the Code, but other similar rules may. Some retirement plans are subject to distribution and other requirements that are not incorporated into the policies or our Policy administration procedures. Owners, employers, participants, and Beneficiaries are responsible for determining that contributions, distributions, and other transactions with respect to the policies comply with applicable law.
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Distribution Requirements. Under Section 401(a) and/or Section 401(k) Contracts, the underlying tax-qualified plan may require payment of the death benefit in the form of a “qualified pre-retirement survivor annuity” or other payment method.
The information below generally applies to Owners who die after 2019. Post-death required distribution requirements are complex and frequently unclear. Please consult with Your financial professional for information relating to required post-death distributions for an Owner who died prior to 2020 or for information specific to Your own unique situation.
Upon a Owner’s death, if the Owner does not have a Beneficiary who is an individual, the Owner’s entire interest in the contract must generally be (1) distributed by the end of the calendar year ending five years after the date of death if the Owner died before the Owner was required to receive distributions under the contract or (2) at least as rapidly as the method being used as of the date of the Owner’s death if the Owner died after the Owner was required to begin receiving distributions under the contract. An exception may apply if the Beneficiary is a trust, and all of the trust Beneficiaries are individuals. If the Owner has a Beneficiary, who is an individual, but is not an eligible designated Beneficiary, the Owner’s entire interest in the contract must generally be distributed by the end of the calendar year ending ten years after the date of death.
If the Owner has a Beneficiary who is an eligible designated Beneficiary, the eligible designated Beneficiary may choose to receive the Owner’s interest under the contract either:
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by the end of the calendar year ending ten years after the date of death
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as an annuity over the life of the eligible designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within by the end of the calendar year following the calendar year of the Owner’s death.
An eligible designated Beneficiary is a Beneficiary who, meets any of the following criteria as of the date of the Owner’s death:
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is the Owner’s spouse
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the Owner’s child who has not reached the age of majority, but any remaining interest must be distributed within 10 years of when the child reaches the age of majority
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is disabled within the meaning of IRC section 72(m)(7)
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is chronically ill individual within the meaning of section 7702B(c)(2)
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is not more than 10 years younger than the Owner.
If the Beneficiary is the Owner’s spouse, distributions are not required to be made until the April 1st after the end of the calendar year in which the Owner would have attained age 72 if the spouse dies before distributions begin, the rules discussed above will apply as if the spouse were the Owner. If a spouse is the surviving Beneficiary, the spouse may elect to maintain an investment in the contract to the extent permitted by the Owner’s retirement arrangement.
Traditional Individual Retirement Annuities. In order to qualify as a traditional individual retirement annuity under Section 408(b) of the Code, a Policy must satisfy certain conditions: (i) the Owner must be the Annuitant; (ii) the Policy generally is not transferable by the Owner, e.g., the Owner may not designate a new Owner, designate a contingent Owner or assign the Policy as collateral security; (iii) subject to special rules, the total Premium Payments for any calendar year may not exceed the amount specified in the Code for the year, except in the case of a rollover amount or contribution under Section 402(c), 402(e)(6), 403(a)(4), 403(b)(8), 403(b)(10), 408(d)(3) or 457(e)(16) of the Code; (iv) annuity payments or Surrenders according to the requirements in the IRS regulations (minimum required distributions) must begin no later than April 1 of the calendar year following the calendar year in which the Owner/participant attains Age 73 (age 72 if the Owner/participant attained age 72 before 1/1/2023, or Age 70½ if the Owner/participant attained 70 ½ before 1/1/2020); (v) an annuity payment option with a period certain that will guarantee annuity payments beyond the life expectancy of the Annuitant and the Beneficiary may not be selected; (vi) certain payments of death benefits must be made in the event the Annuitant dies prior to the distribution of the Policy value; (vii) the entire interest of the Owner is non-forfeitable; and (viii) the premiums must not be fixed. Policies intended to qualify as traditional individual retirement annuities under Section 408(b) of the Code contain such provisions. Amounts in the individual retirement annuity (other than nondeductible contributions) generally are taxed only when distributed from the annuity. Distributions prior to Age 59½ (unless certain exceptions apply) are subject to a 10% penalty tax.
SIMPLE and SEP IRAs are types of IRAs that allow employers to contribute to IRAs on behalf of their employees. SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a specified percentage of compensation. The sponsoring employer is required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions. Subject to certain exceptions, distributions prior to Age 59½ are subject to a 10 percent penalty tax, which is increased to 25 percent if the distribution occurs within the first two years after the commencement of the employee's participation in
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the plan. SEP IRAs permit employers to make contributions to IRAs on behalf of their employees, up to a specified dollar amount for the year and subject to certain eligibility requirements as provided by Section 408(k) of the Code. Distributions from SEP IRAs are subject to the same rules that apply to IRA distributions and are taxed as ordinary income.
The IRS has not reviewed this Policy for qualification as a traditional IRA, SIMPLE IRA or SEP IRA, and has not addressed in a ruling of general applicability whether any death benefits available under the Policy comport with qualification requirements.
Roth Individual Retirement Annuities (Roth IRA). The Roth IRA, under Section 408A of the Code, contains many of the same provisions as a traditional IRA. However, there are some differences. First, the contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA, a traditional IRA or other allowed qualified plan. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax. The ability to make cash contributions to Roth IRAs is available to individuals with earned income and whose modified adjusted gross income is under a specified dollar amount for the year. Subject to special rules, the amount per individual that may be contributed to all IRAs (Roth and traditional) is an amount specified in the Code for the year. Secondly, the distributions are taxed differently. The Roth IRA offers tax-free distributions when made 5 tax years after the first contribution to any Roth IRA of the individual and made after one of the following: attaining Age 59½, to pay for qualified first time home buyer expenses (lifetime maximum of $10,000), or due to death or disability. All other distributions are subject to income tax when made from earnings and may be subject to a penalty tax unless an exception applies. Please note that specific tax ordering rules apply to Roth IRA distributions. Unlike the traditional IRA, there are no minimum required distributions during the Owner's lifetime; however, minimum required distributions at death are generally the same as for traditional IRAs.
The IRS has not reviewed this Policy for qualification as a ROTH IRA, and has not addressed in a ruling of general applicability whether any death benefits available under the Policy comport with qualification requirements.
Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase policies for their employees are generally excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to Federal Insurance Contributions Act (FICA or Social Security) taxes. The Policy includes a death benefit that in some cases may exceed the greater of the Premium Payments or the Policy value. Additionally, in accordance with the requirements of the Code, Section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions, and (iii) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989, unless certain events have occurred. Specifically, distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of Age 59½, severance from employment, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship. These rules may prevent the payment of guaranteed withdrawals under a guaranteed lifetime withdrawal benefit prior to Age 59½. For policies issued after 2008, amounts attributable to non-elective contributions may be subject to distribution restrictions specified in the employer's section 403(b) plan. Employers using the Policy in connection with Section 403(b) plans may wish to consult with their financial professional.
Pursuant to tax regulations, we generally are required to confirm, with Your 403(b) plan sponsor or otherwise, that Surrenders, loans or transfers You request from a 403(b) Policy comply with applicable tax requirements before we process Your request. We will defer such payments You request until all information required under the tax law has been received. By requesting a Surrender or transfer, You consent to the sharing of confidential information about You, the Policy, and transactions under the Policy and any other 403(b) policies or accounts You have under the 403(b) plan among us, Your employer or plan sponsor, any plan administrator or record keeper, and other product providers.
Pension and Profit-Sharing Plans. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees and self-employed individuals to establish qualified plans for themselves and their employees. Such retirement plans may permit the purchase of the policies to accumulate retirement savings. Adverse tax consequences to the plan, the participant or both may result if the Policy is assigned or transferred to any individual as a means to provide benefit payments. Contributions to and distributions from such plans are limited by the Code and may be subject to penalties.
Deferred Compensation Plans. Section 457(b) of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans established and maintained by state and local governments (and their agencies and instrumentalities) and tax exempt organizations. Under such plans a participant may be able to specify the form of investment in which his or her participation will be made. For non-governmental Section 457(b) plans, all such investments, however, are typically owned by, and are subject to, the claims of the general creditors of the sponsoring employer. Depending on the terms of the particular plan, a non-government employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457(b) plan obligations. In general, all amounts received under a non-governmental Section 457 plan are taxable in the year paid (or in the year paid or made available in the case of a non-governmental 457(b) plan). Distributions from non-governmental 457(b) plans are subject to federal income tax withholding as wages, distributions from governmental 457(b) plans are subject to withholding as “eligible rollover distributions” as described in the section entitled Withholding below. Contributions to and distributions from such plans are
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limited by the Code and may be subject to penalties. Deferred compensation plans of governments and tax-exempt entities that do not meet the requirements of Section 457(b) are taxed under Section 457(f), which means compensation deferred under the plan is included in gross income in the first year in which the compensation is not subject to substantial risk of forfeiture.
Ineligible Owners-Qualified
We currently will not issue new policies to/or for the following plans: 403(a), 403(b), 412(i)/412(e)(3), 419, 457 (we will in certain limited circumstances accept 457(f) plans), employee stock ownership plans, Keogh/H.R.-10 plans and any other types of plans at our sole discretion.
Taxation of Surrenders and Withdrawals - Qualified Policies
In the case of a withdrawal under a qualified Policy (other than from a deferred compensation plan under Section 457 of the Code), a pro rata portion of the amount You receive is taxable, generally based on the ratio of Your “investment in the Policy” to Your total account balance or accrued benefit under the retirement plan. Your “investment in the Policy” generally equals the amount of any non-deductible Premium Payments made by You or on Your behalf. If You do not have any non-deductible Premium Payments, Your investment in the Policy will be treated as zero.
In addition, a penalty tax may be assessed on amounts withdrawn from the Policy prior to the date You reach Age 59½, unless You meet one of the exceptions to this rule which are similar to the penalty exceptions for distributions from nonqualified policies discussed above. However, the exceptions applicable for qualified policies differ from those provided to nonqualified policies. You may wish to consult a financial professional for more information regarding the application of these exceptions to Your circumstances. You may also be required to begin taking minimum distributions from the Policy by a certain date. The terms of the plan may limit the rights otherwise available to You under the Policy.
Qualified Plan Required Distributions
For qualified plans under Section 401(a), 403(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the Owner (or plan participant) (i) reaches Age 73 (age 72 if the Owner/participant attained age 72 before 1/1/2023, or 70½ if the Owner/participant attained Age 70½ prior to 1/1/2020) or (ii) retires, and must be made in a specified form or manner. If a participant is a “5 percent Owner” (as defined in the Code), or in the case of an IRA (other than a Roth IRA which is not subject to the lifetime required minimum distribution rules), distributions generally must begin no later than April 1 of the year following the calendar year in which the Owner (or plan participant) reaches 73 (age 72 if the Owner/participant attained age 72 before 1/1/2023, or if the Owner/participant attained Age 70½ prior to 1/1/2020). The actuarial present value of death and/or living benefit options and riders elected may need to be taken into account in calculating required minimum distributions. Please consult with Your financial professional to learn more about an optional living or death benefit prior to purchase.
Each Owner is responsible for requesting distributions under the Policy that satisfy applicable tax rules. We do not attempt to provide more than general information about the use of the Policy with the various types of retirement plans. Purchasers of policies for use with any retirement plan should consult their legal counsel and financial professional regarding the suitability of the Policy.
The Code generally requires that interest in a qualified Policy be non-forfeitable. If Your Policy contains a bonus rider with a recapture, forfeiture, or “vesting” feature, it may not be consistent with those requirements. Consult a financial professional before purchasing a bonus rider as part of a qualified Policy.
You should consult Your legal counsel or financial professional if You are considering purchasing an enhanced death benefit or other optional rider, or if You are considering purchasing a Policy for use with any qualified retirement plan or arrangement.
Optional Living Benefits
For policies with a guaranteed lifetime withdrawal benefit or a guaranteed maximum accumulation benefit the application of certain tax rules, particularly those rules relating to distributions from Your Policy, are not entirely clear. The tax rules for qualified policies may impact the value of these optional benefits. Additionally, the actions of the qualified plan as Policy holder may cause the qualified plan participant to lose the benefit of the guaranteed lifetime withdrawal benefit. In view of this uncertainty, You should consult a financial professional before purchasing this Policy as a qualified Policy.
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Withholding
The portion of any distribution under a Policy that is includable in gross income will be subject to federal income tax withholding unless the recipient of such distribution elects not to have federal income tax withheld. Election forms will be provided at the time distributions are requested or made. The amount of withholding varies according to the type of distribution. The withholding rates applicable to the taxable portion of periodic payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. A 10% withholding rate applies to the taxable portion of non-periodic payments. Regardless of whether You elect not to have federal income tax withheld, You are still liable for payment of federal income tax on the taxable portion of the payment. For qualified policies taxable, “eligible rollover distributions” from Section 401(a) plans, Section 403(a) annuities, Section 403(b) tax-sheltered annuities, and governmental 457 plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution from such a plan, other than specified distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee's spouse or former spouse as Beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or 403(b) tax-sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse Beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.
Annuity Purchases by Residents of Puerto Rico
The IRS has announced that income received by residents of Puerto Rico under life insurance or annuity policies issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.
Annuity Policies Purchased by Non-resident Aliens and Foreign Corporations
The discussion above provided general information (but not tax advice) regarding U.S. federal income tax consequences to annuity Owners that are U.S. persons. Taxable distributions made to Owners who are not U.S. persons will generally be subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. In addition, distributions may be subject to state and/or municipal taxes and taxes that may be imposed by the Owner's country of citizenship or residence. Prospective foreign Owners are advised to consult with a qualified financial professional regarding U.S., state, and foreign taxation for any annuity Policy purchase.
Foreign Account Tax Compliance Act (“FATCA”)
If the payee of a distribution from the Policy is a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Code as amended by the Foreign Account Tax Compliance Act (“FATCA” ), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any Beneficial Owner of the Policy or the distribution. The rules relating to FATCA are complex, and a financial professional should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the Policy.
Possible Tax Law Changes
Although the likelihood and nature of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation, regulation, or otherwise. You should consult a financial professional with respect to legal or regulatory developments and their effect on the Policy.
We have the right to modify the Policy to meet the requirements of any applicable laws or regulations, including legislative changes that could otherwise diminish the favorable tax treatment that annuity Owners currently receive.
OTHER INFORMATION
Variations in Policy Provisions
Certain provisions of the policies may vary from the descriptions in this prospectus in order to comply with different state laws. See Your Policy for variations, since any such state variations will be included in Your Policy or in riders or endorsements attached to Your Policy.
The Fixed Account is not available in all states. If Your Policy was issued in Washington, Oregon, New Jersey or Massachusetts, You may not direct or transfer any money to the Fixed Account.
For general information concerning Policy WL18 please see Appendix C in addition to Your Policy.
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Sending Forms and Transaction Requests in Good Order
We cannot process Your requests for transactions relating to the Policy until they are received in good order. “Good order” means the actual receipt of the instructions relating to the requested transaction in writing (or, when appropriate, by telephone or electronically), along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes, to the extent applicable to the transaction: Your completed application; the Policy number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Subaccounts affected by the requested transaction; the dated signatures of all Owners (exactly as registered on the Policy) if necessary; Social Security Number or Taxpayer I.D.; and any other information or supporting documentation that we may require, including any spousal or joint Owner's consents. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether a particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.
“Received” or receipt in good order generally means that everything necessary must be received by us, at our Administrative Office specified in the Glossary of Terms. We reserve the right to reject electronic transactions that do not meet our requirements.
Regulatory Modifications to Policy
We reserve the right to amend the Policy or any riders attached thereto as necessary to comply with specific direction provided by state or federal regulators, through change of law, rule, regulation, bulletin, regulatory directives or agreements.
Anti-Money Laundering (AML) and Sanctions
The Company and the Separate Account are subject to laws and regulations designed to combat money laundering and terrorist financing. The Company, on its own behalf and on behalf of the Separate Account, has implemented and operates an anti-money laundering (“AML”) program. The Company shall not be held liable for any losses that an Owner, Annuitant, or beneficiary may incur as a result of actions taken to prevent suspected violations of AML laws, rules, and regulations.
The Company and the Separate Account are subject to the provisions of various sanctions programs administered and enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”). These programs prohibit financial institutions from doing business with certain identified enemies of the United States as set forth in various lists maintained by OFAC. Depending on the program under which a transaction falls, financial institutions must either (i) reject and report the transaction, or (ii) block the transaction, place the funds or assets in a separate blocked transaction account, and report the matter to OFAC. In order to comply with OFAC requirements, the Company reviews applicants, Owners, and Annuitants against the OFAC list and stops processing and rejects any transaction from an individual or entity who is listed on the OFAC list. The Company only accepts premium payments that are not subject to sanctions and in United States currency.
If an Owner or Annuitant is subject to sanctions, the Company is required to block access to an Owner’s Policy and thereby refuse to pay any request for partial withdrawals, surrenders, or other distributions until permitted by OFAC. Further, if additional premium payments are received, we are required under applicable U.S. laws and regulations to place such funds in the blocked account as well. In addition, the Company may be required to block a beneficiary’s request for payment of death benefit proceeds. Blocking access may include transferring Cash Value and death benefit proceeds to the Fixed Account or money market subaccount until permitted by OFAC. The Company shall not be held liable for any losses that an Owner, Annuitant, or beneficiary may incur as a result of sanctions.
Mixed and Shared Funding
The Underlying Fund Portfolios may serve as investment vehicles for variable life insurance policies, variable annuity policies and retirement plans (“mixed funding”) and shares of the Underlying Fund Portfolios also may be sold to Separate Accounts of other insurance companies (“shared funding”). While we currently do not foresee any disadvantages to Owners and participants arising from either mixed or shared funding, it is possible that the interests of Owners of various policies and/or participants in various plans for which the Underlying Fund Portfolios serve as investments might at some time be in conflict. We and each Underlying Fund Portfolio’s Board of Directors intend to monitor events in order to identify any material conflicts and to determine what action, if any, to take. Such action could include the sale of Underlying Fund Portfolio shares by one or more of the Separate Accounts, which could have adverse consequences. Such action could also include a decision that separate funds should be established for variable life and variable annuity Separate Accounts. In such an event, we would bear the attendant expenses, but Owners and plan participants would no longer have the economies of scale resulting from a larger combined fund. Please read the prospectuses for the Underlying Fund Portfolios, which discuss the Underlying Fund Portfolios’ risks regarding mixed and shared funding, as applicable.
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Abandoned or Unclaimed Property
Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance policies) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that You keep Your contact and other information on file with us up to date, including the names, contact information and identifying information for Owners, insureds, Annuitants, Beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us.
Legal Proceedings
We, like other life insurance companies, are subject to regulatory and legal proceedings in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the Separate Account, on TCI's ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Policy.
Distribution of the Policies
Distribution and Principal Underwriting Agreement. We have entered into a principal underwriting agreement with our affiliate, Transamerica Capital, Inc. (TCI), for the distribution and sale of the policies. We pay commissions to TCI which are passed through to selling firms. (See below). We also pay TCI an “override” that is a percentage of total commissions paid on sales of our policies which is not passed through to the selling firms and we may reimburse TCI for certain expenses it incurs in order to pay for the distribution of the policies. TCI may market the policies through bank affiliated firms, national brokerage firms, regional and independent broker-dealers and independent financial planners.
We have discontinued new sales of the policies. You may, however, continue to make Premium Payments to fund Your Policy pursuant to its terms, and exercise all other rights and options under Your Policy - such as reallocating Your Policy value among investment choices, making Surrenders and full Surrenders, and making changes of ownership of Your Policy.
Compensation to Broker-Dealers Who Sold the Policies. The policies have been offered to the public through broker-dealers (“selling firms”) that are licensed under the federal securities laws; the selling firm and/or its affiliates are also licensed under state insurance laws. The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the policies. We pay ongoing commissions through TCI to the selling firms for their past sales of the policies.
The selling firms were paid commissions for the promotion and sale of the policies according to one or more schedules. The amount and timing of commissions varies depending on the selling agreement, but the maximum commission is 7.7% of Premium Payment (additional amounts may be paid as overrides to wholesalers).
To the extent permitted by Financial Industry Regulatory Authority (FINRA) rules, the Company, TCI, Transamerica Financial Advisors, Inc. (TFA) and other affiliated parties may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursement to some, but not all, selling firms and their sales representatives. These arrangements are described further below.
The sales representative who sold You the Policy may receive a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its registered representative and the firm's internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask Your sales representative for further information about the compensation Your sales representative, and the selling firm that employs Your sales representative, may continue to receive in connection with Your Policy. Also inquire about any ongoing compensation arrangements that we and our affiliates may have with the selling firm, including the conflicts of interests that such arrangements may create.
You should be aware that a selling firm or its sales representatives may have received different compensation or incentives for selling one product over another. In some cases, these differences may have created an incentive for the selling firm or its sales representatives to have recommended or sold this Policy to You.
Special Compensation Paid to Affiliated Firms. We and/or our affiliates may provide paid-in capital to TCI. We and/or our affiliates also provide TCI with a percentage of total commissions paid on sales of our policies and provide TCI with capital payments that are not contingent on sales.
The Company’s main distribution channel is TFA, an affiliate, who sell the Company’s products.
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The Company covers the cost of TFA’s various facilities, third-party services and internal administrative functions, including employee salaries, sales representative training and computer systems that are provided directly to TFA. These facilities and services are necessary for TFA’s administration and operation, and the Company is compensated by TFA for these expenses based on TFA’s usage. In addition, the Company and other affiliates pay for certain sales expenses of TFA, including the costs of preparing and producing prospectuses and other documents for the Policy that are distributed to current Owners of the Policy.
TFA pays its branch managers a portion of the commissions received from the Company for the sale of the policies. Sales representatives receive a portion of the commissions for their sales of policies in accordance with TFA’s internal compensation programs.
Sales representatives and their managers at TFA may receive, directly or indirectly, additional cash benefits and non-cash compensation or reimbursements from us or our affiliates. Additional compensation or reimbursement arrangements may include payments in connection with TFA's conferences or seminars, sales or training programs for invited selling representatives and other employees, seminars for the public, trips (such as travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, and payments, loans, loan guaranties, or loan forgiveness to assist a firm or a representative in connection with systems, operating, marketing and other business expenses. The amounts may be significant and may provide us with increased access to the sales representatives.
In addition, TFA’s managers and/or sales representatives who meet certain productivity standards may be eligible for additional compensation. Sales of the policies by affiliated selling firms may help sales representatives and/or their managers qualify for certain cash and non-cash benefits, and may provide such persons with special incentive to sell our policies. For example, TFA’s registered representatives, general agents, marketing directors and supervisors may be eligible to participate in a voluntary stock purchase plan that permits participants to purchase stock of Aegon Ltd. (the Company’s ultimate parent) by allocating a portion of the commissions they earn to purchase such shares. A portion of the contributions of commissions by TFA’s representatives may be matched by TFA.
TFA’s registered representatives may also be eligible to participate in a stock option and award plan. Registered representatives who meet certain production goals will be issued options on the stock of Aegon Ltd.
Additional Compensation that We, TCI and/or our Affiliates Pay to Selected Selling Firms. We may continue to pay certain selling firms additional cash amounts in order to receive enhanced marketing services and increased access to their sales representatives. These special compensation arrangements are not offered to all selling firms, and the terms of such arrangements may differ between selling firms.
During 2023, in general, payments calculated as a percentage of sales ranged from 10 basis point (0.1%) to 50 basis points (0.50%), payments calculated as a percentage of assets under management ranged from 2 basis points (0.02%) to 15 basis points (0.15%), and flat annual fees ranged from $5,000.00 to $500,000.00 (calculated after revenue sharing offsets for sales), which included at times payments for a series of meetings and/or events of other broker-dealers and banks.
As of December 31, 2023, TCI had revenue sharing agreements with more than 75 broker dealers and other financial intermediaries including, without limitation:
Ameriprise Financial Services, Inc.; Advisor Group, Inc./Osaic Wealth, Inc. (FSC Securities, Royal Alliance, SagePoint, Questar, Woodbury Financial Services, Securities America, Triad, American Portfolios, and Infinex Investments, Inc.) ; Atria Wealth Solutions, Inc. (Cadaret Grant & Co., CUSO Financial, Next Financial, Sorrento, and Western International Securities, Inc.); Avantax Investment Services, Inc.; Cabot Lodge Securities, LLC; Cambridge Investment Research; Centaurus Financial, Inc.; Cetera Financial Group, Inc. (Cetera Advisors, LLC, Cetera Advisor Networks, LLC, Cetera Financial Specialists, LLC, Cetera Investment Services, LLC, First Allied, Summit Brokerage Services, Inc.); Charles Schwab; Citigroup Global Markets, Inc.; Citizens Securities Inc.; Commonwealth Financial Network; D.A. Davidson & Co., Inc.; Edward Jones; Equitable Advisors, LLC; Equity Services, Inc.; Financial Data Services, Inc.; GWFS Equities Inc.; Geneos Wealth Management; Great West Financial; Hantz Financial Services, Inc.; Independent Financial Group, LLC; Janney Montgomery Scott; J.P. Morgan Securities LLC; Kestra Investment Services; LPL Financial Corp.; Logan Group Securities; Merrill Lynch; Morgan Stanley Smith Barney; MML Investors Services; Mutual of Omaha Investor Services Inc.; National Financial Services, Inc.; OneAmerica Securities Inc.; Oppenheimer & Co.; Park Avenue Securities; Pershing LLC; Principal Connectivity; PNC Investments; Pursche Kaplan Sterling; Securian Financial Services Inc.; Raymond James and Associates, Inc.; Raymond James Financial Services, Inc.; RBC Wealth Management; Stifel Nicolaus & Company Inc.; TD Ameritrade; UBS Financial Services, Inc.; United Planners Financial Services of America; US Bancorp Investments, Inc.; Voya Financial Advisors, Inc.; Wells Fargo Advisors, LLC; and World Equity Group Inc.
For the calendar year ended December 31, 2023, TCI paid approximately $33.4 million to these brokers and other financial intermediaries in connection with revenue sharing arrangements. TCI expects to have revenue sharing arrangements with a number of brokers and other financial intermediaries in 2024, including some or all of the foregoing brokers and financial intermediaries, among others, on terms similar to those discussed above.
61

No specific charge is assessed directly to Owners or the Separate Account to cover commissions, non-cash compensation, and other incentives or payments described above. We do intend to recoup commissions and other sales expenses and incentives we pay, however, through fees and charges deducted under the Policy and other corporate revenue.
62

APPENDIX
PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY
The following is a list of current Portfolio Companies available under the Policy, which are subject to change as discussed in this prospectus.
Certain Subaccounts may not be available in all states, at all times or through all financial intermediaries. We may discontinue offering any Subaccount at any time. In some cases, a Subaccount not available through a financial intermediary may be obtained by contacting us directly. For more information on the options available for electing a Subaccount, please contact Your financial intermediary or our Administrative Office.
More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at http://dfinview.com/Transamerica/TAHD/89358R580?site=VAVUL. You can also request this information at no cost by calling our Administrative Office at (800)851-9777.
The current expenses and performance below reflects fee and expenses of the Portfolio Companies, but do not reflect the other fees and expenses that Your Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio Company’s past performance is not necessarily an indication of future performance.
Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser (1)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 year	5 years	10 years
Investment Objective: Seeks to provide investment results that correspond generally to the total return of the high yield market, consistent with maintaining reasonable liquidity.	ProFund Access VP High Yield Advised by: ProFund Advisors LLC	1.72%	10.43%	2.74%	2.91%
Investment Objective: Seeks investment results, before fees and expenses, that track the performance of the ProFunds Asia 30 Index (the “Index”).	ProFund VP Asia 30 Advised by: ProFund Advisors LLC	1.83%	4.32%	1.92%	0.66%
Investment Objective: Seeks investment results, before fees and expenses, that track the performance of the S&P 500® (the “Index”).	ProFund VP Bull Advised by: ProFund Advisors LLC	1.75%	23.74%	13.41%	9.84%
Investment Objective: Seeks investment results, before fees and expenses, that track the performance of the S&P Communication Services Select Sector Index (the “Index”).	ProFund VP Communication Services(2) Advised by: ProFund Advisors LLC	1.77%	31.82%	7.80%	4.15%
Investment Objective: Seeks investment results, before fees and expenses, that track the performance of the S&P Consumer Discretionary Select Sector Index (the “Index”).	ProFund VP Consumer Discretionary(3) Advised by: ProFund Advisors LLC	1.77%	32.05%	9.78%	8.82%
Investment Objective: Seeks investment results, before fees and expenses, that track the performance of S&P Emerging 50 ADR Index (USD) (the “Index”).	ProFund VP Emerging Markets Advised by: ProFund Advisors LLC	1.81%	15.31%	4.52%	2.24%
Investment Objective: ProFund VP Oil & Gas (the “Fund”) Seeks investment results, before fees and expenses, that track the performance of the S&P Energy Select Sector Index (the “Index”).	ProFund VP Energy(4) Advised by: ProFund Advisors LLC	1.75%	-2.49%	10.93%	0.96%
Investment Objective: Seeks investment results, before fees and expenses, that track the performance of the ProFunds Europe 30 Index (the “Index”).	ProFund VP Europe 30 Advised by: ProFund Advisors LLC	1.77%	17.47%	7.60%	2.67%
Investment Objective: ProFund VP Falling U.S. Dollar (the “Fund”) Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the basket of non-U.S. currencies included in the ICE® U.S. Dollar Index® (the “Index”)	ProFund VP Falling U.S. Dollar Advised by: ProFund Advisors LLC	2.97%	3.25%	-2.38%	-3.97%
63

PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY — (Continued)
Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser (1)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 year	5 years	10 years
Investment Objective: ProFund VP Financials (the “Fund”) Seeks investment results, before fees and expenses, that track the performance of the S&P Financial Select Sector Index (the “Index”).	ProFund VP Financials Advised by: ProFund Advisors LLC	1.75%	13.88%	9.98%	8.13%
Investment Objective: Seeks a high level of current income consistent with liquidity and preservation of capital.	ProFund VP Government Money Market(5) Advised by: ProFund Advisors LLC	1.77%	4.15%	1.19%	0.64%
Investment Objective: Seeks investment results, before fees and expenses, that track the performance of the MSCI EAFE Index (the “Index”).	ProFund VP International Advised by: ProFund Advisors LLC	1.71%	15.55%	5.62%	1.71%
Investment Objective: Seeks investment results, before fees and expenses, that track the performance of the Nikkei 225 Stock Average (the “Index”).	ProFund VP Japan Advised by: ProFund Advisors LLC	1.73%	34.51%	11.86%	7.23%
Investment Objective: Seeks investment results, before fees and expenses, that track the performance of the S&P Materials Select Sector Index (the “Index”).	ProFund VP Materials(6) Advised by: ProFund Advisors LLC	1.77%	12.38%	11.96%	6.33%
Investment Objective: Seeks investment results, before fees and expenses, that track the performance of the S&P MidCap 400® Index (the “Index”).	ProFund VP Mid-Cap Advised by: ProFund Advisors LLC	1.74%	13.83%	10.12%	6.88%
Investment Objective: Seeks investment results, before fees and expenses, that track the performance of the NASDAQ-100® Index (the “Index”).	ProFund VP NASDAQ-100 Advised by: ProFund Advisors LLC	1.76%	52.17%	20.09%	15.51%
Investment Objective: Seeks investment results, before fees and expenses, that track the performance of the S&P Pharmaceuticals Select Industry Index (the “Index”).	ProFund VP Pharmaceuticals Advised by: ProFund Advisors LLC	1.77%	-5.49%	4.83%	4.63%
Investment Objective: Seeks investment results, before fees and expenses, that track the performance of the Dow Jones Precious MetalsSM Index (the “Index”).	ProFund VP Precious Metals Advised by: ProFund Advisors LLC	1.76%	1.48%	8.30%	0.78%
Investment Objective: Seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the S&P Emerging 50 ADR® Index (USD) (the “Index”).	ProFund VP Short Emerging Markets Advised by: ProFund Advisors LLC	1.75%	-11.78%	-11.01%	-8.51%
Investment Objective: Seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the MSCI EAFE Index (the “Index”).	ProFund VP Short International Advised by: ProFund Advisors LLC	1.72%	-10.29%	-9.74%	-6.49%
Investment Objective: ProFund VP NASDAQ-100 (the “Fund”) Seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of daily performance of the NASDAQ-100® Index (the “Index”).	ProFund VP Short NASDAQ-100 Advised by: ProFund Advisors LLC	1.78%	-32.40%	-22.40%	-18.53%
Investment Objective: Seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Russell 2000® Index (the “Index”).	ProFund VP Short Small-Cap Advised by: ProFund Advisors LLC	1.81%	-10.88%	-14.46%	-11.16%
Investment Objective: Seeks investment results, before fees and expenses, that track the performance of the Russell 2000® Index (the “Index”).	ProFund VP Small-Cap Advised by: ProFund Advisors LLC	1.87%	14.91%	7.96%	5.15%
64

PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY — (Continued)
Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser (1)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 year	5 years	10 years
Investment Objective: Seeks investment results, before fees and expenses, that track the performance of the S&P SmallCap 600® Value Index (the “Index”).	ProFund VP Small-Cap Value Advised by: ProFund Advisors LLC	1.78%	12.94%	9.51%	6.36%
Investment Objective: Seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Russell 2000® Index (the “Index”).	ProFund VP UltraSmall-Cap Advised by: ProFund Advisors LLC	1.90%	22.43%	7.83%	5.49%
Investment Objective: Seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (1.25x) the daily performance of the most recently issued 30-Year U.S. Treasury Bond (the “Long Bond”).	ProFund VP U.S. Government Plus Advised by: ProFund Advisors LLC	1.48%	0.04%	-5.04%	0.27%
Investment Objective: Seeks investment results, before fees and expenses, that track the performance of the S&P Utilities Select Sector Index (the “Index”).	ProFund VP Utilities Advised by: ProFund Advisors LLC	1.78%	-8.59%	4.76%	6.89%
Investment Objective: Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Transamerica Aegon Bond VP – Service Class(7) Sub-Advised by: Pacific Investment Management Company LLC	0.78%	6.18%	0.73%	1.44%
Investment Objective: Seeks total return, consisting of current income and capital appreciation.	Transamerica Aegon Core Bond VP - Service Class(8) Sub-Advised by: J.P. Morgan Investment Management Inc.	0.75%	5.78%	1.06%	1.60%
Investment Objective: Seeks a high level of current income by investing in high-yield debt securities.	Transamerica Aegon High Yield Bond VP - Service Class Sub-Advised by: Aegon USA Investment Management, LLC	0.90%	10.87%	4.47%	4.00%
Investment Objective: Seeks total return gained from the combination of dividend yield, growth of dividends and capital appreciation.	Transamerica Aegon Sustainable Equity Income VP - Service Class Sub-Advised by: Aegon Asset Management UK plc (“AAM”)	0.98%	6.00%	5.44%	5.13%
Investment Objective: Seeks to provide as high a level of total return as is consistent with prudent investment strategies.	Transamerica Aegon U.S. Government Securities VP - Service Class Sub-Advised by: Aegon USA Investment Management, LLC	0.83%	4.00%	0.51%	1.04%
Investment Objective: Seeks as high a level of current income as in consistent with preservation of capital and liquidity.	Transamerica BlackRock Government Money Market VP - Service Class(5) Sub-Advised by: BlackRock Investment Management, LLC	0.54%	4.66%	1.58%	0.87%
Investment Objective: Seeks current income and preservation of capital.	Transamerica BlackRock iShares Active Asset Allocation - Conservative VP - Service Class Sub-Advised by: BlackRock Investment Management, LLC	0.92%	9.96%	3.16%	2.79%
Investment Objective: Seeks capital appreciation with current income as secondary objective.	Transamerica BlackRock iShares Active Asset Allocation - Moderate Growth VP - Service Class Sub-Advised by: BlackRock Investment Management, LLC	0.91%	17.62%	2.43%	2.30%
65

PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY — (Continued)
Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser (1)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 year	5 years	10 years
Investment Objective: Seeks capital appreciation and current income.	Transamerica BlackRock iShares Edge 40 VP - Service Class Sub-Advised by: BlackRock Investment Management, LLC	0.71%	9.07%	4.46%	3.37%
Investment Objective: Seeks a combination of capital appreciation and income.	Transamerica BlackRock iShares Tactical - Balanced VP - Service Class Sub-Advised by: Pacific Investment Management Company LLC	0.89%	10.66%	4.27%	3.59%
Investment Objective:. Seeks a combination of capital appreciation and income.	Transamerica BlackRock iShares Tactical - Conservative VP - Service Class Sub-Advised by: Pacific Investment Management Company LLC	0.92%	7.24%	3.61%	3.40%
Investment Objective: Seeks a combination of capital appreciation and income.	Transamerica BlackRock iShares Tactical - Growth VP - Service Class Sub-Advised by: Pacific Investment Management Company LLC	0.93%	13.94%	6.23%	4.44%
Investment Objective: Seeks to maximize total return.	Transamerica BlackRock Real Estate Securities VP - Service Class(9) Sub-Advised by: BlackRock Investment Management, LLC	1.15%	13.15%	4.85%	3.59%
Investment Objective: Seeks capital appreciation with current income as secondary objective.	Transamerica BlackRock Tactical Allocation VP - Service Class Sub-Advised by: BlackRock Investment Management, LLC.	1.02%	14.88%	6.54%	4.90%
Investment Objective: Seeks to balance capital appreciation and income.	Transamerica Goldman Sachs Managed Risk - Balanced ETF VP - Service Class(10) Sub-Advised by: Milliman Financial Risk Management LLC	0.64%	13.20%	5.04%	3.97%
Investment Objective: Seeks capital appreciation as a primary objective and income as a secondary objective.	Transamerica Goldman Sachs Managed Risk - Growth ETF VP - Service Class(11) Sub-Advised by: Milliman Financial Risk Management LLC	0.67%	17.68%	7.38%	5.13%
Investment Objective: Seeks long-term capital appreciation.	Transamerica International Focus VP - Service Class Sub-Advised by: Epoch Investment Partners, Inc.	1.10%	12.27%	8.75%	4.09%
Investment Objective: Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.	Transamerica Janus Balanced VP - Service Class Sub-Advised by: Janus Henderson Investors US LLC	0.99%	15.01%	9.00%	7.27%
Investment Objective: Seeks long-term capital appreciation.	Transamerica Janus Mid-Cap Growth VP - Service Class Sub-Advised by: Janus Henderson Investors US LLC	1.11%	16.80%	12.97%	7.98%
Investment Objective: Seeks current income and preservation of capital.	Transamerica JPMorgan Asset Allocation - Conservative VP – Service Class Sub-Advised by: J.P. Morgan Investment Management Inc.	0.99%	6.83%	3.76%	3.04%
Investment Objective: Seeks current income and preservation of capital.	Transamerica JPMorgan Asset Allocation - Growth VP – Service Class Sub-Advised by: J.P. Morgan Investment Management Inc.	1.11%	20.00%	11.61%	7.40%
66

PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY — (Continued)
Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser (1)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 year	5 years	10 years
Investment Objective: Seeks capital appreciation and current income.	Transamerica JPMorgan Asset Allocation - Moderate VP – Service Class Sub-Advised by: J.P. Morgan Investment Management Inc.	1.02%	8.86%	5.31%	4.13%
Investment Objective: Seeks capital appreciation with current income as secondary objective.	Transamerica JPMorgan Asset Allocation - Moderate Growth VP – Service Class Sub-Advised by: J.P. Morgan Investment Management Inc.	1.08%	11.93%	7.59%	5.41%
Investment Objective: Seeks to earn a total return modestly in excess of the total return performance of the S&P 500® (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500®.	Transamerica JPMorgan Enhanced Index VP – Service Class Sub-Advised by: J.P. Morgan Investment Management Inc.	0.87%	27.39%	16.10%	11.67%
Investment Objective: Seeks capital appreciation with current income as secondary objective.	Transamerica JPMorgan International Moderate Growth VP – Service Class Sub-Advised by: J.P. Morgan Investment Management Inc.	1.14%	8.70%	5.68%	3.33%
Investment Objective: Seeks current income and preservation of capital.	Transamerica JPMorgan Tactical Allocation VP - Service Class Sub-Advised by: J.P. Morgan Investment Management Inc.	1.02%	8.57%	3.90%	3.44%
Investment Objective: Seeks to provide a high total investment return through investments in a broadly diversified portfolio of stocks, bonds and money market instruments.	Transamerica Multi-Managed Balanced VP – Service Class Sub-Advised by: J.P. Morgan Investment Management Inc. and Aegon USA Investment Management, LLC	0.89%	18.44%	10.16%	7.75%
Investment Objective: Seeks to maximize total return.	Transamerica Small/Mid Cap Value VP – Service Class Sub-Advised by: Systematic Financial Management L.P. & Thompson, Siegel & Walmsley LLC	1.07%	12.15%	11.19%	7.88%
Investment Objective: Seeks long-term growth of capital by investing primarily in common stocks of small growth companies.	Transamerica T. Rowe Price Small Cap VP – Service Class Sub-Advised by: T. Rowe Price Associates, Inc.	1.09%	20.88%	11.15%	8.74%
Investment Objective: Seeks to maximize long-term growth.	Transamerica WMC US Growth VP – Service Class Sub-Advised by: Wellington Management Company, LLP	0.91%	41.72%	17.45%	13.31%
(1)
Some Subaccounts may be available for certain policies and may not be available for all policies. You should work with Your registered representative to decide which Subaccount(s) may be appropriate for You based on a thorough analysis of Your particular insurance needs; financial objectives; investment goals; time horizons; and risk tolerance.
(2)
Effective on or about May 1, 2024, Transamerica PIMCO Tactical – Balanced VP was renamed Transamerica BlackRock iShares Tactical – Balanced VP. The sub-advisor changed from Pacific Investment Management Company LLC to BlackRock Investment Management, LLC.
(3)
Effective on or about May 1, 2024, Transamerica PIMCO Tactical – Conservative VP was renamed Transamerica BlackRock iShares Tactical – Conservative VP. The sub-advisor changed from Pacific Investment Management Company LLC to BlackRock Investment Management, LLC.
(4)
Effective on or about May 1, 2024, Transamerica PIMCO Tactical – Growth VP was renamed Transamerica BlackRock iShares Tactical – Growth VP. The sub-advisor changed from Pacific Investment Management Company LLC to BlackRock Investment Management, LLC.
(5)
Effective on or about May 1, 2023, Transamerica Morgan Stanley Capital Growth was substituted with Transamerica WMC US Growth VP. The sub-advisor of the acquiring fund is Wellington Management Company, LLP.
(6)
Effective on or about May 1, 2024, Transamerica JPMorgan Mid Cap Value VP was renamed Transamerica TS&W Mid Cap Value Opportunities VP. The sub-advisor changed from J.P. Morgan Investment Management Inc. to Thompson, Siegel & Walmsley LLC.
67

PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY — (Continued)
NOTE: All Underlying Fund Portfolios in the Transamerica Series Trust are advised by Transamerica Asset Management. The entities listed are the sub-advisers unless otherwise indicated.
68

CLOSED INVESTMENT OPTIONS:
The following Subaccounts are only available to Owners that held an investment in the Subaccounts on May 1, 2003:
Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser (1)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 year	5 years	10 years
Investment Objective: Seeks long-term capital appreciation.	Fidelity® VIP Contrafund® Portfolio - Service Class 2 Advised by: Fidelity Management & Research Company	0.81%	33.12%	16.36%	11.33%
Investment Objective: Seeks to provide capital income.	Fidelity VIP Growth Opportunities Portfolio - Service Class 2 Advised by: Fidelity Management & Research Company	0.84%	45.30%	18.79%	15.44%
The following Subaccount was closed to new investments on December 12, 2011:
Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser (1)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 year	5 years	10 years
Investment Objective: Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.	Fidelity VIP Equity-Income Portfolio – Service Class 2 Advised by: Fidelity Management & Research Company	0.72%	10.38%	12.01%	8.31%
The following Subaccounts were closed to new investments on December 12, 2005:
Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser (1)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 year	5 years	10 years
Investment Objective: Growth from capital appreciation.	Transamerica TS&W Mid Cap Value Opportunities VP - Initial Class Sub-Advised by: J.P. Morgan Investment Management Inc.	0.77%	10.81%	10.94%	8.01%
Investment Objective: Growth from capital appreciation.	TA TS&W Mid Cap Value Opportunities - Service Class Sub-Advised by: J.P. Morgan Investment Management Inc.	1.02%	10.57%	10.68%	7.74%
NOTE: All Underlying Fund Portfolios in the Transamerica Series Trust are advised by Transamerica Asset Management. The entities listed are the subadvisors unless otherwise indicated.
69

Appendix A
guaranteed minimum income benefit rider – hypothetical illustrations
(No Longer available)
This discussion assumes the rider is included in the Policy.
Illustrations of Guaranteed Minimum Monthly Payments. Under a variable annuity payment option, the amounts shown below are hypothetical guaranteed minimum monthly payment amounts under the rider for a $100,000 Premium Payment when annuity payments do not begin until the rider anniversary indicated in the left-hand column. These figures assume that there were no subsequent Premium Payments, loans or Surrenders, that there were no premium taxes and that the $100,000 premium is Annuitized under the rider. Six different annuity payment options are illustrated: a male Annuitant, a female Annuitant and a joint and survivor annuity, each on a life only and a life with 10-year certain basis. These hypothetical illustrations assume that the Annuitant is (or both Annuitants are) 60 years old when the Policy is issued, that the annual growth rate is 6% (once established, an annual growth rate will not change during the life of the rider), and that there was no upgrade of the minimum Annuitization value. The figures below are based on an assumed investment return of 3%. Subsequent payments will never be less than the amount of the first payment (although subsequent payments will be calculated using a 5% assumed investment return and a 1.10% guaranteed minimum payment fee plus the 1.40% mortality and expense risk and administrative charges, provided no upgrade in minimum Annuitization value has occurred).
Illustrations of guaranteed minimum monthly payments based on other assumptions will be provided upon request.
Rider Anniversary at Exercise Date	Male		Female		Joint & Survivor
	Life Only*	Life 10**	Life Only*	Life 10**	Life Only*	Life 10**
10 (Age 70)	$1,112	$1,049	$1,035	$999	$879	$870
15	$1,787	$1,605	$1,663	$1,545	$1,366	$1,349
20 (Age 80)	$2,960	$2,440	$2,777	$2,392	$2,200	$2,116
* Life only = Life Annuity with No Period Certain
**Life 10 = Life Annuity with 10 Years Certain
These hypothetical illustrations should not be deemed representative of past or future performance of any underlying variable Investment Option.
Surrenders will affect the minimum Annuitization value as follows: Each rider year, Surrenders up to the limit of the minimum Annuitization value on the last rider anniversary multiplied by the annual growth rate reduce the minimum Annuitization value on a dollar-for-dollar basis. Surrenders over this limit will reduce the minimum Annuitization value by an amount equal to the excess Surrenders amount multiplied by the ratio of the minimum Annuitization value immediately prior to the excess Surrender to the Annuity Value immediately prior to the excess Surrender.
The amount of the first payment provided by the rider will be determined by multiplying each $1,000 of minimum Annuitization value by the applicable annuity factor shown on Schedule I of the rider. The applicable annuity factor depends upon the Annuitant’s (and joint Annuitant’s, if any) gender (or without regard to gender if required by law), Age, and the rider payment option selected and is based on a guaranteed interest rate of 3% and the “Annuity 2000” mortality table improved to the year 2005 with projection Scale G. Subsequent payments will be calculated as described in the rider using a 5% assumed investment return. Subsequent payments may fluctuate annually in accordance with the investment performance of the Subaccounts. However, subsequent payments are guaranteed to never be less than the initial payment.
The scheduled payment on each subsequent rider anniversary after Annuitization using the rider will equal the greater of the initial payment or the payment supportable by the annuity units in the selected Subaccounts. The supportable payment is equal to the number of variable annuity units in the selected Subaccounts multiplied by the variable Annuity Unit Values in those Subaccounts on the date the payment is made. The variable Annuity Unit Values used to calculate the supportable payment will assume a 5% assumed investment return. If the supportable payment at any payment date during a rider year is greater than the scheduled payment for that
70

Appendix A — (Continued)
Policy year, the excess will be used to purchase additional annuity units. Conversely, if the supportable payment at any payment date during a rider year is less than the scheduled payment for that rider year, then there will be a reduction in the number of annuity units credited to the Policy to fund the deficiency. Purchases and reductions of annuity units will be allocated to each Subaccount on a proportionate basis.
We bear the risk that we will need to make payments if all annuity units have been used in an attempt to maintain the scheduled payment at the initial payment level. In such an event, we will make all future payments equal to the initial payment. Once all the annuity units have been used, the amount of Your payment will not increase or decrease and will not depend upon the performance of any Subaccounts. To compensate us for this risk, the guaranteed minimum payment fee, mortality and expense risk and administrative charges will be deducted.
Illustrations of Annuity Payment Values Between the Policy and the Guaranteed Minimum Income Benefit Rider. The following tables have been prepared to show how different rates of return affect Your variable annuity payments over time when You can Annuitize under the Policy or the Guaranteed Minimum Income Benefit Rider. The tables incorporate hypothetical rates of return and we do not guarantee that You will earn these returns for any one year or any sustained period of time. The tables are for illustrative purposes only and do not represent past or future investment returns.
Your variable annuity payment may be more or less than the income shown if the actual returns of the Subaccounts are different from those illustrated. Since it is very likely that Your investment returns will fluctuate over time, You can expect that the amount of Your annuity payment will also fluctuate. The total amount of annuity payments ultimately received will, in addition to the investment performance of the Subaccounts, also depend on how long You live and whether You choose to Annuitize under the rider.
Another factor that determines the amount of Your variable annuity payment is the assumed investment return (“AIR”). Annuity payments will increase from one variable annuity payment calculation date to the next if the performance of the portfolios underlying the Subaccounts, net of all charges, is greater than the AIR and will decrease if the performance of the portfolios underlying the Subaccounts, net of all charges, is less than the AIR. If You Annuitize under the rider, we guarantee that each subsequent payment will be equal to or greater than Your initial payment.
The Hypothetical Illustration based on 10% Gross Rate table below illustrates differences in monthly variable annuity payments assuming a 10% investment return between Annuitizing under the Policy and the rider.
•
The table for the Policy assumes an Annuity Value (“AV”) of $150,000; the entire Annuity Value was allocated to variable annuity payments; the AIR is 5%; the payment option is Single Life Annuity with 10 Year Certain; a 70-year-old male, and Separate Account charges of 1.40%. This results in the receipt of an initial annuity payment in the amount of $1,060.50.
•
The table for the rider assumes a Minimum Annuitization Value (“MAV”) of $180,000; the entire MAV was allocated to variable annuity payments; the AIRs are 3% for the initial payment and 5% for all subsequent payments; the payment option is Single Life Annuity with 10 Year Certain; a 70-year-old male, and Separate Account charges of 2.50%. This results in the receipt of an initial annuity payment in the amount of $1,054.80.
•
The table illustrates gross returns of 10.00% (net returns after expenses and AIR deduction are 3.60% for the Policy and 2.50% for the rider).
Monthly Payments Assuming 10% Gross Return Net of Portfolio Expenses*
Monthly payment at the Beginning of Policy year	Annuitization under Policy (AV = $150,000)	Annuitization under Rider (MAV = $180,000)
1	$1,060.50	$1,054.80
2	$1,098.68	$1,082.32
3	$1,138.23	$1,110.68
4	$1,179.21	$1,139.80
5	$1,221.66	$1,169.72
6	$1,265.64	$1,200.45
7	$1,311.20	$1,232.03
8	$1,358.40	$1,264.48
9	$1,407.31	$1,297.81
10	$1,457.97	$1,332.07
11	$1,510.46	$1,357.27
12	$1,564.83	$1,403.44
71

Appendix A — (Continued)
Monthly Payments Assuming 10% Gross Return Net of Portfolio Expenses*
Monthly payment at the Beginning of Policy year	Annuitization under Policy (AV = $150,000)	Annuitization under Rider (MAV = $180,000)
13	$1,621.17	$1,440.61
14	$1,679.53	$1,478.80
15	$1,739.99	$1,518.05
16	$1,802.63	$1,558.37
17	$1,867.53	$1,599.81
18	$1,934.76	$1,642.39
19	$2,004.41	$1,686.13
20	$2,076.57	$1,731.07
*The corresponding net returns are 3.60% and 2.50%
Monthly Payments Assuming 0% Gross Return Net of Portfolio Expenses*
Monthly payment at the Beginning of Policy year	Annuitization under Policy (AV = $150,000)	Annuitization under Rider (MAV = $180,000)
1	$1,060.50	$1,054.80
2	$992.63	$1,054.80
3	$929.10	$1,054.80
4	$869.64	$1,054.80
5	$813.98	$1,054.80
6	$761.89	$1,054.80
7	$713.13	$1,054.80
8	$667.49	$1,054.80
9	$624.77	$1,054.80
10	$584.78	$1,054.80
11	$547.36	$1,054.80
12	$512.32	$1,054.80
13	$479.54	$1,054.80
14	$448.85	$1,054.80
15	$420.12	$1,054.80
16	$393.23	$1,054.80
17	$368.06	$1,054.80
18	$344.51	$1,054.80
19	$322.46	$1,054.80
20	$301.82	$1,054.80
*The corresponding net returns are -6.40% and -7.50%
The Hypothetical Illustration based on 0% Gross Rate table above illustrates differences in monthly variable annuity payments assuming 0% investment return between selecting Annuitization under the Policy and rider. The assumptions are the same as the above except the 0% gross rate. The table illustrates gross returns of 0.00% (net returns after expenses and after the AIR deduction) are -6.4% for the Policy and -7.5% for the rider.
The annuity payment amounts shown reflect the deduction of all fees and expenses. Actual fees and expenses under the Policy and the rider may be higher or lower, will vary from year to year, and will depend on how You allocate among the Subaccounts. The Separate Account charge is assumed to be at an annual rate of 1.40% of average daily net assets for the Policy, which increases to 2.50% of the average daily net assets if You Annuitize under one of the rider variable payment options.
Upon request, we will furnish You with a customized illustration based on Your individual circumstances and choice of annuity options.
72

APPENDIX B
ADDITIONAL EARNINGS RIDER - Hypothetical examples
Additional Earnings Rider. The following examples illustrate the additional death benefit payable under the Additional Earnings Rider, as well as the effect of a withdrawal on the Additional Earnings Rider Amount.
Example 1 – Basic Additional Earnings Rider Example, with no additional Premium Payments or Surrenders
Assumed Facts for Example:
Rider Issue Age = 60
Additional Earnings Factor (AEF) = 40%
Rider Earnings Limit (REL) = 250%
At Rider Issue:
$1,000,000	Maximum Rider Benefit (MRB)
$40,000.00	Rider Base at issue (RBI (equal to the greater of the death benefit proceeds on the Rider Date or the Annuity Value on that date)

At Death:
$75,000.00	Death Benefit Proceeds (DBP)
$35,000.00	Rider Earnings (RE) = DBP – RBI = 75,000 –40,000
$14,000.00	Additional Earnings Rider Amount = lesser of: RE * AEF = 35,000 * 40% = 14,000 or REL * RBI * AEF = 250% * 40,000 *40% = 40,000 or MRB = 1,000 000
Example 2 –Additional Earnings Rider Example, showing the effect of Surrender
Assumed Facts for Example:
Rider Issue Age = 60
Additional Earnings Factor (AEF) = 40%
Rider Earnings Limit (REL) = 250%
At Rider Issue:
$1,000,000	Maximum Rider Benefit (MRB)
$40,000.00	Rider Base at issue (RBI (equal to the greater of the death benefit proceeds on the Rider Date or the Annuity Value on that date)

At Surrender:
$50.000.00	Annuity Value before Surrenders (AV)
$15,000.00	Surrender (PW) (including Surrender charges)
$12,000.00	Surrender Adjustment to Base (WAB) = PW * RBI / AV = 15,000 * 40,000 / 50,000
$28,000.00	Rider Base after Surrender (RB = RBI – WAB = 40,000 –12,000

At Death:
$70,000.00	Death Benefit Proceeds (DBP)
$42,000.00	Rider Earnings (RE) = DBP – RB = 70,000 –28,000
$16,800.00	Additional Earnings Rider Amount = lesser of: RE * AEF = 42,000 * 40% = 16,800 or REL * RBI * AEF = 250% * 28,000 *40% = 28,000 or MRB = 1,000 000
73

APPENDIX C
Policy form number WL18
If You are an existing Policy Owner of Policy Form Number WL18 purchased before April 19, 2007, the following information hereby amends and/or replaces the corresponding information contained in this prospectus.
The following hereby amends, and to the extent inconsistent replaces, the corresponding ANNUITY POLICY FEE TABLE section of the prospectus:
Transaction Expenses
Special Service Fee	$25
Annual Contract Expenses
The next table describes the fees and expenses that You will pay each year during the time that You own the Policy, not including portfolio fees and expenses. This table also includes the charges You would pay if You added optional riders to Your Policy.
Administrative Expenses	$30 per Policy yearly
Base Contract Expenses (as a % of average Separate Account value during the Accumulation Period)(1)	1.40%
With Compounding/Monthly Step-Up Death Benefit Rider Added(1):	1.65%
Optional Benefit Rider Fees
Additional Earnings Rider Charge (No Longer Available)	0.35%
Guaranteed Minimum Income Benefit Rider(2)(No Longer Available)
Current	0.45%
Maximum	0.50%
(1)These charges are assessed on Your assets in each Subaccount. They do not apply to the Fixed Account. The mortality and expense risk charge of 1.00% applies when You have selected the standard death benefit. If You select the compounding/monthly step-up death benefit, then the mortality and expense risk charge will increase to 1.25%. These charges apply only during the Accumulation Period. After the Maturity Date, if You elect a variable annuity payment option, we will deduct a daily Separate Account Annuitization charge from Your Subaccount assets equal to an annual rate of 1.40% in place of the mortality and expense risk and administrative charges.
(2)This rider is no longer available. The annual rider charge is a percentage of the minimum Annuitization value. If You choose to upgrade the rider, the charge for the rider after the upgrade is currently 0.45%, but, we reserve the right to increase the rider charge after upgrade to 0.50%. Once the rider is issued, the rider charge will not change. Keep in mind that the current rider charge (0.45%) may be higher if You upgrade the rider at a later date because we may increase the rider charge after an upgrade up to the maximum (0.50%). We deduct the rider charge from the Fixed Account and from each Subaccount in proportion to the amount of the Annuity Value in each account. If the Annuity Value on any rider anniversary exceeds the rider charge threshold (guaranteed 2.0) times the minimum Annuitization value, we will waive the rider charge otherwise payable on that rider anniversary. If You later choose to Annuitize under a variable annuity payment option of this rider, we will impose a guaranteed minimum payment fee equal to an annual rate of 1.10% of the daily net asset values in the Subaccounts. This charge is assessed in addition to the mortality and expense risk charge of 1.40% annually that is set on the date You Annuitize under the rider. We may change the guaranteed minimum payment fee in the future if You choose to upgrade the minimum Annuitization value, or for future issues of the rider, but it will never be greater than 2.10%. See Optional Benefit Riders.
Annual Portfolio Company Expenses
The next section shows the minimum and maximum total operating expenses charged by the Portfolio Companies that You may pay periodically during the time You own the Policy. A complete list of the Portfolios available under the Policy, including their annual expenses may be found under “Appendix - Portfolio Companies Available Under the Policy”.
74

Policy form number WL18 — (Continued)
Annual Portfolio Company Expenses	Minimum	Maximum
Expenses that are deducted from Portfolio Company assets, including management fees, distribution and/or service 12b-1 fees, and other expenses	0.29%	0.90%
Expenses that are deducted from Portfolio Company assets, including management fees, 12b-1 fees, and other expenses, after any waivers or expense reimbursement	0.29%	0.90%
Example(1)
The following Examples are intended to help You compare the cost of investing in the Policy with the cost of investing in other variable annuity policies. These costs include Owner transaction expenses, annual Policy expenses, and annual Portfolio Company operating expenses.
The Examples assume that You invest $100,000 in the Policy for the time periods indicated. The Examples also assume that Your Policy has a 5% return each year and assumes the most expensive combination of annual Portfolio Company expenses and optional benefits available for an additional charge. Although Your actual costs may be higher or lower, based on these assumptions, Your costs would be:
Example of Highest Charges(1)	1 Year	3 Years	5 Years	10 Years
If You Surrender the Policy at the end of the applicable time period.	$10,466	$16,628	$22,107	$38,306
If You Annuitize* or remain invested in the Policy at the end of the applicable time period.	$3466	$10,628	$18,107	$38,306
*You cannot Annuitize Your Policy before Your Policy’s fifth anniversary.
(1)Please remember that these Examples are illustrations and do not represent past or future expenses. Your actual expenses may be lower or higher than those reflected in the Examples. Similarly, Your rate of return may be more or less than the 5% assumed in the Examples. Expense Examples: The Example does not reflect premium tax charges, special service fees, or transfer fees. Different fees and expenses not reflected in the Example may be assessed during the income phase of the Policy.
The following hereby amends, and to the extent inconsistent replaces, the corresponding paragraphs/sections of the prospectus:
THE ANNUITY POLICY
The Policy also contains a Fixed Account. Unless otherwise required by state law, we will limit Your allocation or transfers to the Fixed Account if the Fixed Account Value following the allocation or transfer would exceed $500,000. The Fixed Account offers an interest rate that is guaranteed by us to equal at least 3% per year.
ANNUITY PAYMENTS (THE INCOME PHASE)
Payment Option B — Life Income: Fixed Payments.
•
No Period Certain — We will make level payments only during the Annuitant’s lifetime; or
•
10 or 20 Years Certain — We will make level payments for the longer of the Annuitant’s lifetime or 10 or 20 years; or
•
Guaranteed Return of Annuity Proceeds — We will make level payments for the longer of the Annuitant’s lifetime or until the total dollar amount of payments we made to You equals the annuity proceeds.
NOTE CAREFULLY
IF:
•
You choose Fixed Installments, Life Income with 10 or 20 Years Certain, Life Income with Guaranteed Return of Annuity Proceeds, or Variable Life Income with 10 Years Certain; and
•
the person receiving payments dies prior to the end of the guaranteed period;
THEN:
•
the remaining guaranteed payments will be continued to that person’s Beneficiary, or their value (determined at the date of death) may be paid in a single sum.
75

Policy form number WL18 — (Continued)
PURCHASE
Allocation of Premium Payments
Unless otherwise required by state law, we will limit allocations and transfers to the Fixed Account if the Fixed Account Value following the allocation or transfer would exceed $500,000.
INVESTMENT CHOICES
The Fixed Account
We guarantee that the interest credited to the Fixed Account will not be less than 3% per year. We have no formula for determining Fixed Account current interest rates. We establish the interest rate, at our sole discretion, for each Premium Payment or transfer into the Fixed Account. Rates are guaranteed for at least one year but will never be less than 3% per year.
Unless otherwise required by state law, we will limit allocations and transfers to the Fixed Account if the Fixed Account Value following the allocation or transfer would exceed $500,000.
EXPENSES
Mortality and Expense Risk Charge
The mortality and expense risk charge is equal, on an annual basis, to 1.00% of the average daily net assets that You have invested in each Subaccount. If You add the compounding/monthly step-up death benefit, the mortality and expense risk charge increases to 1.25%.
DEATH BENEFIT
Standard Death Benefit
Death benefit provisions may differ from state to state. The death benefit proceeds may be paid as a lump sum; as substantially equal payments while the Policy continues in the Accumulation Period for a specified number of years; as annuity payments; or as otherwise permitted by the Company in accordance with applicable law.
If an Owner who is the Annuitant dies before the Maturity Date and if the death benefit proceeds are payable, the standard death benefit proceeds will be the greatest of:
•
the Annuity Value of Your Policy on the Death Report Day;
•
the total Premium Payments You make to the Policy as of the Death Report Day, reduced by partial Surrenders; or
•
the monthly step-up: On each Monthiversary, a new “stepped-up” death benefit is determined. The stepped-up death benefit is equal to the highest Annuity Value on any Monthiversary before the Annuitant’s 81st birthday, increased for any Premium Payments You have made and decreased by the adjusted partial Surrenders for any partial Surrenders we have paid to You, following the Monthiversary on which the highest Annuity Value occurs.
The standard death benefit proceeds are not payable after the Maturity Date.
Compounding/Monthly Step-Up Death Benefit
On the Policy application, You may add the compounding/monthly step-up death benefit to the Policy for an additional charge. This option is not available to Annuitants Age 81 or older on the Policy Date. This death benefit option is only payable during the Accumulation Period and is not payable after the Maturity Date. You may not select this option after the Policy has been issued.
If an Owner who is the Annuitant dies during the Accumulation Period and if the death benefit proceeds are payable, then the compounding/monthly step-up death benefit proceeds are the greatest of:
•
the standard death benefit;
•
the compounding death benefit: This benefit equals total Premium Payments, plus interest at an effective annual rate of 6% (in most states) from the date of the Premium Payment to the date of death, less any adjusted partial Surrender(s), including interest on any partial Surrender at the 6% rate from the date of partial Surrender to the date of death. Interest is not credited after the Annuitant’s 90th birthday; or
76

Policy form number WL18 — (Continued)
•
The monthly step-up death benefit: This benefit equals the highest Annuity Value on any Monthiversary prior to the Annuitant’s 90th birthday. The highest Annuity Value will be increased for Premium Payments You have made and decreased for any adjusted partial Surrenders we have paid to You following the Monthiversary on which the highest Annuity Value occurs.
If You select this option, then the mortality and expense risk charge will increase to 1.25%.
Effect of Adjusted Partial Surrender on Certain Death Benefits
When You request a partial Surrender, we will reduce certain death benefits under the Policy by an “adjusted partial Surrender.” Adjusted partial Surrenders will reduce the compounding/monthly step-up death benefit, if selected, and the monthly step-up in the standard death benefit.
A partial Surrender will reduce the compounding/monthly step-up death benefit by the amount of the partial Surrender times the ratio of:
•
the amount of the compounding and/or monthly step-up death benefit on the same date as, but immediately before the processing of the partial Surrender, to
•
the Annuity Value immediately before the partial Surrender.
We have included a more detailed explanation of this adjustment in the SAI.
If the compounding and/or monthly step-up death benefit is greater than the Annuity Value prior to the partial Surrender, the adjusted partial Surrender may be more than the amount of Your request. For this reason, if a death benefit is paid after You have made a partial Surrender, then the total of that partial Surrender and the death benefit could be less than the death benefit immediately before You have made a partial Surrender. If the compounding/monthly step-up death benefit is less than the Annuity Value prior to the partial Surrender, the adjusted partial Surrender will reduce the death benefit dollar for dollar.
Alternate Payment Elections Before the Maturity Date
If the deceased Annuitant was an Owner, and one or more Beneficiaries chooses one of the above options instead of a lump sum payment, we will “reset” the Age used in the death benefit provisions under the new option as of the Death Report Day, so that the death benefit is based on the Age of the particular new Annuitant (i.e., the Beneficiary). As a result, the phrase “the Monthiversary nearest the Annuitant’s 81st birthday” will refer to the Age of the particular Beneficiary. If the Beneficiary is over Age 81 on the Death Report Day of the first deceased Owner, then we will calculate the death benefit paid on the death of the particular Beneficiary by taking the highest Annuity Value (i.e., the Annuity Value as of the Death Report Day) and adding any subsequent Premium Payments and subtracting the total partial Surrenders following the Death Report Day of the first deceased Owner. This option applies to both spousal and non-spousal Beneficiaries.
Additional Earnings Rider
The optional Additional Earnings Rider may pay an Additional Earnings Rider Amount when an Owner who is the Annuitant dies and death benefit proceeds are paid under Your Policy. In order to buy this rider:
•
You must purchase it when we issue the Policy;
•
You must be both the Owner and Annuitant (except in the case of a trust or employer-sponsored plan); and
•
You, a joint Owner and the Annuitant must be Age 75 or younger.
The following hereby amends, and to the extent inconsistent replaces, the corresponding fund and performance information in the Appendix - Portfolio Companies Available Under the Policy:
Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser (1)	Current Expenses	Average Annual Total Returns (as of 12/31/22)
			1 year	5 years	10 years
Investment Objective: Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Transamerica Aegon Bond VP – Initial Class(3) Sub-Advised by: Pacific Investment Management Company LLC	0.66%	-14.84%	-0.42%	0.80%
Investment Objective: Seeks total return, consisting of current income and capital appreciation.	Transamerica Aegon Core Bond VP - Initial Class(4) Sub-Advised by: J.P. Morgan Investment Management Inc.	0.51%	-12.77%	0.15%	1.07%
77

Policy form number WL18 — (Continued)
Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser (1)	Current Expenses	Average Annual Total Returns (as of 12/31/22)
			1 year	5 years	10 years
Investment Objective: Seeks a high level of current income by investing in high-yield debt securities.	Transamerica Aegon High Yield Bond VP – Initial Class Sub-Advised by: Aegon USA Investment Management, LLC	0.62%	-11.12%	2.06%	3.83%
Investment Objective: Seeks to provide as high a level of total return as is consistent with prudent investment strategies.	Transamerica Aegon U.S. Government Securities VP – Initial Class Sub-Advised by: Aegon USA Investment Management, LLC	0.59%	-13.03%	-0.23%	0.42%
Investment Objective: Seeks long-term total return from investments primarily in equity securities of real estate companies. Total return consists of realized and unrealized capital gains and losses plus income.	Transamerica BlackRock Real Estate Securities VP – Initial Class Sub-Advised by: BlackRock Investment Management, LLC	0.78%	-28.19%	0.34%	2.94%
Investment Objective: Seeks as high a level of current income as in consistent with preservation of capital and liquidity.	Transamerica BlackRock Government Money Market VP - Initial Class(2) Sub-Advised by: BlackRock Investment Management, LLC	0.28%	1.38%	1.06%	0.53%
Investment Objective: Seeks capital appreciation and current income.	Transamerica BlackRock iShares Edge 40 VP – Initial Class Sub-Advised by: BlackRock Investment Management, LLC	0.35%	-14.24%	1.97%	3.41%
Investment Objective: Seeks capital growth.	Transamerica International Focus VP – Initial Class Sub-Advised by: Epoch Investment Partners, Inc.	0.82%	-20.04%	2.39%	4.85%
Investment Objective: Seeks long-term capital appreciation.	Transamerica Janus Mid-Cap Growth VP – Initial Class Sub-Advised by: Janus Henderson Investors US LLC	0.82%	-16.72%	9.48%	10.14%
Investment Objective: Seeks to earn a total return modestly in excess of the total return performance of the S&P 500® (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500®.	Transamerica JPMorgan Enhanced Index VP – Initial Class Sub-Advised by: J.P. Morgan Investment Management Inc.	0.62%	-18.35%	9.47%	12.36%
Investment Objective: Seeks capital appreciation with current income as secondary objective.	Transamerica JPMorgan International Moderate Growth VP - Initial Class Sub-Advised by: J.P. Morgan Investment Management Inc.	0.16%	-17.28%	1.57%	3.93%
Investment Objective: Seeks current income and preservation of capital.	Transamerica JPMorgan Tactical Allocation VP - Initial Class Sub-Advised by: J.P. Morgan Investment Management Inc.	0.75%	-14.80%	1.80%	3.38%
Investment Objective: Seeks to maximize long-term growth.	Transamerica Morgan Stanley Capital Growth VP - Initial Class Sub-Advised by: Morgan Stanley Investment Management Inc.	0.76%	-59.84%	2.81%	10.97%
Investment Objective: Seeks long-term growth of capital by investing primarily in common stocks of small growth companies.	Transamerica T. Rowe Price Small Cap VP _ Initial Class Sub-Advised by: T. Rowe Price Associates, Inc.	0.81%	-22.39%	5.67%	10.93%
Investment Objective: Seeks to maximize long-term growth.	Transamerica WMC US Growth VP – Initial Class Sub-Advised by: Wellington Management Company, LLP	0.65%	-31.35%	9.80%	12.80%
(1)
Some Subaccounts may be available for certain policies and may not be available for all policies. You should work with Your registered representative to decide which Subaccount(s) may be appropriate for You based on a thorough analysis of Your particular insurance needs; financial objectives; investment goals; time horizons; and risk tolerance.
(2)
There can be no assurance any money market portfolio offered under this Policy will be able to maintain a stable net asset value per share during extended periods of low interest rates, and partly as a result of Policy charges, the yield on the money market Subaccounts may become extremely low and possibly negative.
(3)
Effective on or about November 1, 2022 Transamerica PIMCO Total Return VP was renamed Transamerica Aegon Bond VP.
(4)
Effective on or about November 1, 2022 Transamerica JPMorgan Core Bond VP was renamed Transamerica Aegon Core Bond VP.
78

Policy form number WL18 — (Continued)
NOTE: All Underlying Fund Portfolios in the Transamerica Series Trust are advised by Transamerica Asset Management. The entities listed are the sub-advisers unless otherwise indicated.
CLOSED INVESTMENT OPTIONS:
For Policy Owners of Policy number WL18:
The following Subaccounts are only available to Owners that held an investment in the Subaccounts on May 1, 2003:
Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser (1)	Current Expenses	Average Annual Total Returns (as of 12/31/22)
			1 year	5 years	10 years
Investment Objective: Seeks long-term capital appreciation.	Fidelity® VIP Contrafund® Portfolio - Service Class 2 Advised by: Fidelity Management & Research Company	0.85%	-26.49%	8.39%	11.15%
Investment Objective: Provide capital growth.	Fidelity VIP Growth Opportunities Portfolio - Service Class 2 Advised by: Fidelity Management & Research Company	0.88%	-38.32%	12.80%	14.81%
79

where to find additional information
The Statement of Additional Information (SAI) dated May 1, 2024 contains more information about the Policy and the Separate Account. The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SAI is posted on our website, http://dfinview.com/Transamerica/TAHD/89358R580?site=VAVUL. For a free paper copy of the SAI, to request other information about the Policies, and to make investor inquiries call us at (800)851-9777 or write us at:
Transamerica Life Insurance Company
6400 C Street SW
Cedar Rapids, IA 52499
Reports and other information about the Separate Account are available on the SEC’s website at sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier No. is #C000223558

STATEMENT OF ADDITIONAL INFORMATION
WRL FREEDOM PREMIER®
Issued through
WRL SERIES ANNUITY ACCOUNT
Offered by
TRANSAMERICA LIFE INSURANCE COMPANY
This Statement of Additional Information expands upon subjects discussed in the current prospectus for the WRL Freedom Premier, formerly known as WRL Freedom Premier II offered by Transamerica Life Insurance Company. You may obtain a copy of the current prospectus, dated May 1, 2024, by calling (800)851-9777, or write us at: Transamerica Life Insurance Company, Attention: Customer Care Group, 6400 C Street SW, Cedar Rapids, IA 52499. The prospectus sets forth information that a prospective investor should know before investing in a policy. Terms used in the current prospectus for the policy are incorporated in this Statement of Additional Information have the same meaning.
This Statement of Additional Information (SAI) is not a prospectus and should be read only in conjunction with the prospectuses for the policy and the underlying fund portfolios.
Dated: May 1, 2024

ii

Information About Us
We are engaged in the sale of life and health insurance and annuity policies. Transamerica Life Insurance Company was incorporated under the laws of the State of Iowa on April 19, 1961 as NN Investors Life Insurance Company Inc. and is licensed in all states and the District of Columbia, Guam, Puerto Rico, and the U.S. Virgin Islands. We are a wholly-owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by Aegon Ltd. of The Netherlands, the securities of which are publicly traded. Aegon Ltd., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business.
All obligations arising under the policies, including the promise to make annuity payments, are general corporate obligations of ours. Accordingly, no financial institution, brokerage firm or insurance agency is responsible for our financial obligations arising under the policies.
The Separate Accounts
WRL Series Annuity Account (the “Separate Accounts”), 6400 C Street S.W., Cedar Rapids, Iowa, were established by the Company on April 12, 1998, and is a unit investment trust registered with the SEC and operating under Iowa law. The Separate Accounts have various Subaccounts each of which invests solely in a corresponding Portfolio of the Fund.
The Separate Accounts are registered with the SEC as unit investment trusts under the 1940 Act (the “1940 Act”). However, the SEC does not supervise the management, the investment practices, or the policies of the separate accounts.
Cybersecurity (continued from “Principal Risks” section of the Prospectus)
OPPORTUNITIES and CHALLENGES
The increasing digitalization of the financial services landscape has intensified the financial and reputational risk presented by cybersecurity threats. The COVID-19 pandemic, and the rise in remote working, have further escalated these threats. As our business becomes more technology driven and our digital reliance increases, we become a greater target for cybercriminals, and more vulnerable to threats such as ransomware attacks.
What Transamerica is doing
Transamerica maintains a well-documented information security program which is based on ISO 27000 series and incorporates aspects of COBIT, NIST, SANS, as well as other industry-recognized frameworks and best practices. The program is designed to protect the infrastructure, information systems, and the information in Transamerica’s systems from unauthorized access, use, or other malicious acts by enabling the organization to identify risks, implement the appropriate protections, and detect and respond to cybersecurity events. Transamerica has established strong security policies, procedures, guidelines, and standards that are reviewed regularly to ensure compliance with applicable laws, regulations, and alignment with industry standards. Our cybersecurity program covers every aspect of security management: data handling and classification; access controls and identity management; business continuity and disaster recovery; configuration management; asset management; risk assessment; data disposal; information security incident response; system operations; vulnerability and patch management; system, application, and network security and monitoring; systems and application development and performance; physical and environmental controls; data privacy; vendor and third- party service provider management; consistent use of multi-factor authentication; cybersecurity awareness training; and encryption.
We continue to take steps to strengthen our information security program, infrastructure, and ability to respond to cyberattacks, for example, by further developing our dedicated Information Security teams and strengthening controls. Transamerica’s Risk Management teams also periodically assesses known potential cyber risk factors, together with the first line functions such as the Security Operations Center, with known trends or material incidents reported to Transamerica’s Management and Supervisory Boards as necessary.
OVERVIEW
Information security and privacy regulation
Transamerica’s businesses are regulated with respect to information security, data breach response, privacy, and data use at both the federal and state levels. At the federal level, various Transamerica companies are subject to the Gramm-Leach-Bliley Act (GLBA), the Fair Credit Reporting Act (FCRA), and the Health Insurance Portability and Accountability Act (HIPAA), among other laws. At the state level, Departments of Insurance and Financial Services typically administer a series of privacy and information security laws and regulations that impact several Transamerica businesses such as the New York Department of Financial Services Rule 500 (NYDFS Rule 500). NYDFS amended its Part 500 Cybersecurity Rules to adopt heightened information security requirements in relation to
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areas such as cybersecurity governance, cybersecurity risk assessments, and incident reporting. In addition, in recent years numerous state legislatures have passed or have attempted to pass additional, more broad-based general consumer privacy laws, such as the California Consumer Privacy Act and the California Privacy Rights Act. Additional laws and regulations with respect to these topics are also anticipated to be promulgated and to go into effect in the coming years, and they may be administered by new or different state agencies or by the offices of state Attorneys General. The White House, SEC, and other regulators have also increased their focus on companies’ cybersecurity vulnerabilities and risks, including in relation to third-party service providers. The SEC has recently adopted the Cybersecurity Risk Management, Strategy, Governance, and Incident Disclosure by Public Companies on July 26, 2023 (the “Rule”). The Rule enhances and standardizes disclosures for public companies with regards to their cybersecurity risk strategy, management, and governance. The Rule also requires the reporting of a cybersecurity incident within four business days of determining that an incident is deemed material.
Operational Risks
A computer system failure or security breach of Transamerica’s IT systems or that of critical third parties may disrupt Transamerica’s business, damage Transamerica’s reputation and adversely affect Transamerica’s results of operations, financial condition, and cash flows.
Transamerica relies heavily on computer and information systems and internet and network connectivity (collectively, “IT systems”) to conduct a large portion of its business operations. This includes the need to securely store, process, transmit and dispose of confidential information, including personal information, through a number of complex systems. In many cases this also includes transmission and processing to or through customers, business partners, (semi-) governmental agencies and third-party service providers. Computer system failures, cyber-crime attacks or security or data privacy breaches may materially disrupt Transamerica’s business operations, damage Transamerica’s reputation, result in regulatory and litigation exposure, investigation and remediation costs, and materially and adversely affect Transamerica’s results of operations, financial condition and cash flows.
The information security risk that Transamerica faces includes the risk of malicious outside forces using public networks and other methods, including social engineering and the exploitation of targeted offline processes, to attack Transamerica’s systems and information and potentially demand ransom. It also includes inside threats, both malicious and accidental. For example, human error, bugs and vulnerabilities that may exist in Transamerica’s systems or software, unauthorized user activity and lack of sufficiently automated processing or sufficient logging and monitoring can result in improper information exposure or failure or delayed detection of such activity in a timely manner. Transamerica also faces risk in this area due to its reliance in many cases on third-party systems, all of which may face cyber and information security risks of their own. Third-party administrators or distribution partners used by Transamerica or its subsidiaries may not adequately secure their own IT systems or may not adequately keep pace with the dynamic changes in this area. Potential bad actors that target Transamerica and applicable third parties may include, but are not limited to, criminal organizations, foreign government bodies, political factions, and others.
In recent years, information security risk has increased sharply due to a number of developments in how information systems are used, not only by companies such as Transamerica, but also by society in general. Threats have increased in frequency and magnitude, and are expected to continue to increase, as criminals and other bad actors become more organized and employ more sophisticated techniques. At the same time companies increasingly make information systems and data available through the internet, mobile devices or other network connections to customers, employees and business partners, thereby expanding the attack surface that bad actors can potentially exploit. As a result of the COVID-19 pandemic, Transamerica also faces increased cybersecurity risks due to the number of Transamerica’s and Transamerica’s service providers’ and partners’ employees who are working remotely, which creates additional opportunities for cybercriminals to launch social engineering attacks and exploit vulnerabilities in non-corporate IT environments. The White House, SEC and other regulators have also increased their focus on cybersecurity vulnerabilities and risks.
Large financial institutions such as and including Transamerica have been, and will continue to be, subject to information security attacks. The nature of these attacks will also continue to be unpredictable, and in many cases, may arise from circumstances that are beyond Transamerica’s control. Attackers are also increasingly using tools and techniques that are specifically designed to circumvent controls, to evade detection and even to remove or obfuscate forensic evidence. As a result, Transamerica may be unable to timely or effectively detect, identify, contain, investigate or remediate IT systems in response to, future cyberattacks or security breaches. Especially if and to the extent Transamerica fails to adequately invest in defensive infrastructure, timely response capabilities, technology, controls and processes, or to effectively execute against its information security strategy, it may suffer material adverse consequences.
Transamerica maintains cyber liability insurance to help decrease the financial impact of cyber-attacks and information security events, subject to the terms and conditions of the policy; however, such insurance may not be sufficient to cover all applicable losses that Transamerica may suffer.
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A breach of data privacy or security obligations may disrupt Transamerica’s business, damage Transamerica’s reputation and adversely affect financial conditions and results of operations.
Pursuant to applicable laws, various government and semi-governmental and other administrative bodies have established numerous rules protecting the privacy and security of personal information and other confidential or sensitive information held by Transamerica. Notably, certain of Transamerica’s businesses are subject to laws and regulations enacted by US federal and state governments and/or various regulatory organizations relating to the privacy and/or information security of the information of customers, employees or others.
The New York Department of Finance Services (NYDFS), pursuant to its cybersecurity regulation, requires financial institutions regulated by the NYDFS, including certain Transamerica subsidiaries, to, among other things, satisfy an extensive set of minimum information security requirements, including but not limited to governance, management, reporting, policy, technology and control requirements. Other states have adopted similar cybersecurity laws and regulations.
Numerous other US state and federal laws also impose various information security and privacy related obligations with respect to Transamerica, including but not limited to the Gramm-Leach-Bliley Act and related state laws and implementing regulations (GLBA), the California Consumer Privacy Act (CCPA), the California Privacy Rights Act (CPRA), and the Health Insurance Portability and Accountability Act (HIPAA), among many others. These laws generally provide for governmental investigative and enforcement authority, and in certain cases provide for private rights of action.
Numerous other legislators and regulators with jurisdiction over Transamerica’s businesses are considering or have already enacted enhanced information security risk management and privacy laws and regulations, with the overall number and scope of such laws and regulations continuing to increase every year. A number of Transamerica companies are also subject to contractual restrictions with respect to the use and handling of the sensitive information of Transamerica’s clients and business partners.
Transamerica, and numerous of its systems, employees, third-party providers and business partners have access to, and routinely process, the personal information of consumers and employees. Transamerica relies on a large number of processes and controls to protect the confidentiality, integrity and availability of personal information and other confidential information that is accessible to, or in the possession of, Transamerica, its systems, employees and business partners. It is possible that a Transamerica or a third party’s employee, contractor, business partner or system could, intentionally or unintentionally, inappropriately disclose or misuse personal or confidential information. Transamerica’s data or data in its possession could also be the subject of an unauthorized information security attack. If Transamerica fails to maintain adequate processes and controls or if Transamerica or its business partners fail to comply with relevant laws and regulations, policies and procedures, misappropriation or intentional or unintentional inappropriate disclosure or misuse of personal information or other confidential information could occur. Such control inadequacies or non-compliance could cause disrupted operations and misstated or unreliable financial data, materially damage Transamerica’s reputation or lead to increased regulatory scrutiny or civil or criminal penalties or (class action) litigation, which, in turn, could have a material adverse effect on Transamerica’s business, financial condition and results of operations.
In addition, Transamerica analyzes personal information and customer data to better manage its business, subject to applicable laws and regulations and other restrictions. It is possible that additional regulatory or other restrictions regarding the use of such information may be imposed. Additional privacy and information security obligations have been imposed by various governments with jurisdiction over Transamerica or its subsidiaries in recent years, and more similar obligations are likely to be imposed in the near future across Transamerica’s operations. Such restrictions and obligations could have material impacts on Transamerica’s business, financial conditions and results of operations.
In order to supplement the description in the prospectus, the following provides additional information about Transamerica Life Insurance Company (the Company, we, us or our) and the policy, which may be of interest to a prospective purchaser.
THE POLICY—GENERAL PROVISIONS
Owner
The policy shall belong to the owner upon issuance of the policy after completion of an application and delivery of the initial premium payment. While the annuitant is living, the owner may: (1) assign the policy; (2) surrender the policy; (3) amend or modify the policy with our consent; (4) receive annuity payments or name a payee to receive the payments; and (5) exercise, receive and enjoy every other right and benefit contained in the policy. The exercise of these rights may be subject to the consent of any assignee or irrevocable beneficiary; and of your spouse in a community or marital property state.
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A joint owner may only be a spouse and may be named in the policy application or in a written notice to our Administrative Office. The surviving joint owner will become the sole owner upon the other joint owner’s death. If the surviving joint owner dies before the annuitant, the surviving joint owner’s estate will become the owner if no beneficiary is named and alive. However, if a beneficiary is named and alive, the beneficiary will receive the cash value.
An owner may change the ownership of the policy in a written notice to our Administrative Office. When this change takes effect, all rights of ownership in the policy will pass to the new owner. A change of ownership may have tax consequences.
When there is a change of owner, the change will not take effect as of the date we accept the written notice at our Administrative Office. We assume no liability for any payments made, or actions taken before a change is accepted, and shall not be responsible for the validity or effect of any change of ownership. Changing the owner cancels any prior choice of owner, but does not change the designation of the beneficiary or the annuitant.
Entire Policy
The policy and any endorsements or riders thereon and the policy application constitute the entire policy between the Company and the owner. All statements in the application are representations and not warranties. No statement will cause the policy to be void or to be used in defense of a claim unless contained in the application.
Misstatement of Age or Gender
During the Accumulation Period. If the age of any person whose life or age a benefit provided under a guaranteed benefit has been misstated, any such benefit will be that which would have been purchased on the basis of the correct age. If that person would not have been eligible for that guaranteed benefit at the correct age, (i) the benefit will be rescinded; and (ii) any charges that were deducted for the benefit will be refunded and applied to the total account value of the policy.
We reserve the right to terminate the policy at any time if it discovers a misstatement or fraudulent representation of any information provided in connection with the issuance or ongoing administration of the policy.
After the Maturity Date. We may require proof of the annuitant’s or owner’s age and/or gender before any payments associated with any benefits are made. If the age or gender of the annuitant and/or owner has been misstated, we will change the payment associated with any benefits payable to that which the premium payments would have purchased for the correct age or gender. The dollar amount of any underpayment made by us shall be paid in full with the next payment due such person, beneficiary, or payee. The dollar amount of any overpayment made by us due to any misstatement shall be deducted from payments subsequently accruing to such person or beneficiary. Any underpayment or overpayment will include interest as specified in your policy, from the date of the wrong payment to the date of the adjustment. The age of the annuitant or owner may be established at any time by the submission of proof satisfactory to us.
Annuity Payment Options
During the lifetime of the annuitant and prior to the maturity date, the owner may choose an annuity payment option or change the election. If no election is made prior to the maturity date, annuity payments will be made under Payment Option D as Variable Life Income with 10 years of guaranteed payments. The default option may be restricted with respect to qualified policies.
Thirty days prior to the maturity date, we will mail to the owner a notice and a form upon which the owner can select allocation options for the annuity proceeds as of the maturity date. We reserve the right to limit transfers to once per year after the maturity date. If a variable annuity payment option is chosen, the owner must include in the written notice the subaccount allocation of the annuity proceeds as of the maturity date. If we do not receive that form or other written notice acceptable to us prior to the maturity date, the policies existing allocation options will remain in effect. The owner may also, prior to the maturity date, select or change the frequency of annuity payments, which may be monthly, quarterly, semi-annually or annually, provided that the annuity payment option and payment frequency provides for payments of at least $20 per period. If none of these is possible, a lump sum payment will be made.
Determination of the First Variable or Fixed Payment. The amount of the first variable or fixed annuity payment is determined by multiplying the annuity proceeds times the appropriate rate for the annuity option selected. The rates are based on the Society of Actuaries “Annuity 2000” (male, female, and unisex if required by law) Mortality Table with projection Scale G, and variable rates are based on a 5% effective annual assumed investment return. Neither expenses actually incurred, other than taxes on the investment return, nor mortality actually experienced, shall adversely affect the dollar amount of variable annuity payments after such payments have commenced.
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The amount of the first annuity payment depends upon the gender (if consideration of gender is allowed under state law) and adjusted age of the annuitant. The adjusted age is the annuitant’s actual age nearest birthday, at the maturity date, adjusted as follows:
Maturity Date	Adjusted Age
Before 2010	Actual Age
2010-2019	Actual Age minus 1
2020-2026	Actual Age minus 2
2027-2033	Actual Age minus 3
2034-2040	Actual Age minus 4
After 2040	As determined by the Company
This adjustment assumes an increase in life expectancy, and therefore it results in lower payments than without such an adjustment.
Determination of Additional Variable Payments. The amount of variable annuity payments after the first will increase or decrease according to the annuity unit value which reflects the investment experience of the selected subaccount(s). Each variable annuity payment after the first will be equal to the number of units attributable to the policy in each selected subaccount multiplied by the annuity unit value of that subaccount on the date the payment is processed. The number of such units is determined by dividing the first payment allocated to that subaccount by the annuity unit value of that subaccount on the date the first annuity payment is processed.
Death Benefit
Death of Owner. Federal tax law requires that if any owner (including any successor owner who has become a current owner) dies before the maturity date, then the entire value of the policy must generally be distributed within five years of the date of death of such owner. Special rules apply where (1) the spouse of the deceased owner is the sole beneficiary, (2) an owner is not a natural person and the primary annuitant dies or is changed, or (3) any owner dies after the maturity date. See TAX INFORMATION in the Prospectus for a detailed description of these rules. Other rules may apply to qualified policies.
If an owner (or a surviving joint owner) is not the annuitant and dies before the annuitant:
•
if no beneficiary is named and alive on the death report day, the owner’s estate will become the new owner. The cash value must be distributed within five years of the former owner’s death;
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if the sole beneficiary is alive and is the owner’s spouse, the policy will continue with the spouse as the new owner;
•
if the beneficiary is alive and is not the owner’s spouse, the beneficiary will become the new owner.
The cash value must be distributed either:
•
will be distributed in accordance with the applicable provisions of the Internal Revenue Code; or
•
over the lifetime of the new owner, if a natural person, with payments beginning within one year of the former owner’s death; or
•
over a period that does not exceed the life expectancy (as defined by the Code and regulations adopted under the Code) of the new owner, if a natural person, with payments beginning within one year of the former owner’s death.
To determine payments, we may use the “account-based” method under which we recalculate the amount of the payment each year by dividing the remaining unpaid proceeds by the beneficiary’s current life expectancy, with payments beginning within one year of the deceased owner’s death.
Death of Annuitant. Due proof of death of the annuitant is proof that the annuitant died prior to the commencement of annuity payments. Upon receipt of this proof and an election of a method of settlement and return of the policy, the death benefit generally will be paid within seven days, or as soon thereafter as we have sufficient information about the beneficiary(ies) to make the payment. The beneficiary may receive the amount payable in a lump sum cash benefit, or, subject to any limitation under any state or federal law, rule, or regulation, under one of the annuity payment options unless a settlement agreement is effective at an owner’s death preventing such election.
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If the annuitant who is not an owner dies during the accumulation period and an owner is a natural person other than the annuitant, then the owner will automatically become the annuitant and this policy will continue. In the event of joint owners, the younger joint owner will automatically become the new annuitant and this policy will continue. If the annuitant dies during the accumulation period and an owner is either (1) the same individual as the annuitant; or (2) other than a natural person, then the death benefit proceeds are payable to the beneficiary in a lump sum distribution.
Assuming no joint owners, if the annuitant who is an owner dies before the maturity date, and the sole beneficiary is not the deceased annuitant’s spouse who elects to continue the policy, (1) the death benefit must be distributed within five years of the date of the annuitant/deceased owner’s death, or (2) payments must begin no later than one year after the annuitant/deceased owner’s death and must be made (i) for the beneficiary’s lifetime or (ii) for a period certain (so long as any certain period does not exceed the beneficiary’s life expectancy). Payments may be made in accordance with the “account-based” method under which we recalculate the amount of the payment each year by dividing the remaining unpaid proceeds by the beneficiary’s current life expectancy, with payments beginning within one year of the deceased owner’s death. Death benefit proceeds which are not paid to or for the benefit of a natural person must be distributed within five years of the date of the annuitant/deceased owner’s death. If the sole beneficiary is the annuitant/deceased owner’s surviving spouse, such spouse may elect to continue the policy as the new annuitant and owner instead of receiving the death benefit (See TAX INFORMATION in the Prospectus). We will increase the annuity value as of the death report day to equal the death benefit proceeds as of the death report day, if greater.
If a beneficiary or joint owner elects to receive the death benefit proceeds under alternate payment option (1) or 2(ii) above, then we will: (a) allow surrenders and transfers among the subaccounts and the fixed account; (b) deduct the transfer fee from each transfer after the first 12 transfers during the policy year; (c) deduct the annual policy charge each policy year; and (d) not permit payment of the death benefit proceeds under the annuity provisions of the policy upon complete distribution.
The beneficiary may name a new beneficiary for payment of the death benefit proceeds. If the beneficiary dies during the distribution period, we will pay the remaining value of the policy first to the new beneficiary. If no new beneficiary is named, such payment will be made to the contingent beneficiary if named by the owner. If no new beneficiary or contingent beneficiary is named, such payment will be made to the beneficiary’s estate.
If there are joint owners, the annuitant is not an owner, and the one joint owner dies prior to the maturity date, the surviving joint owner as sole owner may surrender the policy at any time for the policy's cash value.
Beneficiary. The beneficiary designation in the application will remain in effect until changed. An owner may change the designated beneficiary(ies) during the annuitant’s lifetime by sending written notice to us at our Administrative Office. A beneficiary’s consent to such change is not required unless the beneficiary was irrevocably designated or law requires consent. (If an irrevocable beneficiary dies, an owner may then designate a new beneficiary). The change will take effect as of the date an owner signs the written notice. We will not be liable for any payment made before the written notice is received at our Administrative Office. Unless we receive written notice from an owner to the contrary, no beneficiary may assign any payments under the policy before such payments are due. To the extent permitted by law, no payments under the policy will be subject to the claims of any beneficiary’s creditors.
The discussion and the first set of examples below assume the Additional Earnings Rider is not included in the policy.
Adjusted Partial Surrender. A partial surrender will reduce the amount of your death benefit proceeds by an amount called the adjusted partial surrender. The reduction depends on the relationship between the death benefit proceeds and annuity value. The adjusted partial surrender is the amount of a partial surrender time the ratio of [(a) divided by (b)] where:
(a)	is the amount of the death benefit proceeds prior to the partial surrender; and
(b)	is the annuity value prior to the partial surrender.
The following examples describe the effect of surrender on the death benefit proceeds, and annuity value.
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EXAMPLE 1 (Assumed Facts for Example)
$75,000	current death benefit proceeds before surrender
$50,000	current annuity value before surrender
$75,000	current death benefit (larger of annuity value and death benefit proceeds)
6%	current surrender charge percentage
$15,000	requested partial surrender
$10,000	surrender charge free amount
$5,000	excess partial surrender – EPS (amount subject to surrender charge)
$319.15	surrender charge on EPS = 0.06 * (5,319.15)
$5,319.15	reduction in annuity value due to EPS = 5,000 + 319.15
$22,978.73	adjusted partial surrender = $15,319.15 * (75,000/50,000)
$52,021.27	new death benefit proceeds (after partial surrender) = 75,000 – 22,978.73
$34,680.82	New annuity value (after partial surrender) = 50,000 – 15,319.15
Summary:
Reduction in death benefit proceeds	=$22,978.73
Reduction in annuity value	=$15,319.15
NOTE: The death benefit proceeds is reduced more than the annuity value since the death benefit proceeds was greater than the annuity value just prior to the partial surrender.
EXAMPLE 2 (Assumed Facts for Example)
$50,000	current death benefit proceeds before surrender
$75,000	current annuity value before surrender
$75,000	current death benefit (larger of annuity value and death benefit proceeds)
6%	current surrender charge percentage
$15,000	requested partial surrender
$11,250	surrender charge free amount
$3,750	excess partial surrender – EPS (amount subject to surrender charge)
$293.36	surrender charge on EPS = 0.06 * (3,989.36)
$3,989.36	reduction in annuity value due to EPS = 3,750 + 239.36
$15,239.36	adjusted partial surrender = $15,239.36 * (75,000/50,000)
$34,760.64	new death benefit proceeds (after partial surrender) = 50,000 – 15,239.36
$59,760.64	New annuity value (after partial surrender) = 75,000 –11,250 –3,989.36
Summary:
Reduction in death benefit proceeds	=$15,239.36
Reduction in annuity value	=$15,239.36
NOTE: The death benefit proceeds and annuity value are reduced by the same amount since the annuity value was higher than the death benefit proceeds just prior to the partial surrender.
Additional Earnings Rider. The following examples illustrate the additional death benefit payable under the Additional Earnings Rider, as well as the effect of a withdrawal on the Additional Earnings Rider Amount.
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Example 1 – Basic Additional Earnings Rider Example, with no additional Premium Payments or surrenders
Assumed Facts for Example:
Rider Issue Age = 60
Additional Earnings Factor (AEF) = 40%
Rider Earnings Limit (REL) = 250%
At Rider Issue:
$1,000,000	Maximum Rider Benefit (MRB)
$40,000.00	Rider Base at issue (RBI (equal to the greater of the death benefit proceeds on the Rider Date or the Annuity Value on that date)

At Death:
$75,000.00	Death Benefit Proceeds (DBP)
$35,000.00	Rider Earnings (RE) = DBP – RBI = 75,000 –40,000
$14,000.00	Additional Earnings Rider Amount = lesser of: RE * AEF = 35,000 * 40% = 14,000 or REL * RBI * AEF = 250% * 40,000 *40% = 40,000 or MRB = 1,000 000
Example 2 –Additional Earnings Rider Example, showing the effect of surrender
Assumed Facts for Example:
Rider Issue Age = 60
Additional Earnings Factor (AEF) = 40%
Rider Earnings Limit (REL) = 250%
At Rider Issue:
$1,000,000	Maximum Rider Benefit (MRB)
$40,000.00	Rider Base at issue (RBI (equal to the greater of the death benefit proceeds on the Rider Date or the Annuity Value on that date)

At Surrender:
$50.000.00	Annuity Value before surrenders (AV)
$15,000.00	Surrender (PW) (including surrender charges)
$12,000.00	Surrender Adjustment to Base (WAB) = PW * RBI / AV = 15,000 * 40,000 / 50,000
$28,000.00	Rider Base after surrender (RB = RBI – WAB = 40,000 –12,000

At Death:
$70,000.00	Death Benefit Proceeds (DBP)
$42,000.00	Rider Earnings (RE) = DBP – RB = 70,000 –28,000
$16,800.00	Additional Earnings Rider Amount = lesser of: RE * AEF = 42,000 * 40% = 16,800 or REL * RBI * AEF = 250% * 28,000 *40% = 28,000 or MRB = 1,000 000
Assignment
During the annuitant’s lifetime and prior to the maturity date (subject to any irrevocable beneficiary’s rights) the owner may assign any rights or benefits provided by a nonqualified policy. The assignment of a policy will be treated as a distribution of the annuity value for federal tax purposes. Any assignment must be made in writing and accepted by us. An assignment will be effective as of the date the request is received at our Administrative Office and is accepted by us. We assume no liability for any payments made or actions taken before a change is accepted and shall not be responsible for the validity or effect of any assignment.
With regard to qualified policies, any assignment may be subject to restrictions, penalties, taxation as a distribution, or even prohibition under the Code, and must be permitted under the terms of the underlying retirement plan.
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Proof of Age, Gender and Survival
We may require proper proof of age and gender of any annuitant or joint annuitant prior to making the first annuity payment. Prior to making any payment, we may require proper proof that the annuitant or joint annuitant is alive and legally qualified to receive such payment. If required by law to ignore differences in gender of any payee, annuity payments will be determined using unisex rates.
Non-Participating
The policy will not share in the Company’s surplus earnings; no dividends will be paid.
Employee and Agent Purchases
The policy may be acquired by an employee or registered representative of any broker/dealer authorized to sell the policy or their spouse or minor children, or by an officer, director, trustee or bona-fide full-time employee of ours or our affiliated companies or their spouse or minor children. In such a case, we in our discretion, may credit an amount equal to a percentage of each premium payment to the policy due to lower acquisition costs we experience on those purchases. We may offer, in our discretion, certain employer sponsored savings plans, reduced fees and charges including, but not limited to, the surrender charge and the annual policy charge for certain sales under circumstances which may result in savings of certain costs and expenses. In addition, there may be other circumstances of which we are not presently aware which could result in reduced sales or distribution expenses. Credits to the policy or reductions in these fees and charges will not be unfairly discriminatory against any owner.
INVESTMENT EXPERIENCE
Accumulation Units
Allocations of a premium payment directed to a subaccount are credited in the form of accumulation units. Each subaccount has a distinct accumulation unit value. The number of units credited is determined by dividing the premium payment or amount transferred to the subaccount by the accumulation unit value of the subaccount as of the end of the valuation period during which the allocation is made. For each subaccount, the accumulation unit value for a given business day is based on the net asset value of a share of the corresponding portfolio of the underlying fund portfolio less any applicable charges or fees.
Upon allocation to the selected subaccount, premium payments are converted into accumulation units of the subaccount. The number of accumulation units to be credited is determined by dividing the dollar amount allocated to each subaccount by the value of an accumulation unit for that subaccount as next determined after the premium payment is received at the Administrative Office or, in the case of the initial premium payment, when the enrollment form is completed, whichever is later. The value of an accumulation unit for each subaccount was arbitrarily established at $1 at the inception of each subaccount. Thereafter, the value of an accumulation unit is determined as of the close of trading on each day the New York Stock Exchange is open for business.
An index (the “net investment factor”) which measures the investment performance of a subaccount during a valuation period, is used to determine the value of an accumulation unit for the next subsequent valuation period. The net investment factor may be greater or less than or equal to one; therefore, the value of an accumulation unit may increase, decrease, or remain the same from one valuation period to the next. You bear this investment risk. The net investment performance of a subaccount and deduction of certain charges affect the accumulation unit value.
The net investment factor for any subaccount for any valuation period is determined by dividing (A + B - C) by (D) and subtracting (E) from the result, where the net result of:
A
the net asset value per share of the shares held in the subaccount determined at the end of the current valuation period, plus
B
the per share amount of any dividend or capital gain distribution made with respect to the shares held in the subaccount if the ex-dividend date occurs during the current valuation period, plus or minus
C
a per share credit or charge for any taxes determined by us to have resulted during the valuation period from the investment operations of the subaccount;
D
is the net asset value per share of the shares held in the subaccount determined as of the end of the immediately preceding valuation period; and
E
is an amount representing the separate account charge and any optional benefit fees, if applicable.
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Illustration of Separate Account Accumulation Unit Value Calculations
Formula and Illustration for Determining the Net Investment Factor
Net Investment Factor =	(A + B - C)	- E
D

Where:
A =	The net asset value of an underlying fund portfolio share as of the end of the current valuation period.
Assume A = $11.57
B =	The per share amount of any dividend or capital gains distribution since the end of the immediately preceding valuation period.
Assume B = 0
C =	The per share charge or credit for any taxes reserved for at the end of the current valuation period.
Assume C = 0
D =	The net asset value of an underlying fund portfolio share at the end of the immediately preceding valuation period.
Assume D = $11.40
E =
The daily deduction for the mortality and expense risk fee and the administrative charge, and any optional benefit fees, if applicable. Assume E totals 1.65% on an annual basis; On a daily basis, this equals 0.000044838.

Then, the net investment factor =	(11.57 + 0 – 0)	- 0.000044838 = Z = 1.014867443
(11.40)
Formula for Determining Accumulation Unit Value
Accumulation Unit Value = A * B
Where:
A =	The accumulation unit value for the immediately preceding valuation period.
Assume A = $X
B =	The net investment factor for the current valuation period.
Assume B = Y
Then, the accumulation unit value = $X * Y = $Z
Annuity Unit Value and Annuity Payment Rates
The amount of variable annuity payments will vary with annuity unit values. Annuity unit values rise if the net investment performance of the subaccount (that is, the portfolio performance minus subaccount fees and charges including the separate account annuitization charge that will equal an annual rate of 1.40%) exceeds the assumed investment return of 5% annually. Conversely, annuity unit values fall if the net investment performance of the subaccount is less than the assumed rate. The value of a variable annuity unit in each subaccount was established at $10 on the date operations began for that subaccount. The value of a variable annuity unit on any subsequent business day is equal to A multiplied by B multiplied by C, where:
A
is the variable annuity unit value for the subaccount on the immediately preceding business day;
B
is the net investment factor for that subaccount for the valuation period; and
C
is the assumed investment return adjustment factor for the valuation period.
The assumed investment return adjustment factor for the valuation period is the product of discount factors of .99986634 per day to recognize the 5% effective annual assumed investment return. The valuation period is the period from the close of the immediately preceding business day to the close of the current business day.
The net investment factor for the policy used to calculate the value of a variable annuity unit in each subaccount for the valuation period is determined by dividing (i) by (ii) and subtracting (iii) from the result, where:
(i)
is the result of:
(1)
the net asset value of a fund share held in that subaccount determined at the end of the current valuation period; plus
(2)
the per share amount of any dividend or capital gain distributions made by the fund for shares held in that subaccount if the ex-dividend date occurs during the valuation period; plus or minus
(3)
a per share charge or credit for any taxes reserved for, which we determine to have resulted from the investment operations of the subaccount.
12

(ii)
is the net asset value of a fund share held in that subaccount determined as of the end of the immediately preceding valuation period.
(iii)
is a factor representing the separate account annuitization charge. This factor is equal, on an annual basis, to 1.40% of the daily net asset value of the portfolio share held in that subaccount.
The dollar amount of subsequent variable annuity payments will depend upon changes in applicable annuity unit values.
The annuity payment rates generally vary according to the annuity option elected and the gender and adjusted age of the annuitant at the maturity date. See ANNUITY PAYMENT OPTIONS – Determination of the First Variable and Fixed Payment, which contains a table for determining the adjusted age of the annuitant.
Calculations for Annuity Unit
Value and Variable Annuity Payments
Formula for Determining Annuity Unit Value
Annuity Unit Value = A * B * C
Where:
A =	Annuity unit value for the immediately preceding valuation period.
Assume A = $X
B =	Net investment factor for the valuation period for which the annuity unit value is being calculated.
Assume B = Y
C =	A factor to neutralize the annual assumed investment return of 5% built into the Annuity Tables used.
Assume C = Z
Then, the annuity unit value is: $X * Y * Z = $Q
Formula for Determining Amount of
First Monthly Variable Annuity Payment
First monthly variable annuity payment =	A * B
$1,000

Where:
A =	The adjusted policy value as of the maturity date.
Assume A = $X
B =	The annuity purchase rate per $1,000 of adjusted policy value based upon the option selected, the gender and adjusted age of the annuitant according to the tables contained in the policy.
Assume B = $Y

Then, the first monthly variable annuity payment =	$X * $Y	= $Z
1,000
Formula for Determining the Number of Annuity Units
Represented by Each Monthly Variable Annuity Payment
Number of annuity units =	A
B

Where:
A =	The dollar amount of the first monthly variable annuity payment.
Assume A = $X
B =	The annuity unit value for the valuation date on which the first monthly payment is due.
Assume B = $Y

Then, the number of annuity units =	$X	= Z
$Y
13

HISTORICAL PERFORMANCE DATA
Money Market Yields
Yield. The yield quotation set forth in the prospectus for the TA BlackRock Government Money Market subaccount is for the seven days ended on the date of the most recent balance sheet of the separate account included in the registration statement, and is computed by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one unit in the TA BlackRock Government Money Market subaccount at the beginning of the period, subtracting a hypothetical charge reflecting deductions from owner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7) with the resulting figure carried to at least the nearest hundredth of one percent.
Effective Yield. - The effective yield quotation for the TA BlackRock Government Money Market subaccount set forth in the prospectus is for the seven days ended on the date of the most recent balance sheet of the separate account included in the registration statement. The effective yield is computed by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing subaccount having a balance of one unit in the TA BlackRock Government Money Market subaccount at the beginning of the period. A hypothetical charge, reflecting deductions from owner accounts, is subtracted from the balance. The difference is divided by the value of the subaccount at the beginning of the base period to obtain the base period return, which is then compounded by adding 1. Next, the sum is raised to a power equal to 365 divided by 7, and 1 is subtracted from the result. The following formula describes the computation:
EFFECTIVE YIELD = ({BASE PERIOD RETURN + 1} 365/7) – 1
The effective yield is shown at least to the nearest hundredth of one percent.
Hypothetical Charge. - For purposes of the yield and effective yield computations, the hypothetical charge reflects all fees and charges that are charged to all owner accounts in proportion to the length of the base period, including the annual policy charge. The yield and effective yield quotations do not reflect any deduction for premium taxes or transfer charges that may be applicable to a particular policy, nor do they reflect the surrender charge that may be assessed at the time of surrender in an amount ranging up to 7% of the requested surrender amount. Nor do the yield and effective yield calculations take into account the surrender charges imposed under the policy or the charges for any optional riders. The specific surrender charge percentage applicable to a particular surrender depends on the length of time premium payments have been held under the policy and whether surrenders have been made previously during that policy year. (See EXPENSES - Surrender Charge of the prospectus.) No fees or sales charges are assessed upon annuitization under the policies, except premium taxes. Realized gains and losses from the sale of securities, and unrealized appreciation and depreciation of assets held by the TA BlackRock Government Money Market subaccount and the fund are excluded from the calculation of yield. The calculation of yield (which is based on the performance of the Initial Class of shares for the Transamerica Aegon Government Money Market VP of the Transamerica Series Trust that were held by the subaccount) has been adjusted to reflect the deduction of the 12b-1 fee for the Service Class shares of that portfolio.
The yield on amounts held in the TA BlackRock Government Money Market subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The TA BlackRock Government Money Market subaccount actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Transamerica BlackRock Government Money Market VP, the types and quality of portfolio securities held by the Transamerica BlackRock Government Money Market VP and its operating expenses. Because of the charges and deductions imposed under a policy, the yield for the TA BlackRock Government Money Market subaccount will be lower than the yield for the corresponding money market portfolio.
Total Returns
The total return quotations set forth in the prospectus for all subaccounts, except the TA BlackRock Government Money Market subaccount, holding assets for the policies during the accumulation period are average annual total return quotations for the one, five, and ten-year periods (or, if a subaccount has been in existence for a period of less than one, five or ten years, for such lesser period) ended on the date of the most recent balance sheet of the separate account, and for the period from the first date any subaccount investing in an underlying portfolio commenced operations until the aforesaid date. The quotations are computed by determining the average annual compounded rates of return over the relevant periods that would equal the initial amount invested to the ending redeemable value, adjusted to reflect current subaccount charges, according to the following formula:
14

P (1 + T)N = ERV
Where:
T	=	The average annual total return net of subaccount recurring charges.
ERV	=	The ending redeemable value of the hypothetical account at the end of the period.
P	=	A hypothetical initial payment of $1,000.
N	=	The number of years in the period.
For purposes of the total return quotations for all of the subaccounts, except the TA BlackRock Government Money Market subaccount, the calculations take into account all current fees that are charged under the policy to all owner accounts during the accumulation period except the charge for the optional Additional Earnings Rider. Such fees include the mortality and expense risk charge, the administrative charge, and the annual policy charge. The calculations also assume a complete surrender as of the end of the particular period; therefore, the surrender charge is deducted. The calculations do not reflect any deduction for premium taxes or any transfer or surrender charges that may be applicable to a particular policy.
Other Performance Data
We may present the total return data stated in the prospectus on a non-standardized basis. This means that the data will not be reduced by the surrender charge under the policy and that the data may be presented for different time periods and for different premium payment amounts. Non-standardized performance data will only be disclosed if standardized performance data for the required periods is also disclosed.
We may also disclose cumulative total returns and average annual compound rates of return (T) for the subaccounts based on the inception date of the subaccounts investing in the underlying portfolios. We calculate cumulative total returns according to the following formula:
(1 + T)n - 1
Where:
T and n are the same values as above
In addition, we may present historic performance data for the portfolios since their inception reduced by some or all of the fees and charges under the policy. Such adjusted historic performance includes data that precedes the inception dates of the subaccounts. This data is designed to show the performance that would have resulted if the policy had been in existence during that time.
For instance, we may disclose average annual total returns for the portfolios reduced by some or all fees and charges under the policy, as if the policy had been in existence. Such fees and charges include the mortality and expense risk charge, the administrative charge, and the annual policy charge. Such data may or may not assume a complete surrender of the policy at the end of the period. The charge for the optional Additional Earnings Rider will not be deducted.
Advertising and Sales Literature
From time to time we may refer to the diversifying process of asset allocation based on the Modern Portfolio Theory developed by Nobel Prize winning economist Harry Markowitz. The basic assumptions of Modern Portfolio Theory are: (1) the selection of individual investments has little impact on portfolio performance, (2) market timing strategies seldom work, (3) markets are efficient, and (4) portfolio selection should be made among asset classes. Modern Portfolio Theory allows an investor to determine an efficient portfolio selection that may provide a higher return with the same risk or the same return with lower risk.
When presenting the asset allocation process we may outline the process of personal and investment risk analysis including determining individual risk tolerances and a discussion of the different types of investment risk. We may classify investors into four categories based on their risk tolerance and will quote various industry experts on which types of investments are best suited to each of the four risk categories. The industry experts quoted may include Ibbotson Associates, CDA Investment Technologies, Lipper Analytical Services and any other expert which has been deemed by us to be appropriate. We may also provide an historical overview of the performance of a variety of investment market indices, the performance of these indices over time, and the performance of different asset classes, such as stocks, bonds, cash equivalents, etc. We may also discuss investment volatility including the range of returns for different asset classes and over different time horizons, and the correlation between the returns of different asset classes. We may also discuss the basis of portfolio optimization including the required inputs and the construction of efficient portfolios using sophisticated computer-based techniques. Finally, we may describe various investment strategies and methods of implementation, the periodic rebalancing of diversified portfolios, the use of dollar cost averaging techniques, a comparison of the tax impact of premium payments made on a “before tax” basis through a tax-qualified plan with those made on an “after tax” basis outside of a tax-qualified plan, and a comparison of tax-deferred versus non tax-deferred accumulation of premium payments.
15

As described in the prospectus, in general, an owner is not taxed on increases in value under a policy until a distribution is made under the policy. As a result, the policy will benefit from tax deferral during the accumulation period, as the annuity value may grow more rapidly than under a comparable investment where certain increases in value are taxed on a current basis. From time to time, we may use narrative, numerical or graphic examples to show hypothetical benefits of tax deferral in advertising and sales literature.
services
We perform administrative services for the policies. These services include issuance of the policies, maintenance of records concerning the policies, and certain valuation services.
RECORDS AND REPORTS
All records and accounts relating to the separate account will be maintained by us. As presently required by the 1940 Act, as amended, and regulations promulgated thereunder, we will mail to all owners at their last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. Owners will also receive confirmation of each financial transaction and any other reports required by law or regulation. However, for certain routine transactions (for example, regular monthly premiums deducted from your checking account, or regular annuity payments we send to you) you may only receive quarterly confirmations.
DISTRIBUTION OF THE POLICIES
TCI serves as principal underwriter for the policies. TCI's home office is located at 1801 California St. Suite 5200 Denver, Colorado 80202. TCI is an affiliate of Transamerica Life Insurance Company and, like TPLIC is an indirect, wholly owned subsidiary of Aegon USA. TCI is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and is a member of Financial Industry Regulatory Authority (“FINRA”). TCI is not a member of the Securities Investor Protection Corporation.
The policies were offered to the public through sales representatives of broker-dealers (“selling firms”) that have entered into selling agreements with us and with TCI. Sales representatives with these selling firms are appointed as our insurance agents.
During fiscal years 2023, 2022, and 2021, $2,990,834, $577,190, and $149,065, respectively, were paid to TCI. TCI passed through commissions it received to selling firms for their sales and did not retain any portion of them. We and our affiliates provide paid-in capital to TCI and pay for TCI’s operating and other expenses, including overhead, legal and accounting fees.
We and/or TCI or another affiliate may pay certain selling firms additional cash amounts for: (1) marketing allowances, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other sales expenses of the selling firms. We and/or TCI may make bonus payments to certain selling firms based on aggregate sales or persistency standards. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms. Differences in compensation paid to a selling firm or its sales representatives for selling one product over another may create conflicts of interest for such firms or its sales representatives.
CUSTODY OF ASSETS
We hold assets of each of the subaccounts. The assets of each of the subaccounts are segregated and held separate and apart from the assets of the other subaccounts and from our general account assets. We maintain records of all purchases and redemptions of shares of the underlying fund portfolios held by each of the subaccounts. Additional protection for the assets of the separate account is afforded by our fidelity bond, presently in the amount of $5,000,000, covering the acts of our officers and employees.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The statutory-basis financial statements and supplementary information of Transamerica Life Insurance Company as of December 31, 2023 and December 31, 2022 and for each of the three years in the period ended December 31, 2023 have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
16

The financial statements of each of the subaccounts of WRL Series Annuity Account as of December 31, 2023 and for each of the two years in the period ended December 31, 2023, incorporated by reference to the Form N-VPFS dated April 19, 2024 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
FINANCIAL STATEMENTS
All required statutory financial statements are included in Part B of this Registration Statement. Required WRL Series Annuity Account financial statements are incorporated by reference to N-VPFS (811-05672) filed on April 19, 2024.
The values of Your interest in the Separate Account will be affected solely by the investment results of the selected Subaccount(s). The statutory-basis financial statements and schedules of Transamerica Life Insurance Company should be considered only as bearing on our ability to meet our obligations under the policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.
17

FINANCIAL STATEMENTS – STATUTORY BASIS

AND SUPPLEMENTARY INFORMATION

Transamerica Life Insurance Company

Years Ended December 31, 2023, 2022 and 2021

Transamerica Life Insurance Company

Financial Statements – Statutory Basis

and Supplementary Information

Years Ended December 31, 2023, 2022 and 2021

Report of Independent Auditors

To the Board of Directors of Transamerica Life Insurance Company

Opinions

We have audited the accompanying statutory basis financial statements of Transamerica Life Insurance Company (the “Company”), which comprise the balance sheets – statutory basis as of December 31, 2023 and 2022, and the related statements of operations - statutory basis, of changes in capital and surplus - statutory basis, and of cash flow - statutory basis for each of the three years in the period ended December 31, 2023, including the related notes and summary of investments - other than investments in related parties at December 31, 2023, supplementary insurance information at December 31, 2023 and 2022 and for the years ended December 31, 2023, 2022 and 2021, and reinsurance at December 31, 2023 and 2022 and for the years ended December 31, 2023, 2022 and 2021 listed in the accompanying index (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2023 and 2022 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2023, in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2023 and 2022, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2023.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Iowa Insurance Division, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606

T: (312) 298 2000, www.pwc.com/us

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.
●

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/PricewaterhouseCoopers LLP

Chicago, Illinois

April 11, 2024

Transamerica Life Insurance Company

Balance Sheets – Statutory Basis

(Dollars in Millions)

	December 31
	2023	2022

Admitted assets
Cash, cash equivalents and short-term investments	$3,305	$2,420
Bonds	46,351	51,131
Preferred stocks	59	61
Common stocks	3,877	3,251
Mortgage loans on real estate	9,409	9,270
Real estate	41	44
Policy loans	2,109	2,028
Securities lending reinvested collateral assets	2,292	2,115
Derivatives	1,143	2,339
Receivable for derivative cash collateral	361	981
Other invested assets	3,395	2,964

Total cash and invested assets	72,342	76,604

Accrued investment income	626	716
Premiums deferred and uncollected	151	169
Net deferred income tax asset	772	739
Variable annuity reserve hedge offset deferral	445	380
Other assets	1,649	1,596
Separate account assets	98,852	91,494

Total admitted assets	$174,837	$171,698

Liabilities and capital and surplus
Aggregate reserves for policies and contracts	$52,496	$57,956
Policy and contract claim reserves	983	1,098
Liability for deposit-type contracts	717	766
Other policyholders’ funds	46	42
Transfers from separate accounts due or accrued	(421)	(510)
Funds held under reinsurance treaties	7,480	3,042
Asset valuation reserve	1,302	1,111
Interest maintenance reserve	—	407
Derivatives	1,214	3,629
Payable for collateral under securities loaned and other transactions	3,098	2,271
Borrowed money	1,738	3,107
Other liabilities	1,414	1,622
Separate account liabilities	98,852	91,494

Total liabilities	168,919	166,035

Total capital and surplus	5,918	5,663

Total liabilities and capital and surplus	$174,837	$171,698

See accompanying notes.

Transamerica Life Insurance Company

Statements of Operations – Statutory Basis

(Dollars in Millions)

	Year Ended December 31
	2023	2022	2021

Revenues
Premiums and other considerations	$9,516	$19,813	$14,482
Net investment income	3,597	3,297	3,191
Commissions and expense allowances on reinsurance ceded	329	1,075	187
Reserve adjustment on reinsurance ceded	(139)	(147)	(260)
Consideration received on reinsurance recapture and novations	140	210	963
Fee revenue and other income	2,119	1,982	2,259

Total revenue	15,562	26,230	20,822

Benefits and expenses
Death benefits	2,433	2,650	2,928
Annuity benefits	1,466	1,552	1,798
Accident and health benefits	1,046	1,021	945
Surrender benefits	14,692	20,498	18,145
Other benefits	257	244	292
Net increase (decrease) in reserves	(5,482)	6,563	942
Commissions	1,343	1,688	1,375
Taxes, licenses and fees	163	153	180
Funds withheld ceded investment income	95	98	131
Net transfers to (from) separate accounts	(4,801)	(10,952)	(8,881)
IMR adjustment due to reinsurance	248	(432)	(43)
General insurance expenses and other	1,291	1,198	1,107

Total benefits and expenses	12,751	24,281	18,919

Gain (loss) from operations before dividends and federal income taxes	2,811	1,949	1,903
Dividends to policyholders	8	10	10

Gain (loss) from operations before federal income taxes	2,803	1,939	1,893
Federal income tax (benefit) expense	75	(80)	(185)

Net gain (loss) from operations	2,728	2,019	2,078
Net realized capital gains (losses), after tax and amounts transferred to interest maintenance reserve	(1,999)	(4,211)	(1,924)

Net income (loss)	$729	$(2,192)	$154

See accompanying notes.

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Millions)

	Common Stock	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus

Balance at January 1, 2021	$7	$4,562	$(145)	$3,686	$8,110
Net income (loss)	—	—	—	154	154
Change in net unrealized capital gains/losses, net of taxes	—	—	(105)	555	450
Change in net deferred income tax asset	—	—	—	123	123
Change in nonadmitted assets	—	—	—	(73)	(73)
Change in reserve on account of change valuation basis	—	—	—	(60)	(60)
Cumulative effect of changes in accounting principle	—	—	—	(15)	(15)
Change in asset valuation reserve	—	—	—	(52)	(52)
Change in surplus as a result of reinsurance	—	—	—	(256)	(256)
Dividends to stockholders	—	—	—	(761)	(761)
Distribution of affiliate stock	—	—	—	(339)	(339)
Other changes - net	—	3	—	(7)	(4)

Balance at December 31, 2021	$7	$4,565	$(250)	$2,955	$7,277
Net income (loss)	—	—	—	(2,192)	(2,192)
Change in net unrealized capital gains/losses, net of taxes	—	—	630	384	1,014
Change in net deferred income tax asset	—	—	—	702	702
Change in nonadmitted assets	—	—	—	(834)	(834)
Change in reserve on account of change valuation basis	—	—	—	641	641
Change in asset valuation reserve	—	—	—	139	139
Change in surplus as a result of reinsurance	—	—	—	(871)	(871)
Capital contribution	—	100	—	—	100
Dividends to stockholders	—	—	—	(425)	(425)
Other changes - net	—	(1)	—	113	112

Balance at December 31, 2022	$7	$4,664	$380	$612	$5,663

Continued on next page.

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Millions)

	Common Stock	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus

Balance at December 31, 2022	$7	$4,664	$380	$612	$5,663
Net income (loss)	—	—	—	729	729
Change in net unrealized capital gains/losses, net of taxes	—	—	136	1,148	1,284
Change in net deferred income tax asset	—	—	—	149	149
Change in nonadmitted assets	—	—	—	(417)	(417)
Change in asset valuation reserve	—	—	—	(191)	(191)
Change in surplus as a result of reinsurance	—	—	—	(435)	(435)
Dividends to stockholders	—	—	—	(858)	(858)
Other changes - net	—	8	—	(14)	(6)

Balance at December 31, 2023	$7	$4,672	$516	$723	$5,918

See accompanying notes.

Transamerica Life Insurance Company

Statements of Cash Flow – Statutory Basis

(Dollars in Millions)

	Year Ended December 31
	2023	2022	2021

Operating activities
Premiums and annuity considerations	$13,933	$14,606	$15,975
Net investment income	3,580	3,146	3,105
Other income	1,940	2,251	2,025
Benefit and loss related payments	(19,702)	(26,105)	(24,040)
Net transfers from separate accounts	4,842	11,122	9,042
Commissions and operating expenses	(2,787)	(2,771)	(2,799)
Dividends paid to policyholders	(5)	(6)	(6)
Federal income taxes (paid) received	18	204	148

Net cash provided by (used in) operating activities	$1,819	$2,447	$3,450

Investing activities
Proceeds from investments sold, matured or repaid	$8,889	$10,356	$12,231
Costs of investments acquired	(8,332)	(10,957)	(14,040)
Net change in policy loans	(81)	(35)	51

Net cash provided by (used in) investing activities	$476	$(636)	$(1,758)

Financing and miscellaneous activities
Capital and paid in surplus received (returned)	$6	$101	$2
Dividends to stockholders	(858)	(425)	(761)
Net deposits (withdrawals) on deposit-type contracts	(45)	(67)	(143)
Net change in borrowed money	(1,354)	(777)	385
Net change in funds held under reinsurance treaties	43	41	74
Net change in payable for collateral under securities lending and other transactions	828	(42)	(443)
Other cash (applied) provided	(30)	(348)	(512)

Net cash provided by (used in) financing and miscellaneous activities	$(1,410)	$(1,517)	$(1,398)

Net increase (decrease) in cash, cash equivalents and short-term investments	885	294	294

Cash, cash equivalents and short-term investments:
Beginning of year	2,420	2,126	1,832

End of year	$3,305	$2,420	$2,126

See accompanying notes.

Transamerica Life Insurance Company

Statements of Cash Flow (supplemental) – Statutory Basis

(Dollars in Millions)

	Year Ended December 31
Supplemental disclosures of cash flow information	2023	2022	2021

Non-cash activities during the year not included in the Statutory Statements of Cash Flows:

Receipt of bonds, other invested assets and interest related to affiliated reinsurance treaty	$792	$4,706	$—
Increase of funds withheld related to affiliated reinsurance agreement	(4,394)	—	—
Release of funds withheld related to affiliated reinsurance recaptures	—	42	963
Release of reinsurance payable related to affiliate reinsurance recapture	—	22	—
Assets transfer in for amended reinsurance treaty	—	—	47
Distribution of affiliate stock	—	—	(339)
Receipt (transfer) of assets related to nonaffiliated reinsurance	—	—	(1,527)

See accompanying notes.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31, 2023

1.  Organization and Nature of Business

Transamerica Life Insurance Company (the Company) is a stock life insurance company domiciled in the State of Iowa, and is owned by Commonwealth General Corporation (CGC). CGC is an indirect, wholly-owned subsidiary of Aegon Ltd., a holding company organized under the laws of Bermuda.

Nature of Business

The Company sells individual life insurance, including indexed universal life, whole life, term life, and final expense whole life. It also sells variable and registered index-linked annuities. In addition, the Company offers supplemental health insurance, group life insurance, group annuity contracts and stable value solutions. The Company is licensed in 49 states and the District of Columbia, Guam, Puerto Rico, and US Virgin Islands. Sales of the Company’s products are primarily through a network of independent agents and broker-dealers, affiliated agencies, and financial institutions.

2.  Basis of Presentation and Summary of Significant Accounting Policies

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Iowa Insurance Division (IID), which differ from accounting principles generally accepted in the United States of America (GAAP).

The IID recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Iowa Insurance Law. The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed practices by the State of Iowa. Prescribed statutory accounting practices include state laws and regulations. Permitted statutory accounting practices encompass accounting practices that are not prescribed. The Commissioner of Insurance has the right to permit specific practices that deviate from prescribed practices.

The following is a summary of the accounting practices permitted and prescribed by the IID and reflected in the Company’s financial statements which differs from NAIC SAP:

The State of Iowa has adopted a prescribed accounting practice that differs from that found in the NAIC SAP related to credit for reinsurance. As prescribed by Iowa Administrative Code 191-5.33 (10)(d), the Commissioner has deemed the book value of assets held in a comfort trust as acceptable security for purposes of taking reserve credit for liabilities ceded to an unauthorized reinsurer while it seeks reciprocal jurisdiction status. Under Statement of Statutory Accounting Principles (SSAP) No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, the market value of trust assets is considered allowable security. Reciprocal jurisdiction status was granted in 2023.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The State of Iowa has adopted a prescribed accounting practice that differs from that found in the NAIC SAP related to the reported value of the assets supporting the Company’s guaranteed separate accounts. As prescribed by Iowa Administrative Code 508A.1.4, the Commissioner found that the Company is entitled to value the assets of the guaranteed separate account at amortized cost, whereas the assets would be required to be reported at fair value under SSAP No. 56, Separate Accounts, of the NAIC SAP. There is no impact to the Company’s income or surplus as a result of utilizing this prescribed practice.

The State of Iowa has adopted a prescribed accounting practice that differs from that found in the NAIC SAP related to the reported value of assets supporting the Company’s registered index linked annuity (RILA). In accordance with Iowa Administrative Code 508A.1.4, the Commissioner found that the Company is entitled to use book value accounting treatment for separate account investments backing the Company’s RILA, whereas the assets would be required to be reported at fair value under SSAP No. 56 of the NAIC SAP. There is no impact to the Company’s income or surplus as a result of utilizing this prescribed practice.

Pursuant to Iowa Administrative Code 521A.5(1)c, the State of Iowa has allowed a permitted accounting practice that differs from that found in NAIC SAP related to the valuation of a foreign insurance subsidiary, controlled and affiliated (SCA) entity. With the explicit permission of the IID, the Company values Transamerica Life (Bermuda) Ltd. (TLB), a foreign SCA, in accordance with SSAP No. 97, Subsidiary, Controlled and Affiliated Entities, paragraph 8.b.i, as a U.S. insurance SCA entity at its underlying audited U.S. statutory equity. Absent this permitted practice, TLB would be valued in accordance with SSAP No. 97, paragraph 8.b.iv, as a foreign insurance SCA at its audited foreign statutory basis financial statements with certain adjustments. In addition, for Risk Based Capital (RBC) calculation purposes, this entity is categorized on page LR042 with Category 2 - Direct U.S. Life Subsidiaries.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

A reconciliation of the Company’s net income (loss) and capital and surplus between NAIC SAP and practices prescribed and permitted by the State of Iowa is shown below:

	SSAP #	F/S Page	F/S Line	2023	2022	2021

Net income (loss), State of Iowa basis	XXX	XXX	XXX	$729	$(2,192)	$154
State prescribed practices that are an increase(decrease) from NAIC SAP:
None				—	—	—
State permitted practices that are an increase(decrease) from NAIC SAP:
None				—	—	—

Net income (loss), NAIC SAP	XXX	XXX	XXX	$729	$(2,192)	$154

Statutory surplus, state of Iowa basis	XXX	XXX	XXX	$5,918	$5,663	$7,277
State prescribed practices that are an increase(decrease) from NAIC SAP:
Comfort trust	61	3	1	—	263	—
State permitted practices that are an increase(decrease) from NAIC SAP:
TLB valuation	97	2	2.2	47	72	—

Statutory surplus, NAIC SAP	XXX	XXX	XXX	$5,871	$5,328	$7,277

Use of Estimates

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The effects of the following variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material. Significant accounting policies and variances from GAAP are as follows:

Investments

Investments in bonds, except those to which the Securities Valuation Office (SVO) of the NAIC has ascribed a NAIC designation of 6, are reported at amortized cost using the interest method. Bonds containing call provisions, except make-whole call provisions, are amortized to the call or maturity value/date which produces the lowest asset value, often referred to as yield-to-worst method. Bonds ascribed a NAIC designation of 6 are reported at the lower of amortized cost or fair value with unrealized gains and losses reported in changes in capital and surplus. Prepayment penalty or acceleration fees received in the event a bond is liquidated prior to its scheduled termination date are reported as investment income.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. These securities meet the definition of a bond, in accordance with SSAP No. 26R, Bonds, and therefore, are reported at amortized cost or fair value based upon their NAIC rating.

For GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in earnings for those designated as trading and as a separate component of other comprehensive income (OCI) for those designated as available-for-sale.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial NAIC designation of 6, which are valued at the lower of amortized cost or fair value. These securities are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium using either the retrospective or prospective methods. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. For statutory reporting, the retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

For GAAP, all securities purchased or retained that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If high credit quality securities are adjusted, the retrospective method is used.

The Company closely monitors below investment grade holdings and investment grade issuers where the Company has concerns to determine if an other-than-temporary impairment (OTTI) has occurred. The Company also regularly monitors industry sectors. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company’s ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. The Company will record a charge to the Statements of Operations for the amount of the impairment.

For structured securities, cash flow trends and underlying levels of collateral are monitored. An OTTI is considered to have occurred if the fair value of the structured security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis. An OTTI is also considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security and the security is in an unrealized loss position. Structured securities considered other-than-temporarily impaired are written down to

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

discounted estimated cash flows if the impairment is the result of cash flow analysis. If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. The Company will record a charge to the Statements of Operations for the amount of the impairments.

For GAAP, if it is determined that a decline in fair value is other-than-temporary and the entity intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the OTTI is recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the impairment date. If the entity does not intend to sell the security or the entity will likely not be required to sell the security before recovery, the OTTI should be separated into a) the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in OCI, net of applicable taxes.

Investments in both affiliated and unaffiliated redeemable preferred stocks in good standing (those with NAIC designations 1 to 3), are reported at cost or amortized cost, depending on the characteristics of the securities. Investments in both affiliated and unaffiliated redeemable preferred stocks not in good standing (those with NAIC designations 4 to 6), are reported at the lower of cost, amortized cost, or fair value, depending on the characteristics of the securities. Investment in perpetual preferred stocks are reported at fair value, not to exceed any currently effective call price. Investment in mandatory convertible preferred stocks (regardless if the preferred stock is redeemable or perpetual) are reported at fair value, not to exceed any currently effective call price, in the periods prior to conversion. For preferred stocks reported at fair value, the related net unrealized capital gains and losses for all NAIC designations are reported in accordance with SSAP No. 7, Asset Valuation Reserve and Interest Maintenance Reserve.

Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in net unrealized capital gains or losses and are reported in changes in capital and surplus.

Common stocks of unaffiliated companies, which include shares of mutual funds, are reported at fair value and the related net unrealized capital gains or losses are reported in changes in capital and surplus.

The Company owns stock issued by the Federal Home Loan Bank (FHLB), which is only redeemable at par, and its fair value is presumed to be par, unless other-than-temporarily impaired.

If the Company determines that a decline in the fair value of a common stock or a preferred stock is other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the Statements of Operations. The Company considers the following factors in determining whether a decline in value is other-than-temporary: (a) the financial condition and prospects of the issuer; (b) whether or not the Company has made a decision to sell the investment; and (c) the length of time and extent to which the value has been below cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when it is probable that the Company will be unable

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized. Prepayment penalty or acceleration fees received in the event a loan is liquidated prior to its scheduled termination date are reported as investment income.

Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, an allowance for credit loss is recognized in earnings at time of purchase or origination based on an expected lifetime credit loss, which is an amount that represents the portion of the amortized cost basis of the mortgage loans that the Company does not expect to collect.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.

Land is reported at cost. Real estate occupied by the Company is reported at depreciated cost net of encumbrances. Real estate held for the production of income is reported at depreciated cost net of encumbrances. Real estate the Company classifies as held for sale is measured at lower of carrying amount or fair value less encumbrances and estimated costs to sell. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. The Company recognizes an impairment loss if the Company determines that the carrying amount of the real estate is not recoverable and exceeds its fair value. The Company deems that the carrying amount of the asset is not recoverable if the carrying amount exceeds the sum of undiscounted cash flows expected to result from the use and disposition. The impairment loss is measured as the amount by which the asset’s carrying value exceeds its fair value.

Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

The Company has interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying audited GAAP equity of the investee.

For a decline in the fair value of an investment in a joint venture or limited partnership which is determined to be other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the Statements of Operations. The Company considers an impairment to have occurred if it is probable that the Company will be unable to recover the carrying amount of the investment or if there is evidence indicating inability of the investee to sustain earnings which would justify the carrying amount of the investment.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Investments in Low Income Housing Tax Credit (LIHTC) properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company. The carrying value is amortized over the life of the investment. Amortization is calculated as a ratio of the current year tax credits and tax benefits compared to the total expected tax credits and tax benefits over the life of the investment.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less (principally stated at amortized cost) or money market mutual funds which are reported at fair value.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Other invested assets include surplus notes which are valued at either amortized cost (those that have an NAIC designation of 1 or 2) or the lesser of amortized cost or fair value (those that have an NAIC designation of 3 through 6).

Policy loans are reported at unpaid principal balances.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain. Due and accrued amounts determined to be uncollectible are written off through the Statements of Operations.

Valuation Reserves

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, primarily bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals into net investment income over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five year bands. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying Balance Sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the Statements of Operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Derivative Instruments

Overview: The Company may use various derivative instruments (options, caps, floors, swaps, forwards, and futures) to manage risks related to its ongoing business operations. On the transaction date of the derivative instrument, the Company designates the derivative as either (A) hedging (fair value, foreign currency fair value, cash flow, foreign currency cash flow, forecasted transactions, or net investment in a foreign operation), (B) replication, (C) income generation, or (D) held for other investment/risk management activities, which do not qualify for hedge accounting under SSAP No. 86, Derivatives.

(A)

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability (amortized cost or fair value). Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of OCI rather than to income as required for fair value hedges, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and the risk of the host contract is accounted for separately from the host contract and valued and reported at fair value.

(B)

Derivative instruments are also used in replication (synthetic asset) transactions (RSAT). A replication transaction is a derivative transaction entered into in conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. In these transactions, the derivative is accounted for in a manner consistent with the cash instrument and replicated asset. For GAAP, the derivative is reported at fair value, with the changes in fair value reported in income.

(C)

Derivative instruments used in income generation relationships are accounted for on a basis that is consistent with the associated covered asset or underlying interest to which the derivative relates (amortized cost or fair value).

(D)	Derivative instruments held for other investment/risk management activities are measured at fair value with value adjustments recorded in unassigned surplus.

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the hedged asset or liability changes, the value of the hedging derivative is expected to move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of ‘BBB’ or better. The credit exposure of interest

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets instead.

Instruments:

Interest rate swaps are used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Cross currency swaps are utilized to mitigate risks when the Company holds foreign denominated assets or liabilities; therefore, converting the asset or liability to a U.S. dollar denominated security. These cross currency swap agreements involve the exchange of two principal amounts in two different currencies at the prevailing currency rate at contract inception. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually where the terms of the swap must meet the terms of the hedged instrument. For swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract and the foreign currency translation adjustment is recorded as unrealized gain/loss in capital and surplus. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

Total return swaps are used in the asset/liability management process to mitigate the market risk on minimum guarantee insurance contracts linked to an index. These total return swaps generally provide for the exchange of the difference between fixed leg (tied to the Standard & Poor’s (S&P) or other global market financial index) and floating leg (tied to the Secured Overnight Financing Rate (SOFR)) amounts based on an underlying notional amount (also tied to the underlying index). Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Variance swaps are used in the asset/liability management process to mitigate the gamma risk created when the Company has issued minimum guarantee insurance contracts linked to an index. These variance swaps are similar to volatility options where the underlying index provides for the market value movements. Variance swaps do not accrue interest. Typically, no cash is exchanged at the outset of initiating the variance swap, and a single receipt or payment occurs at the maturity or termination of the contract. Variance swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Bond forwards are used to hedge the interest rate risk that future liability claims increase as rates decrease, leading to higher guarantee values. Bond return swaps are also used to hedge interest rate risk of the underlying liability by exchanging performance and interest of a treasury asset for a funding level plus spread.

Futures contracts are used to hedge the liability risk when the Company issues products providing the customer a return based on various global market indices. Futures are marked to market on a daily basis whereby a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements.

The Company issues products providing the customer a return based on the various global equity market indices. The Company uses options to hedge the liability option risk associated with these products. Options are marked to fair value in the Balance Sheets and fair value adjustments are recorded as capital and surplus in the financial statements. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.

Caps are used in the asset/liability management process to mitigate the interest rate risk created due to a rapidly rising interest rate environment. The caps are similar to options where the underlying interest rate index provides for the market value movements. The caps do not accrue interest until the interest rate environment exceeds the caps strike rate. Cash is exchanged at the onset, and a single receipt or payment occurs at the maturity or termination of the contract. Caps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Caps that do not meet hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

The Company uses zero cost collars to hedge the interest rate risk associated with rising short term interest rates, whereby the exposure would otherwise adversely impact the Company’s capital generation. The collar position(s) help range bound the floating rate by combining a cap and floor position.

The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market. Because assets will have to be purchased in the future to

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing. Forward-starting interest rate swaps are utilized to lock-in the current forward rate. The accrual of income begins at the forward date, rather than at the inception date. These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements. Gains and losses realized upon termination of the forward-starting swap are deferred and used to adjust the basis of the asset purchased in the hedged forecasted period. The basis adjustment is then amortized into income as a yield adjustment to the asset over its life.

The Company issues fixed liabilities that have a guaranteed minimum crediting rate. The Company uses receiver swaptions, whereby the swaption is designed to generate cash flows to offset lower yields on assets during a low interest rate environment. The Company pays a single premium at the beginning of the contract and is amortized throughout the life of the swaption. These swaptions are marked to fair value in the Balance Sheets and the fair value adjustment is recorded in unassigned surplus. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.

The Company replicates investment grade corporate bonds or sovereign debt by combining a highly rated security as a cash component with a written credit default swap which, in effect, converts the high quality asset into an investment grade corporate asset or a sovereign debt. The benefits of using the swap market to replicate credit include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame. Generally, a premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional amount of the contract will be made by the Company and recognized as a capital loss.

Securities Lending Assets and Liabilities

The Company loans securities to third parties under agent-managed securities lending programs accounted for as secured borrowings. Cash collateral received which may be sold or repledged by the Company is reflected as a one-line entry on the Balance Sheets (Securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Non-cash collateral received which may not be sold or repledged is not recorded on the Company’s Balance Sheets. Under GAAP, the reinvested collateral is included within invested assets and is not reported as a single line item.

Repurchase Agreements

For dollar repurchase agreements accounted for as secured borrowings, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date. The securities transferred are not removed from the Balance Sheets, and the cash received as collateral is invested as needed or used for general corporate purposes of the Company. A liability is established to record the obligation to return the cash collateral and included in borrowed money on the Balance Sheets.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Other Assets and Other Liabilities

Other assets consist primarily of cash surrender value of company owned life insurance, receivable from parent, subsidiaries and affiliates, general insurance accounts receivable, and reinsurance receivable.

Other liabilities consist primarily of amounts withheld by the Company, accrued expenses, reinsurance payable, remittances, payable for securities, custody offset, and municipal repurchase agreements. Municipal repurchase agreements are investment contracts issued to municipalities that pay either a fixed or floating rate of interest on the guaranteed deposit balance. The floating interest rate is based on a market index. The related liabilities are equal to the policyholder deposit and accumulated interest. These municipal repurchase agreements require a minimum of 95% of the fair value of the securities transferred to be maintained as collateral.

Separate Accounts

The majority of separate accounts held by the Company, primarily for individual policyholders as well as for group pension plans, do not have any minimum guarantees, and the investment risks associated with fair value changes are borne by the policyholder. The assets in the accounts, carried at estimated fair value, consist of underlying mutual fund shares, common stocks, long-term bonds and short-term investments.

Certain other separate accounts held by the Company provide a minimum guaranteed return of 3% of the average investment balance to policyholders. The assets consist of long-term bonds and short-term investments which are carried at amortized cost.

Certain other non-indexed guaranteed separate accounts represent funds invested by the Company for the benefit of the contract holders who are guaranteed certain returns as specified in the contracts. Separate account asset performance different than the guaranteed requirements is either transferred to or received from the general account and reported in the Statements of Operations. Non-indexed guaranteed separate account assets and liabilities are carried at fair value. These guarantees are included in the general account due to the nature of the guaranteed return.

Assets held in trust for purchases of variable life, variable universal life, variable annuity, and modified guaranteed annuity contracts and the Company’s corresponding obligation to the contract owners are shown separately in the Balance Sheets. The assets in the separate accounts are valued at fair value.

Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The investment risks associated with fair value changes of the separate accounts are borne entirely by the policyholders except in cases where minimum guarantees exist.

Income and gains and losses with respect to the assets in the separate accounts supporting modified guaranteed annuity contracts are included in the statements of operations as a component of net transfers from separate accounts.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Surplus funds transferred from the general account to the separate accounts, commonly referred to as seed money, and earnings accumulated on seed money are reported as surplus in the separate accounts until transferred or repatriated to the general account. The transfer of such funds between the separate account and the general account is reported as surplus contributed or withdrawn during the year.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are calculated by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law. For direct business issued after October 1964, the Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the month of death. For policies assumed during 1992 from former affiliates, Monumental General Insurance Company and Monumental Life Insurance Group, Inc., and for all business from company mergers occurring in 1998, the Company waives deduction of deferred fractional premium upon death of the insured and returns any portion of the final premium paid beyond the month of death. For fixed premium life insurance business resulting from company mergers occurring in 2004 and 2007, the Company waives deduction of deferred fractional premiums upon death of the insured and refunds portions of premiums unearned after the date of death. Where appropriate, the Company holds a non-deduction and/or refund reserve. The reserve for these benefits is computed using aggregate methods. The reserves are equal to the greater of the cash surrender value and the legally computed reserve.

For GAAP, policy reserves are calculated based on estimated expected experience or actual account balances.

Surrender values are not promised in excess of the legally computed reserves. For annual premium variable life insurance there is an extra premium charged to the policyholder before the premium is transferred to the Separate Accounts. An additional reserve for this policy is held in the General Account that is a multiple of the reserve that would otherwise be held. For interest sensitive whole life, the reserves held in the General Account are equal to the cash surrender value.

In accordance with SSAP No. 51R, Life Contracts, and No. 54R, Individual and Group Accident and Health Contracts, the Company reports the amount of insurance, if any, for which the gross premiums are less than the net premiums according to the valuation standards and any related premium deficiency reserve established. Anticipated investment income is not included as a factor in the health contract premium deficiency calculation.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the Balance Sheets date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include guaranteed investment contracts (GICs), funding agreements and other annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance and are not reported as premiums, benefits or changes in reserves in the Statements of Operations. Interest on these policies is reflected in other benefits.

Premiums and Annuity Considerations

Revenues for life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received. Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability using deposit accounting.

Policyholder Dividends

Policyholder dividends are recognized when declared rather than over the term of the related policies as would be required under GAAP.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of in force blocks of business are included in unassigned surplus and amortized into income as earnings emerge on the reinsured block of business. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Any reinsurance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances would be established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Losses associated with an indemnity reinsurance transaction are reported within income when incurred rather than being deferred and amortized over the remaining life of the underlying reinsured contracts as would be required under GAAP.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Under GAAP, for certain reinsurance agreements whereby assets are retained by the ceding insurer (such as funds withheld or modified coinsurance) and a return is paid based on the performance of underlying investments, the assets and liabilities for these reinsurance arrangements must be adjusted to reflect the fair value of the invested assets. The NAIC SAP does not contain a similar requirement.

Deferred Income Taxes

The Company computes deferred income taxes in accordance with SSAP No. 101, Income Taxes. Unlike GAAP, SSAP No. 101 does not consider state income taxes in the measurement of deferred taxes. SSAP No. 101 also requires additional testing to measure gross deferred tax assets. The additional testing limits gross deferred tax asset admission to 1) the amount of federal income taxes paid in prior years recoverable through hypothetical loss carrybacks of existing temporary differences expected to reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the amount of remaining gross deferred tax assets expected to be realized within three years limited to an amount that is no greater than 15% of current period’s adjusted statutory capital and surplus, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities after considering character (i.e. ordinary versus capital) and reversal patterns. The Company’s reported deferred tax asset or liability is the sum of gross deferred tax assets admitted through this three-part test plus the sum of all deferred tax liabilities.

Policy Acquisition Costs

The costs of acquiring and renewing business are expensed when incurred. Under GAAP, incremental costs directly related to the successful acquisition of insurance and investment contracts are deferred. For traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, acquisition costs are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Value of Business Acquired

Under GAAP, value of business acquired (VOBA) is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future contracts and contract changes, premiums, mortality and morbidity, separate account

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

performance, surrenders, operation expenses, investment returns, nonperformance risk adjustment and other factors. VOBA is not recognized under the NAIC SAP.

Subsidiaries and Affiliated Companies

Investments in SCA are stated in accordance with the Purposes and Procedures Manual of the NAIC SVO, as well as SSAP No. 97.

The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP. Dividends or distributions received from an investee are recognized in investment income when declared to the extent that they are not in excess of the undistributed accumulated earnings attributable to an investee. Changes in investments in SCA’s are recorded as a change to the carrying value of the investment with a corresponding amount recorded directly to unrealized gain/loss (capital and surplus).

Nonadmitted Assets

Certain assets designated as “nonadmitted”, primarily net deferred tax assets and other assets not specifically identified as an admitted asset within the NAIC SAP, are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the Balance Sheets to the extent that they are not impaired.

Statements of Cash Flow

Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent cash balances and investments with initial maturities of one year or less and money market mutual funds. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

3. Accounting Changes and Correction of Errors

The Company’s policy is to disclose recently adopted accounting pronouncements with a current year effective date, that have been classified by the NAIC as a new statutory accounting principle (SAP) concept change, as well as items classified by the NAIC as SAP clarification changes that have been adopted and have had a material impact on the financial position or results of operations of the Company.

Recent Accounting Pronouncements

On January 10, 2024, the Statutory Accounting Principles Working Group (SAPWG) adopted INT 23-04, Scottish Re Life Reinsurance Liquidation Questions, effective for reporting periods on or after December 31, 2023. INT 23-04 provides clarity that the Scottish Re liquidation should be accounted for as a commutation or recapture and reported as such, including all relevant

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

disclosures. An impairment analysis shall be conducted and any remaining receivables in dispute or not secured by a trust shall be non-admitted. Refer to Note 7 for further detail.

On August 13, 2023, the SAPWG adopted INT 23-01, Net Negative (Disallowed) Interest Maintenance Reserve, effective immediately. INT 23-01 provides optional, limited-time guidance, which allows the admittance of net negative (disallowed) IMR if certain conditions are met, up to 10% of adjusted general account capital and surplus. Refer to Note 5 for further detail.

On August 13, 2023, the SAPWG adopted revisions to SSAP No. 26R and SSAP No. 43R, Loan-Backed and Structured Securities, for the principles-based bond definition, the accounting for bonds (issuer credit obligations and asset-backed securities), as well as revisions to various SSAPs, that have been updated to reflect the revised definition and/or SSAP references. Additional revisions were adopted on December 1, 2023 to SSAP No. 2R, Cash, Cash Equivalents, Drafts and Short-Term Investments, in relation to the bond project, with all revisions effective January 1, 2025. The Company has been monitoring the progress of the project, and will continue to do so, but the specific impact to the Company’s financials is indeterminable at this time.

Change in Valuation Basis

During 2022, the Company converted its Actuarial Guideline 36 reserve calculation for the Indexed Universal Life block of business to a new actuarial valuation system. At the same time, as a result of increased functionality to allow for more precision and to ensure consistency, the Company refined its statutory valuation rate for specific states to utilize the maximum standard valuation interest rate. This resulted in a reserve decrease of $641 as of January 1, 2022, which has been reported in the Statement of Changes in Capital and Surplus.

Change in Estimates

During 2023, the Company received approval from the IID, pursuant to SSAP No. 97 to change the valuation methodology under which it values its investments in Transamerica Pacific Reinsurance, Inc. (TPRe) and LIICA Re II, Inc. (LIICA Re II). Effective December 31, 2023, TPRe and LIICA Re II are valued at audited statutory equity, including the impacts of permitted practices, and consolidated in the Company’s Risk-Based Capital. This resulted in a $619 increase in affiliated common stock with a corresponding increase in Change in net unrealized capital gains/losses.

Correction of Error

During 2022, the Company identified an error in the way in which it recognized the receipt of certain affiliated distributions in prior years. This error resulted in prior periods’ net investment income being understated by a total of $145, with a corresponding overstatement of the change in unrealized gains/losses. This was corrected as of December 31, 2022 in accordance with SSAP No. 3, Accounting Changes and Corrections of Errors, with the correction reflected in the Statements of Changes in Capital and Surplus in other changes, offset by a corresponding change in net unrealized capital gains/losses. There was no net impact to ending capital or surplus as a result of this error in any period.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

There were additional errors identified in prior year financial statements that have been corrected in the current year financial statements in accordance with SSAP No. 3. These errors do not have a material impact on the financial statements, individually or in aggregate, and therefore have not been separately disclosed.

4. Fair Values of Financial Instruments

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Determination of Fair Value

The fair values of financial instruments are determined by management after taking into consideration several sources of data. When available, the Company uses quoted market prices in active markets to determine the fair value of its investments. The Company’s valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services. In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes. Lastly, securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents. Any changes to their methodologies are noted and reviewed for reasonableness. In addition, the Company performs in-depth reviews of prices received from third-party pricing services on a sample basis. The objective for such reviews is to demonstrate the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies. Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Each month, the Company performs an analysis of the information obtained from indices, third-party services, and brokers to ensure the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar securities, review of pricing statistics and trends, and consideration of recent relevant market events. Other controls and procedures over pricing received from indices, third-party pricing services, or brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities.

Fair Value Hierarchy

The Company’s financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R, Fair Value. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1 -	Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2 -

Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets
b) Quoted prices for identical or similar assets or liabilities in non-active markets
c) Inputs other than quoted market prices that are observable
d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3 -

Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash Equivalents and Short-Term Investments: The carrying amounts reported in the accompanying Balance Sheets for these financial instruments is either reported at fair value or amortized cost (which approximates fair value). Cash is not included in the below tables.

Short-Term Notes Receivable from Affiliates: The carrying amounts reported in the accompanying Balance Sheets for these financial instruments approximate their fair value.

Bonds and Stocks: The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. The fair values of bonds and stocks are reported or determined using the following pricing sources: indices, third-party pricing services, brokers, external fund managers and internal models.

Fair values for fixed maturity securities (including redeemable preferred stock) actively traded are determined from third-party pricing services, which are determined as discussed above in the description of Level 1 and Level 2 values within the fair value hierarchy. For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from third-party pricing services, or are based on non-binding broker quotes or internal models. In the case of private placements, fair values are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Real Estate: Real estate held for sale is typically valued utilizing independent external appraisers in conjunction with reviews by qualified internal appraisers. Valuations are primarily based on active market prices, adjusted for any difference in the nature, location or condition of the specific property. If such information is not available, other valuation methods are applied, considering the value that the property’s net earning power will support, the value indicated by recent sales of comparable properties and the current cost of reproducing or replacing the property.

Other Invested Assets: The fair values for other invested assets, which include investments in surplus notes issued by other insurance companies and fixed or variable rate investments with underlying characteristics of bonds, are determined primarily by using indices, third-party pricing services and internal models.

Derivative Financial Instruments: The fair value of futures and forwards are based upon the latest quoted market price and spot rates at the Balance Sheets date. The estimated fair values of equity and interest rate options (calls, puts, caps) are based upon the latest quoted market price at the Balance Sheets date. The estimated fair values of swaps, including equity, interest rate and currency swaps, are based on pricing models or formulas using current assumptions. The estimated fair values of credit default swaps are based upon active market data, including interest rate quotes, credit spreads, and recovery rates, which are then used to calculate probabilities of default for the fair value calculation. The Company accounts for derivatives that receive and pass hedge accounting in the same manner as the underlying hedged instrument. If that instrument is held at amortized cost, then the derivative is also held at amortized cost.

Policy Loans: The book value of policy loans is considered to approximate the fair value of the loan, which is stated at unpaid principal balance.

Securities Lending Reinvested Collateral: The cash collateral from securities lending is reinvested in various short-term and long-term debt instruments. The fair values of these investments are determined using the methods described above under Cash Equivalents and Short-Term Investments and Bonds and Stocks.

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices when available. When not available, they are primarily valued either using third-party pricing services or are valued in the same manner as the general account assets as further described in this note. However, some separate account assets are valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilizes input that are not market observable. The fair value of separate account annuity liabilities is based on the account value for separate accounts business without guarantees. For separate accounts with guarantees, fair value is based on discounted cash flows.

Investment Contract Liabilities: Fair value for the Company’s liabilities under investment contracts, which include deferred annuities and GICs, are estimated using discounted cash flow calculations. For those liabilities that are short in duration, carrying amount approximates fair

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

value. For investment contracts with no defined maturity, fair value is estimated to be the present surrender value.

Deposit-Type Contracts: The carrying amounts of deposit-type contracts reported in the accompanying Balance Sheets approximate their fair values. These are included in the investment contract liabilities.

Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

The Company accounts for its investments in affiliated common stock in accordance with SSAP No. 97, as such, they are not included in the following disclosures.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables set forth a comparison of the estimated fair values and carrying amounts of the Company’s financial instruments, including those not measured at fair value in the Balance Sheets, as of December 31, 2023 and 2022, respectively:

	December 31, 2023
	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)

Admitted assets
Cash equivalents and short-term investments, other than affiliates	$3,077	$3,077	$3,075	$2	$—
Short-term notes receivable from affiliates	250	250	—	250	—
Bonds	42,641	46,351	5,022	37,028	591
Preferred stocks, other than affiliates	59	59	—	59	—
Common stocks, other than affiliates	113	113	11	—	102
Mortgage loans on real estate	8,323	9,409	—	—	8,323
Other invested assets	345	376	—	329	16
Derivative assets:
Options	100	100	—	100	—
Interest rate swaps	950	951	—	950	—
Currency swaps	83	38	—	83	—
Credit default swaps	63	38	—	63	—
Equity swaps	9	9	—	9	—
Interest rate futures	2	2	2	—	—
Equity futures	5	5	5	—	—
Derivative assets total	1,212	1,143	7	1,205	—
Policy loans	2,109	2,109	—	2,109	—
Securities lending reinvested collateral	1,974	1,974	1,974	—	—
Separate account assets	97,308	97,358	91,472	5,731	105

Liabilities
Investment contract liabilities	10,224	9,878	—	216	10,008
Derivative liabilities:
Options	44	44	—	44	—
Interest rate swaps	1,075	688	—	1,075	—
Currency swaps	10	6	—	10	—
Credit default swaps	20	30	—	20	—
Equity swaps	435	435	—	435	—
Interest rate futures	2	2	2	—	—
Equity futures	9	9	9	—	—
Derivative liabilities total	1,595	1,214	11	1,584	—
Dollar repurchase agreements	11	11	—	11	—
Payable for securities lending	2,292	2,292	—	2,292	—
Payable for derivative cash collateral	806	806	—	806	—
Separate account liabilities	87,871	87,873	2	87,802	67

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31, 2022
	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)

Admitted assets
Cash equivalents and short-term investments, other than affiliates	$2,348	$2,346	$557	$1,791	$—
Bonds	45,427	51,131	5,621	39,639	167
Preferred stocks, other than affiliates	61	61	—	61	—
Common stocks, other than affiliates	151	151	12	6	133
Mortgage loans on real estate	8,185	9,270	—	—	8,185
Other invested assets	393	441	—	388	5
Derivative assets:
Options	86	86	—	86	—
Interest rate swaps	2,073	2,073	—	2,073	—
Currency swaps	139	67	—	139	—
Credit default swaps	28	38	—	28	—
Equity swaps	65	65	—	65	—
Interest rate futures	1	1	1	—	—
Equity futures	9	9	9	—	—
Derivative assets total	2,401	2,339	10	2,391	—
Policy loans	2,028	2,028	—	2,028	—
Securities lending reinvested collateral	1,738	1,738	1,096	642	—
Separate account assets	89,800	89,891	84,453	5,321	26

Liabilities
Investment contract liabilities	15,026	14,781	—	237	14,789
Derivative liabilities:
Options	47	47	—	47	—
Interest rate swaps	3,903	3,460	—	3,903	—
Currency swaps	2	1	—	2	—
Credit default swaps	(2)	5	—	(2)	—
Equity swaps	99	99	—	99	—
Interest rate futures	5	5	5	—	—
Equity futures	12	12	12	—	—
Derivative liabilities total	4,066	3,629	17	4,049	—
Dollar repurchase agreements	95	95	—	95	—
Payable for securities lending	2,115	2,115	—	2,115	—
Payable for derivative cash collateral	156	156	—	156	—
Separate account liabilities	81,449	81,494	—	81,440	9

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables provide information about the Company’s financial assets and liabilities measured at fair value as of December 31, 2023 and 2022:

	2023
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Government	$—	$2	$—	$2
Industrial and miscellaneous	—	22	1	23
Hybrid securities	—	5	—	5

Total bonds	—	29	1	30

Preferred stock
Industrial and miscellaneous	—	58	—	58

Total preferred stock	—	58	—	58

Common stock
Industrial and miscellaneous	11	—	100	111

Total common stock	11	—	100	111

Cash equivalents and short-term investments
Industrial and miscellaneous	—	2	—	2
Money market mutual funds	2,466	—	—	2,466

Total cash equivalents and short-term investments	2,466	2	—	2,468

Derivative assets	7	1,031	—	1,038
Other long term	—	5	—	5
Separate account assets	91,312	4,701	—	96,013

Total assets	$93,796	$5,826	$101	$99,723

Liabilities:
Derivative liabilities	$11	$604	$—	$615
Separate account liabilities	2	—	—	2

Total liabilities	$13	$604	$—	$617

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	2022
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Government	$—	$1	$—	$1
Industrial and miscellaneous	—	53	1	54
Hybrid securities	—	35	—	35

Total bonds	—	89	1	90

Preferred stock
Industrial and miscellaneous	—	60	—	60

Total preferred stock	—	60	—	60

Common stock
Mutual funds	1	—	—	1
Industrial and miscellaneous	11	7	132	150

Total common stock	12	7	132	151

Cash equivalents and short-term investments
Industrial and miscellaneous	—	2	—	2
Money market mutual funds	531	1,729	—	2,260

Total cash equivalents and short-term investments	531	1,731	—	2,262

Derivative assets	10	2,220	—	2,230
Separate account assets	84,377	4,689	—	89,066

Total assets	$84,930	$8,796	$133	$93,859

Liabilities:
Derivative liabilities	$17	$2,957	$—	$2,974
Separate account liabilities	—	2	—	2

Total liabilities	$17	$2,959	$—	$2,976

Bonds classified as Level 2 are valued using inputs from third party pricing services or broker quotes. Bonds classified as Level 3 are primarily those valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilize significant inputs that are not market observable.

Preferred stock classified as Level 2 are valued using inputs from third party pricing services or broker quotes.

Common stock classified as Level 2 are valued using inputs from third party pricing services or broker quotes. Common stock classified as Level 3 are comprised primarily of shares in the FHLB of Des Moines, which are valued at par as a proxy for fair value as a result of restrictions that allow redemptions only by FHLB.

Money market mutual funds and other cash or cash equivalents classified as Level 2 are valued using inputs from third party pricing services or broker quotes.

Derivatives classified as Level 2 represent over-the-counter (OTC) contracts valued using pricing models based on the net present value of estimated future cash flows, directly observed prices from exchange-traded derivatives, other OTC trades, or external pricing services.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Other long-term classified as Level 2 are comprised of surplus debentures, which are valued using inputs from third party pricing services or broker quotes.

Separate account assets and liabilities are valued and classified in the same way as general account assets and liabilities (described above).

The following tables summarize the changes in assets classified as Level 3 for 2023 and 2022:

	Beginning Balance at January 1, 2023	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains (Losses) Included in Net income (a)	Total Gains (Losses) Included in Surplus (b)

Bonds
RMBS	$—	$—	$—	$—	$—
Other	1	1	—	(3)	2
Common stock	132	1	—	(6)	9

Total	$133	$2	$—	$(9)	$11

	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2023

Bonds
RMBS	$—	$—	$—	$—	$—
Other	—	—	—	—	1
Common stock	15	—	51	—	100

Total	$15	$—	$51	$—	$101

(a)	Recorded as a component of Net Realized Capital Gains (Losses) on Investments in the Statements of Operations
(b)	Recorded as a component of Change in Net Unrealized Capital Gains (Losses) in the Statements of Changes in Capital and Surplus

	Beginning Balance at January 1, 2022	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains (Losses) Included in Net income (a)	Total Gains (Losses) Included in Surplus (b)

Bonds
RMBS	$—	$—	$—	$1	$(1)
Other	7	—	4	—	—
Common stock	182	—	—	(8)	(42)

Total	$189	$—	$4	$(7)	$(43)

	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2022

Bonds
RMBS	$—	$—	$—	$—	$—
Other	—	—	2	—	1
Common stock	—	—	—	—	132

Total	$—	$—	$2	$—	$133

(a)	Recorded as a component of Net Realized Capital Gains (Losses) on Investments in the Statements of Operations
(b)	Recorded as a component of Change in Net Unrealized Capital Gains (Losses) in the Statements of Changes in Capital and Surplus

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Transfers between fair value hierarchy levels are recognized at the beginning of the reporting period.

Nonrecurring Fair Value Measurements

As indicated in Note 2, real estate held for sale is measured at the lower of carrying amount or fair value less encumbrances and estimated costs to sell. At December 31, 2023, the Company held no properties as held-for-sale. At December 31, 2022, the Company held one property classified as held-for-sale with a carrying amount of  $1, which was equal to fair value.

Fair value was determined by utilizing an external appraisal following the sales comparison approach. The fair value measurements are classified as Level  3 as the comparable sales and adjustments for the specific attributes of these properties are not market observable inputs.

5. Investments

Bonds and Stocks

The carrying amounts and estimated fair value of investments in bonds and stocks are as follows:

	Book Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

December 31, 2023
Bonds:
United States Government and agencies	$5,477	$54	$941	$4,590
State, municipal and other government	3,055	19	438	2,636
Hybrid securities	270	10	17	263
Industrial and miscellaneous	31,333	671	2,731	29,273
Mortgage and other asset-backed securities	6,216	203	540	5,879

Total unaffiliated bonds	46,351	957	4,667	42,641
Unaffiliated preferred stocks	59	—	—	59

	$46,410	$957	$4,667	$42,700

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

Unaffiliated common stocks	$105	$8	$—	$113

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Book Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

December 31, 2022
Bonds:
United States Government and agencies	$6,180	$53	$1,010	$5,223
State, municipal and other government	3,005	7	545	2,467
Hybrid securities	396	16	32	380
Industrial and miscellaneous	35,212	446	4,183	31,475
Mortgage and other asset-backed securities	6,338	203	659	5,882

Total unaffiliated bonds	51,131	725	6,429	45,427
Unaffiliated preferred stocks	61	—	—	61

	$51,192	$725	$6,429	$45,488

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

Unaffiliated common stocks	$144	$7	$—	$151

The carrying amount and estimated fair value of long and short-term bonds at December 31, 2023 by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

	2023

December 31:	Carrying Value	Fair Value

Due in one year or less	$1,024	$1,020
Due after one year through five years	7,395	7,358
Due after five years through ten years	7,296	7,054
Due after ten years	24,792	21,702

Subtotal	40,507	37,134
Mortgage and other asset-backed securities	6,455	6,117

Total	$46,962	$43,251

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The estimated fair value of bonds, preferred stocks and common stocks with gross unrealized losses at December 31, 2023 and 2022 is as follows:

	2023
	Equal to or Greater than 12 Months		Less than 12 Months
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
United States Government and agencies	$1,582	$487	$2,155	$454
State, municipal and other government	2,051	433	214	5
Hybrid securities	130	16	37	1
Industrial and miscellaneous	15,644	2,605	3,381	125
Mortgage and other asset-backed securities	3,866	521	635	20

Total bonds	23,273	4,062	6,422	605

Preferred stocks-unaffiliated	23	—	35	—
Common stocks-unaffiliated	—	—	92	—

	$23,296	$4,062	$6,549	$605

	2022
	Equal to or Greater than 12 Months		Less than 12 Months
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
United States Government and agencies	$149	$70	$4,489	$940
State, municipal and other government	330	120	1,992	425
Hybrid securities	79	16	223	16
Industrial and miscellaneous	3,475	1,312	21,368	2,871
Mortgage and other asset-backed securities	1,034	210	4,143	449

Total bonds	5,067	1,728	32,215	4,701

Preferred stocks-unaffiliated	16	—	44	—
Common stocks-unaffiliated	—	—	138	—

	$5,083	$1,728	$32,397	$4,701

During 2023, 2022 and 2021, respectively, there were $13, $2 and $62, of loan-backed or structured securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold for a period of time to recover the amortized cost basis.

For loan-backed and structured securities with a recognized OTTI due to the Company’s cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security’s effective yield, in 2023, 2022 and 2021, the Company recognized OTTI of $25, $1 and $7, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following loan-backed and structured securities were held at December 31, 2023, for which an OTTI was recognized during the current reporting period:

CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
22944BCX4	$1	$1	$—	$1	$1	3/31/2023
46637TAA8	13	11	2	11	11	6/30/2023
22944BCX4	1	1	—	1	1	9/30/2023
22944BCX4	1	1	—	1	1	12/31/2023
61762TAH9	11	10	1	10	7	12/31/2023
05604LAE2	20	—	20	—	6	12/31/2023
G4302*AA8	2	—	2	—	1	12/31/2023
69640GAA3	5	4	1	4	3	12/31/2023

			$26

The unrealized losses of loan-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of December 31, 2023 and 2022 is as follows:

	2023		2022
	Losses 12 Months or More	Losses Less Than 12 Months	Losses 12 Months or More	Losses Less Than 12 Months

Year ended December 31:
The aggregate amount of unrealized losses	$532	$20	$224	$449
The aggregate related fair value of securities with unrealized losses	3,866	863	1,034	4,121

At December 31, 2023 and 2022, respectively, for bonds and preferred stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 3,297 and 1,012 securities with a carrying amount of $27,359 and $6,809, and an unrealized loss of $4,062 and $1,728. Of this portfolio, at December 31, 2023 and 2022, 95.6% and 92.0% were investment grade with associated unrealized losses of $3,899 and $1,621, respectively.

At December 31, 2023 and 2022, respectively, for bonds and preferred stocks that have been in a continuous loss position for less than twelve months, the Company held 856 and 3,939 securities with a carrying amount of $7,061 and $36,960, and an unrealized loss of $605 and $4,701. Of this portfolio, at December 31, 2023 and 2022, 97.8% and 95.8% were investment grade with associated unrealized losses of $597 and $4,520, respectively.

At December 31, 2023 and 2022, for common stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 4 and 7 securities, respectively, with an insignificant cost and unrealized loss.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2023 and 2022, for common stocks that have been in a continuous loss position for less than twelve months, the Company held 16 and 30 securities with a cost of $92 and $139 and an unrealized loss of $0 and $1, respectively.

The following table provides the number of 5GI securities, aggregate book adjusted carrying value and aggregate fair value by investment type:

	Number of 5GI Securities	Book / Adjusted Carrying Value	Fair Value
December 31, 2023
Bond, amortized cost	7	$46	$46

Total	7	$46	$46

December 31, 2022
Bond, amortized cost	3	$4	$4

Total	3	$4	$4

The Company did not have any offsetting assets and liabilities at December 31, 2023 and 2022.

During 2023 and 2022, respectively, the Company sold, redeemed or otherwise disposed of 21 and 75 securities as a result of a callable feature which generated investment income of $1 and $28 as a result of a prepayment penalty and/or acceleration fee.

Proceeds from sales and other disposals of bonds and preferred stock and related gross realized capital gains and losses are reflected in the following table. The amounts exclude maturities and include transfers associated with reinsurance agreements, if applicable.

	Year Ended December 31
	2023	2022	2021

Proceeds	$7,301	$8,218	$10,570

Gross realized gains	$184	$69	$437
Gross realized losses	(747)	(624)	(108)

Net realized capital gains (losses)	$(563)	$(555)	$329

The Company had gross realized losses, which relate to losses recognized on other-than-temporary declines in the fair value of bonds and preferred stocks, for the years ended December 31, 2023, 2022 and 2021 of $106, $54 and $15, respectively.

At December 31, 2023 and 2022, the Company had recorded investments in restructured securities of $14 and $0.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Mortgage Loans

The credit quality of mortgage loans by type of property for the years ended December 31, 2023 and 2022 were as follows:

December 31, 2023
	Farm	Commercial	Total

AAA - AA	$—	$4,454	$4,454
A	30	4,090	4,120
BBB	7	791	798
BB	—	37	37

	$37	$9,372	$9,409

December 31, 2022
	Farm	Commercial	Total

AAA - AA	$1	$5,139	$5,140
A	31	3,389	3,420
BBB	7	653	660
BB	—	50	50

	$39	$9,231	$9,270

The above tables exclude residential mortgage loans.

The credit quality for commercial and farm mortgage loans was determined based on an internal credit rating model which assigns a letter rating to each mortgage loan in the portfolio as an indicator of the credit quality of the mortgage loan. The internal credit rating model was designed based on rating agency methodology, then modified for credit risk associated with the Company’s mortgage lending process, taking into account such factors as projected future cash flows, net operating income and collateral value. The model produces a credit rating score and an associated letter rating which is intended to align with S&P ratings as closely as possible. Information supporting the credit risk rating process is updated at least annually.

During 2023, the Company issued mortgage loans with a maximum interest rate of 7.01% and a minimum interest rate of 5.13% for commercial loans. The maximum percentage of any one admitted loan to the value of the security (exclusive of insured or guaranteed or purchase money mortgages) originated or acquired during the year ending December 31, 2023 at the time of origination was 72%. During 2022, the Company issued mortgage loans with a maximum interest rate of 6.05% and a minimum interest rate of 2.80% for commercial loans. The maximum percentage of any one admitted loan to the value of the security (exclusive of insured or guaranteed or purchase money mortgages) originated or acquired during the year ending December 31, 2022 at the time of origination was 65%.

During 2023, the Company did not issue any agricultural loans. During 2022, the Company issued agricultural mortgage loans with a maximum interest rate of 5.55% and a minimum interest rate of 5.55%.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

During 2023 and 2022, the Company did not reduce the interest rate on any outstanding mortgage loans.

The age analysis of mortgage loans and identification in which the Company is a participant or co-lender in a mortgage loan agreement is as follows for December 31, 2023 and 2022:

		Commercial
	Farm	All Other	Total
December 31, 2023
Recorded Investment (All)
Current	$37	$9,372	$9,409

Participant or Co-lender in Mortgage Loan Agreement
Recorded Investment	$33	$842	$875

		Commercial
	Farm	All Other	Total
December 31, 2022
Recorded Investment (All)
Current	$39	$9,231	$9,270

Participant or Co-lender in Mortgage Loan Agreement
Recorded Investment	$14	$854	$868

At December 31, 2023 and 2022, the Company held an immaterial amount of mortgage loans that were non-income producing for the previous 180 days. There was an insignificant amount of accrued interest related to these mortgage loans at December 31, 2023 and no amount at December 31, 2022. The Company has a mortgage or deed of trust on the property thereby creating a lien which gives it the right to take possession of the property (among other things) if the borrower fails to perform according to the terms of the loan documents. The Company requires all mortgaged properties to carry fire insurance equal to the value of the underlying property. At December 31, 2023 and 2022, there were no taxes, assessments and other amounts advanced and not included in the mortgage loan total.

At December 31, 2023 and 2022, the Company held no impaired loans with or without a related allowance for credit losses. There were no impaired mortgage loans held without an allowance for credit losses as of December 31, 2023 and 2022, respectively, that were subject to participant or co-lender mortgage loan agreement for which the Company is restricted from unilaterally foreclosing on the mortgage loans. There were no average recorded investments in impaired loans during 2023 and 2022.

The Company did not have an allowance for credit losses on mortgage loans at December 31, 2023, 2022, and 2021.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

As of December 31, 2023 and 2022, the Company had no mortgage loans derecognized as a result of foreclosure.

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis. For the years ended December 31, 2023, 2022 and 2021, the Company has recognized no interest income on impaired loans or on a cash basis.

At December 31, 2023 and 2022, the Company held a mortgage loan loss reserve in the AVR of $105 and $98, respectively.

The Company’s mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution
	December 31
	2023	2022

Pacific	28%	29%
South Atlantic	22	22
Middle Atlantic	13	12
E. North Central	11	10
W. South Central	8	8
Mountain	8	8
W. North Central	4	6
E. South Central	3	3
New England	3	2

Property Type Distribution
	December 31
	2023	2022

Apartment	53%	53%
Office	14	16
Retail	13	14
Industrial	20	17

At December 31, 2023 and 2022, the Company had mortgage loans with a total net admitted asset value of $0 and $2, respectively, which had been restructured in accordance with SSAP No. 36, Troubled Debt Restructuring. There were no realized losses during the years ended December 31, 2023, 2022 and 2021 related to such restructurings. At December 31, 2023 and 2022, there were no commitments to lend additional funds to debtors owing receivables.

Real Estate

The fair value of property is determined based on an appraisal from a third-party appraiser, along with information obtained from discussions with internal asset managers and a listing broker regarding recent comparable sales data and other relevant property information. Impairment losses of $0, $1 and $9 were taken on real estate in 2023, 2022 and 2021, respectively, to write the book value down to the current fair value, and included in net realized capital gains (losses), within the Statements of Operations, for the year ended December 31, 2023.

As of December 31, 2023, there was no property classified as held for sale. As of December 31, 2022, there was one property classified as held for sale. The Company is working with an

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

external commercial real estate advisor firm to actively market the property and negotiate with potential buyers. During 2023, one property classified as held for sale were disposed, resulting in a net realized gain of $0. During 2022, seven properties classified as held for sale was disposed, resulting in a net realized gain of $2. Any associated gains and losses from these held for sale disposals were included in net realized capital gains (losses) within the Statements of Operations.

The Company disposed of other properties during 2023, 2022 and 2021 resulting in an insignificant amount of net realized gains, respectively. These gains and losses were included in net realized capital gains (losses) within the Statements of Operations.

The carrying value of the Company’s real estate assets at December 31, 2023 and 2022 was as follows:

	2023	2022

Home office properties	$41	$43
Properties held for sale	—	1

	$41	$44

Accumulated depreciation on real estate at December 31, 2023 and 2022, was $29 and $29, respectively.

Other Invested Assets

The Company recorded impairments of $0, $4 and $13 throughout years 2023, 2022 and 2021, respectively. These impairments were primarily related to private equity funds. The impairments were taken because the decline in fair value of the funds were deemed to be other than temporary and a recovery in value from the remaining underlying investments in the funds were not anticipated. These write-downs are included in net realized capital gains (losses) within the Statements of Operations.

Tax Credits

At December 31, 2023, the Company had ownership interests in 52 LIHTC investments with a carrying value of $75. The remaining years of unexpired tax credits ranged from one to eleven, and the properties were not subject to regulatory review. The length of time remaining for holding periods ranged from one to fourteen years. The amount of contingent equity commitments expected to be paid during the years 2024 to 2029 is $2. Tax credits expenses recognized in 2023 were $49 and other tax benefits recognized in 2023 were $3. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

At December 31, 2022, the Company had ownership interests in 52 LIHTC investments with a carrying value of $88. The remaining years of unexpired tax credits ranged from one to eleven, and the properties were not subject to regulatory review. The length of time remaining for holding periods ranged from one to fifteen years. The amount of contingent equity commitments expected to be paid during the years 2023 to 2029 is $4. Tax credits expenses recognized in 2022 were $33

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

and other tax benefits recognized in 2022 were $2. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

The following tables provide the carrying value of transferable state tax credits gross of any related tax liabilities and total unused transferable tax credits by state and in total as of December 31, 2023 and 2022:

		December 31, 2023

Description of State Transferable and Non-transferable Tax Credits	State	Carrying Value	Unused Amount*

Economic Redevelopment and Growth Tax Credits	NJ	13	19
LIHTC	CA	—	15

Total		$13	$34

		December 31, 2022

Description of State Transferable and Non-transferable Tax Credits	State	Carrying Value	Unused Amount

Economic Redevelopment and Growth Tax Credits	NJ	10	34

Total		$10	$34

The Company did not have any non-transferable state tax credits.

The Company estimated the utilization of the remaining state transferable tax credits by projecting a future tax liability based on projected premium, tax rates and tax credits, and comparing the projected future tax liability to the availability of remaining state transferable tax credits. The Company had no impairment losses related to state transferable tax credits.

Derivatives

Amounts disclosed in this Derivatives section do not include derivatives utilized in the hedging of variable annuity guarantees in accordance with SSAP No. 108, Derivatives Hedging Variable Annuity Guarantees. Please see the subsequent section “Derivatives Hedging Variable Annuity Guarantees” for results associated with those derivatives.

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets (cash or securities) on the Company’s behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, then the Company is required to post similar assets (cash or securities). Fair value of derivative contracts, aggregated at a counterparty level at December 31, 2023 and 2022 was as follows:

	2023	2022

Fair value - positive	$322	$409
Fair value - negative	(1,562)	(1,324)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2023, 2022 and 2021, the Company has recorded unrealized gains (losses) of ($433), ($23) and ($173), respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized gain (loss). The Company did not recognize any unrealized gains or losses during 2023, 2022 and 2021 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

The maximum term over which the Company is hedging its exposure to the variability of future cash flows is approximately 20 years for forecasted hedge transactions. At December 31, 2023 and 2022, none of the Company’s cash flow hedges have been discontinued as it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship. As of December 31, 2023 and 2022, the Company has no accumulated deferred gains related to the termination of swaps that were hedging forecasted transactions. It is expected that these gains will be used as basis adjustments on future asset purchases expected to transpire throughout 2024.

Summary of realized gains (losses) by derivative type for the years ended December 31, 2023, 2022 and 2021:

	2023	2022	2021

Options:
Calls	$13	$—	$6
Puts	(1)	—	(6)

Total options	$12	$—	$—

Swaps:
Interest rate	$—	$(1)	$87
Total return	(1,092)	1,054	(1,752)

Total swaps	$(1,092)	$1,053	$(1,665)

Futures - net positions	41	(376)	110

Total realized gains (losses)	$(1,039)	$677	$(1,555)

The average estimated fair value of derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2023 and 2022:

	Asset(1)		Liability(1)

	2023	2022	2023	2022

Derivative component of RSATs
Credit default swaps	$43	$29	$(4)	$—
Interest rate swaps	7	6	—	—

(1)	Asset and liability classification is based on the positive (asset) or negative

(liability) book/adjusted carrying value (BACV) of each derivative.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The estimated fair value of derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2023 and 2022:

	Asset(1)		Liability(1)

	2023	2022	2023	2022

Derivative component of RSATs
Credit default swaps	$63	$24	$6	$(2)
Interest rate swaps	8	6	—	—

Total	$71	$30	$6	$(2)

(1)	Asset and liability classification is based on the positive (asset) or negative

(liability) BACV of each derivative.

The Company did not have net realized gains (losses) on derivatives held for other than hedging purposes for the years ended December 31, 2023, 2022 and 2021.

As stated in Note 2, the Company replicates investment grade corporate bonds, sovereign debt, or commercial mortgage backed securities by writing credit default swaps. As a writer of credit swaps, the Company actively monitors the underlying asset, being careful to note any events (default or similar credit event) that would require the Company to perform on the credit swap. If such events would take place, a payment equal to the notional amount of the contract, less any potential recoveries as determined by the underlying agreement, will be made by the Company to the counterparty to the swap.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables present the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at December 31, 2023 and 2022:

		2023
Rating Agency Designation of Referenced Credit Obligations (1)	NAIC Designation	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
AAA/AA/A	1
Single name credit default swaps (3)		$16	$973	3.0
Credit default swaps referencing indices		—	32	41.4

Subtotal		16	1,005	4.2

BBB	2
Single name credit default swaps (3)		33	1,466	2.6
Credit default swaps referencing indices		19	1,402	2.3

Subtotal		52	2,868	2.5

BB	3
Single name credit default swaps (3)		1	90	1.8

Subtotal		1	90	1.8

B	4
Single name credit default swaps (3)		—	—	—

Subtotal		—	—	—

Total		$69	$3,963	2.9

(1)

The rating agency designations are based on availability and the blending of the applicable ratings among Moody’s Investors Service (“Moody’s”), S&P, and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.

(2)	The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

(3)	Includes corporate, foreign government and state entities.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

		2022
Rating Agency Designation of Referenced Credit Obligations (1)	NAIC Designation	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
AAA/AA/A	1
Single name credit default swaps (3)		$9	$948	3.2
Credit default swaps referencing indices		—	45	30.6

Subtotal		9	993	4.4

BBB	2
Single name credit default swaps (3)		6	1,801	2.4
Credit default swaps referencing indices		13	1,717	2.4

Subtotal		19	3,518	2.4

BB	3
Single name credit default swaps (3)		(1)	120	2.2

Subtotal		(1)	120	2.2

B	4
Single name credit default swaps (3)		—	15	1.0

Subtotal		—	15	1.0

Total		$27	$4,646	2.8

(1)

The rating agency designations are based on availability and the blending of the applicable ratings among Moody’s, S&P, and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.

(2)	The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

(3)	Includes corporate, foreign government and state entities.

The Company may enter into credit default swaps to purchase credit protection on certain of the referenced credit obligations in the table above. At December 31, 2023 and 2022, there were not any potential future recoveries available to offset the $3,963 and $4,646, respectively, from the table above.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2023 and 2022, the Company’s outstanding derivative instruments, shown in notional or contract amounts and fair value, are summarized as follows:

	Contract or Notional Amount*		Fair Value
	2023	2022	2023	2022

Derivative assets:
Credit default swaps	$3,316	$4,445	$63	$28
Currency swaps	699	747	83	139
Equity futures	—	—	5	9
Equity swaps	448	2,169	9	65
Interest rate swaps	45	35	7	8
Options	2,102	1,859	100	86
Derivative liabilities:
Credit default swaps	1,183	733	20	(2)
Currency swaps	213	44	10	2
Equity futures	—	—	9	12
Equity swaps	5,690	3,785	435	99
Interest rate futures	—	—	—	—
Interest rate swaps	6,379	7,096	988	1,091
Options	(2,641)	(2,078)	44	47

* Futures are presented in contract format. Swaps and options are presented in notional format.

Derivatives Hedging Variable Annuity Guarantees

The hedged obligation consists of guaranteed benefits on variable annuity contracts and resembles a long dated put option where claim payment is made whenever account value is less than a guaranteed amount, adjusted for applicable fees. Changes in interest rates impact the present value of future product cash flows (discount rate) as well as the value of investments comprising the account value to be assessed against the guarantee. Under this VM-21 compliant clearly defined hedging strategy, interest rate risk may be hedged by a duration matched portfolio of interest sensitive derivatives such as treasury bond forwards, treasury futures, interest rate swaps, interest rate swaptions or treasury future options. Effective October 1, 2021 the guaranteed benefits included was expanded to include variable annuity contracts with Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit riders, excluding contracts assumed via reinsurance along with the originally included Guaranteed Minimum Withdrawal Benefit and Guaranteed Minimum Account Benefit riders. The Company received approval from the IID on September 28, 2021 for the expansion of the program. Total return on the designated portfolio of derivatives remains highly effective in covering the interest rate risk (rho) of the hedged obligation. Hedge effectiveness is measured in accordance with the requirements outlined under SSAP No. 108 and entails assessment of the total return on the designated portfolio of derivatives against changes in the fair value of the hedged obligation due to interest rate movements on a cumulative basis.

The Company accelerated the amortization of its SSAP 108 variable annuity deferred interest rate position reported on December 31, 2021. The Company fully amortized the $250 unamortized liability balance as of December 31, 2021 to zero, in 2022. The acceleration of the amortization of the SSAP 108 deferral is consistent with SSAP 108, Paragraph 14 Section c. i. that allows the

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

accelerating of amortization of the deferral, if consistently done between deferred assets and deferred liabilities within its hedging strategy. The Company did not change any accounting practices under SSAP 108. The Company’s Clearly Defined Hedge Strategy is not being revised.

Scheduled amortization for SSAP No. 108 derivatives as of December 31, 2023 is as follows:

Amortization Year	Deferred Assets	Deferred Liabilities

2024	$(66)	$15
2025	(66)	15
2026	(66)	15
2027	(66)	15
2028	(66)	15
2029	(66)	15
2030	(66)	15
2031	(66)	15
2032	(46)	15
2033	(17)	11

Total	$(591)	$146

The following table is a reconciliation of the total deferred balance (net of tax) of SSAP No. 108 derivatives:

Total Deferred Balance
1. Balance at January 1, 2022	$(250)
2. Amortization	(230)
3. Deferred Recognition	(400)

4. Balance at December 31, 2022 [1-(2+3)]	$380
5. Amortization	44
6. Deferred Recognition	(109)

7. Balance at December 31, 2023 [4-(5+6)]	$445

The following tables provide information regarding SSAP No. 108 hedging instruments:

	2023	2022

Amortized cost	$—	$—
Fair value	855	(750)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31, 2023
	Net Investment Income	Realized Gain (Loss)	Unrealized Gain (Loss)	Total*

Derivative performance	$(13)	$(1,725)	$1,606	$(132)

SSAP No. 108 Adjustments
Portion of the derivative performance attributed to natural offset	5	717	(722)	—
Deferred	8	1,008	(884)	132
*Totals shown are pre-tax

December 31, 2022
	Net Investment Income	Realized Gain (Loss)	Unrealized Gain (Loss)	Total*

Derivative performance	$(34)	$(3,736)	$(654)	$(4,424)

SSAP No. 108 Adjustments
Portion of the derivative performance attributed to natural offset	84	2,275	1,559	3,918
Deferred	(50)	1,461	(905)	506
*Totals shown are pre-tax

	Year Ended December 31
	2023	2022

Prior year fair value of hedged item	$539	$(3,847)
Current year fair value of hedged item	630	938

Change in fair value attributable to interest rates	$91	$4,785

Portion of the fair value change attributed to the hedged risk	$91	$4,785

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Restricted Assets

The following tables show the pledged or restricted assets as of December 31, 2023 and 2022, respectively:

	Gross Restricted (Admitted & Nonadmitted) 2023

Restricted Asset Category	Total General Account (G/A)	G/A Supporting Separate Account (S/A) Activity	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity	Total

Collateral held under security lending agreements	$2,292	$—	$—	$—	$2,292
Subject to repurchase agreements	157	—	—	—	157
Subject to dollar repurchase agreements	11	—	—	—	11
FHLB capital stock	88	—	—	—	88
On deposit with states	38	—	—	—	38
Pledged as collateral to FHLB (including assets backing funding agreements)	3,937	—	—	—	3,937
Pledged as collateral not captured in other categories	2,230	—	—	—	2,230
Other restricted assets	7,337	—	—	—	7,337

Total restricted assets	$16,090	$—	$—	$—	$16,090

	Gross (Admitted & Nonadmitted) Restricted				Percentage

Restricted Asset Category	Total From Prior Year (2022)	Increase/ (Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

Collateral held under security lending agreements	$2,115	$177	$—	$2,292	1.30%	1.31%
Subject to repurchase agreements	251	(94)	—	157	0.09	0.09
Subject to dollar repurchase agreements	96	(85)	—	11	0.01	0.01
FHLB capital stock	130	(42)	—	88	0.05	0.05
On deposit with states	38	—	—	38	0.02	0.02
Pledged as collateral to FHLB (including assets backing funding agreements)	5,335	(1,398)	—	3,937	2.23	2.25
Pledged as collateral not captured in other categories	2,268	(38)	—	2,230	1.26	1.27
Other restricted assets	5,983	1,354	—	7,337	4.16	4.20

Total restricted assets	$16,216	$(126)	$—	$16,090	9.12%	9.20%

The amounts reported as other restricted assets in the table above represent assets held in trust related to reinsurance.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables show the pledged or restricted assets in other categories as of December 31, 2023 and 2022, respectively:

	Gross Restricted (Admitted & Nonadmitted) 2023

Description of Assets	Total General Account (G/A)	G/A Supporting Separate Account (S/A) Activity	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity	Total

Derivatives	$2,229	$—	$—	$—	$2,229
Secured funding agreements	1	—	—	—	1

Total	$2,230	$—	$—	$—	$2,230

	Gross (Admitted & Nonadmitted) Restricted				Percentage

Description of Assets	Total From Prior Year (2022)	Increase/ (Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

Derivatives	$2,251	$(22)	$—	$2,229	1.26%	1.27%
Secured funding agreements	17	(16)	—	1	0.00	0.00

Total	$2,268	$(38)	$—	$2,230	1.26%	1.27%

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables show the collateral received and reflected as assets within the financial statements as of December 31, 2023 and 2022:

2023

Collateral Assets	Carrying Value	Fair Value	% of CV to Total Assets (Admitted and Nonadmitted)	% of CV to Total Admitted Assets

Cash	$787	$787	1.01%	1.04%
Securities lending collateral assets	2,292	2,292	2.95	3.02
Other	30	30	0.04	0.04

Total collateral assets	$3,109	$3,109	4.00%	4.10%

	Amount	% of Liability to Total Liabilities

Recognized obligation to return collateral asset	$3,110	4.44%

2022

Collateral Assets	Carrying Value	Fair Value	% of CV to Total Assets (Admitted and Nonadmitted)	% of CV to Total Admitted Assets

Cash	$249	$243	0.31%	0.31%
Securities lending collateral assets	2,115	2,115	2.59	2.64
Other	—	—	—	—

Total collateral assets	$2,364	$2,358	2.90%	2.95%

	Amount	% of Liability to Total Liabilities

Recognized obligation to return collateral asset	$2,367	3.17%

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Net Investment Income

Detail of net investment income is presented below:

	Year Ended December 31
	2023	2022	2021

Income:
Bonds	$2,170	$2,029	$2,151
Preferred stocks	5	3	4
Common stocks	392	343	228
Mortgage loans on real estate	383	415	483
Real estate	9	13	25
Policy loans	110	108	112
Cash, cash equivalents and short-term investments	95	26	1
Derivatives	403	273	89
Other invested assets	200	180	155

Gross investment income	3,767	3,390	3,248
Less: investment expenses	198	178	167

Net investment income before amortization of IMR	3,569	3,212	3,081
Amortization of IMR	28	85	110

Net investment income	$3,597	$3,297	$3,191

At December 31, 2023 and 2022, the Company excluded investment income due and accrued of $10 and $40, respectively. There were no amounts excluded for mortgage loans or real estate for either 2023 and 2022.

The gross, nonadmitted and admitted amounts for interest income due and accrued are presented in the following table:

	2023	2022

Gross	$636	$756
Nonadmitted	$10	$40
Admitted	$626	$716

At December 31, 2023, the Company had cumulative amounts for paid-in-kind interest of $1 included in the principle balance. At December 31, 2022, the Company did not report a paid-in-kind interest balance.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Realized Capital Gains (Losses)

Net realized capital gains (losses) on investments, including OTTI, are summarized below:

	Realized

	Year Ended December 31
	2023	2022	2021

Bonds	$(669)	$(614)	$311
Preferred stocks	—	—	2
Common stocks	(8)	56	11
Mortgage loans on real estate	(1)	—	—
Real estate	—	1	(9)
Cash, cash equivalents and short-term investments	(1)	—	—
Derivatives	(2,043)	(4,555)	(2,474)
Variable annuity reserve hedge offset	(44)	229	15
Other invested assets	27	169	488

Change in realized capital gains (losses), before taxes	(2,739)	(4,714)	(1,656)
Federal income tax effect	106	45	(122)
Transfer from (to) IMR	634	458	(146)

Net realized capital gains (losses) on investments	$(1,999)	$(4,211)	$(1,924)

Unrealized Capital Gains (Losses)

The changes in net unrealized capital gains and losses on investments, including the changes in net unrealized foreign capital gains and losses were as follows:

	Change in Unrealized

	Year Ended December 31
	2023	2022	2021

Bonds	$10	$197	$150
Preferred stocks	1	(11)	15
Common stocks	1	(40)	2
Affiliated entities	443	(278)	(46)
Derivatives	600	1,142	262
Other invested assets	327	51	139

Change in unrealized capital gains (losses), before taxes	1,382	1,061	522
Taxes on unrealized capital gains (losses)	(98)	(47)	(72)

Change in unrealized capital gains (losses), net of tax	$1,284	$1,014	$450

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Admitted Disallowed IMR

The Company has admitted net negative (disallowed) IMR in accordance with the following criteria:

A.	Fixed income investments generating IMR losses comply with the reporting entity’s documented investment or liability management policies.
B.

IMR losses for fixed income related derivatives are all in accordance with prudent and documented risk management procedures, in accordance with a reporting entity’s derivative use plans and reflect symmetry with historical treatment in which unrealized derivative gains were reversed to IMR and amortized in lieu of being recognized as realized gains upon derivative termination.

C.

Any deviation to (a) was either because of a temporary and transitory timing issue or related to a specific event, such as a reinsurance transaction, that mechanically made the cause of IMR losses not reflective of reinvestment activities.

D.

Asset sales that were generating admitted negative IMR were not compelled by liquidity pressures (e.g., to fund significant cash outflows including, but not limited to excess withdrawals and collateral calls).

The aggregate net negative (disallowed) IMR allocation is presented in the following table for the year ended December 31, 2023:

	Total	General Account	Insulated Separate Account	Non-Insulated Separate Account

2023	$7	$7	$—	$—

The allocation of the admitted negative (disallowed) IMR is presented in the following table for the year ended December 31, 2023:

	Total	General Account	Insulated Separate Account	Non-Insulated Separate Account

2023	$7	$7	$—	$—

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The calculation of adjusted capital and surplus with consideration of the negative (disallowed) IMR is presented in the following table for the year ended December 31, 2023:

2023

Prior period, as of September 30, 2023 the most recent statement filed with the IID, general account capital and surplus	$5,731
From prior period SAP financials:
Net positive goodwill (admitted)	—
EDP equipment & operating system software (admitted)	—
Net DTAs (admitted)	748
Net negative (disallowed) IMR (admitted)	—

Adjusted capital and surplus	$4,983

The admitted net negative (disallowed) IMR represents 0.14% of adjusted capital and surplus for 2023.

The Company did not have gains/losses associated with derivatives sold allocated to IMR during 2023.

6.	Policy and Contract Attributes

Insurance Liabilities

Policy reserves, deposit-type contracts and policy claims at December 31, 2023 and 2022 were as follows:

	Year Ended December 31
	2023	2022

Life insurance reserves	$32,027	$33,013
Annuity reserves and supplementary contracts with life contingencies	13,368	17,894
Accident and health reserves (including long term care)	7,101	7,049

Total policy reserves	$52,496	$57,956

Deposit-type contracts	717	766
Policy claims	983	1,098

Total policy reserves, deposit-type contracts and claim liabilities	$54,196	$59,820

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Life Insurance Reserves

The aggregate policy reserves for life insurance policies are based upon the 1941, 1958, 1980, 2001 and 2017 Commissioner’s Standard Ordinary Mortality Tables, the 1912, 1941 and 1961 Standard Industrial Mortality Tables, the 1960 Commissioner’s Standard Group Mortality Table, the American Men, Actuaries and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 0.75 to 6.50 percent and are computed principally on the Net Level Premium Valuation and the Commissioner’s Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioner’s Reserve Valuation Method or Actuarial Guideline XXXVIII. Effective July 1, 2017, term insurance issued follows Valuation Manual section 20 (VM-20) reserve requirements.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the date of death.

Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. Generally, reserves are determined by computing the regular reserve for the plan at the true age and holding, in addition, the unearned portion of the extra premium charge for the year. Effective July 1, 2017, for substandard term insurance policies, per VM-20 requirements, the substandard rating is applied to the reserve mortality. For certain flexible premium and fixed premium universal life insurance products, reserves are calculated utilizing the Commissioner’s Reserve Valuation Method for universal life policies and recognizing any substandard ratings.

As of December 31, 2023 and 2022, the Company had insurance in force aggregating $33,976 and $39,639, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the IID. The Company established policy reserves of $1,463 and $1,506 to cover these deficiencies as of December 31, 2023 and 2022, respectively.

Participating life insurance policies were issued by the Company in prior years which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company. Participating insurance constituted less than 0.05% of ordinary life insurance in force at December 31, 2023 and 2022.

Annuity Reserves and Supplementary Contracts Involving Life Contingencies

Deferred annuity reserves are calculated according to the Commissioner’s Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 1.25 to 11.75 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include GICs and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications of Insurance or Managed Care Contracts. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement option, on a change in fund basis, according to the Commissioner’s Annuity Reserve Valuation Method.

For variable annuities with guaranteed living benefits and variable annuities with minimum guaranteed death benefits the Company complies with VM-21. VM-21 specifies statutory reserve requirements for variable annuity contracts with benefit guarantees (VACARVM) and without benefit guarantees and related products. The VM-21 reserve calculation covers all variable annuity products. Examples of covered guaranteed benefits include guaranteed minimum accumulation benefits, return of premium death benefits, guaranteed minimum income benefits, guaranteed minimum withdrawal benefits and guaranteed payout annuity floors. The aggregate reserve for contracts falling within the scope of VM-21 is equal to the stochastic reserves plus the additional standard projection amount. During 2022, the Company established a voluntary reserve in addition to the reserve required under VM-21 to help manage volatility associated with unhedged base contract cashflows. The VA voluntary reserve totaled $505 as of December 31, 2023.

Both the stochastic reserves and the standard projection are determined as the conditional tail expectation (CTE)-70 of the scenario reserves. To determine the CTE-70 values, the Company used 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) and Society of Actuaries. The stochastic reserves uses prudent estimate assumptions based on Company experience, while the standard projection uses the assumptions prescribed in VM-21 for determining the additional standard projection amount.

Accident and Health Liabilities

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

At December 31, 2023 and 2022, the Company had no premium deficiency reserve related to accident and health policies.

The Company’s primary method utilized to estimate premium adjustments for contracts subject to redetermination is to review experience periodically and to adjust premiums for differences between the experience anticipated at the time of redetermination and that underlying the original premiums. The Company has not limited its degree of discretion contractually; however, in some states it has agreed not to raise premiums in order to recoup past losses. The Company forgoes premium changes on existing policies at its option if the administrative cost and other business issues associated with the change outweigh the direct financial impact of the change. Also, the Company has extra-contractually guaranteed the current premium scale for certain policies.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

For indeterminate premium products, a full schedule of current and anticipated premium rates is developed at the point of issue. Premium rate adjustments are considered when anticipated future experience foretells deviations from the original profit standards. The source of deviation (mortality, persistency, expense, etc.) is an important consideration in the re-rating decision as well as the potential effect of a rate change on the future experience of the existing block of business.

The Company does not write any accident and health business that is subject to the Affordable Care Act risk sharing provisions.

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business. Unpaid claims include amounts for losses and related adjustment expenses and are estimates of the ultimate net costs of all losses, reported and unreported. These estimates are subject to the impact of future changes in claim severity, frequency and other factors.

Activity in the liability for unpaid claims and related processing costs net of reinsurance is summarized as follows:

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year

Year ended December 31, 2023
2023	$—	$1,148	$435	$713
2022 and prior	1,991	(82)	622	1,287

	1,991	$1,066	$1,057	2,000

Active life reserve	$5,476			$5,508

Total accident and health reserves	$7,467			$7,508

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year

Year ended December 31, 2022
2022	$—	$1,141	$444	$697
2021 and prior	1,941	(49)	598	1,294

	1,941	$1,092	$1,042	1,991

Active life reserve	$5,442			$5,476

Total accident and health reserves	$7,383			$7,467

The change in the Company’s unpaid claims reserve was ($82) and ($49) for the years ended December 31, 2023 and 2022, respectively, for health claims that were incurred prior to those Balance Sheets date. The change in 2023 and 2022 was due to better than expected experience primarily due to reduced medical claims and accidental deaths.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Activity in the liability for unpaid claims adjustment expense is summarized as follows:

	Liability Beginning of Year	Incurred	Paid	Liability End of Year

Year ended December 31, 2023
2023	$—	$38	$23	$15
2022 and prior	42	(12)	3	27

	$42	$26	$26	$42

Year ended December 31, 2022
2022	$—	$25	$10	$15
2021 and prior	37	8	18	27

	$37	$33	$28	$42

The Company increased the claim adjustment expense provision for insured events of prior years during 2023.

Premium and Annuity Considerations Deferred and Uncollected

Reserves on the Company’s traditional life insurance products are computed using mean and interpolated or mid-terminal reserving methodologies. The mean methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy’s paid-through date to the policy’s next anniversary date. The interpolated methodologies do not require the establishment of such assets, however, it is required to hold unearned premium liabilities. At December 31, 2023 and 2022, the gross premiums and net of loading amounts related to these assets (which are reported as premiums deferred and uncollected), are as follows:

	2023		2022
	Gross	Net of Loading	Gross	Net of Loading
Life and annuity:
Ordinary first-year business	$1	$—	$1	$—
Ordinary renewal business	122	96	142	115
Group life direct business	14	10	15	11

	$137	$106	$158	$126

Deposit-type Contracts

Tabular interest on funds not involving life contingencies has been determined primarily by formula.

The Company issues certain funding agreements with well-defined class-based annuity purchase rates defining either specific or maximum purchase rate guarantees. However, these funding agreements are not issued to or for the benefit of an identifiable individual or group of individuals. These contracts are classified as deposit-type contracts in accordance with SSAP No. 50.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Included in the liability for deposit-type contracts at December 31, 2023 and 2022 are approximately $11 and $11, respectively, of funding agreements issued to special purpose entities in conjunction with non-recourse medium-term note programs. Under these programs, the proceeds from each note series issuance are used to purchase a funding agreement from the Company which secures that particular series of notes. In general, the payment terms of the note series match the payment terms of the funding agreement that secures that series. Claims for the principal and interest for these funding agreements are afforded equal priority as other policyholders.

Withdrawal Characteristics of Annuity Reserves and Deposit Funds

A portion of the Company’s policy reserves and other policyholders’ funds (including separate account liabilities) relates to liabilities established on a variety of the Company’s annuity, deposit fund and life products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on annuity and deposit fund products, by withdrawal characteristics, is summarized as follows:

	December 31 2023

Individual Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$316	$714	$—	$1,030	2%
At book value less surrender charge of 5% or more	919	—	—	919	1
At fair value	6	—	58,435	58,441	84

Total with adjustment or at fair value	1,241	714	58,435	60,390	87
At book value without adjustment (minimal or no charge or adjustment)	6,679	—	—	6,679	10
Not subject to discretionary withdrawal provision	1,723	—	488	2,211	3

Total individual annuity reserves	9,643	714	58,923	69,280	100%

Less reinsurance ceded	6,228	—	—	6,228

Net individual annuities reserves	$3,415	$714	$58,923	$63,052

Amount included in book value less surrender charge above that will move to book value without adjustment in the year after the statement date	$235	$—	$—	$235

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31 2023

Group Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$4,104	$13	$—	$4,117	11%
At book value less surrender charge of 5% or more	20	—	—	20	—
At fair value	—	—	28,070	28,070	72

Total with adjustment or at fair value	4,124	13	28,070	32,207	83
At book value without adjustment (minimal or no charge or adjustment)	4,848	—	—	4,848	12
Not subject to discretionary withdrawal provision	1,846	—	64	1,910	5

Total group annuities reserves	10,818	13	28,134	38,965	100%

Less reinsurance ceded	864	—	—	864

Net group annuities reserves	$9,954	$13	$28,134	$38,101

	December 31 2023

Deposit-type contracts (no life contingencies):	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$—	$—	$—	$—	0%
Total with adjustment or at fair value	—	—	—	—	0

At book value without adjustment (minimal or no charge or adjustment)	220	—	—	220	27
Not subject to discretionary withdrawal provision	504	68	19	591	73

Total deposit-type contracts	724	68	19	811	100%

Less reinsurance ceded	8	—	—	8

Net deposit-type contracts	$716	$68	$19	$803

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Reconciliation to the Annual Statement:	Amount

Life & Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$12,438
Exhibit 5, Supp contracts with life contingencies section, total (net)	931
Exhibit 7, Deposit-type contracts, net balance at the end of the current year after reinsurance	716

Subtotal	14,085
Separate Accounts Annual Statement:
Exhibit 3, Annuities section, total	87,269
Exhibit 3, Supp contracts with life contingencies section, total	515
Other contract deposit funds	87

Subtotal	87,871

Combined total	$101,956

	December 31 2022

Individual Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$368	$137	$—	$505	1%
At book value less surrender charge of 5% or more	1,193	—	—	1,193	1
At fair value	6	—	56,032	56,038	83

Total with adjustment or at fair value	1,567	137	56,032	57,736	85
At book value without adjustment (minimal or no charge or adjustment)	7,190	—	—	7,190	11
Not subject to discretionary withdrawal provision	2,484	—	408	2,892	4

Total individual annuity reserves	11,241	137	56,440	67,818	100%

Less reinsurance ceded	2,736	—	—	2,736

Net individual annuity reserves	$8,505	$137	$56,440	$65,082
Amount included in book value less surrender charge above that will move to book value without adjustment in the year after the statement date	$2	$—	$—	$2

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31 2022

Group Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$3,641	$16	$—	$3,657	11%
At book value less surrender charge of 5% or more	20	—	—	20	—
At fair value	—	—	24,776	24,776	71

Total with adjustment or at fair value	3,661	16	24,776	28,453	82
At book value without adjustment (minimal or no charge or adjustment)	4,116	—	—	4,116	12
Not subject to discretionary withdrawal provision	1,946	—	58	2,004	6

Total group annuity reserves	9,723	16	24,834	34,573	100%

Less reinsurance ceded	334	—	—	334

Net group annuity reserves	$9,389	$16	$24,834	$34,239

	December 31 2022

Deposit-type contracts (no life contingencies):	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$5	$—	$—	$5	1%

Total with adjustment or at fair value	5	—	—	5	1
At book value without adjustment (minimal or no charge or adjustment)	237	—	—	237	28
Not subject to discretionary withdrawal provision	533	53	14	600	71

Total deposit-type contracts	775	53	14	842	100%

Less reinsurance ceded	9	—	—	9

Net deposit-type contracts	$766	$53	$14	$833

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Reconciliation to the Annual Statement:	Amount

Life & Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$16,961
Exhibit 5, Supp contracts with life contingencies section, total (net)	933
Exhibit 7, Deposit-type contracts, net balance at the end of the current year after reinsurance	766

Subtotal	18,660
Separate Accounts Annual Statement:
Exhibit 3, Annuities section, total	80,995
Exhibit 3, Supp contracts with life contingencies section, total	432
Other contract deposit funds	67

Subtotal	81,494

Combined total	$100,154

The amount of reserves on life products, by withdrawal characteristics, is summarized as follows:

	December 31 2023

	General Account

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$319	$462
Universal life	13,359	12,668	15,050
Universal life with secondary guarantees	5,929	5,819	12,845
Indexed universal life with secondary guarantees	7,773	5,385	6,486
Other permanent cash value life insurance	2	4,755	7,192
Variable universal life	681	680	1,002
Not subject to discretionary withdrawal or no cash values
Term policies without cash value	—	—	8,024
Accidental death benefits	—	—	48
Disability - active lives	—	—	37
Disability - disabled lives	—	—	160
Miscellaneous reserves	—	—	1,604

Total (gross)	27,744	29,626	52,910
Reinsurance ceded	5,065	4,914	21,387

Total (net)	$22,679	$24,712	$31,523

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31
	2023

	Separate Account - Guaranteed

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$684	$684	$684

Total (net)	$684	$684	$684

	December 31
	2023

	Separate Account - Nonguaranteed

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$8,003	$8,000	$9,208

Total (net)	$8,003	$8,000	$9,208

Reconciliation to the Annual Statement:	Amount

Life & Accident & Health Annual Statement:
Exhibit 5, Life insurance section, total (net)	$30,751
Exhibit 5, Accidental death benefits section total (net)	25
Exhibit 5, Disability - active lives section, total (net)	16
Exhibit 5, Disability - disabled lives section, total (net)	137
Exhibit 5, Miscellaneous reserves section, total (net)	594

Subtotal	31,523
Separate Accounts Annual Statement:
Exhibit 3, Life insurance section, total	9,892

Subtotal	9,892

Combined total	$41,415

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31
	2022

	General Account

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$313	$313	$442
Universal life	14,590	13,706	14,639
Universal life with secondary guarantees	5,822	5,760	13,570
Indexed universal life with secondary guarantees	6,612	4,539	5,344
Other permanent cash value life insurance	4,698	4,698	7,148
Variable universal life	672	673	1,491
Not subject to discretionary withdrawal or no cash values
Term policies without cash value	—	—	8,085
Accidental death benefits	—	—	50
Disability - active lives	—	—	37
Disability - disabled lives	—	—	163
Miscellaneous reserves	—	—	1,573

Total (gross)	32,707	29,689	52,542
Reinsurance ceded	4,620	4,621	20,036

Total (net)	$28,087	$25,068	$32,506

	December 31
	2022

	Separate Account - Guaranteed

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$677	$677	$677

Total (net)	$677	$677	$677

	December 31
	2022

	Separate Account - Nonguaranteed

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$6,989	$6,983	$8,072

Total (net)	$6,989	$6,983	$8,072

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Reconciliation to the Annual Statement:	Amount

Life & Accident & Health Annual Statement:
Exhibit 5, Life insurance section, total (net)	$31,686
Exhibit 5, Accidental death benefits section total (net)	26
Exhibit 5, Disability - active lives section, total (net)	17
Exhibit 5, Disability - disabled lives section, total (net)	142
Exhibit 5, Miscellaneous reserves section, total (net)	635

Subtotal	32,506
Separate Accounts Annual Statement:
Exhibit 3, Life insurance section, total	8,749

Subtotal	8,749

Combined total	$41,255

Separate Accounts

Certain separate and variable accounts held by the Company relate to individual variable life insurance policies. The benefits provided on the policies are determined by the performance and/or fair value of the investments held in the separate account. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. The assets of these separate accounts are carried at fair value. The life insurance policies typically provide a guaranteed minimum death benefit.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Certain separate accounts held by the Company represent funds which are administered for pension plans. The assets consist primarily of fixed maturities and equity securities and are carried at fair value. The Company provides a minimum guaranteed return to policyholders of certain separate accounts. Certain other separate accounts do not have any minimum guarantees and the investment risks associated with fair value changes are borne entirely by the policyholder. Information regarding the separate accounts of the Company as of and for the years ended December 31, 2023, 2022 and 2021 is as follows:

	Guaranteed Indexed	Nonindexed Guarantee Less Than or Equal to 4%	Nonindexed Guarantee Greater Than 4%	Nonguaranteed Separate Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2023	$—	$—	$10	$6,075	$6,085

Reserves for separate accounts as of December 31, 2023 with assets at:
Fair value	$710	$85	$—	$96,283	$97,078
Amortized cost	—	684	—	—	684

Total as of December 31, 2023	$710	$769	$—	$96,283	$97,762

Reserves for separate accounts by withdrawal characteristics as of December 31, 2023:
With fair value adjustment	$710	$18	$—	$—	$728
At fair value	—	—	—	95,712	95,712

At book value without fair value adjustment and with current surrender charge of less than 5%	—	684	—	—	684
Subtotal	710	702	—	95,712	97,124
Not subject to discretionary withdrawal	—	68	—	571	639

Total separate account reserve liabilities at December 31, 2023	$710	$770	$—	$96,283	$97,763

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Guaranteed Indexed	Nonindexed Guarantee Less Than or Equal to 4%	Nonindexed Guarantee Greater Than 4%	Nonguaranteed Separate Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2022	$—	$—	$10	$7,663	$7,673

Reserves for separate accounts as of December 31, 2022 with assets at:
Fair value	$132	$75	$—	$89,360	$89,567
Amortized cost	—	677	—	—	677

Total as of December 31, 2022	$132	$752	$—	$89,360	$90,244

Reserves for separate accounts by withdrawal characteristics as of December 31, 2022:
With fair value adjustment	$132	$22	$—	$—	$154
At fair value	—	—	—	88,880	88,880
At book value without fair value adjustment and with current surrender charge of less than 5%	—	677	—	—	677

Subtotal	132	699	—	88,880	89,711
Not subject to discretionary withdrawal	—	53	—	479	532

Total separate account reserve liabilities at December 31, 2022	$132	$752	$—	$89,359	$90,243

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Guaranteed Indexed	Nonindexed Guarantee Less Than or Equal to 4%	Nonindexed Guarantee Greater Than 4%	Nonguaranteed Separate Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2021	$—	$—	$11	$8,076	$8,087

Reserves for separate accounts as of December 31, 2021 with assets at:
Fair value	$—	$93	$—	$123,046	$123,139
Amortized cost	—	669	—	—	669

Total as of December 31, 2021	$—	$762	$—	$123,046	$123,808

Reserves for separate accounts by withdrawal characteristics as of December 31, 2021:
With fair value adjustment	$—	$26	$—	$—	$26
At fair value	—	—	—	122,404	122,404
At book value without fair value adjustment and with current surrender charge of less than 5%	—	669	—	—	669

Subtotal	—	695	—	122,404	123,099
Not subject to discretionary withdrawal	—	66	—	643	709

Total separate account reserve liabilities at December 31, 2021	$—	$761	$—	$123,047	$123,808

A reconciliation of the amounts transferred to and from the Company’s separate accounts is presented below:

	Year Ended December 31
	2023	2022	2021

Transfer as reported in the Summary of Operations of the separate accounts statement:
Transfers to separate accounts	$6,167	$7,757	$8,164
Transfers from separate accounts	(10,944)	(18,692)	(17,029)

Net transfers from separate accounts	(4,777)	(10,935)	(8,865)
Miscellaneous reconciling adjustments	(24)	(17)	(16)

Net transfers as reported in the Summary of Operations of the life, accident and health annual statement	$(4,801)	$(10,952)	$(8,881)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. At December 31, 2023 and 2022, the Company’s separate account statement included legally insulated assets of $98,092 and $91,338, respectively. The assets legally insulated from general account claims at December 31, 2023 and 2022 are attributed to the following products:

	2023	2022

Group annuities	$25,977	$22,949
Variable annuities	61,550	58,923
Fixed universal life	725	717
Variable universal life	8,484	7,584
Variable life	1,277	1,105
Modified separate accounts	78	47
Registered market value annuity product - SPL	1	6
WRL asset accumulator	—	7

Total separate account assets	$98,092	$91,338

At December 31, 2023 and 2022, the Company held separate account assets not legally insulated from the general account in the amount of $760 and $156, respectively.

Some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. To compensate the general account for the risk taken, the separate account paid risk charges of $570, $584, $579, $565 and $552, to the general account in 2023, 2022, 2021, 2020 and 2019, respectively. During the years ended December 31, 2023, 2022, 2021, 2020 and 2019 the general account of the Company had paid $63, $56, $45, $75 and $75 respectively, toward separate account guarantees.

At December 31, 2023 and 2022, the Company reported guaranteed separate account assets at amortized cost in the amount of $710 and $705, respectively, based upon the prescribed practice granted by the State of Iowa as described in Note 2. These assets had a fair value of $649 and $617 at December 31, 2023 and 2022, respectively, which would have resulted in an unrealized gain/(loss) of ($61) and ($87), respectively, had these assets been reported at fair value.

The Company does not participate in securities lending transactions within the separate account.

7. Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Premiums and annuity considerations include the following reinsurance amounts:

	Year Ended December 31
	2023	2022	2021

Direct premiums	$16,262	$15,957	$17,591
Reinsurance assumed - non affiliates	866	1,017	1,272
Reinsurance assumed - affiliates	(10)	5,366	(1)
Reinsurance ceded - non affiliates	(2,547)	(1,819)	(3,594)
Reinsurance ceded - affiliates	(5,055)	(708)	(786)

Net premiums earned	$9,516	$19,813	$14,482

The Company received reinsurance recoveries in the amount of $3,327, $3,764 and $3,824 during 2023, 2022 and 2021, respectively. At December 31, 2023 and 2022, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $853 and $987, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2023 and 2022 of $39,004 and $34,508, respectively, of which $16,868 and $12,465 were ceded to affiliates, respectively.

During 2023, 2022 and 2021, amortization of deferred gains associated with previously transacted reinsurance agreements was released into income in the amount of $684 ($429 after tax), $869 ($574 after tax) and $195 ($127 after tax), respectively.

Effective December 31, 2023, the Company entered into a reinsurance agreement whereby the Company ceded fixed deferred annuity business to an affiliated entity, Transamerica Bermuda Re, Ltd. (TBRe). The Company paid a ceding commission of $138 in addition to reinsurance premiums of $4,394 in the form of a funds withheld payable and ceded $4,394 of statutory reserves. The transaction resulted in a pre-tax loss of $138, which has been included in the Statements of Operations.

Effective July 1, 2023, the Company ceded universal life with secondary guarantee (SGUL) insurance business to an unaffiliated entity. The Company paid considerations of $1,057 in assets and cash, ceded $1,436 of reserves and $555 of policy loans. After a $199 realized loss, the transaction resulted in a pre-tax gain of $179.

Effective July 1, 2023, the Company recaptured a specific list of policies from an affiliate, LIICA Re II. As a result, the Company received $5 in cash and $114 in policyholder reserves. The transaction resulted in a pre-tax loss of $109 which has been included in the Statements of Operations.

Effective July 1, 2023, the Company recaptured a specific list of policies from an affiliate, Transamerica Pacific Re. As a result, the Company received $12 in cash and $33 in policyholder reserves. The transaction resulted in a pre-tax loss of $21 which has been included in the Statements of Operations.

On October 31, 2022, the Company executed an affiliated coinsurance arrangement, effective July 1, 2022, under which it assumes the remaining in force universal life business from TLB net of third-party reinsurance. The Company received consideration of $4,974 in the form of cash and

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

invested assets and assumed $5,543 in policy and contract reserves along with $6 in policy loans. After establishing a $432 IMR deferral related to the asset transfers, this transaction resulted in a pre-tax loss of $131 which was included in the Summary of Operations. This transaction is secured by a comfort trust equal to 100% of the Company’s U.S. statutory reserves.

Effective April 1, 2022, LIICA Re II, an affiliate, executed a recapture of a specific list of policies to the Company. The Company received consideration of $186 in the form of cash and recaptured policyholder reserves of $838. The transaction resulted in a pre-tax loss of $652 which was included in the Statements of Operations.

Effective December 31, 2021, the Company ceded SGUL insurance business to an unaffiliated entity. The Company paid considerations of $1,738 in assets and cash, ceded $1,470 of reserves and $13 of policy loans. After a $55 realized gain release, the transaction resulted in a pre-tax loss of $243 which was included in the Statement of Operations. There was a reversal of tax timing differences and release of RBC required that offset the pre-tax loss resulting in a neutral impact to the RBC ratio.

Effective October 1, 2021, the Company recaptured a block of universal life business from an affiliate, TLIC Oakbrook Reinsurance, Inc. (TORI). The Company received consideration of $963 in the form of released funds withheld and recaptured policyholder reserves of $1,229 and claims reserves of $7. The transaction resulted in a pre-tax loss of $272 which was included in the Statements of Operations. In addition, the Company released into income a previously deferred unamortized gain resulting from the original cessions of this business to TORI in the amount of $173 with a corresponding charge to unassigned surplus.

Effective May 31, 2021, the Company amended and restated the Military Life and Affinity reinsurance agreements with Ironwood Re Corp, an affiliate, which changed the funds withheld calculation from a GAAP reserve valuation to a Gross Premium Valuation. As a result, the Company increased the funds withheld liability by $43. The transaction resulted in no pre-tax gain or loss.

In January 2018, Scottish Re Group announced a sale and restructuring plan and commenced Chapter 11 (reorganization) procedures for some of its subsidiaries. In December 2018, the Delaware Department of Insurance began oversight procedures of Scottish Re (U.S.), Inc. (SRUS), with whom the Company is a counterparty for some of its reinsurance activities. SRUS was ordered into receivership for the purposes of rehabilitation on March 6, 2019. On May 16, 2019, the IID suspended the certificate of authority for SRUS but later clarified that reserve credit could be taken on reinsurance agreements entered into prior to the revocation date if a recovery analysis could be illustrated. The Company concluded it could not support a favorable recovery analysis and therefore did not take statutory reserve credit in its year-end 2022 financial statements. A loss contingency allowance was also established for the doubtful recoveries of billed and unbilled claims in the amount of $125 as of December 31, 2022. On July 19, 2023, a Motion for Liquidation of SRUS was granted, resulting in any related treaty coverage ending on September 30, 2023. The Company does not believe sufficient information is available at this time to be able to reasonably estimate any potential loss and has therefore reversed the previously established loss contingency allowance and reported gross receivables on billed and unbilled claims of $155 and $260 as of December 31, 2023, respectively, all of which have been fully non-admitted.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

8. Income Taxes

The net deferred income tax asset at December 31, 2023 and 2022 and the change from the prior year are comprised of the following components:

	December 31, 2023
	Ordinary	Capital	Total

Gross Deferred Tax Assets	$2,492	$202	$2,694
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	2,492	202	2,694
Deferred Tax Assets Nonadmitted	1,023	—	1,023

Subtotal (Net Deferred Tax Assets)	1,469	202	1,671
Deferred Tax Liabilities	628	271	899

Net Admitted Deferred Tax Assets (Liabilities)	$841	$(69)	$772

	December 31, 2022
	Ordinary	Capital	Total

Gross Deferred Tax Assets	$2,487	$191	$2,678
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	2,487	191	2,678
Deferred Tax Assets Nonadmitted	1,006	—	1,006

Subtotal (Net Deferred Tax Assets)	1,481	191	1,672
Deferred Tax Liabilities	642	291	933

Net Admitted Deferred Tax Assets (Liabilities)	$839	$(100)	$739

		Change
	Ordinary	Capital	Total

Gross Deferred Tax Assets	$5	$11	$16
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	5	11	16
Deferred Tax Assets Nonadmitted	17	—	17

Subtotal (Net Deferred Tax Assets)	(12)	11	(1)
Deferred Tax Liabilities	(14)	(20)	(34)

Net Admitted Deferred Tax Assets (Liabilities)	$2	$31	$33

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The main components of deferred income tax amounts are as follows:

	Year Ended December 31
	2023	2022	Change

Deferred Tax Assets:
Ordinary
Policyholder reserves	$777	$830	$(53)
Investments	237	257	(20)
Deferred acquisition costs	699	702	(3)
Policyholder dividends accrual	5	4	1
Compensation and benefits accrual	42	34	8
Receivables - nonadmitted	143	58	85
Net operating loss carry-forward	171	269	(98)
Tax credit carry-forward	319	231	88
Other	99	102	(3)

Subtotal	2,492	2,487	5

Statutory valuation allowance adjustment	—	—	—
Nonadmitted	1,023	1,006	17

Admitted ordinary deferred tax assets	1,469	1,481	(12)

Capital
Investments	202	191	11
Other	—	—	—

Subtotal	202	191	11

Statutory valuation allowance adjustment	—	—	—
Nonadmitted	—	—	—

Admitted capital deferred tax assets	202	191	11

Admitted deferred tax assets	$1,671	$1,672	$(1)

	Year Ended December 31
	2023	2022	Change

Deferred Tax Liabilities:
Ordinary
Investments	$463	$420	$43
Policyholder reserves	146	216	(70)
Other	19	6	13

Subtotal	628	642	(14)
Capital
Investments	271	291	(20)
Other	—	—	—

Subtotal	271	291	(20)

Deferred tax liabilities	899	933	(34)

Net admitted deferred tax assets (liabilities)	$772	$739	$33

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

As a result of the 2017 Tax Cuts and Jobs Act (TCJA), the Company’s tax reserve deductible temporary difference decreased by ($396). This change results in an offsetting $396 deductible temporary difference that will be amortized into taxable income evenly over the eight years subsequent to 2017. The remaining amortizable balance is included within the Policyholder Reserves line items above.

The Inflation Reduction Act was enacted during the third quarter 2022 reporting period on August 16, 2022. The act included a provision which subjects high earning corporate taxpayers to the Corporate Alternative Minimum Tax (CAMT). The Company is part of an affiliated group that has determined it is a nonapplicable reporting entity for CAMT in 2023 and has not included any impacts of the CAMT in the financial statements as of December 31, 2023.

As discussed in Note 2, for the years ended December 31, 2023 and 2022, the Company admits deferred income tax assets pursuant to SSAP No. 101. The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 101 is as follows:

		December 31, 2023
		Ordinary	Capital	Total

Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$—	$—
2(b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	736	36	772
	1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	986	48	1,034
	2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	772
2(c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	733	166	899

2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$1,469	$202	$1,671

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

		December 31, 2022
		Ordinary	Capital	Total

Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$—	$—
2(b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	717	22	739
	1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	1,129	22	1,151
	2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	739
2(c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	764	169	933

2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$1,481	$191	$1,672

		Change
		Ordinary	Capital	Total

Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$—	$—
2(b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	19	14	33
	1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	(143)	26	(117)
	2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	33
2(c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	(31)	(3)	(34)

2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$(12)	$11	$(1)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31
	2023	2022	Change

Ratio Percentage Used To Determine Recovery

Period and Threshold Limitation Amount	722%	726%	(4%)

Amount of Adjusted Capital and Surplus Used To Determine Recovery Period and Threshold Limitation in 2(b)2 Above

	$5,146	$4,924	$222

The impact of tax planning strategies at December 31, 2023 and 2022 was as follows:

	December 31, 2023
	Ordinary	Capital	Total
	Percent	Percent	Percent

Impact of Tax Planning Strategies:

(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	13%	0%	13%

	December 31, 2022
	Ordinary	Capital	Total
	Percent	Percent	Percent

Impact of Tax Planning Strategies:

(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	0%	0%	0%

The Company’s tax planning strategies include the use of reinsurance-related tax planning strategies.

Current income taxes incurred consist of the following major components:

	Year Ended December 31
	2023	2022	Change

Current Income Tax

Federal	$75	$(80)	$155

Subtotal	75	(80)	155
Federal income tax on net capital gains	(106)	(45)	(61)

Federal and foreign income taxes incurred	$(31)	$(125)	$94

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Year Ended December 31
	2022	2021	Change

Current Income Tax

Federal	$(80)	$(185)	$105

Subtotal	(80)	(185)	105
Federal income tax on net capital gains	(45)	122	(167)

Federal and foreign income taxes incurred	$(125)	$(63)	$(62)

The Company’s current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate to income before tax as follows:

	Year Ended December 31
	2023	2022	2021

Current income taxes incurred	$(31)	$(125)	$(63)

Change in deferred income taxes	(149)	(702)	(123)
(without tax on unrealized gains and losses)

Total income tax reported	$(180)	$(827)	$(186)

Income before taxes	$312	$(3,207)	$194
Federal statutory tax rate	21.00%	21.00%	21.00%

Expected income tax expense (benefit) at statutory rate	$66	$(673)	$41

Increase (decrease) in actual tax reported resulting from:

Pre-tax income of disregarded subsidiaries	$6	$24	$15
Dividends received deduction	(127)	(98)	(94)
Tax-exempt income	(4)	(3)	(74)
Nondeductible expenses	3	5	5
Pre-tax items reported net of tax	(97)	(201)	(77)
Tax credits	(21)	(29)	(38)
Prior period tax return adjustment	(18)	22	3
Change in statutory valuation allowance	—	(11)	11
Change in uncertain tax positions	—	—	(3)
Deferred tax change on other items in surplus	13	140	24
Other	(1)	(3)	1

Total income tax reported	$(180)	$(827)	$(186)

The Company’s federal income tax return is consolidated with other includible affiliated companies. Please see the listing of companies in Appendix A. The method of allocation between the companies is subject to a written tax allocation agreement. Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations. The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in the year generated. The Company is also entitled to recoup federal

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

income taxes paid in the event the losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in any carryback or carryforward year when so applied. Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service (IRS). A tax return has not been filed for 2023.

The amounts, origination dates and expiration dates of operating loss and tax credit carryforwards available for tax purposes:

Description	Amount	Origination Dates	Expiration Dates

Operating Loss	$816	12/31/2022	N/A

Operating Loss Total	$816

Foreign Tax Credit	$7	12/31/2021	12/31/2031
Foreign Tax Credit	$15	12/31/2022	12/31/2032

Foreign Tax Credit Total	$22

General Business Credit	$23	12/31/2009	12/31/2029
General Business Credit	26	12/31/2011	12/31/2031
General Business Credit	32	12/31/2012	12/31/2032
General Business Credit	40	12/31/2013	12/31/2033
General Business Credit	25	12/31/2014	12/31/2034
General Business Credit	56	12/31/2015	12/31/2035
General Business Credit	7	12/31/2016	12/31/2036
General Business Credit	9	12/31/2017	12/31/2037
General Business Credit	6	12/31/2018	12/31/2038
General Business Credit	8	12/31/2019	12/31/2039
General Business Credit	14	12/31/2020	12/31/2040
General Business Credit	17	12/31/2021	12/31/2041
General Business Credit	19	12/31/2022	12/31/2042
General Business Credit	14	12/31/2023	12/31/2043

General Business Credit Total	$296

The Company did not have any income tax expense available for recoupment in the event of future losses for December 31, 2023, 2022 and 2021.

The total amount of the unrecognized tax benefits that if recognized would affect the effective income tax rate:

Unrecognized Tax Benefits

Balance at January 1, 2022	$18
Tax positions taken during prior period	—

Balance at December 31, 2022	$18
Tax positions taken during prior period	—

Balance at December 31, 2023	$18

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company classifies interest and penalties related to income taxes as income tax expense. The amount of interest and penalties accrued on the Balance Sheets as income taxes includes the following:

	Interest	Penalties	Total payable (receivable)

Balance at January 1, 2021	$9	$—	$9
Interest expense (benefit)	1	—	1
Cash received (paid)	(9)	—	(9)

Balance at December 31, 2021	$1	$—	$1
Interest expense (benefit)	1	—	1
Cash received (paid)	—	—	—

Balance at December 31, 2022	$2	$—	$2
Interest expense (benefit)	2	—	2
Cash received (paid)	(1)	—	(1)

Balance at December 31, 2023	$3	$—	$3

The IRS completed its examination for 2009 through 2013 for which is currently at appeals with a refund pending Joint Committee on Taxation approval. The IRS opened an exam for the 2014 through 2018 amended tax returns. Federal income tax returns filed in 2019 through 2022 remain open, subject to potential future examination. The Company believes there are adequate defenses against, or sufficient provisions established related to any open or contested tax positions.

9. Capital and Surplus

The Company has authorized 1,000,000 common stock shares at $10 per share par value of which 676,190 shares were issued and outstanding at December 31, 2023 and 2022.

The Company has 42,500 Series A preferred shares authorized, of which 0 shares were issued and outstanding at December 31, 2023 and 2022. The Company repurchased its Series A preferred shares for $58,000 on December 26, 2006 and previously reported 42,500 shares of Series A preferred stock outstanding at $10 par, carried as treasury stock. It was determined that these shares were cancelled by operation of law as they were not stipulated by the Board of Directors to be treasury shares at the time they were repurchased. The cancellation and removal of the preferred stock had no impact to capital and surplus of the Company. The Company also has 250,000 Series B preferred non-voting shares authorized at $10 per share par value, of which 0 shares were issued and outstanding at December 31, 2023 and 2022.

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its stockholders. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of the Company’s statutory surplus as of the preceding December 31, excluding any admitted net negative (disallowed) IMR recorded as special surplus or (b) the Company’s statutory gain from operations before net realized capital gains (losses) on investments for the preceding year. Subject to the availability of earned surplus at the time of such dividend, the maximum payment which may be made in 2024, without the prior approval of insurance regulatory authorities, is $2,728.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

On December 21, 2022, the Company purchased 250,000 shares of TBRe to become its sole shareholder. TBRe received additional capital contributions from the Company of $10 and $490 on December 21, 2022 and December 29, 2023, respectively.

On December 14, 2023, the Company paid an ordinary common stock dividend of $300 to CGC.

On November 9, 2023, the Company received a return of capital of $267 from TLB.

On September 29, 2023, the Company paid an ordinary common stock dividend of $200 to CGC.

On June 21, 2023, the Company paid an ordinary common stock dividend of $300 to CGC.

On March 30, 2023, the Company paid an ordinary common stock dividend of $58 to CGC.

On December 15, 2022, the Company paid an ordinary common stock dividend of $275 to CGC.

On June 30, 2022, the Company received a return of contributed surplus of $165 from LIICA Re II.

On June 21, 2022, the Company paid an ordinary common stock dividend of $150 to CGC.

On March 29 2022, the Company received a capital contribution of $100 from CGC.

On December 15, 2021, the Company paid an ordinary dividend of $411 to CGC.

On December 13, 2021, the Company paid a common stock dividend of stock ownership of $339 to CGC.

On June 21 2021, the Company paid an ordinary common stock dividend of $350 to CGC.

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life or health insurance company is to be determined based on various risk factors. At December 31, 2023 and 2022, the Company met the minimum RBC requirements.

The Company held special surplus funds in the amount of $445 and $380, as of December 31, 2023 and 2022, respectively, for derivatives hedging variable annuity guarantees as required under SSAP No. 108.

The Company held special surplus funds in the amount of $71 as of December 31, 2023 for admitted disallowed IMR as required under INT 23-01. As of December 31, 2022, there was no admitted disallowed IMR.

10. Securities Lending

The Company participates in an agent-managed securities lending program in which the Company primarily loans out US Treasuries and other bonds. The Company receives collateral equal to 102% of the fair value of the loaned government or other domestic securities as of the

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned government or other domestic securities. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.

At December 31, 2023 and 2022, respectively, securities with a fair value of $1,967 and $2,141 were on loan under securities lending agreements. At December 31, 2023 and 2022, the collateral the Company received from securities lending activities was in the form of cash and on open terms. This cash collateral is reinvested and is not available for general corporate purposes. The reinvested cash collateral has a fair value of $2,292 and $2,115 at December 31, 2023 and 2022, respectively.

The contractual maturities of the securities lending collateral positions are as follows:

	Fair Value

	2023	2022

Open	$2,292	$2,115
Securities received	—	—

Total collateral received	$2,292	$2,115

The Company receives primarily cash collateral in an amount in excess of the fair value of the securities lent. The Company reinvests the cash collateral into higher yielding securities than the securities which the Company has lent to other entities under the arrangement.

The maturity dates of the reinvested securities lending collateral are as follows:

	2023		2022

	Amortized Cost	Fair Value	Amortized Cost	Fair Value

Open	$105	$105	$99	$99
30 days or less	938	938	661	661
31 to 60 days	562	562	375	375
61 to 90 days	84	84	242	242
91 to 120 days	296	296	217	217
121 to 180 days	307	307	521	521

Total	2,292	2,292	2,115	2,115
Securities received	—	—	—	—

Total collateral reinvested	$2,292	$2,292	$2,115	$2,115

For securities lending, the Company’s source of cash used to return the cash collateral is dependent upon the liquidity of the current market conditions. Under current conditions, the Company has securities with a par value of $2,301 (fair value of $2,292) that are currently

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

tradable securities that could be sold and used to pay for the $2,292 in collateral calls that could come due under a worst-case scenario.

11. Retirement and Compensation Plans

Defined Contribution Plans

The Company’s employees participate in a contributory defined contribution plan sponsored by Transamerica Corporation (TA Corp) which is qualified under Section 401(k) of the Internal Revenue Code. Generally, employees of the Company who customarily work at least 20 hours per week and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to 100% of eligible earnings, subject to government or other plan restrictions for certain key employees. The Company will contribute an amount up to four percent of the participant’s eligible earnings per the plan’s matching formula. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974 (ERISA), as amended. Benefits expense of $18, $18 and $13 was allocated to the Company for the years ended December 31, 2023, 2022 and 2021, respectively.

Defined Benefit Plans

The Company’s employees participate in a qualified defined benefit pension plan sponsored by TA Corp. Generally, employees of the Company who customarily work at least 20 hours per week and complete six months of continuous service and meet the other eligibility requirements are participants of the plan. The Company has no legal obligation for the plan. The benefits are based on the employee’s eligible compensation. The plan provides benefits based on a cash balance formula. The plan is subject to the reporting and disclosure requirements of the ERISA.

TA Corp sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The Company has no legal obligation for the plan. The plans are noncontributory. The benefits are based on the employee’s eligible compensation. The plans provide benefits based on a cash balance formula. The plans are unfunded and nonqualified under the Internal Revenue Code.

The Company recognizes pension expense equal to its allocation from TA Corp. The pension expense related to both the qualified defined pension plan and the supplemental retirement plans is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits, and based upon actuarial participant benefit calculations, which is within the guidelines of SSAP No. 102, Pensions. Pension expenses were $11, $17 and $28 for the years ended December 31, 2023, 2022 and 2021, respectively.

In addition to pension benefits, TA Corp sponsors unfunded plans that provide health care and life insurance benefits to retired Company employees meeting certain eligibility requirements. The Company has no legal obligation for the plan. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans are allocated among the participating companies based on IAS 19 and based upon actuarial participant benefit calculations which is within the guidelines of SSAP No. 92, Postretirement Benefits Other Than Pensions. The

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Company’s allocation of postretirement expenses was $4, $4 and $5 for the years ended December 31, 2023, 2022 and 2021, respectively.

Other Plans

TA Corp has established deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2023, 2022 and 2021 was insignificant.

12. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company is party to a shared services and cost sharing agreement among and between the Transamerica companies, under which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered. Effective August 1, 2020, the Company, and an affiliate, Transamerica Financial Life Insurance Company (TFLIC), entered into a Shared Services and Cost Sharing Agreement for both parties to provide accounting, administrative, and other advisory services in accordance with the agreement. The agreement, filed and approved by the IID, replaces prior agreements between the entities. The amount received by the Company as a result of being a party to these agreements was $621, $564 and $690 during 2023, 2022 and 2021, respectively. The amount paid as a result of being a party to these agreements was $619, $605 and $679 during 2023, 2022 and 2021, respectively. Fees charged between affiliates approximate their cost.

The Company is party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors (AURA), LLC whereby AURA serves as the administrator and advisor for the Company’s mortgage loan operations. The Company paid $30, $31 and $29 for these services during 2023, 2022 and 2021, respectively.

The Company is party to an Investment Management Agreement with AEGON USA Investment Management (AUIM), LLC whereby AUIM acts as a discretionary investment manager for the Company. The Company paid $98, $89 and $89 for these services during 2023, 2022 and 2021, respectively.

The Company has an administration service agreement with Transamerica Asset Management (TAM) to provide administrative services to the Transamerica Series Trust. The Company received $115, $130 and $168 for these services during 2023, 2022 and 2021, respectively.

Transamerica Capital, Inc. provides wholesaling distribution services for the Company under a distribution agreement. The Company incurred expenses under this agreement of $10, $6 and $9 for the years ended December 31, 2023, 2022 and 2021, respectively.

Receivables from (payables to) affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. During 2023, 2022 and 2021, the Company received (paid) net interest of ($21), ($5) and $0 from (to) affiliates, respectively. At December 31, 2023 and 2022, respectively, the Company reported net receivables (payables) from (to) affiliates of $629 and

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

$466. Terms of settlement require that these amounts are settled within 90 days of quarter-end per the requirements of SSAP No. 25, Affiliates and Other Related Parties.

At December 31, 2023, the Company had short-term intercompany notes receivables of $350 as follows.

Receivable from	Amount	Due By	Interest Rate

TA Corp	$ 175	March 27, 2024	4.61%
TA Corp	75	June 21, 2024	5.15
ULI Funding LLC (ULIF)	100	December 30, 2024	5.29

At December 31, 2022, the Company had one short-term intercompany notes receivable. On December 30, 2022, the Company issued a variable funding promissory note valued at $97 to ULIF. The terms of the loan include a 5.20% annual interest rate and maturity date at December 30, 2023.

On December 20, 2022, the Company purchased all 2,520 common shares held by Aegon International B.V. of TLB at its economic value for a total of $61. The Company now has 100% ownership of TLB.

The Company utilizes the look-through approach in valuing its investment in the following entities.

Book Adjusted Carrying Value

Real Estate Alternatives Portfolio 2, LLC	$1
Real Estate Alternatives Portfolio 3, LLC	14
Real Estate Alternatives Portfolio 4 HR, LLC	187
Real Estate Alternatives Portfolio 4 MR, LLC	8
Aegon Workforce Housing Fund 2, L.P.	199
Aegon Workforce Housing Fund 3, L.P.	16
Natural Resources Alternatives Portfolio I, LLC	329
Natural Resources Alternatives Portfolio II, LLC	132
Natural Resources Alternatives Portfolio 3, LLC	255
TA Private Equity Assets LLC	359
Zero Beta Fund, LLC	5
TA-APOP I, LLC	154
TA-APOP I-A, LLC	26

These entity’s financial statements are not audited and the Company has limited the value of its investment in these entities to the value contained in the audited financial statements of the underlying LP/LLC investments, including adjustments required by SSAP No. 97 entities and/or non-SCA SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, entities owned by these entities. All liabilities, commitments, contingencies, guarantees or obligations of these entities which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in these entities.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables show the disclosures for all SCA investments, except 8bi entities, Balance Sheets value (admitted and nonadmitted) and the NAIC responses for the SCA filings as of December 31, 2023 and 2022:

December 31, 2023
SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount
SSAP No. 97 8a Entities
None	—%	$—	$—	$—
Total SSAP No. 97 8a Entities	XXX	$—	$—	$—
SSAP No. 97 8b(ii) Entities
None	—%	$—	$—	$—
Total SSAP No. 97 8b(ii) Entities	XXX	$—	$—	$—
SSAP No. 97 8b(iii) Entities
AEGON Direct Marketing Services, Inc.	73%	$—	$—	$—
AEGON Financial Services Group, Inc.	100	—	—	—
Garnet Assurance Corporation	100	—	—	—
Garnet Assurance Corporation III	100	—	—	—
Life Investors Alliance LLC	100	—	—	—
Real Estate Alternatives Portfolio 3A, Inc.	91	—	—	—
Transamerica Asset Management, Inc.	77	136	136	—
Transamerica Fund Services, Inc.	44	—	—	—
Total SSAP No. 97 8b(iii) Entities	XXX	$136	$136	$—
SSAP No. 97 8b(iv) Entities
Transamerica Bermuda Re, Ltd.	100%	$415	$415	$—
Total SSAP No. 97 8b(iv) Entities	XXX	$415	$415	$—
Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$551	$551	$—
Aggregate Total	XXX	$551	$551	$—

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31, 2022
SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount
SSAP No. 97 8a Entities
None	—%	$—	$—	$—
Total SSAP No. 97 8a Entities	XXX	$—	$—	$—
SSAP No. 97 8b(ii) Entities
None	—%	$—	$—	$—
Total SSAP No. 97 8b(ii) Entities	XXX	$—	$—	$—
SSAP No. 97 8b(iii) Entities
AEGON Direct Marketing Services, Inc.	73%	$—	$—	$—
AEGON Financial Services Group, Inc.	100	—	—	—
Garnet Assurance Corporation	100	—	—	—
Garnet Assurance Corporation III	100	—	—	—
Life Investors Alliance LLC	100	—	—	—
Real Estate Alternatives Portfolio 3A, Inc.	91	—	—	—
Transamerica Asset Management, Inc.	77	124	124	—
Transamerica Fund Services, Inc.	44	—	—	—
Total SSAP No. 97 8b(iii) Entities	XXX	$124	$124	$—
SSAP No. 97 8b(iv) Entities
Transamerica Bermuda Re, Ltd.	100%	$10	$10	$—
Total SSAP No. 97 8b(iv) Entities	XXX	$10	$10	$—
Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$134	$134	$—
Aggregate Total	XXX	$134	$134	$—

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following table shows the NAIC responses for the SCA filings (except 8bi entities):

December 31, 2023

SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**

SSAP No. 97 8a Entities
None			$—	—	—	—

Total SSAP No. 97 8a Entities	—	—	$—	—	—	—

SSAP No. 97 8b(ii) Entities
None			$—	—	—	—

Total SSAP No. 97 8b(ii) Entities	—	—	$—	—	—	—

SSAP No. 97 8b(iii) Entities
AEGON Direct Marketing Services, Inc.	NA		$—	—	—	I
AEGON Financial Services Group, Inc.	NA		—	—	—	I
Garnet Assurance Corporation	NA		—	—	—	I
Garnet Assurance Corporation III	NA		—	—	—	I
Life Investors Alliance LLC	NA		—	—	—	I
Real Estate Alternatives Portfolio 3A, Inc.	NA		—	—	—	I
Transamerica Asset Management, Inc.	S2	10/25/2023	124	Y	N	I
Transamerica Fund Services, Inc.	NA		—	—	—	I

Total SSAP No. 97 8b(iii) Entities	—	—	$124	—	—	—

SSAP No. 97 8b(iv) Entities
Transamerica Bermuda Re, Ltd.	NA		$—	—	—	I

Total SSAP No. 97 8b(iv) Entities	—	—	$—	—	—	—

Total SSAP No. 97 8b Entities (except 8bi entities)	—	—	$124	—	—	—

Aggregate Total	—	—	$124	—	—	—

*S1 - Sub1, S2 - Sub2 or RDF - Resubmission of Disallowed Filing

** I - Immaterial or M - Material

(1) NAIC Valuation Amount is as of the Filing Date to the NAIC

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31, 2022

SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**

SSAP No. 97 8a Entities
None			$—	—	—	—

Total SSAP No. 97 8a Entities	—	—	$—	—	—	—

SSAP No. 97 8b(ii) Entities
None			$—	—	—	—

Total SSAP No. 97 8b(ii) Entities	—	—	$—	—	—	—

SSAP No. 97 8b(iii) Entities
AEGON Direct Marketing Services, Inc.	NA		$—			I
AEGON Financial Services Group, Inc.	NA		—			I
Garnet Assurance Corporation	NA		—			I
Garnet Assurance Corporation III	NA		—			I
Life Investors Alliance LLC	NA		—			I
Real Estate Alternatives Portfolio 3A, Inc.	NA		—			I
Transamerica Asset Management, Inc.	S2	12/5/2022	121	Y	N	I
Transamerica Fund Services, Inc.	NA		—			I

Total SSAP No. 97 8b(iii) Entities	—	—	$121	—	—	—

SSAP No. 97 8b(iv) Entities
Transamerica Bermuda Re, Ltd.	S1	4/6/2023	$—	Y	N	I

Total SSAP No. 97 8b(iv) Entities	—	—	$—	—	—	—

Total SSAP No. 97 8b Entities (except 8bi entities)	—	—	$121	—	—	—

Aggregate Total	—	—	$121	—	—	—

*S1 - Sub1, S2 - Sub2 or RDF - Resubmission of Disallowed Filing

** I - Immaterial or M - Material

(1) NAIC Valuation Amount is as of the Filing Date to the NAIC

The Company reports an investment in the following insurance SCAs for which the reported statutory equity reflects a departure from NAIC SAP. Each of the insurance SCAs listed in the table below reflects an admitted asset, equal to the value of the excess of loss reinsurance asset provided by an unaffiliated company, whereas this would not be an admitted asset recognized by SSAP No. 4, Assets and Non Admitted Assets.

LIICA Re II	Excess of loss reinsurance asset
TPRe	Excess of loss reinsurance asset

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company has two Limited Purpose Subsidiaries (LPS) with prescribed practices whereby under Iowa Administrative Code 191-99.11(3), the LPS are entitled to admit the following assets that would not be admissible under the NAIC SAP:

TORI	Credit linked note
TLIC Watertree Reinsurance, Inc. (TWRI)	Excess of loss reinsurance asset

The monetary effect on net income and surplus as a result of using an accounting practice that differed from NAIC SAP, the amount of the investment in the insurance SCA per reported statutory equity, and amount of the investment if the insurance SCA has completed statutory financial statements in accordance with the NAIC SAP. The SCAs are valued in the Company’s financial statements at zero in accordance with SSAP No. 97.

	Monetary Effect on NAIC SAP		Amount of Investment
SCA Entity (Investments in Insurance SCA Entities)	Net Income Increase (Decrease)	Surplus Increase (Decrease)	Per Reported Statutory Equity	If the Insurance SCA Had Completed Statutory Financial Statements*
LIICA Re II	$ —	$ (1,779)	$ 361	$ —
TPRe	—	(1,363)	251	—
TORI	—	(3,365)	1,147	—
TWRI	—	(1,247)	634	—

*Per AP&P Manual (without permitted or prescribed practices)

Had the above SCA entities not been permitted to recognize the excess of loss reinsurance assets or the credit linked note as admitted assets in the financial statements, the risk-based capital would have been below the mandatory control level which would have triggered a regulatory event.

Information regarding the Company’s affiliated reinsurance transactions is available in Note 7.

Information regarding the Company’s affiliated guarantees is available in Note 14.

13. Managing General Agents and Third-Party Administrators

The Company utilizes managing general agents (MGA) and third-party administrators (TPA) in its operation. There were no MGA’s/TPA’s that wrote premiums in excess of 5% of the Company’s surplus.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

14. Commitments and Contingencies

At December 31, 2023 and 2022, the Company has mortgage loan commitments of $437 and $110, respectively.

The Company has contingent commitments of $904 and $1,038, as of December 31, 2023 and 2022, respectively, to provide additional funding for joint ventures, partnerships and limited liability companies, which includes LIHTC commitments of $2 and $4, respectively.

The Company leases office buildings and equipment under various non-cancelable operating lease agreements. Rental expense for the years 2023 and 2022 was $11 and $13, respectively.

Private placement commitments outstanding as of December 31, 2023 and 2022 were $90 and $141, respectively.

The Company sold $0 and ($63) of “to-be-announced” (TBA) securities as of December 31, 2023 and 2022, respectively. Due to different counterparties, the receivable related to these TBAs was not reclassed.

The Company may pledge cash as collateral for derivative transactions. When cash is pledged as collateral, it is derecognized and a receivable is recorded to reflect the eventual return of that cash by the counterparty. The amount of cash collateral pledged by the Company as of December 31, 2023 and 2022, respectively, was $361 and $981.

At December 31, 2023 and 2022, securities in the amount of $87 and $27, respectively, were posted to the Company as collateral from derivative counterparties. The securities were not included on the Company’s Balance Sheets as the Company does not have the ability to sell or repledge the collateral.

The Company has provided back-stop guarantees for the performance of non-insurance affiliates or subsidiaries that are involved in the guaranteed sale of investments in low-income housing tax credit partnerships. The nature of the obligation is to provide third party investors with a minimum guaranteed annual and cumulative return on their contributed capital which is based on tax credits and tax losses generated from the low income housing tax credit partnerships. Guarantee payments arise if low income housing tax credit partnerships experience unexpected significant decreases in tax credits and tax losses or there are compliance issues with the partnerships. A significant portion of the remaining term of the guarantees is between 13-18 years. In the event the Company is required to make a payment under this guarantee, the payment would be reflected in the Company’s financial statements as a decrease in net investment income. No payments are required as of December 31, 2023 and 2022. The current assessment of risk of making payments under these guarantees is remote.

The Company has guaranteed to the Hong Kong Insurance Authority that it will provide the financial support to TLB for maintaining TLB’s solvency at all times so as to enable TLB to promptly meet its obligations and liabilities. If at any time the value of TLB’s assets do not exceed its liabilities by the prevailing acceptable level of solvency, the Company will increase the paid up share capital of TLB or provide financial assistance to TLB to maintain the acceptable level of solvency. An acceptable level of solvency is net assets at one hundred and fifty percent of

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

the required margin of solvency as stipulated under the Insurance Companies (Margin of Solvency) Regulation. As of December 31, 2023 and 2022, there is no payment or performance risk because TLB is able to meet its obligations and has assets in excess of its liabilities by the prevailing level of solvency as of this date.

The Company has guaranteed that TLB will (1) maintain tangible net worth of at least equal to the greater of 165% of S&P’s Risk-Based Capital and the minimum required by regulatory authorities in all jurisdictions in which TLB operates, (2) have, at all times, sufficient cash to pay all contractual obligations in a timely manner and (3) have a maximum operating leverage ratio of 20 times. The Company can terminate this agreement upon thirty days written notice, but not until TLB attains a rating from S&P’s the same as without the support from this agreement, or the entire book of TLB business is transferred provided that it is transferred to an entity with a rating from S&P that is the same as or better than the Company’s then current rating or AA, whichever is lower. As of December 31, 2023 and 2022, there is no payment or performance risk because TLB has adequate tangible net worth, sufficient cash to meet its obligations and an operating leverage ratio not in excess of 20 times as of this date.

The Company is not able to estimate the financial statement impact or the maximum potential amount of future payments it could be required to make under these two guarantees as they are considered to be unlimited under the provisions of SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets.

The Company has provided a guarantee to TLB’s (Singapore Branch) policyholders. If TLB fails to pay a valid claim solely by reason of it becoming insolvent as defined by Bermuda law, then the Company shall pay directly to the policy owner or named beneficiary the amount of the valid claim. At December 31, 2023 and 2022, TLB holds related statutory-basis policy and claim reserves of $109 and $55, respectively, which would be the maximum potential amount of future payments the Company could be required to make under this guarantee. In the event the Company is required to make a payment under this guarantee, the payment would be reflected in the Company’s financial statements as an increase to incurred claims. As of December 31, 2023 and 2022, there is no payment or performance risk because TLB is not insolvent as of this date.

The Company has provided a guarantee to TLB’s (Hong Kong Branch) policyholders. If TLB fails to pay a valid claim solely by reason of it becoming insolvent as defined by Bermuda law, then the Company shall pay directly to the policy owner or named beneficiary the amount of the valid claim. At December 31, 2023 and 2022, TLB policies covered by this guarantee would have resulted in US statutory policy and claim reserves of $129 and $125, respectively, which would represent a fair measure of the maximum potential amount of future payments the Company under this guarantee based on the US statutory reserve requirements. TLB is a subsidiary of the Company and TLB has invested assets supporting these policies which mitigates this risk. In the event the Company is required to make a payment under this guarantee, the payment would be reflected in the Company’s financial statements as an increase to incurred claims. As of December 31, 2023 and 2022, there is no payment or performance risk because TLB is not insolvent as of this date.

The Company did not recognize a liability for any of the TLB guarantees due to the adoption of SSAP No. 5R, as a liability is not required for guarantees to or on behalf of a wholly-owned subsidiary. Management monitors TLB’s financial condition, and there are no indications that

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

TLB will become insolvent. As such, management feels the risk of payment under these guarantees on behalf of TLB is remote.

The Company is a party to a fee agreement with TLB whereby the Company continues to provide the guarantees with respect to TLB described in the paragraphs above. The Company received $0 and $1 under this agreement in 2023 and 2022, respectively.

The Company has provided guarantees for the obligations of noninsurance third party assignment companies who have accepted assignments of structured settlement payment obligations from the Company and have purchased structured settlement insurance policies issued by the Company that match those obligations. The guarantees made by the Company are specific to each structured settlement contract and vary in date and duration of the obligation. These are numerous and are backed by the reserves established by the Company to represent the present value of the future payments for those contracts. The direct statutory reserve established at December 31, 2023 and 2022 for the total payout block is $4,765 and $4,880, respectively. As this reserve is already recorded on the Balance Sheets of the Company, there was no additional liability recorded due to the adoption of SSAP No. 5R.

During 2019, the Company entered into an agreement with AURA, LLC to commit to purchase certain tax credit investments up to a maximum of $100,000. Under the terms of the agreement, the Company provides certain commitments to purchase tax credit investments that are part of tax credit funds in the event certain conditions are met. The Company did not acquire any tax credit investments during 2023 or 2022 under this agreement. As of December 31, 2023 and 2022, there is $24 and $0 committed to these purchases.

The following table provides an aggregate compilation of guarantee obligations as of December 31, 2023 and 2022:

December 31
	2023	2022

Aggregate maximum potential of future payments of all guarantees (undiscounted)	$ 238	$ 179

Current liability recognized in financial statements:

Noncontingent liabilities	—	—

Contingent liabilities	—	—

Ultimate financial statement impact if action required:

Incurred claims	238	179

Other	—	—

Total impact if action required	$ 238	$ 179

The Company is a member of the FHLB of Des Moines. Through its membership, the Company has conducted business activity (borrowings) with the FHLB. It is part of the Company’s strategy to utilize these funds for asset and liability management and spread lending purposes. The Company has determined the actual/estimated long-term maximum borrowing capacity as $5,601 and $5,585 at December 31, 2023 and 2022, respectively. The Company calculated this amount in accordance with the terms and conditions of agreement with FHLB of Des Moines.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2023 and 2022, the Company purchased/owned the following FHLB stock as part of the agreement:

	Year Ended December 31
	2023	2022

Membership Stock:
Class A	$—	$—
Class B	10	10
Activity Stock	78	120
Excess Stock	—	—

Total	$88	$130

At December 31, 2023 and 2022, Membership Stock (Class A and B) Eligible for Redemption and the anticipated timeframe for redemption was as follows:

	Less Than 6 Months	6 Months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years

December 31, 2023
Membership Stock
Class A	$—	$—	$—	$—
Class B	—	—	—	10

Total	$—	$—	$—	$10

	Less Than 6 Months	6 Months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years

December 31, 2022
Membership Stock
Class A	$—	$—	$—	$—
Class B	—	—	—	10

Total	$—	$—	$—	$10

At December 31, 2023 and 2022, the amount of collateral pledged and the maximum amount pledged to the FHLB was as follows:

	Fair Value	Carry Value

December 31, 2023
Total Collateral Pledged	$3,452	$3,937
Maximum Collateral Pledged	4,803	5,290

	Fair Value	Carry Value

December 31, 2022
Total Collateral Pledged	$4,704	$5,335
Maximum Collateral Pledged	4,704	5,335

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2023 and 2022, the borrowings from the FHLB were as follows:

	December 31, 2023		December 31, 2022

	General Account	Funding Agreements Reserves Established	General Account	Funding Agreements Reserves Established

Debt [1]	$1,725	$—	$2,995	$—
Funding agreements [2]	—	—	—	—
Other	—	—	—	—

Total	$1,725	$—	$2,995	$—

1 The maximum amount of borrowing during 2023 was $2,300

2 The maximum amount of borrowing during 2023 was $0

As of December 31, 2023, the weighted average interest rate on FHLB advances was 4.627% with a weighted average term of 2.0 years. As of December 31, 2022, the weighted average interest rate on FHLB advances was 4.550% with a weighted average term of 2.5 years.

At December 31, 2023 and 2022, the borrowings from the FHLB were not subject to prepayment penalties.

The Company has issued synthetic GIC contracts to benefit plan sponsors totaling $50,150 and $55,298 as of December 31, 2023 and 2022, respectively. A synthetic GIC is an off-balance sheet fee-based product sold primarily to tax qualified plans, where the plan sponsor retains ownership and control of the related plan assets and the Company provides book value benefit responsiveness to qualified participant withdrawals, in the event withdrawals requested exceeds plan cash flows. In certain contracts, the Company agrees to make advances to meet benefit withdrawal needs and earns a market interest rate on these advances. A periodically adjusted contract-crediting rate is a means by which investment and benefit responsiveness experience is passed through to participants. In return for the book value benefit responsiveness guarantee, the Company receives a premium that varies based on such elements as benefit responsiveness exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines ensuring the appropriate credit quality and cash flow. Funding requirements to date have been minimal and management does not anticipate any future material funding requirements to have a material impact on the reported financial results. In compliance with statutory guidelines, related reserves of $2 and $10 were recorded at December 31, 2023 and 2022, respectively.

The Company is party to legal proceedings involving a variety of issues incidental to its business, including class action lawsuits. Lawsuits may be brought in any federal or state court in the United States or in an arbitral forum. In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company’s legal proceedings are subject to many variables, and given their complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes include substantial

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

demands for compensatory and punitive damages, and injunctive relief, damages arising from such demands are typically not material to the Company’s financial position.

The Company was named in two class actions relating to increases in monthly deduction rates (MDR) on universal life products in 2015 to 2016 and 2017 to 2018, respectively, as well as several individual lawsuits. The Company settled these two class actions, one in March 2019 and one in June 2021. In connection with the class actions, exposure existed related to opt out class members. The Company held provisions totaling $89 for the remaining exposure as of December 31, 2023.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company, except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company’s Balance Sheets. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $8 and $8 and an offsetting premium tax benefit $6 and $6 at December 31, 2023 and 2022, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund (benefit) expense was $0, $3 and $3 for the years ended December 31, 2023, 2022 and 2021, respectively.

15. Sales, Transfers, and Servicing of Financial Assets and Extinguishments of Liabilities

The Company is party to municipal repurchase agreements which were established via bilateral trades and accounted for as secured borrowings. For municipal repurchase agreements, the Company rigorously manages asset/liability risks via an integrated risk management framework. The Company’s liquidity position is monitored constantly, and factors heavily in the management of the asset portfolio. Projections comparing liquidity needs to available resources in both adverse and routine scenarios are refreshed monthly. The results of these projections on time horizons ranging from 16 months to 24 months are the basis for the near-term liquidity planning. This liquidity model excludes new business (non applicable for the spread business), renewals and other sources of cash and assumes all liabilities are paid off on the earliest dates required. Interest rate risk is carefully managed, in part through rigorously defined and monitored derivatives programs.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables provide information on the securities sold under the municipal repurchase agreements for four quarters of 2023 and 2022:

December 31, 2023

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Maximum Amount
BACV	XXX	XXX	XXX	$685
Fair Value	$273	$249	$662	$623

Ending Balance
BACV	XXX	XXX	XXX	$156
Fair Value	$198	$249	$662	$157

December 31, 2022

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Maximum Amount
BACV	XXX	XXX	XXX	$256
Fair Value	$167	$245	$250	$252

Ending Balance
BACV	XXX	XXX	XXX	$256
Fair Value	$167	$245	$250	$251

	2023			2022

	NAIC 1	NAIC 2	Total	NAIC 1	NAIC 2	Total

Bonds - BACV	$143	$13	$156	$217	$39	$256
Bonds - FV	144	13	157	211	40	251

These securities have maturity dates that range from July 1, 2025 to May 15, 2033.

The following table provides information on the cash collateral received and liability to return collateral under the municipal repurchase agreements for four quarters of 2023 and 2022:

December 31, 2023

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Maximum Amount
Cash	$147	$186	$536	$508

Ending Balance (1)
Cash	$147	$186	$536	$110

(1) The remaining collateral held was greater than 90 days from contractual maturity.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31, 2022

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Maximum Amount
Cash	$141	$177	$199	$106

Ending Balance (1)
Cash	$141	$177	$199	$106

(1) The remaining collateral held was greater than 90 days from contractual maturity.

The Company enters into dollar repurchase agreements in which securities are delivered to the counterparty once adequate collateral has been received. At December 31, 2023 and 2022, the Company had dollar repurchase agreements outstanding in the amount of $11 and $95, respectively, which is included in borrowed money on the Balance Sheets. Those amounts include accrued interest of $0 and $1, at December 31, 2023 and 2022, respectively. At December 31, 2023, securities with a book value of $11 and a fair value of $11 were subject to dollar repurchase agreements. These securities have maturity dates that range from May 1, 2037 to September 1, 2053. At December 31, 2022, securities with a book value of $96 and a fair value of $88 were subject to dollar repurchase agreements. The Company does not have the legal right to recall or substitute the underlying assets prior to the transaction’s scheduled termination. Upon scheduled termination, the counterparty is obligated to return substantially similar assets.

The contractual maturities of the dollar repurchase agreement positions are as follows:

	Fair Value

	2023	2022

Open	$11	$93
Securities received	—	—

Total collateral received	$11	$93

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. The Company did not sell or reacquire any securities with an NAIC designation of 3 or below during 2023.

16. Subsequent Events

The financial statements are adjusted to reflect events that occurred between the Balance Sheets date and the date when the financial statements are available to be issued, provided they give evidence of conditions that existed at the Balance Sheets date (Type I). The Company has not identified any Type 1 subsequent events for the year ended December 31, 2023 through April 11, 2024.

Events that are indicative of conditions that arose after the Balance Sheets date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II). The Company has identified a Type II subsequent event for the year ended December 31, 2023. In January 2024, final settlement was reached on the remaining opt out class member exposure associated with the

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

MDR class action lawsuits discussed in Note 14, resulting in no further material exposure related to this matter.

Transamerica Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Corporation
EIN: 42-1484983
AFFILIATIONS SCHEDULE
YEAR ENDED DECEMBER 31, 2023
Entity Name	FEIN

Transamerica Corporation	42-1484983

AEGON Asset Management Services Inc	39-1884868

AEGON Direct Marketing Services Inc	42-1470697

AEGON Financial Services Group Inc	41-1479568

AEGON Institutional Markets Inc	61-1085329

AEGON Management Company	35-1113520

AEGON USA Real Estate Services Inc	61-1098396

AEGON USA Realty Advisors of CA	20-5023693

AUSA Properties Inc	27-1275705

Commonwealth General Corporation	51-0108922

Creditor Resources Inc	42-1079584

CRI Solutions Inc	52-1363611

Financial Planning Services Inc	23-2130174

Garnet Assurance Corporation	11-3674132

Garnet Assurance Corporation II	14-1893533

Garnet Assurance Corporation III	01-0947856

Ironwood Re Corp	47-1703149

LIICA RE II	20-5927773

Money Services Inc	42-1079580

Monumental General Administrators Inc	52-1243288

Pearl Holdings Inc I	20-1063558

Pearl Holdings Inc II	20-1063571

Real Estate Alternatives Portfolio 3A Inc	20-1627078

River Ridge Insurance Company	20-0877184

Stonebridge Benefit Services Inc	75-2548428

TLIC Oakbrook Reinsurance Inc.	47-1026613

TLIC Watertree Reinsurance, Inc.	81-3715574

Transamerica Affordable Housing Inc	94-3252196

Transamerica Asset Management	59-3403585

Transamerica Bermuda Re, Ltd	98-1701849

Transamerica Capital Inc	95-3141953

Transamerica Casualty Insurance Company	31-4423946

Transamerica Corporation (OREGON)	98-6021219

Transamerica Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Corporation
EIN: 42-1484983
AFFILIATIONS SCHEDULE
YEAR ENDED DECEMBER 31, 2023
Entity Name	FEIN

Transamerica Finance Corporation	95-1077235

Transamerica Financial Advisors	59-2476008

Transamerica Financial Life Insurance Company	36-6071399

Transamerica Fund Services Inc	59-3403587

Transamerica International Re (Bermuda) Ltd	98-0199561

Transamerica Investors Securities Corp	13-3696753

Transamerica Life Insurance Company	39-0989781

Transamerica Pacific Re, Inc.	85-1028131

Transamerica Resources Inc	52-1525601

Transamerica Stable Value Solutions Inc	27-0648897

Transamerica Trust Company	42-0947998

United Financial Services Inc	52-1263786

World Fin Group Ins Agency of Massachusetts Inc	04-3182849

World Financial Group Inc	42-1518386

World Financial Group Ins Agency of Hawaii Inc	99-0277127

World Financial Group Insurance Agency of WY Inc	42-1519076

Zahorik Company Inc	95-2775959

Zero Beta Fund LLC	26-1298094

Statutory-Basis Financial

Statement Schedules

Transamerica Life Insurance Company

Summary of Investments – Other Than

Investments in Related Parties

(Dollars in Millions)

December 31, 2023

SCHEDULE I

Type of Investment	Cost (1)	Fair Value	Amount at Which Shown in the Balance Sheet (2)

Fixed maturities
Bonds:
United States government and government agencies and authorities	$4,818	$4,598	$5,485
States, municipalities and political subdivisions	2,453	2,090	2,453
Foreign governments	721	652	721
Hybrid securities	271	263	270
All other corporate bonds	37,461	35,038	37,423
Preferred stocks	60	59	59

Total fixed maturities	45,784	42,700	46,411

Equity securities
Common stocks:
Industrial, miscellaneous and all other	105	113	113

Total equity securities	105	113	113

Mortgage loans on real estate	9,409		9,409
Real estate	41		41
Policy loans	2,109		2,109
Other long-term investments	1,381		1,381
Receivable for securities	23		23
Receivable for derivative cash collateral posted to counterparty	361		361
Securities lending	2,292		2,292
Cash, cash equivalents and short-term investments	3,055		3,055

Total investments	$64,560		$65,195

(1)	Equity securities are reported at original cost. Fixed maturities are reported at original cost reduced by repayments and adjusted for amortization of premiums and accrual of discounts.

(2)	Bonds of $29 are held at fair value rather than amortized cost. Preferred stock of $58 are held at fair value.

Transamerica Life Insurance Company

Supplementary Insurance Information

(Dollars in Millions)

SCHEDULE III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses*

Year ended December 31, 2023
Individual life	$29,961	$—	$493	$2,410	$1,882	$2,870	$1,808
Individual health	6,083	105	317	665	382	807	221
Group life and health	2,455	19	124	788	134	520	370
Annuity	13,873	—	49	5,653	1,199	10,215	(4,060)

	$52,372	$124	$983	$9,516	$3,597	$14,412	$(1,661)

Year ended December 31, 2022
Individual life	$30,960	$—	$580	$8,576	$1,626	$9,716	$1,201
Individual health	5,993	112	327	710	406	822	226
Group life and health	2,469	21	128	806	170	509	360
Annuity	18,401	—	63	9,721	1,095	21,481	(10,034)

	$57,823	$133	$1,098	$19,813	$3,297	$32,528	$(8,247)

Year ended December 31, 2021
Individual life	$25,206	$—	$664	$1,673	$1,600	$4,243	$1,086
Individual health	5,871	115	342	737	441	703	220
Group life and health	2,480	22	134	801	166	530	320
Annuity	18,289	—	37	11,271	984	19,574	(7,757)

	$51,846	$137	$1,177	$14,482	$3,191	$25,050	$(6,131)

*Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

Transamerica Life Insurance Company

Reinsurance

(Dollars in Millions)

SCHEDULE IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net

Year ended December 31, 2023
Life insurance in force	$798,119	$540,679	$262,185	$519,625	50	%

Premiums:
Individual life	$4,598	$3,029	$841	$2,410	35	%
Individual health	717	58	6	665	1
Group life and health	898	112	2	788	0
Annuity	10,049	4,403	7	5,653	0

	$16,262	$7,602	$856	$9,516	9	%

Year ended December 31, 2022
Life insurance in force	$776,124	$616,800	$319,443	$478,767	67	%

Premiums:
Individual life	$4,547	$2,316	$6,345	$8,576	74	%
Individual health	758	60	12	710	2
Group life and health	927	135	14	806	2
Annuity	9,725	16	12	9,721	0

	$15,957	$2,527	$6,383	$19,813	32	%

Year ended December 31, 2021
Life insurance in force	$760,949	$700,434	$367,342	$427,857	86	%

Premiums:
Individual life	$4,460	$4,016	$1,229	$1,673	73	%
Individual health	787	62	12	737	2
Group life and health	920	136	17	801	2
Annuity	11,424	166	13	11,271	0

	$17,591	$4,380	$1,271	$14,482	9	%

PART C

OTHER INFORMATION

Item 27. Exhibits

Exhibit No:	Description

(a)	Board of Directors Resolution

(a)(1)	Resolution of the Board of Directors establishing the WRL Series Annuity Account. Note 1

(a)(2)	Resolution of Board of Directors of Transamerica Premier Life Insurance Company re-domesticating WRL Series Annuity Account. Note 17

(a)(3)	Resolution of Board of Directors of Transamerica Premier Life Insurance Company Approving Plan of Merger with Western Reserve Life Assurance Co. of Ohio. Note 17

(a) (4)	Resolution of Board of Directors of Western Reserve Life Assurance Co. of Ohio Approving Plan of Merger with Transamerica Premier Life Insurance Company. Note 17

(a)(5)	Resolution of Board of Directors of Transamerica Premier Life Insurance Company Approving Plan of Merger with Transamerica Life Insurance Company. Note 26

(b)	Custodian Agreements. Not Applicable

(c)	Underwriting Contracts

(c)(1)	Amended and Restated Principal Underwriting Agreement - Monumental Life Insurance Company and Transamerica Capital, Inc. Note 2

(c)(2)	Amendment to Amended and Restated Principal Underwriting Agreement. Note 17

(c)(3)	Broker/Dealer Life Insurance Company Product Sales Agreement by and between TCI Securities Corporation and the Broker/Dealer. Note 3

(d)	Contracts

(d)(1)	Specimen Flexible Payment Variable Accumulation Deferred Annuity contract (WL18). Note 4

(d)(2)	Specimen Flexible Payment Variable Accumulation Deferred Annuity contract (VA30). Note 5

(d)(3)	Death Benefit Rider (Annual Step-Up Death Benefit - GDB10). Note 5

(d)(4)	Death Benefit Rider (Compounding Minimum Death Benefit - GDB11). Note 5

(d)(5)	Guaranteed Minimum Income Benefit Rider (GIB01). Note 4

(d)(6)	Guaranteed Minimum Income Benefit Rider (GIB02). Note 6

(d)(7)	Terminal Illness Rider (EA132). Note 4

(d)(8)	Nursing Care Facility Waiver Endorsement (EA133). Note 4

(d)(9)	Tax Sheltered Annuity Endorsement (EA125). Note 7

(d)(10)	Contract Loan Provisions Endorsement (EA 126). Note 7

(d)(11)	Dollar Cost Averaging Endorsement (EA134). Note 7

(d)(12)	Asset Rebalancing Program Endorsement (EA135). Note 7

(d)(13)	Additional Earnings Rider (AER01). Note 6

(d)(14)	Additional Earnings Rider (AER02). Note 8

(d)(15)	Split Contract Endorsement (EA141). Note 8

(d)(16)	Guaranteed Minimum Death Benefit Endorsement (EA138A, EA139A, EA139B EA140). Note 6

(d)(17)	Guaranteed Minimum Death Benefit Endorsement (EA142, EA145). Note 8

(e)	Applications

(e)(1)	Application for Flexible Payment Variable Accumulation Deferred Annuity Contract. Note 9

(f)	Depositor’s Certificate of Incorporation and By-laws

(f)(1)	Articles of Incorporation of Transamerica Life Insurance Company. Note 27

(f)(2)	Bylaws Transamerica Life Insurance Company. Note 27

(g)	Reinsurance Contracts

(g)(1)	Reinsurance Agreement (TIRe). Note 10

(g)(2)	Assignment, Transfer, And Novation. Note 21

(g)(3)	First Amended and Restated Reinsurance Agreement. Note 21

(h)	Participation Agreements

(h)(1)	Participation Agreement (Access One and ProFunds). Note 11

(h)(1)(i)	Amendment No. 1 to Participation Agreement (Access One and ProFunds). Note 17

(h)(1)(ii)	Amendment No. 2 to Participation Agreement (Access One and ProFunds). Note 12

(h)(1)(iii)	Amendment to Agreements (Confidential Information Access One and ProFunds). Note 13

(h)(1)(iv)	Amendment No. 6 to Participation Agreement (Access One and ProFunds). Note 14

(h)(1)(v)	Amendment No. 9 to Participation Agreement (ProFunds). Note 29

(h)(2)	Participation Agreement (Fidelity). Note 15

(h)(2)(i)	Amendment No. 4 to Participation Agreement (Fidelity). Note 18

(h)(2)(ii)	Amendment No. 5 to Participation Agreement (Fidelity). Note 2

(h)(2)(iii)	Amendment No. 6 to Participation Agreement (Fidelity). Note 19

(h)(2)(iv)	Amendment No. 7 to Participation Agreement (Fidelity). Note 20

(h)(2)(v)	Amendment No. 9 to Participation Agreement (Fidelity). Note 29

(h)(3)	Participation Agreement (TST). Note 16

(h)(3)(i)	Amendment No. 1 to Participation Agreement (TST). Note 14

(h)(3)(ii)	Amended Schedule A 07-01-14 to Participation Agreement (TST). Note 17

(h)(3)(iii)	Amendment No. 2 to Participation Agreement (TST). Note 20

(h)(3)(iv)	Schedule A Revision 5-1-2015 (TST). Note 20

(h)(3)(v)	Schedule A Revision 7-1-2015 (TST). Note 21

(h)(3)(vi)	Schedule A Revision 12-18-2015 (TST). Note 21

(h)(3)(vii)	Schedule A Revisions 3-21-2016 (TST). Note 21

(h)(3)(viii)	Schedule A Revision 5-1-2016 (TST). Note 21

(h)(3)(ix)	Schedule A Revision 12-1-2016 (TST). Note 22

(h)(3)(x)	Schedule A Revision 5-1-2017 (TST). Note 23

(h)(3)(xi)	Schedule A Revision 9-29-2017 (TST). Note 24

(h)(3)(xii)	Schedule A Revision 5-1-2018 (TST). Note 25

(h)(3)(xiii)	Schedule A Revision 11-1-2018 (TST). Note 25

(h)(3)(xiv)	Schedule A Revision 11-1-2019 (TST). Note 26.

(h)(3)(xv)	Amendment No. 3 to Participation Agreement (TST). Note 29

(h)(3)(xvi)	Schedule A Revision 5-1-2023 (TST). Note 29

(i)	Administrative Contracts. Not applicable.

(j)	Other Material Contracts. Not applicable.

(k)	Legal Opinion. Opinion and Consent of Counsel. Filed herewith.

(l)	Other Opinions. Consent of Independent Registered Public Accounting Firm. Filed herewith.

(m)	Omitted Financial Statements. Not applicable

(n)	Initial Capital Agreements. Not applicable

(o)	Initial Summary Prospectuses. Not applicable.

(p)	Powers of Attorney. Filed herewith.

Note 1.	Incorporated herein by reference to Post-Effective Amendment No. 11 to Form N-4 Registration Statement (File No. 033-49556) filed on April 20, 1998.

Note 2.	Incorporated herein by reference to Post-Effective Amendment No. 9 to Form N-4 Registration Statement (File No. 333-146323) filed on April 25, 2013.

Note 3.	Incorporated herein by reference to the Initial Filing to Form N-4 Registration Statement (File No. 333-185574) filed on December 20, 2012.

Note 4.	Incorporated herein by reference to the Initial Filing to Form N-4 Registration Statement (File No. 333-82705) filed on July 12, 1999.

Note 5.	Incorporated herein by reference to Post-Effective Amendment No. 7 to Form N-4 Registration Statement (File No. 333-82705) filed on February 19, 2003.

Note 6.	Incorporated herein by reference to Post-Effective Amendment No. 3 to Form N-4 Registration Statement (File No. 333-82705) filed on April 19, 2002.

Note 7.	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-93169) filed on April 10, 2000.

Note 8.	Incorporated herein by reference to Post-Effective Amendment No. 5 to Form N-4 Registration Statement (File No. 333-93169) filed on April 14, 2003.

Note 9.	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-82705) filed on September 24, 1999.

Note 10.	Incorporated herein by reference to Post-Effective Amendment No. 27 to Form N-4 Registration Statement (File No. 33-24856) filed on April 27, 2009.

Note 11.	Incorporated herein by reference to Post-Effective Amendment No. 8 to Form N-4 Registration Statement (File No. 333-108525) filed on February 13, 2007.

Note 12.	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-145461) filed on October 23, 2007.

Note 13.	Incorporated herein by reference to Post-Effective Amendment No. 23 to Form N-4 Registration Statement (File No. 333-108525) filed on April 22, 2013.

Note 14.	Incorporated herein by reference to Post-Effective Amendment No. 24 to Form N-4 Registration Statement (File No. 333-108525) filed on August 16, 2013.

Note 15.	Incorporated herein by reference to Post-Effective Amendment No. 24 to Form N-4 Registration Statement (Filed No. 033-80958) filed on April 27, 2005.

Note 16.	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-185573) filed on April 10, 2013.

Note 17.	Incorporated herein by reference to the Initial Filing to Form N-4 Registration Statement (File No. 333-199071) filed on October 1, 2014.

Note 18.	Incorporated herein by reference to Post-Effective Amendment No. 4 to Form N-4 Registration Statement (File No. 333-146323) filed on April 29, 2008.

Note 19.	Incorporated herein by reference to Post-Effective Amendment No. 10 to Form N-4 Registration Statement (File No. 333-146323) filed on April 30, 2014.

Note 20.	Incorporated herein by reference to Post-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-199071) filed on April 28, 2015.

Note 21.	Incorporated herein by reference to Post-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-199071) filed on April 26, 2016.

Note 22.	Incorporated herein by reference to the Initial Filing to Form N-4 Registration Statement (File No. 333-215598) filed on January 18, 2017.

Note 23.	Incorporated herein by reference to Post-Effective Amendment No.3 to Form N-4 Registration Statement (File No. 333-199071) filed on April 27, 2017.

Note 24.	Incorporated herein by reference to Post-Effective Amendment No. 4 to Form N-4 Registration Statement (File No. 333-199071) filed on April 26, 2018.

Note 25.	Incorporated herein by reference to Post-Effective Amendment No. 7 to Form N-4 Registration Statement (File No. 333-199071) filed on December 7, 2018.

Note 26.	Incorporated herein by reference to Post-Effective Amendment No. 7 to Form N-4 Registration Statement (File No. 333-199071) filed on April 24, 2020.

Note 27.	Incorporated by reference to the Initial Filing of Form N-4 Registration Statement (File No. 333-169445) filed on September 17, 2010.

Note 28.	Incorporated herein by reference to Pre-Effective Amendment No. 15 to Form N-4 Registration Statement (File No. 033-49556) filed on April 23, 2002.

Note 29.	Filed herewith.

Item 28. Directors and Officers of the Depositor (Transamerica Life Insurance Company)

Name and Principal Business Address	Positions and Offices with Depositor

Jamie Ohl 1801 California St. Suite 5200 Denver, CO 80202	Director, President, and Chief Executive Officer, Individual Solutions Division

Bonnie T. Gerst 6400 C Street SW Cedar Rapids, Iowa 52404	Director, Chairman of the Board, and President, Financial Assets

Andrew S. Williams 100 Light Street Baltimore, MD 21202	Director, General Counsel, Assistant Secretary and Senior Vice President

Christopher S. Fleming 100 Light Street Baltimore, MD 21202	Director, Chief Operating Officer, Individual Solutions Division

Matt Keppler 100 Light Street Baltimore, MD 21202	Chief Financial Officer, Executive Vice President and Treasurer

Zachary Harris 6400 C Street SW Cedar Rapids, Iowa 52404	Director, Senior Vice President and Chief Operating Officer, Workplace Solutions Division

Chris Giovanni 100 Light Street Baltimore, MD 21202	Director, Chief Strategy & Development Officer and Senior Vice President

ITEM 29 LISTING

Item 29. Persons Controlled by or under Common Control with the Depositor or Registrant.

As of December 31, 2023, the following pages shows all corporations directly or indirectly controlled or under common control, with the Depositor, showing the state or other sovereign power under the laws of which each is organized and the percentage owner ship of voting securities giving rise to the control relationship.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business

25 East 38th Street, LLC	Delaware	Yarra Rapids, LLC, Sole Member (100%)	Real estate investments

239 West 20th Street, LLC	Delaware	Yarra Rapids, LLC, Sole Member (100%)	Real estate investments

313 East 95th Street, LLC	Delaware	Yarra Rapids, LLC, Sole Member (100%)	Real estate investments

319 East 95th Street, LLC	Delaware	Yarra Rapids, LLC, Sole Member (100%)	Real estate investments

Administrative Group, LLC	Tennessee	AUSA Holding, LLC, Sole Member (100%)	Retirement services

AEGON Affordable Housing Debt Fund I, LLC	Delaware	AHDF Manager I, LLC, Member (0.01%); Transamerica Life Insurance Company, Managing Member (5%); Dominium Taxable Fund I, LLC, non-AEGON affiliates, Member (94.99%)	Affordable housing loans

AEGON AM Funds, LLC	Delaware	AEGON USA Investment Management, LLC, Sole LLC Member (100%) ***Company is the Manager; equity will be owned by clients/Investors of AEGON USA Investment Management, LLC***	To serve as a fund for a client and offer flexibility to accommodate other similarly situated clients.

AEGON AM Private Equity Partners I, LLC	Delaware	AEGON USA Investment Management, LLC, Sole Member (100%)	Investments

AEGON AM Private Equity Partners II, LLC	Delaware	AEGON USA Investment Management, LLC, Sole Member (100%)	General Partner to FSBA AAM Strategic Fund II, LP

AEGON Asset Management Services, Inc.	Delaware	AUSA Holding, LLC, Sole Shareholder (100%)	Registered investment advisor

Aegon Community Investments 50, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Aegon Community Investments 51, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Aegon Community Investments 52, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Aegon Community Investments 53, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Aegon Community Investments 54, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Aegon Community Investments 55, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Aegon Community Investments 56, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Aegon Community Investments 57, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Aegon Community Investments 58, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Aegon Community Investments 59, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Aegon Community Investments 60, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

ITEM 29 LISTING

Aegon Community Investments 61, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Aegon Community Investments 62, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Aegon Community Investments 63, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Aegon Community Investments 64, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Aegon Community Investments 65, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Aegon Community Investments 66, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Aegon Community Investments 67, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

AEGON Direct Marketing Services, Inc.	Maryland	Transamerica Life Insurance Company, Sole Shareholder (100%)	Marketing company

AEGON Direct Marketing Services International, LLC	Maryland	AUSA Holding, LLC, Sole Shareholder (100%)	Marketing arm for sale of mass marketed insurance coverage

AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	AEGON Mexico Holding B.V., Managing Member (92.96%); AEGON DMS Holding B.V., Member (5.82%)	Provide management advisory and technical consultancy services.

AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	AEGON Mexico Holding B.V., Sole Member (100%)	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.

AEGON Energy Management, LLC	Delaware	AEGON USA Realty Advisors, LLC, Sole Member (100%)	Investments

AEGON Financial Services Group, Inc.	Minnesota	Transamerica Life Insurance Company, Sole Shareholder (100%)	Marketing

AEGON Funding Company, LLC	Delaware	Transamerica Corporation, Sole Member (100%)	Issue debt securities-net proceeds used to make loans to affiliates

Aegon Global Services, LLC	Iowa	Commonwealth General Corporation, Sole Member (100%)	Holding company

AEGON Institutional Markets, Inc.	Delaware	Commonwealth General Corporation, Sole Shareholder (100%)	Provider of investment, marketing and administrative services to insurance companies

Aegon LIHTC Fund 50, LLC	Delaware	Aegon LIHTC Fund 63, LLC, Managing Member (51.01%); Citibank, N.A., non-affiliate of AEGON, Member (48.99%)	Investments

Aegon LIHTC Fund 51, LLC	Delaware	Aegon Community Investments 51, LLC, Managing Member (.01%); Citibank, N.A., non-affiliate of AEGON, Member (99.99%)	Investments

ITEM 29 LISTING

Aegon LIHTC Fund 52, LLC	Delaware

Aegon Community Investments 52, LLC, Member (0.01%);

Transamerica Financial Life Insurance Company, Member (10.18%);

Transamerica Life Insurance Company, Member (1%);

Ally Bank, non-affiliates of AEGON, Member (11.35%);

Bank of the West, non-affiliates of AEGON, Member (7.46%);

California Bank & Trust, non-affiliates of AEGON, Member (5.21%);

Citibank, N.A., non-affiliates of AEGON, Managing Member (49%);

Pacific West Bank, non-affiliates of AEGON, Member (7.58%);

US Bank, non-affiliates of AEGON, Member (7.58%)

Investments

Aegon LIHTC Fund 54, LLC	Delaware	Aegon Community Investments 54, LLC, Non-Member Manager (0%); FNBC Leasing Corporation, non-affiliate of Aegon, Sole Member (100%)	Investments

Aegon LIHTC Fund 55, LLC	Delaware

Aegon Community Investments 55, LLC Managing Member (0.01%)

Transamerica Life Insurance Company, Member (2.82%);

Ally Bank, non-affiliates of AEGON, Member (8.21%);

Bank of Hope, non-affiliates of AEGON, Member (14.27%);

Citibank, N.A., non-affiliates of AEGON, Member (21.69%);

CMFG Life Insurance Company, non-affiliates of AEGON, Member (9.72%);

Lake City Bank, non-affiliates of AEGON, Member (1.47%);

Minnesota Life Insurance Company, non-affiliates of AEGON, Member (7.46%);

The Guardian Life Insurance Company of America, non-affiliates of AEGON, Member (10.44%);

U.S. Bancorp Community Development Corporation, non-affiliates of AEGON, Member (22.10%);

ZB National Association, non-affiliates of AEGON, Member (1.81%)

Investments

Aegon LIHTC Fund 57, LLC	Delaware	Aegon Community Investments 57, LLC, Managing Member (.01%); Bank of America, N.A., non-affiliate of AEGON, Investor Member (99.99%)	Investments

ITEM 29 LISTING

Aegon LIHTC Fund 58, LLC	Delaware

Aegon Community Investments 58, LLC, Managing Member (0.01%);

Transamerica Life Insurance Company, Member (2.92%);

Allstate Insurance Company, non- affiliates of AEGON, Member (23.89%);

Ally Bank, non-affiliates of AEGON, Member (17.31%);

CMFG Life Insurance Company, non- affiliates of AEGON, Member (8.20%);

Santander Bank, N.A., non-affiliates of AEGON, Member (21.37%);

U.S. Bancorp Community Development Corporation, non-affiliates of AEGON, Member (19.83%);

Zions Bancorporation, N.A., non-affiliates of AEGON, Member (6.47%)

Investments

Aegon LIHTC Fund 60, LLC	Delaware	Aegon Community Investments 60, LLC, Non-Member Manager (0%); FNBC Leasing Corporation, non-affiliate of Aegon, Sole Member (100%)	Investments

Aegon LIHTC Fund 61, LLC	Delaware	Aegon Community Investments 61, LLC, Non-Member Manager (0%); HSBC Bank, N.A., non-affiliate of Aegon, Sole Member (100%)	Investments

Aegon LIHTC Fund 62, LLC	Delaware

Aegon Community Investments 62, LLC, Managing Member? (0.01%);

Allstate Insurance Company, non- affiliates of AEGON, Member (20.48%);

Ally Bank, non-affiliates of AEGON, Member (10.11%);

Bank of the West, non-affiliates of AEGON, Member (6.57%);

Farm Bureau Property & Casualty, non- affiliates of AEGON, Member (6.74%);

Minnesota Life Insurance Company, non- affiliates of AEGON, Member (6.74%);

Santander Bank, N.A., non-affiliates of AEGON, Member (5.39%);

State Street Bank and Trust Company, non-affiliates of AEGON, Member (34.22%);

U.S. Bancorp Community Development Corporation, non-affiliates of AEGON, Member (6.57%);

Zions Bancorporation, N.A., non-affiliates of AEGON, non-affiliates of AEGON, Member (3.17%)

Investments

ITEM 29 LISTING

Aegon LIHTC Fund 63, LLC	Delaware	Aegon Community Investments 63, LLC, non-Member Manager (0%); FNBC Leasing Corporation, non-affiliate of Aegon, Sole Member (100%)	Investments

Aegon LIHTC Fund 64, LLC	Delaware	Aegon Community Investments 64, LLC, non-Member Manager (0%); Bank of America, N.A., non-affiliate of AEGON, Investor Member (99.99%) KCIC Fund 5A, LLC (0.01%)	Investments

Aegon LIHTC Fund 65, LLC	Delaware	Aegon Community Investments 65, LLC, Managing Member (.01%); Bank of America, N.A., non-affiliate of AEGON, Investor Member (99.99%)	Investments

Aegon LIHTC Fund 66, LLC	Delaware	Aegon Community Investments 66, LLC, Managing Member? (0.01%); Bank of the West, non-affiliates of AEGON, Member (49.99%); Cedar Rapids Bank & Trust, non-affiliates of AEGON, Member (49.99%);	Investments

Aegon LIHTC Fund 67, LLC	Delaware	Aegon Community Investments 67, LLC, Non-Member Manager (0%); FNBC Leasing Corporation, non-affiliate of Aegon, Sole Member (100%)	Investments

AEGON Managed Enhanced Cash, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (79.20%); Transamerica Life Insurance Company, Sole Member (20.80%)	Investment vehicle for securities lending cash collateral

AEGON Management Company	Indiana	Transamerica Corporation, Sole Shareholder (100%)	Holding company

Aegon Multi-Family Equity Fund, LLC	Delaware

Transamerica Financial Life Insurance Company, Member (5%);

Transamerica Life Insurance Company, Member (20%);

Landmark Real Estate Partners VIII, L.P., non-affiliate of AEGON, Member (72.16%);

NCL Investments II, L.P. - RE Series, non-affiliates of AEGON, Member (2.84%)

Investments

Aegon Opportunity Zone Fund Joint Venture 1, LP	Delaware	Aegon OZF Investments 1, LLC, Member (0.25%); United Insurance Company of America, Member (99.75%)	Investments

Aegon OZF Investments 1, LLC	Delaware	AEGON USA Realty Advisors, LLC, Sole Member 100%	Investments

Aegon Upstream Energy Fund, LLC	Delaware	AEGON Energy Management, LLC, Sole Member 100%	Investments

AEGON USA Asset Management Holding, LLC	Iowa	AUSA Holding, LLC, Sole Member 100%	Holding company

AEGON USA Investment Management, LLC	Iowa	AEGON USA Asset Management Holding, LLC, Sole Member 100%	Investment advisor

AEGON USA Real Estate Services, Inc.	Delaware	AEGON USA Realty Advisors, LLC, Sole Shareholder (100%)	Real estate and mortgage holding company

AEGON USA Realty Advisors, LLC	Iowa	AEGON USA Asset Management Holding, LLC, Sole Member (100%)	Administrative and investment services

ITEM 29 LISTING

AEGON USA Realty Advisors of California, Inc.	Iowa	AEGON USA Realty Advisors, Inc., Sole Shareholder (100%)	Investments

Aegon Workforce Housing Boynton Place REIT, LLC	Delaware	Aegon Workforce Housing Separate Account 1, LLC, Sole Member (100%)	Multifamily private equity structure with third-party Investor

Aegon Workforce Housing Fund 2 Holding Company, LLC	Delaware	Aegon Workforce Housing Fund 2, LP, Sole Member (100%)	Holding company

Aegon Workforce Housing Fund 2 Holding Company B, LLC	Delaware	Aegon Workforce Housing Fund 2, LP, Sole Member (100%)	Holding company

Aegon Workforce Housing Fund 2 Holding Company C, LLC	Delaware	Aegon Workforce Housing Fund 2, LP, Sole Member (100%)	Holding Company

Aegon Workforce Housing Fund 2, L.P	Delaware	AWHF2 General Partner, LLC, General Partner (0%); Transamerica Financial Life Insurance Company, Fund Partners, Member (20%); Transamerica Life Insurance Company, Fund Partners, Member (80%)	Investments

Aegon Workforce Housing Fund 3 Holding Company, LLC	Delaware	Aegon Workforce Housing Fund 3, LP, Sole Member (100%)	Holding company

Aegon Workforce Housing Fund 3, L.P	Delaware	Transamerica Financial Life Insurance Company, Limited Partners: (10%); Transamerica Life Insurance Company, Limited Partners (60%); Transamerica Life Insurance Company, Limited Partners (30%)	Investments

Aegon Workforce Housing JV 4A, LLC	Delaware

Aegon Workforce Housing Fund 2 Holding Company, LLC, Member (44.5%);

Landmark Real Estate Partners VIII, L.P., non-affiliates of AEGON, Member (26.7%);

NCL Investments II, L.P. – RE Series, non-affiliates of AEGON, Member (1.05%);

Strategic Partners Real Estate VII Investments, L.P., non-affiliates of AEGON, Member (27.75%)

Investments

Aegon Workforce Housing JV 4B, LLC	Delaware

Aegon Workforce Housing Fund 2 Holding Company, LLC, Member (25%);

Landmark Real Estate Partners VIII, L.P., non-affiliates of AEGON, Member (36.08%);

NCL Investments II, L.P. – RE Series, non-affiliates of AEGON, Member (1.42%);

Strategic Partners Real Estate VII Investments, L.P., non-affiliates of AEGON, Member (37.50%)

Investments

ITEM 29 LISTING

Aegon Workforce Housing JV 4C, LLC	Delaware

Aegon Workforce Housing Fund 2 Holding Company, LLC, Member (10%);

Landmark Real Estate Partners VIII, L.P., non-affiliates of AEGON, Member (43.30%);

NCL Investments II, L.P., non-affiliates of AEGON, Member (1.70%);

Strategic Partners Real Estate VII Investments, L.P., non-affiliates of AEGON, Member (45%)

Investments

Aegon Workforce Housing Park at Via Rosa REIT, LLC	Delaware	Aegon Workforce Housing Separate Account 1, LLC, Sole Member (100%)	Multifamily private equity structure with third-party Investor

Aegon Workforce Housing Separate Account 1, LLC	Delaware

Transamerica Financial Life Insurance Company (4.17%);

Transamerica Life Insurance Company, Member (15.83%);

Transamerica Life Insurance Company, Member (4.25%)

AWHSA Manager 1, LLC, non-affiliates of AEGON, Member Manager (0%);

Lake Tahoe IV, L.P., non-affiliates of AEGON, non-affiliates of AEGON, Member (23.86%);

Townsend RE Global Special Solutions, L.P., non-affiliates of AEGON, Member (10.23%);

Townsend Real Estate Alpha Fund III, L.P., non-affiliates of AEGON, Member (40.91%)

Multifamily private equity structure with third-party Investor

AHDF Manager I, LLC	Delaware	AEGON USA Realty Advisors, LLC, Sole Member (100%)	Investments

ALH Properties Eight LLC	Delaware	FGH USA LLC, Sole Member (100%)	Real estate

ALH Properties Eleven LLC	Delaware	FGH USA LLC, Sole Member (100%)	Real estate

ALH Properties Four LLC	Delaware	FGH USA LLC, Sole Member (100%)	Real estate

ALH Properties Nine LLC	Delaware	FGH USA LLC, Sole Member (100%)	Real estate

ALH Properties Seven LLC	Delaware	FGH USA LLC, Sole Member (100%)	Real estate

ALH Properties Seventeen LLC	Delaware	FGH USA LLC, Sole Member (100%)	Real estate

ALH Properties Sixteen LLC	Delaware	FGH USA LLC, Sole Member (100%)	Real estate

ALH Properties Ten LLC	Delaware	FGH USA LLC, Sole Member (100%)	Real estate

ALH Properties Twelve LLC	Delaware	FGH USA LLC, Sole Member (100%)	Real estate

ALH Properties Two LLC	Delaware	FGH USA LLC, Sole Member (100%)	Real estate

AMFETF Manager, LLC	Delaware	AEGON USA Realty Advisors, LLC, Sole Member (100%)	Investments

AMTAX HOLDINGS 308, LLC	Ohio	TAHP Fund II, LLC, Sole Member (100%); TAH Pentagon Funds LLC, non-owner Manager (0%)	Affordable housing

ITEM 29 LISTING

AMTAX HOLDINGS 388, LLC	Ohio	TAHP Fund II, LLC, Sole Member (100%); TAH Pentagon Funds LLC, non-owner Manager (0%)	Affordable housing

AMTAX HOLDINGS 483, LLC	Ohio	TAHP Fund I, LLC, Sole Member (100%); TAH Pentagon Funds LLC, non-owner Manager (0%)	Affordable housing

AMTAX HOLDINGS 559, LLC	Ohio	TAHP Fund I, LLC, Sole Member (100%); TAH Pentagon Funds LLC, non-owner Manager (0%)	Affordable housing

AMTAX HOLDINGS 561, LLC	Ohio	TAHP Fund VII, LLC, Sole Member (100%); TAH Pentagon Funds LLC, non-owner Manager (0%)	Affordable housing

AMTAX HOLDINGS 588, LLC	Ohio	TAHP Fund I, LLC, Sole Member (100%); TAH Pentagon Funds LLC, non-owner Manager (0%)	Affordable housing

AMTAX HOLDINGS 613, LLC	Ohio	Cupples State LIHTC Investors, LLC, Member (1%); Garnet LIHTC Fund VII, LLC, Member (99%); TAH Pentagon Funds LLC, non-owner Manager (0%)	Affordable housing

AMTAX HOLDINGS 639, LLC	Ohio	TAHP Fund I, LLC, Sole Member (100%); TAH Pentagon Funds LLC, non-owner Manager (0%)	Affordable housing

AMTAX HOLDINGS 649, LLC	Ohio	TAHP Fund I, LLC, Sole Member (100%); TAH Pentagon Funds LLC, non-owner Manager (0%)	Affordable housing

AMTAX HOLDINGS 672, LLC	Ohio	TAHP Fund I, LLC, Sole Member (100%); TAH Pentagon Funds LLC, non-owner Manager (0%)	Affordable housing

AMTAX HOLDINGS 713, LLC	Ohio	TAHP Fund II, LLC, Sole Member (100%); TAH Pentagon Funds LLC, non-owner Manager (0%)	Affordable housing

Apollo Housing Capital Arrowhead Gardens, LLC	Delaware	Garnet LIHTC Fund XXXV, LLC, Sole Member (100%)	Affordable housing

APOP III, LLC	Delaware	Transamerica Life Insurance Company, Limited Partner (88.59%); Transamerica Financial Life Insurance Company, Limited Partner (9.84%)	Investments

AUSA Holding, LLC	Maryland	Transamerica Corporation, Sole Member (100%)	Holding company

AUSA Properties, Inc.	Iowa	AEGON USA Realty Advisors, LLC, Sole Shareholder (100%)	Own, operate and manage real estate

AWHF2 General Partner, LLC	Delaware	AEGON USA Realty Advisors, LLC, Sole Member (100%)	Investments

AWHF2 Subsidiary Holding Company C, LLC	Delaware	Aegon Workforce Housing Fund 2 Holding Company C, LLC, Sole Member (100%)	Holding Company

ITEM 29 LISTING

AWHF3 General Partner, LLC	Delaware	AEGON USA Realty Advisors, LLC, Sole Member (100%)	Investments

AWHJV4 Manager, LLC	Delaware	AEGON USA Realty Advisors, LLC, Sole Member (100%)	Investments

AWHSA Manager 1, LLC	Delaware	AEGON USA Realty Advisors, LLC, Sole Member (100%)	Multifamily private equity structure with third-party Investor

Barfield Ranch Associates, LLC	Florida	Mitigation Manager, LLC, Member (50%); OBPFL-Barfield, LLC, non-affiliate of AEGON, Member (50%)	Investments

Bay State Community Investments II, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments in low income housing tax credit properties

Carle Place Leasehold SPE, LLC	Delaware	Transamerica Financial Life Insurance Company, Sole Member (100%)	Lease holder

Commonwealth General Corporation	Delaware	Transamerica Corporation, Sole Shareholder (100%)	Holding company

Creditor Resources, Inc.	Michigan	AUSA Holding, LLC, Sole Shareholder (100%)	Credit insurance

CRI Solutions, Inc.	Maryland	Creditor Resources, Inc., Sole Member (100%)	Sales of reinsurance and credit insurance

Cupples State LIHTC Investors, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (22%); Transamerica Life Insurance Company, Sole Member (63%); Transamerica Life Insurance Company, Sole Member (15%)	Investments

Equitable AgriFinance, LLC	Delaware	AEGON USA Realty Advisors, LLC, Member (50%); Equitable Financial Insurance Company, non-affiliate of AEGON, Member (50%)	Agriculturally-based real estate advisory services

FD TLIC Limited Liability Company	New York	Transamerica Life Insurance Company, Sole Member (100%)	Broadway production

FGH Realty Credit LLC	Delaware	FGH USA, LLC, Sole Member (100%)	Real estate

FGH USA LLC	Delaware	RCC North America LLC, Sole Member (100%)	Real estate

Fifth FGP LLC	Delaware	FGH USA LLC, Sole Member (100%)	Real estate

Financial Planning Services, Inc.	District of Columbia	Commonwealth General Corporation, Sole Shareholder(100%)	Management services

First FGP LLC	Delaware	FGH USA LLC, Sole Member (100%)	Real estate

Fourth FGP LLC	Delaware	FGH USA LLC, Sole Member (100%)	Real estate

FSBA AAM Strategic Fund I, LP	Delaware	Aegon AM Private Equity Partners I, LLC, Sole Member (100%)	Investments

FSBA AAM Strategic Fund II, LP	Delaware	APOP III, LLC, Member (2.5%) State Board of Administration of Florida acting on behalf of the Florida Retirement System Trust Fund, Member (97.50%)	AUIM Sponsored Private Equity vehicle

Garnet Assurance Corporation	Kentucky	Transamerica Life Insurance Company, Sole Shareholder (100%)	Investments

Garnet Assurance Corporation II	Iowa	Commonwealth General Corporation, Sole Member (100%)	Business investments

ITEM 29 LISTING

Garnet Assurance Corporation III	Iowa	Transamerica Life Insurance Company, Sole Shareholder (100%)	Business investments

Garnet Community Investments, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Garnet Community Investments IV, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Garnet Community Investments V, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Garnet Community Investments VI, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Garnet Community Investments VII, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Garnet Community Investments VIII, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Garnet Community Investments IX, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Garnet Community Investments X, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Garnet Community Investments XI, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Garnet Community Investments XII, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Garnet Community Investments XVIII, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Garnet Community Investments XX, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Garnet Community Investments XXIV, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Garnet Community Investments XXV, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Garnet Community Investments XXVI, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Garnet Community Investments XXVII, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Garnet Community Investment XXVIII, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Garnet Community Investments XXIX, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Garnet Community Investments XXXI, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Garnet Community Investments XXXII, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Garnet Community Investments XXXIII, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Garnet Community Investments XXXIV, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Garnet Community Investments XXXV, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Garnet Community Investments XXXVI, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Garnet Community Investments XXXVII, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Garnet Community Investments XXXVIII, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Garnet Community Investments XXXIX, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Garnet Community Investments XL, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Garnet Community Investments XLI, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

ITEM 29 LISTING

Garnet Community Investments XLII, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Garnet Community Investments XLIII, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Garnet Community Investments XLIV, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Garnet Community Investments XLVI, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Garnet Community Investments XLVII, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Garnet Community Investments XLVIII, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Garnet Community Investments XLIX, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments

Garnet LIHTC Fund IV, LLC	Delaware	Garnet Community Investments IV, LLC, Member (99.99%); Transamerica Life Insurance Company, Member (.01%)	Investments

Garnet LIHTC Fund V, LLC	Delaware	Garnet Community Investments V, LLC, Member (99.99%); Transamerica Life Insurance Company, Member (.01%)	Investments

Garnet LIHTC Fund VI, LLC	Delaware	Garnet Community Investments VI, LLC, Member (99.99%); Transamerica Life Insurance Company, Member (0.01%)	Investments

Garnet LIHTC Fund VII, LLC	Delaware	Members: Investments VII, LLC, Member (99.99%); Transamerica Life Insurance Company, Member (.01%)	Investments

Garnet LIHTC Fund VIII, LLC	Delaware	Garnet Community Investments VIII, LLC, Member (99.99%); Transamerica Life Insurance Company, Member (0.01%)	Investments

Garnet LIHTC Fund IX, LLC	Delaware	Garnet Community Investments IX, LLC, Member (99.99%); Transamerica Life Insurance Company, Member (0.01%)	Investments

Garnet LIHTC Fund X, LLC	Delaware	Garnet Community Investments X, LLC, Member (0.01%); Goldenrod Asset Management, a non-AEGON affiliate, Member (99.99%)	Investments

Garnet LIHTC Fund XI, LLC	Delaware	Garnet Community Investments XI, LLC, Member (99.99%); Transamerica Life Insurance Company, Member (0.01%)	Investments

Garnet LIHTC Fund XII, LLC	Delaware	Garnet Community Investments XII, LLC, Member (0.01%); Garnet LIHTC Fund XII-A, LLC, Member (73.39%); Garnet LIHTC Fund XII-B, LLC, Member (13.30%); Garnet LIHTC Fund XII-C, LLC, Member (13.30%)	Investments

Garnet LIHTC Fund XII-A, LLC	Delaware	Garnet Community Investments XII, LLC, Member (99.99%); Transamerica Life Insurance Company, Member (.01%)	Investments

ITEM 29 LISTING

Garnet LIHTC Fund XII-B, LLC	Delaware	Garnet Community Investments XII, LLC, Member (99.99%); Transamerica Life Insurance Company, Member (.01%)	Investments

Garnet LIHTC Fund XII-C, LLC	Delaware	Garnet Community Investments XII, LLC, Member (99.99%); Transamerica Life Insurance Company, Member (.01%)	Investments

Garnet LIHTC Fund XIII, LLC	Delaware	Garnet Community Investments, LLC, Member (.01%); Garnet LIHTC Fund XIII-A, LLC, Member (68.10%); Garnet LIHTC Fund XIII-B, LLC, Member (31.89%)	Investments

Garnet LIHTC Fund XIII-A, LLC	Delaware	Garnet Community Investments, LLC, Managing Member? (99.99%); Transamerica Life Insurance Company, Member (.01%)	Investments

Garnet LIHTC Fund XIII-B, LLC	Delaware	Garnet Community Investments, LLC, Managing Member (99.99%); Transamerica Life Insurance Company, Member (.01%)	Investments

Garnet LIHTC Fund XIV, LLC	Delaware	Garnet Community Investments, LLC, Member (99.99%); Transamerica Life Insurance Company, Member (0.01%)	Investments

Garnet LIHTC Fund XV, LLC	Delaware	Garnet Community Investments, LLC (0.01%); Transamerica Life Insurance Company (99.99%)	Investments

Garnet LIHTC Fund XVI, LLC	Delaware	Garnet Community Investments, LLC, Member (0.01%); FNBC Leasing Corporation, non-affiliates of AEGON, Member (99.99%)	Investments

Garnet LIHTC Fund XVII, LLC	Delaware	Garnet Community Investments, LLC, Member (99.99%); Transamerica Life Insurance Company, Member (0.01%)	Investments

Garnet LIHTC Fund XVIII, LLC	Delaware	Garnet Community Investments XVIII, LLC, Member (0.01%); Verizon Capital Corp., non-affiliates of AEGON, Member (99.99%)	Investments

Garnet LIHTC Fund XIX, LLC	Delaware	Garnet Community Investments, LLC, Member (99.99%); Transamerica Life Insurance Company, Member (0.01%)	Investments

Garnet LIHTC Fund XX, LLC	Delaware	Garnet Community Investments, LLC, Member (100%);	Investments

Garnet LIHTC Fund XXII, LLC	Delaware	Garnet Community Investments, LLC, Member (0.01%); NorLease, Inc., non-affiliates of AEGON, Member (99.99%)	Investments

ITEM 29 LISTING

Garnet LIHTC Fund XXIII, LLC	Delaware	Garnet Community Investments, LLC, Member (99.99%); Transamerica Life Insurance Company, Member (0.01%)	Investments

Garnet LIHTC Fund XXIV, LLC	Delaware

Garnet Community Investments XXIV, LLC, Managing Member (0.01%);

Transamerica Life Insurance Company (21.26%);

New York Life Insurance and Annuity Corporation, non-affiliates of AEGON, Member (21.73%);

New York Life Insurance Company, non-affiliates of AEGON, Member (25.51%); Principal Life Insurance Company, non-affiliates of AEGON, Member (31.49%)

Investments

Garnet LIHTC Fund XXV, LLC	Delaware

Garnet Community Investment XXV, LLC, Member (0.01%);

Garnet LIHTC Fund XXVIII, LLC, Member (1%);

Mt. Hamilton Fund, LLC, non-affiliates of AEGON, Member (97.99);

Google Affordable housing I LLC, non-affiliates of AEGON, Member (1%)

Investments

Garnet LIHTC Fund XXVI, LLC	Delaware	Garnet Community Investments XXVI, LLC, Member (0.01%); American Income Life Insurance Company, non-affiliate of AEGON, Member (99.99%)	Investments

Garnet LIHTC Fund XXVII, LLC	Delaware

Garnet Community Investments XXVII, LLC, Member (0.01%);

Transamerica Life Insurance Company, Member (16.71%);

AETNA Life Insurance Company, non-affiliates of AEGON, Member (30.29%); New York Life Insurance Company, non-affiliates of AEGON, Member (22.71%); ProAssurance Casualty Company, non-affiliates of AEGON, Member (3.63%); ProAssurance Indemnity Company, non-affiliates of AEGON, Member (8.48%); State Street Bank and Trust Company, non-affiliates of AEGON, Member (18.17%)

Investments

ITEM 29 LISTING

Garnet LIHTC Fund XXVIII, LLC	Delaware	Garnet Community Investments XXVIII LLC, Member (0.01%); United Services Automobile Association, non-affiliates of AEGON, Member (57.99%);	Investments

Garnet LIHTC Fund XXIX, LLC	Delaware	Garnet Community Investments XXIX, LLC, Member (.01%); Bank of America, N.A., non-affiliates of AEGON, Member (99.99%)	Investments

Garnet LIHTC Fund XXXI, LLC	Delaware	Garnet Community Investments XXXI, LLC, Member (0.1%); Thunderbolt Peak Fund, LLC, non-affiliates of AEGON, Member (98.99%); Google Affordable Housing I, LLC, non-affiliates of AEGON, Member (1%)	Investments

Garnet LIHTC Fund XXXII, LLC	Delaware

Garnet Community Investments XXXIII (0.01%);

New York Life Insurance and Annuity Corporation, non-affiliates of AEGON, Member (49.61%);

New York Life Insurance Company, non-affiliates of AEGON, Member (50.38%)

Investments

Garnet LIHTC Fund XXXIII, LLC	Delaware	Members: Garnet Community Investment XXXIII, LLC, Member (0.01%); NorLease, Inc., non-affiliates of AEGON, Member (99.99%)	Investments

Garnet LIHTC Fund XXXIV, LLC	Delaware	Garnet Community Investments XXXIV, LLC, Member (99.99%); Transamerica Life Insurance Company, Member (0.01%)	Investments

Garnet LIHTC Fund XXXV, LLC	Delaware	Garnet Community Investment XXXV, LLC, Member (0.01%); AEGON, Microsoft Corporation, non-affiliates of AEGON, Member (99.99%)	Investments

Garnet LIHTC Fund XXXVI, LLC	Delaware	Garnet Community Investments XXXVI, LLC, Managing Member (1%); FNBC Leasing Corporation, non-affiliates of AEGON, Investor Member (99%)	Investments

Garnet LIHTC Fund XXXVII, LLC	Delaware	Garnet Community Investments XXXVII, LLC, Member (0.01%); Transamerica Life Insurance Company, Member (99.99%)	Investments

Garnet LIHTC Fund XXXVIII, LLC	Delaware	Garnet Community Investments XXXVIII, LLC, non-Member Manager (0%); Norlease, Inc., non-affiliates of AEGON, Member (100%)	Investments

Garnet LIHTC Fund XXXIX, LLC	Delaware	Garnet Community Investments XXXIX, LLC, Managing Member (1%); FNBC Leasing Corporation, non-affiliates of AEGON, Investor Member (99%)	Investments

ITEM 29 LISTING

Garnet LIHTC Fund XL, LLC	Delaware	Garnet Community Investments XL, LLC, Member (.01%); Partner Reinsurance Company of the U.S., non-AEGON affiliate, Member (99.99%)	Investments

Garnet LIHTC Fund XLI, LLC	Delaware

Garnet Community Investments XLI, LLC, Managing Member (.01%);

Transamerica Life Insurance Company, Member (10%);

BBCN Bank, non-AEGON affiliates, Member (1.25%);

East West Bank, non-AEGON affiliates, Member (12.50%),;

Mutual of Omaha, non-AEGON affiliates, Member (12.50%);

Pacific Premier Bank, non-AEGON affiliates, Member (12.50%); Pacific Western Bank, non-AEGON affiliates, Member (7.50%);

Principal Life Insurance Company, non-AEGON affiliates, Member (18.75%); Standard Insurance Company, non-AEGON affiliates, Member (25%)

Investments

Garnet LIHTC Fund XLII, LLC	Delaware	Garnet Community Investments XLII, LLC, Managing Member (.01%); Origin Bank, non-affiliates of AEGON, Investor Member (83.33%) Renasant Bank, non-affiliates of AEGON, Investor Member (16.66%)	Investments

Garnet LIHTC Fund XLIV-A, LLC	Delaware	ING Capital, LLC, Sole Member (100%); Garnet Community Investments XLIV, LLC, Asset Manager (0%)	Investments

Garnet LIHTC Fund XLIV-B, LLC	Delaware	Lion Capital Delaware Inc, Sole Member (100%); Garnet Community Investments XLIV, LLC, Asset Manager (0%)	Investments

Garnet LIHTC Fund XLVI, LLC	Delaware	Garnet Community Investments XLVI, LLC, Member (0.01%); Standard Life Insurance Company, non-affiliate of AEGON, Managing & Investor Member (99.99%)	Investments

ITEM 29 LISTING

Garnet LIHTC Fund XLVII, LLC	Delaware

Garnet Community Investments XLVII, LLC, Managing Member (0.01%) & Investor Member (1.00%);

Transamerica Life Insurance Company, Investor Member (13.999%);

Citibank, N.A., non-affiliate of AEGON, Investor Member (48.995%);

New York Life Insurance and Annuity Corporation, non-affiliate of AEGON, Investor Member (15.478%);

New York Life Insurance Company, non-affiliate of AEGON, Investor Member (20.518%)

Investments

Garnet LIHTC Fund XLVIII, LLC	Delaware

Garnet Community Investments XXXLVIII, LLC, Member (.01%);

Transamerica Financial Life Insurance Company, Member (75.18%);

American Republic Insurance Company, non-affiliates of AEGON, Member (2.84%);

Bank of Hope, non-affiliates of AEGON, Member (.93%);

U.S. Bancorp Community Development Corporation, non-affiliates of AEGON, Member (21.04%)

Investments
Horizons Acquisition 5, LLC	Florida	PSL Acquisitions Operating, LLC, Sole Member (100%)	Development company
Horizons St. Lucie Development, LLC	Florida	PSL Acquisitions Operating, LLC, Sole Member (100%)	Development company

Imani FE, L.P.	California	ABS Imani Fe, Partner (0.00%); Garnet LIHTC Fund XIV, LLC, Partner (99.99%); Grant Housing and Economic Development Corporation, Partner (0.00%); TAH Imani Fe GP, LLC, Partner (0.00%)	Affordable housing
Investors Warranty of America, LLC	Iowa	RCC North America LLC, Sole Member (100%)	Leases business equipment
Ironwood Re Corp.	Hawaii	Commonwealth General Corporation, Sole Member (100%)	Captive insurance company
LCS Associates, LLC	Delaware	RCC North America LLC, Sole Member (100%)	Investments
Life Investors Alliance LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Purchase, own, and hold the equity interest of other entities

LIHTC Fund 53, LLC	Delaware	AEGON Community Investments 53, LLC, non-Member Manager (0%); Bank of America, N.A., non-affiliates of AEGON, Member (98%); US Bank, N.A., non-affiliates of AEGON, Member (2%)	Investments

ITEM 29 LISTING

LIHTC Fund 56, LLC	Delaware	AEGON Community Investments 56, LLC, non-Member Manager (0%); Bank of America, N.A., non-affiliates of AEGON, Member (90%); US Bank, N.A., non-affiliates of AEGON, Member (10%)	Investments

LIHTC Fund 59, LLC	Delaware

AEGON Community Investments 59, LLC, non-Member Manager (0%);

Bank of America, National Association, non-affiliates of AEGON, Member (99.99%);

Dominium Taxable Fund II, LLC, non-affiliates of AEGON, Member (0.01%)

Investments

LIHTC Fund XLV, LLC	Delaware	Garnet Community Investments XLIX, LLC, non-Member Manager (0.00%); Bank of America, National Association, non-affiliates of AEGON, Sole Member (100%)	Investments

LIHTC Fund XLIX, LLC	Delaware	Garnet Community Investments XLIX, LLC, non-Member Manager (0.00%); Bank of America, National Association, non-affiliates of AEGON, Sole Member (100%)	Investments

LIICA Re II, Inc.	Vermont	Transamerica Life Insurance Company, Sole Shareholder (100%)	Captive insurance company

Mitigation Manager LLC	Delaware	RCC North America LLC, Sole Member (100%)	Investments

Money Services, Inc.	Delaware	AUSA Holding, LLC, Sole Shareholder (100%)

Provides certain financial services for affiliates including, but not limited to, certain intellectual property, computer and computer-related software and hardware services, including procurement and contract services to some or all of the Members of the AEGON Group in the United States and Canada.

Monumental General Administrators, Inc.	Maryland	AUSA Holding, LLC, Sole Shareholder (100%)	Provides management services to unaffiliated third party administrator

Natural Resources Alternatives Portfolio I, LLC	Delaware	Transamerica Financial Life Insurance Company, Member (4%); Transamerica Life Insurance Company, Member (64%); Transamerica Life Insurance Company, Member (32%)	Investment vehicle - to invest in Natural Resources

ITEM 29 LISTING

Natural Resources Alternatives Portfolio II, LLC	Delaware	Transamerica Financial Life Insurance Company, Member (5%); Transamerica Life Insurance Company, Member (35%); Transamerica Life Insurance Company, Member (60%)	Investment vehicle

Natural Resources Alternatives Portfolio 3, LLC	Delaware	Transamerica Financial Life Insurance Company, Member (10%); Transamerica Life Insurance Company, Member (55%); Transamerica Life Insurance Company, Member (35%)	Investment vehicle

Nomagon Title Grandparent, LLC	Delaware	AEGON USA Asset Management Holding, LLC, Sole Member (100%); AEGON USA Realty Advisors, LLC, non-manager member (0%)	Investment vehicle

Nomagon Title Holding 1, LLC	Delaware	Nomagon Title Parent, LLC, Sole Member (100%); AEGON USA Realty Advisors, LLC, non-manager member (0%)	Investment vehicle

Nomagon Title Parent, LLC	Delaware	Nomagon Title Grandparent, LLC, Sole Member (100%); AEGON USA Realty Advisors, LLC, non-manager member (0%)	Investment vehicle

Osceola Mitigation Partners, LLC	Florida	Mitigation Manager, LLC, Member (50%); OBPFL-MITBK, LLC, non-affiliate of AEGON, Member (50%)	Investments

Pearl Holdings, Inc. I	Delaware	AEGON USA Asset Management Holding, LLC, Sole Member (100%)	Holding company

Pearl Holdings, Inc. II	Delaware	AEGON USA Asset Management Holding, LLC, Sole Shareholder (100%)	Holding company
Peoples Benefit Services, LLC	Pennsylvania	Transamerica Life Insurance Company, Sole Member (100%)	Marketing non-insurance products

Placer 400 Investors, LLC	California	RCC North America LLC, Member (50%); AKT Placer 400 Investors, LLC, non-affiliate of AEGON, Member (50%)	Investments

Primus Guaranty Ltd.	Bermuda	Transamerica Life Insurance Company, Member (20%) Public Interest Holders, non-affiliates of AEGON, Member (80%)	Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.
PSL Acquisitions Operating, LLC	Iowa	RCC North America LLC, Sole Member (100%)	Owner of Core subsidiary entities
RCC North America LLC	Delaware	Transamerica Corporation, Sole Member (100%)	Real estate

ITEM 29 LISTING

Real Estate Alternatives Portfolio 2, L.L.C.	Delaware

Transamerica Financial Life Insurance Company, Member (7.50%);

Transamerica Life Insurance Company, Member (37.25%);

Transamerica Life Insurance Company, Member (22.25%);

Transamerica Life Insurance Company, Member (30.75%);

Transamerica Life Insurance Company, Member (2.25%);

AEGON USA Realty Advisors, Inc., Manager (0%)

Real estate alternatives investment

Real Estate Alternatives Portfolio 3, L.L.C.	Delaware

Transamerica Life Insurance Company, Member (73.40%);

Transamerica Life Insurance Company, Member (1.00%);

Transamerica Life Insurance Company, Member (25.60%);

AEGON USA Realty Advisors, Inc., Manager (0%)

Real estate alternatives investment

Real Estate Alternatives Portfolio 3A, Inc.	Delaware	Transamerica Financial Life Insurance Company, Shareholder (9.4%); Transamerica Life Insurance Company, Shareholder (90.6%)	Real estate alternatives investment

Real Estate Alternatives Portfolio 4 HR, LLC	Delaware

Transamerica Financial Life Insurance Company, Member (4%);

Transamerica Life Insurance Company, Member (64%);

Transamerica Life Insurance Company, Member (32%);

AEGON USA Realty Advisors, Inc., Manager (0%)

Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment

Real Estate Alternatives Portfolio 4 MR, LLC	Delaware

Transamerica Financial Life Insurance Company, Member (4%);

Transamerica Life Insurance Company, Member (64%);

Transamerica Life Insurance Company, Member (32%);

AEGON USA Realty Advisors, Inc., Manager (0%)

Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment

River Ridge Insurance Company	Vermont	AEGON Management Company, Sole Shareholder (100%)	Captive insurance company

Second FGP LLC	Delaware	FGH USA LLC, Sole Member (100%)	Real estate

Seventh FGP LLC	Delaware	FGH USA LLC, Sole Member (100%)	Real estate

St. Lucie West Development Company, LLC	Florida	PSL Acquisitions Operating, LLC, Sole Member (100%)	Development company

Stonebridge Benefit Services, Inc.	Delaware	Commonwealth General Corporation, Sole Shareholder (100%)	Health discount plan

TA Private Equity Assets, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Investments (private equity)

TA-APOP I, LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Private equity vehicle

ITEM 29 LISTING

TA-APOP I-A, LLC	Delaware	Transamerica Financial Life Insurance Company, Member (10%); Transamerica Life Insurance Company, Member (90%);	Investments (private equity)

TA-APOP II, LLC	Delaware	Transamerica Life Insurance Company, Limited Partner (73.19%); Transamerica Financial Life Insurance Company, Limited Partner (24.40%)	Private equity vehicle

TABR Realty Services, LLC	Delaware	AUSA Holding, LLC, Sole Member (100%)	Real estate investments

TAH-MCD IV, LLC	Iowa	Transamerica Affordable Housing, Inc., Sole Member (100%)	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership.

TAH Pentagon Funds, LLC	Iowa	Transamerica Affordable Housing, Inc., Sole Member (100%)	Serve as a general partner in a lower-tier tax credit entity

TAHP Fund 1, LLC	Delaware	Garnet LIHTC Fund IX, LLC, Sole Member (100%)	Real estate investments

TAHP Fund 2, LLC	Delaware	Garnet LIHTC Fund VIII, LLC, Sole Member (100%)	Low incoming housing tax credit

TAHP Fund VII, LLC	Delaware	Garnet LIHTC Fund XIX, LLC, Investor Member (100%)	Real estate investments

THH Acquisitions, LLC	Iowa	Transamerica Life Insurance Company, Sole Member (100%)	Acquirer of Core South Carolina mortgage loans from Investors Warranty of America, LLC and holder of foreclosed real estate.

TLIC Oakbrook Reinsurance Inc.	Iowa	Transamerica Life Insurance Company, Sole Member (100%)	Limited purpose subsidiary life insurance company

TLIC Watertree Reinsurance Inc.	Iowa	Transamerica Life Insurance Company, Sole Shareholder (100%)	Limited purpose subsidiary life insurance company
Tradition Development Company, LLC	Florida	PSL Acquisitions Operating, Sole Member (100%)	Development company

Tradition Land Company, LLC	Iowa	RCC North America LLC, Sole Member (100%)	Acquirer of Core Florida mortgage loans from Investors Warranty and holder of foreclosed real estate.

Transamerica Affordable Housing, Inc.	California	TABR Realty Services, LLC, Sole Shareholder (100%)	General partner LHTC Partnership

Transamerica Agency Network, LLC	Iowa	AUSA Holding, LLC, Sole Member (100%)	Special purpose subsidiary

Transamerica Asset Management, Inc.	Florida	Transamerica Life Insurance Company, Member (77%); AUSA Holding, LLC, Shareholder (23%)	Fund advisor

Transamerica Bermuda Re, Ltd.	Bermuda	Transamerica Life Insurance Company, Sole Member (100%)	General

Transamerica Capital, Inc.	California	AUSA Holding, LLC, Sole Shareholder (100%)	Broker/Dealer

Transamerica Casualty Insurance Company	Iowa	Transamerica Corporation, Sole Shareholder (100%)	Insurance company

Transamerica Corporation (DE)	Delaware	AEGON International B.V., Sole Shareholder (100%)	Major interest in insurance and finance

Transamerica Corporation (OR)	Oregon	Transamerica Corporation, Sole Shareholder (100%)	Holding company

ITEM 29 LISTING

Transamerica Finance Corporation	Delaware	Transamerica Corporation, Sole Shareholder (100%)	Commercial & Consumer Lending & equipment leasing

Transamerica Financial Advisors, Inc.	Delaware	AUSA Holding, LLC, Shareholder (51.60%) (1,000 Shares); AEGON Asset Management Services, Inc., Shareholder (37.62%) (729 Shares); Commonwealth General Corporation, Shareholder (10.78%) (209 Shares)	Broker/Dealer
Transamerica Financial Life Insurance Company	New York	Transamerica Corporation, Sole Shareholder (100%)	Insurance

Transamerica Fund Services, Inc.	Florida	Transamerica Life Insurance Company, Shareholder (44.13%); AUSA Holding, LLC, Shareholder (55.87%)	Mutual fund

Transamerica Health Savings Solutions, LLC	Iowa	Transamerica Retirement Solutions, LLC, Sole Member (100%)	Health Savings Solutions

Transamerica International Direct Marketing Consultants, LLC	Maryland	AEGON Direct Marketing Services, Inc., Member (49%); Curtis Sherwin Chen, Member (51%)	Provide consulting services ancillary to the marketing of insurance products overseas.

Transamerica International RE (Bermuda) Ltd.	Bermuda	Transamerica Corporation, Sole Member (100%)	Reinsurance

Transamerica Investors Securities Corporation	Delaware	Transamerica Retirement Solutions, LLC, Sole Shareholder (100%)	Broker/Dealer

Transamerica Life Insurance Company	Iowa	Commonwealth General Corporation, Sole Shareholder (100%)	Insurance

Transamerica Life (Bermuda) Ltd.	Bermuda	Transamerica Life Insurance Company, Sole Member (100%)	Long-term life insurer in Bermuda — - will primarily write fixed universal life and term insurance

Transamerica Pacific Re, Inc.	Vermont	Transamerica Life Insurance Company, Sole Shareholder (100%)	Captive insurance company

Transamerica Realty Investment Properties LLC	Delaware	Transamerica Life Insurance Company, Sole Member (100%)	Realty limited liability company

Transamerica Resources, Inc.	Maryland	Monumental General Administrators, Inc., Sole Shareholder (100%)	Provides education and information regarding retirement and economic issues.

Transamerica Retirement Advisors, LLC	Delaware	Transamerica Retirement Solutions, LLC, Sole Member (100%)	Investment advisor

Transamerica Retirement Insurance Agency, LLC	Delaware	Transamerica Retirement Solutions, LLC, Sole Member (100%)	Conduct business as an insurance agency.

Transamerica Retirement Solutions, LLC	Delaware	AUSA Holding, LLC, Sole Member (100%)	Retirement plan services.

Transamerica Stable Value Solutions Inc.	Delaware	Commonwealth General Corporation, Sole Shareholder (100%)	Principle Business: Provides management services to the stable value division of AEGON insurers who issue synthetic GIC contracts.
Transamerica Travel and Conference Services, LLC	Iowa	Money Services, Inc., Sole Member (100%)	Travel and conference services

Transamerica Trust Company	Iowa	AUSA Holding, LLC, Sole Shareholder (100%)	Trust company

ITEM 29 LISTING

Transamerica Ventures Fund II, LLC	Delaware	AUSA Holding, LLC, Sole Member (100%)	Investments

ULI Funding, LLC	Iowa	AUSA Holding, LLC, Sole Member (100%)	Holding Company

United Financial Services, Inc.	Maryland	Transamerica Corporation, Sole Shareholder (100%)	General agency

WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	World Financial Group Insurance Agency, LLC, Sole Shareholder (100%)	Insurance agency

WFG Properties Holdings, LLC	Georgia	World Financial Group, Inc., Sole Member (100%)	Marketing

WFG Securities Inc.	Canada	World Financial Group Holding Company of Canada, Inc., Sole Shareholder (100%)	Mutual fund dealer

World Financial Group Holding Company of Canada Inc.	Canada	Commonwealth General Corporation, Sole Shareholder (100%)	Holding company

World Financial Group, Inc.	Delaware	AEGON Asset Management Services, Inc., Sole Shareholder (100%)	Marketing

World Financial Group Insurance Agency of Canada Inc.	Ontario	World Financial Group Holding Company of Canada Inc., Sole Shareholder (100.00%)	Insurance agency

World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	World Financial Group Insurance Agency, LLC, Sole Shareholder (100.00%)	Insurance agency

World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	World Financial Group Insurance Agency, LLC, Sole Shareholder (100.00%)	Insurance agency

World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	World Financial Group Insurance Agency, LLC, Sole Shareholder (100.00%)	Insurance agency

World Financial Group Insurance Agency, LLC	Iowa	AUSA Holding, LLC, Sole Member (100%)	Insurance agency
Yarra Rapids, LLC	Delaware	Real Estate Alternatives Portfolio 4MR, LLC, Member (49%) New York Investment Trust, non-AEGON affiliate, Member (51%)	Real estate investments

Zahorik Company, Inc.	California	AUSA Holding, LLC, Sole Shareholder (100%)	Inactive

Zero Beta Fund, LLC	Delaware	Transamerica Financial Life Insurance Company (16.58%); Transamerica Life Insurance Company, Member (50.14%); Transamerica Life Insurance Company, Member (33.28%)	Aggregating vehicle formed to hold various fund investments.

Item 30. Indemnification

The Iowa Code (Sections 490.850 et. seq.) provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Code also specifies producers for determining when indemnification payments can be made.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31	Principal Underwriters

(a)	Transamerica Capital, Inc. serves as the principal underwriter for:

Transamerica Capital, Inc. serves as the principal underwriter for the Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch Variable Life Separate Account II, Retirement Builder Variable Annuity Account, Separate Account Fund B, Separate Account Fund C, Separate Account VA AA, Separate Account VA B, Separate Account VA BB, Separate Account VA CC, Separate Account VA DD, Separate Account VA FF, Separate Account VA HH, Separate Account VA Q, Separate Account VA U, Separate Account VA V, Separate Account VA-1, Separate Account VA-2L, Separate Account VA-5, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Separate Account VL, Separate Account VL E, Separate Account VUL-A, Separate Account VUL-1; Separate Account VUL-2, Separate Account VUL-3, Separate Account VUL-4, Separate Account VUL-5, Separate Account VUL-6, Transamerica Corporate Separate Account Sixteen, Transamerica Separate Account R3, Variable Life Account A, WRL Series Annuity Account, WRL Series Annuity Account B, WRL Series Life Account, WRL Series Life Account G, and WRL Series Life Corporate Account. These accounts are separate accounts of Transamerica Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D, ML of New York Variable Life Separate Account, ML of New York Variable Life Separate Account II, Separate Account VA BNY, Separate Account VA QNY, Separate Account VA-2LNY, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Separate Account B, TFLIC Separate Account C, TFLIC Separate Account VNY, TFLIC Pooled Account No. 44, TFLIC Series Annuity Account, TFLIC Series Life Account, and Transamerica Variable Funds. These accounts are separate accounts of Transamerica Financial Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Transamerica Series Trust and Transamerica Funds.

(b)	Directors and Officers of Transamerica Capital, Inc.:

Name	Principal Business Address	Position and Offices with Underwriter
Brian Beitzel	(2)	Director, Treasurer and Chief Financial Officer
David Curry	(3)	Director, Chairman of the Board, Chief Executive Officer and President
Doug Hellerman	(3)	Chief Compliance Officer and Vice President
Timothy Ackerman	(3)	Director and Vice President
Mark Halloran	(3)	Director, President, Chief Executive Officer and Chairman of the Board
Jennifer Pearce	(3)	Vice President
Gregory E. Miller-Breetz	(1)	Secretary

(1)	100 Light Street, Floor B1, Baltimore, MD 21202
(2)	4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001
(3)	1801 California Street, Suite 5200, Denver, CO 80202

(c)	Compensation to Principal Underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions(1)	Compensation on Redemption	Brokerage Commissions	Compensation
Transamerica Capital, Inc.	$2,990,834	$0	$0	$0

 (1) Fiscal Year 2023

Item 32. Location of Accounts and Records

The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by Manager Regulatory Filing Unit, Transamerica Life Insurance Company at 6400 C Street SW., Cedar Rapids, Iowa 52499.

Item 33. Management Services.

All management service policies, if any, are discussed in Part A or Part B.

Item 34. Undertakings

The Depositor hereby represents that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

SECTION 403(B) REPRESENTATIONS

Transamerica Life Insurance Company represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88), regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

TEXAS ORP REPRESENTATION

The Registrant intends to offer policies to participants in the Texas Option Retirement Program. In connection with that offering, the Registrant is relying on Rule 6c-7 under the Investment Company Act of 1940 and is complying with, or shall comply with, paragraphs (a) – (d) of that Rule.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of Denver, State of Colorado, on April 29, 2024.

WRL SERIES ANNUITY ACCOUNT
Registrant

TRANSAMERICA LIFE INSURANCE COMPANY
Depositor

Jamie Ohl *
Director, President, and Chief Executive Officer, Individual Solutions Division

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on April 29, 2024.

Signatures	Title

*	Director, President, and Chief Executive Officer, Individual Solutions Division
Jamie Ohl

*	Director, Chairman of the Board, and President, Financial Assets
Bonnie T. Gerst

*	Director, Chief Operating Officer, Individual Solutions Division
Christopher S. Fleming

*	Director, Assistant Secretary, General Counsel, and Senior Vice President
Andrew S. Williams

*	Chief Financial Officer, Executive Vice President and Treasurer
Matt Keppler

*	Director, Senior Vice President and Chief Operating Officer, Workplace Solutions Division
Zachary Harris

*	Director, Chief Strategy & Development Officer and Senior Vice President
Chris Giovanni

/s/Brian Stallworth * Brian Stallworth	Assistant Secretary

*By: Brian Stallworth – Attorney-in-Fact pursuant to Powers of Attorney filed previously and/or herewith.